As filed with the Securities and Exchange Commission on May 20, 2008

1933 Act File No. 333-28697
1940 Act File No. 811-08243

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.		[		]
Post-Effective Amendment No.	80	[	X	]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	81	[	X	]

(Check appropriate box or boxes.)

Direxion Funds

33 Whitehall Street, 10th Floor
New York, New York 10004
(Exact name of Registrant as Specified in Charter)
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (646) 572-3390

Daniel D. O’Neill
33 Whitehall Street, 10th Floor
New York, New York 10004
(Name and Address of Agent for Service)

Copy to:
Edward L. Paz
U.S. Bancorp Fund Services, LLC
615 East Michigan
Milwaukee, WI 53202

It is proposed that this filing will become effective (check appropriate box)
[		]	immediately upon filing pursuant to paragraph (b)
[		]	on (date) pursuant to paragraph (b)
[		]	60 days after filing pursuant to paragraph (a)(1)
[		]	on (date) pursuant to paragraph (a)(1)
[	X	]	75 days after filing pursuant to paragraph (a)(2)
[		]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
[	]	This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

DIREXION FUNDS

CONTENTS OF REGISTRATION STATEMENT

This registration document is comprised of the following:

Cover Sheet

Contents of Registration Statement:

Combined Prospectus for the Investor Class of the S&P 500® Bull 2.5X Fund, the S&P 500® Bear 2.5X Fund, the NASDAQ-100® Bull 2.5X Fund, the NASDAQ-100® Bear 2.5X Fund, the Mid Cap Bull 2.5X Fund, the Mid Cap Bear 2.5X Fund, the Small Cap Bull 2.5X Fund (formerly Small Cap Plus Fund), the Small Cap Bear 2.5X Fund (formerly Small Cap/Short Fund), the Equity Income Bull 2.5X Fund, the Equity Income Bear 2.5X Fund, NASDAQ-100® Bull 1.25X Fund (formerly OTC Plus Fund), Dow 30SM Bull 1.25X Fund (formerly Dow 30SM Plus Fund), the Dollar Bull 2.5X Fund, the Dollar Bear 2.5X Fund, the Japan Bull 2X Fund, the Japan Bear 2X Fund, the Emerging Markets Bull 2X Fund (formerly Emerging Markets Plus Fund), the Emerging Markets Bear 2X Fund (formerly Emerging Markets Short Fund), the Developed Markets Bull 2X Fund (formerly Developed Markets Plus Fund), the Developed Markets Bear 2X Fund (formerly Developed Markets Short Fund), the Latin America Bull 2X Fund, the Latin America Bear 2X Fund, BRIC Bull 2X Fund, BRIC Bear 2X Fund, Brazil Bull 2X Fund, Brazil Bear 2X Fund, China Bull 2X Fund, India Bull 2X Fund, Russia Bull 2X Fund, EM Debt Bull Fund, China Bear 2X Fund, India Bear 2X Fund, Russia Bear 2X Fund, EM Debt Bear Fund, Commodity Trends Strategy Fund, Clean Energy Bull 2X Fund, Clean Energy Bear 2X Fund, the Real Estate Bull 2X Fund, the Real Estate Bear 2X Fund (formerly Short Real Estate Fund), the Commodity Bull 2X Fund (formerly Commodity Bull Fund), the Commodity Bear 2X Fund, the Biotech Bull 2X Fund, the Biotech Bear 2X Fund, the Oil & Gas Bull 2X Fund, the Oil & Gas Bear 2X Fund, the Precious Metals Bull 2X Fund, the Precious Metals Bear 2X Fund, the Healthcare Bull 2X Fund, the Healthcare Bear 2X Fund, the Financial Bull 2X Fund, the Financial Bear 2X Fund, the 10 Year Note Bull 2.5X Fund, the 10 Year Note Bear 2.5X Fund, the Dynamic HY Bond Fund, the HY Bear Fund and the U.S. Government Money Market Fund;

and

the Service Class of the S&P 500® Bull 2.5X Fund, the S&P 500® Bear 2.5X Fund, the NASDAQ-100® Bull 2.5X Fund, the NASDAQ-100® Bear 2.5X Fund, the Mid Cap Bull 2.5X Fund, the Mid Cap Bear 2.5X Fund, the Small Cap Bull 2.5X Fund (formerly Small Cap Plus Fund), the Small Cap Bear 2.5X Fund (formerly Small Cap/Short Fund), the Equity Income Bull 2.5X Fund, the Equity Income Bear 2.5X Fund, the Dollar Bull 2.5X Fund, the Dollar Bear 2.5X Fund, the Japan Bull 2X Fund, the Japan Bear 2X Fund, the Emerging Markets Bull 2X Fund (formerly Emerging Markets Plus Fund), the Emerging Markets Bear 2X Fund (formerly Emerging Markets Short Fund), the Developed Markets Bull 2X Fund (formerly Developed Markets Plus Fund), the Developed Markets Bear 2X Fund (formerly Developed Markets Short Fund), the Latin America Bull 2X Fund, the Latin America Bear 2X Fund, BRIC Bull 2X Fund, BRIC Bear 2X Fund, Brazil Bull 2X Fund, Brazil Bear 2X Fund, China Bull 2X Fund, India Bull 2X Fund, Russia Bull 2X Fund, EM Debt Bull Fund, China Bear 2X Fund, India Bear 2X Fund, Russia Bear 2X Fund, EM Debt Bear Fund, Commodity Trends Strategy Fund, Clean Energy Bull 2X Fund, Clean Energy Bear 2X Fund, the Real Estate Bull 2X Fund, the Real Estate Bear 2X Fund (formerly Short Real Estate Fund), the Commodity Bull 2X Fund (formerly Commodity Bull Fund), the Commodity Bear 2X Fund, the Biotech Bull 2X Fund, the Biotech Bear 2X Fund, the Oil & Gas Bull 2X Fund, the Oil & Gas Bear 2X Fund, the Precious Metals Bull 2X Fund, the Precious Metals Bear 2X Fund, the Healthcare Bull 2X Fund, the Healthcare Bear 2X Fund, the Financial Bull 2X Fund, the Financial Bear 2X Fund, the 10 Year Note Bull 2.5X Fund, the 10 Year Note Bear 2.5X Fund and the U.S. Government Money Market Fund.

Combined Statement of Additional Information for the Investor Class of the S&P 500® Bull 2.5X Fund,  the S&P 500® Bear 2.5X Fund, the NASDAQ-100® Bull 2.5X Fund, the NASDAQ-100® Bear 2.5X Fund, the Mid Cap Bull 2.5X Fund, the Mid Cap Bear 2.5X Fund, the Small Cap Bull 2.5X Fund (formerly Small Cap Plus Fund), the Small Cap Bear 2.5X Fund (formerly Small Cap/Short Fund), the Equity Income Bull 2.5X Fund, the Equity Income Bear 2.5X Fund, NASDAQ-100® Bull 1.25X Fund (formerly OTC Plus Fund), S&P 500® Bear 1X Fund (formerly U.S./Short Fund), Dow 30SM Bull 1.25X Fund (formerly Dow 30SM Plus Fund), the Dollar Bull 2.5X Fund, the Dollar Bear 2.5X Fund, the Japan Bull 2X Fund, the Japan Bear 2X Fund, the Emerging Markets Bull 2X Fund (formerly Emerging Markets Plus Fund), the Emerging Markets Bear 2X Fund (formerly Emerging Markets Short Fund), the Developed Markets Bull 2X Fund (formerly Developed Markets Plus Fund), the Developed Markets Bear 2X Fund (formerly Developed Markets Short Fund), the Latin America Bull 2X Fund, the Latin America Bear 2X Fund, BRIC Bull 2X Fund, BRIC Bear 2X Fund, Brazil Bull 2X Fund, Brazil Bear 2X Fund, China Bull 2X Fund, India Bull 2X Fund, Russia Bull 2X Fund, EM Debt Bull Fund, China Bear 2X Fund, India Bear 2X Fund, Russia Bear 2X Fund, EM Debt Bear Fund, Commodity Trends Strategy Fund, Clean Energy Bull 2X Fund, Clean Energy Bear 2X Fund, the Real Estate Bull 2X Fund, the Real Estate Bear 2X Fund (formerly Short Real Estate Fund), the Commodity Bull 2X Fund (formerly Commodity Bull Fund), the Commodity Bear 2X Fund, the Biotech Bull 2X Fund, the Biotech Bear 2X Fund, the Oil & Gas Bull 2X Fund, the Oil & Gas Bear 2X Fund, the Precious Metals Bull 2X Fund, the Precious Metals Bear 2X Fund, the Healthcare Bull 2X Fund, the Healthcare Bear 2X Fund, the Financial Bull 2X Fund, the Financial Bear 2X Fund, the 10 Year Note Bull 2.5X Fund, the 10 Year Note Bear 2.5X Fund, the Dynamic HY Bond Fund, the HY Bear Fund and the U.S. Government Money Market Fund;

and

the Service Class of the S&P 500® Bull 2.5X Fund,  the S&P 500® Bear 2.5X Fund, the NASDAQ-100® Bull 2.5X Fund, the NASDAQ-100® Bear 2.5X Fund, the Mid Cap Bull 2.5X Fund, the Mid Cap Bear 2.5X Fund, the Small Cap Bull 2.5X Fund (formerly Small Cap Plus Fund), the Small Cap Bear 2.5X Fund (formerly Small Cap/Short Fund), the Equity Income Bull 2.5X Fund, the Equity Income Bear 2.5X Fund, the Dollar Bull 2.5X Fund, the Dollar Bear 2.5X Fund, the Japan Bull 2X Fund, the Japan Bear 2X Fund, the Emerging Markets Bull 2X Fund (formerly Emerging Markets Plus Fund), the Emerging Markets Bear 2X Fund (formerly Emerging Markets Short Fund), the Developed Markets Bull 2X Fund (formerly Developed Markets Plus Fund), the Developed Markets Bear 2X Fund (formerly Developed Markets Short Fund), the Latin America Bull 2X Fund, the Latin America Bear 2X Fund, BRIC Bull 2X Fund, BRIC Bear 2X Fund, Brazil Bull 2X Fund, Brazil Bear 2X Fund, China Bull 2X Fund, India Bull 2X Fund, Russia Bull 2X Fund, EM Debt Bull Fund, China Bear 2X Fund, India Bear 2X Fund, Russia Bear 2X Fund, EM Debt Bear Fund, Commodity Trends Strategy Fund, Clean Energy Bull 2X Fund, Clean Energy Bear 2X Fund, the Real Estate Bull 2X Fund, the Real Estate Bear 2X Fund (formerly Short Real Estate Fund), the Commodity Bull 2X Fund (formerly Commodity Bull Fund), the Commodity Bear 2X Fund, the Biotech Bull 2X Fund, the Biotech Bear 2X Fund, the Oil & Gas Bull 2X Fund, the Oil & Gas Bear 2X Fund, the Precious Metals Bull 2X Fund, the Precious Metals Bear 2X Fund, the Healthcare Bull 2X Fund, the Healthcare Bear 2X Fund, the Financial Bull 2X Fund, the Financial Bear 2X Fund, the 10 Year Note Bull 2.5X Fund, the 10 Year Note Bear 2.5X Fund and the U.S. Government Money Market Fund.

Part C of Form N-1A

Signature Page

PROSPECTUS

[DIREXION FUNDS LOGO]

33 Whitehall Street, 10th Floor
New York, New York 10004
(800) 851-0511

BULL FUNDS	BEAR FUNDS
Domestic Equity Index Funds
S&P 500® Bull 2.5X Fund	S&P 500® Bear 2.5X Fund
NASDAQ-100® Bull 2.5X Fund	NASDAQ-100® Bear 2.5X Fund
Mid Cap Bull 2.5X Fund	Mid Cap Bear 2.5X Fund
Small Cap Bull 2.5X Fund (formerly Small Cap Plus Fund)	Small Cap Bear 2.5X Fund (formerly Small Cap/Short Fund)
Equity Income Bull 2.5X Fund	Equity Income Bear 2.5X Fund
NASDAQ-100® Bull 1.25X Fund (formerly OTC Plus Fund)
Dow 30SM Bull 1.25X Fund (formerly Dow 30SM Plus Fund)
Currency Funds
Dollar Bull 2.5X Fund	Dollar Bear 2.5X Fund
International Funds
Japan Bull 2X Fund	Japan Bear 2X Fund
Emerging Markets Bull 2X Fund (formerly Emerging Markets Plus Fund)	Emerging Markets Bear 2X Fund (formerly Emerging Markets Short Fund)
Developed Markets Bull 2X Fund (formerly Developed Markets Plus Fund)	Developed Markets Bear 2X Fund (formerly Developed Markets Short Fund)
Latin America Bull 2X Fund	Latin America Bear 2X Fund
BRIC Bull 2X Fund	BRIC Bear 2X Fund
Brazil Bull 2X Fund	Brazil Bear 2X Fund
China Bull 2X Fund	China Bear 2X Fund
India Bull 2X Fund	India Bear 2X Fund
Russia Bull 2X Fund	Russia Bear 2X Fund
EM Debt Bull Fund	EM Debt Bear Fund
Specialty Funds
Commodity Trends Strategy Fund
Clean Energy Bull 2X Fund	Clean Energy Bear 2X Fund
Real Estate Bull 2X Fund	Real Estate Bear 2X Fund (formerly Short Real Estate Fund)
Commodity Bull 2X Fund (formerly Commodity Bull Fund)	Commodity Bear 2X Fund
Biotech Bull 2X Fund	Biotech Bear 2X Fund
Oil & Gas Bull 2X Fund	Oil & Gas Bear 2X Fund
Precious Metals Bull 2X Fund	Precious Metals Bear 2X Fund
Healthcare Bull 2X Fund	Healthcare Bear 2X Fund
Financial Bull 2X Fund	Financial Bear 2X Fund
Fixed Income Funds
10 Year Note Bull 2.5X Fund Dynamic HY Bond Fund	10 Year Note Bear 2.5X Fund HY Bear Fund
U.S. Government Money Market Fund

Other than the Commodity Trends Strategy Fund, a significant portion of each Fund’s assets is expected to come from professional money managers and investors who use the Funds as part of “asset allocation” or “market timing” strategies.  The Commodity Trends Strategy Fund is not suitable for purchase by active investors.  That Fund is intended for long-term investment purposes only and imposes a 1.00% redemption fee on Commodity Trends Strategy Fund shares redeemed within ninety (90) days of the date of purchase.

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) nor has the SEC passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

In deciding whether to invest in the funds described herein, you should rely on information in this Prospectus or the Statement of Additional Information (the “SAI”). The Direxion Funds (the “Trust”) has not authorized the use of this Prospectus in any state or jurisdiction in which such an offering may not legally be made.

________, 2008

TABLE OF CONTENTS

OVERVIEW	1

INVESTMENT TECHNIQUES AND POLICIES	3

PRINCIPAL RISKS	5

DOMESTIC EQUITY INDEX FUNDS	11

S&P 500® Bull 2.5X Fund	11
S&P 500® Bear 2.5X Fund	11
NASDAQ-100® Bull 1.25X Fund	12
NASDAQ-100® Bull 2.5X Fund	12
NASDAQ-100® Bear 2.5X Fund	12
Dow 30SM Bull 1.25X Fund	15
Mid Cap Bull 2.5X Fund	16
Mid Cap Bear 2.5X Fund	16
Small Cap Bull 2.5X Fund	18
Small Cap Bear 2.5X Fund	18
Equity Income Bull 2.5X Fund	20
Equity Income Bear 2.5X Fund	20

CURRENCY FUNDS	21

Dollar Bull 2.5X Fund	21
Dollar Bear 2.5X Fund	21

INTERNATIONAL FUNDS	23

Japan Bull 2X Fund	23
Japan Bear 2X Fund	23
Emerging Markets Bull 2X Fund	24
Emerging Markets Bear 2X Fund	24
Developed Markets Bull 2X Fund	26
Developed Markets Bear 2X Fund	26
Latin America Bull 2X Fund	28
Latin America Bear 2X Fund	28
BRIC Bull 2X Fund	30
BRIC Bear 2X Fund	30
Brazil Bull 2X Fund	32
Brazil Bear 2X Fund	32
China Bull 2X Fund	33
China Bear 2X Fund	33
India Bull 2X Fund	35
India Bear 2X Fund	35
Russia Bull 2X Fund	36
Russia Bear 2X Fund	36
EM Debt Bull Fund	38
EM Debt Bear Fund	38

SPECIALTY FUNDS	40

Commodity Trends Strategy Fund	40
Clean Energy Bull 2X Fund	42
Clean Energy Bear 2X Fund	42
Real Estate Bull 2X Fund	43
Real Estate Bear 2X Fund	43
Commodity Bull 2X Fund	44
Commodity Bear 2X Fund	44
Biotech Bull 2X Fund	46
Biotech Bear 2X Fund	46
Oil & Gas Bull 2X Fund	47
Oil & Gas Bear 2X Fund	47

i

Precious Metals Bull 2X Fund	49
Precious Metals Bear 2X Fund	49
Healthcare Bull 2X Fund	50
Healthcare Bear 2X Fund	50
Financial Bull 2X Fund	52
Financial Bear 2X Fund	52

FIXED INCOME FUNDS	53

10 Year Note Bull 2.5X Fund	53
10 Year Note Bear 2.5X Fund	53
Dynamic HY Bond Fund	55
HY Bear Fund	55

U.S. GOVERNMENT MONEY MARKET FUND	58

ABOUT YOUR INVESTMENT	60

Share Price of the Funds	60
Rule 12b-1 Fees	61
Investor Class Shares and Service Class Shares	61
Shareholder Services Guide	61

ACCOUNT AND TRANSACTION POLICIES	63

MANAGEMENT OF THE FUNDS	66

PORTFOLIO HOLDINGS	67

DISTRIBUTIONS AND TAXES	67

FINANCIAL HIGHLIGHTS	70

PRIVACY NOTICE (Not a part of the Prospectus)	PN-1

MORE INFORMATION ON THE FUNDS	Back Cover

ii

OVERVIEW

This Prospectus relates to shares of the funds noted below (which are sometimes referred to in this Prospectus as a “Fund” and, collectively, as the “Funds”) of the Direxion Funds (formerly, the Potomac Funds). This Prospectus relates to the Investor Class Shares of all Funds and the Service Class Shares of all Funds, except the NASDAQ-100® Bull 1.25X Fund (formerly OTC Plus Fund), Dow 30SM Bull 1.25X Fund (formerly Dow 30SM Plus Fund), Dynamic HY Bond Fund and HY Bear Fund which are not currently offered in the Service Class. Except for the EM Debt Bull Fund and the EM Debt Bear Fund, U.S. Government Money Market Fund, the Dynamic HY Bond Fund and the HY Bear Fund, the Funds described in this Prospectus seek to provide daily investment results, before fees and expenses, that correspond to the performance of a particular index or benchmark. Except for the EM Debt Bull Fund, which is discussed separately below, the Funds with the word “Bull” in their name (collectively, the “Bull Funds”) attempt to provide investment results that correlate positively to the return of an index or benchmark, meaning the Bull Funds attempt to move in the same direction as the target index or benchmark. Except for the EM Debt Bear Fund and the HY Bear Fund, which are discussed separately below, the Funds with the word “Bear” in their name (collectively, the “Bear Funds”) attempt to provide investment results that correlate negatively to the return of an index or benchmark, meaning that the Bear Funds attempt to move in the opposite or inverse direction of the target index or benchmark. The correlations sought by the Bull Funds and the Bear Funds are generally a multiple of the returns of the target index or benchmark. For instance, the benchmark for the S&P 500® Bull 2.5X Fund is 250% of the daily price performance of the S&P 500® Index, while the benchmark for the S&P 500® Bear 2.5X Fund is 250% of the inverse, or opposite, of the daily price performance of the S&P 500® Index. If, on a given day, the S&P 500® Index gains 1%, the S&P 500® Bull 2.5X Fund is designed to gain approximately 2.5% (which is equal to 250% of 1%), while the S&P 500® Bear 2.5X Fund is designed to lose approximately 2.5%. Conversely, if the S&P 500® Index loses 1% on a given day, the S&P 500® Bull 2.5X Fund is designed to lose approximately 2.5%, while the S&P 500® Bear 2.5X Fund is designed to gain approximately 2.5%.

Fund	Index or Benchmark	Daily Target
S&P 500® Bull 2.5X Fund	S&P 500®	250%
S&P 500® Bear 2.5X Fund		-250%
NASDAQ-100® Bull 2.5X Fund	NASDAQ-100®	250%
NASDAQ-100® Bear 2.5X Fund		-250%
NASDAQ-100® Bull 1.25X Fund (formerly OTC Plus Fund)		125%
Mid Cap Bull 2.5X Fund	S&P® MidCap 400	250%
Mid Cap Bear 2.5X Fund		-250%
Small Cap Bull 2.5X Fund	Russell 2000®	250%
Small Cap Bear 2.5X Fund		-250%
Dow 30SM Bull 1.25X Fund (formerly Dow 30SM Plus Fund)	Dow Jones Industrial Average®	125%
Equity Income Bull 2.5X Fund	Dow Jones Select DividendSM	250%
Equity Income Bear 2.5X Fund		-250%
Dollar Bull 2.5X Fund	U.S. Dollar®	250%
Dollar Bear 2.5X Fund		-250%
Japan Bull 2X Fund	Nikkei® 225	200%
Japan Bear 2X Fund		-200%
BRIC Bull 2X Fund	S&P® BRIC 40 Index	200%
BRIC Bear 2X Fund		-200%
Brazil Bull 2X Fund	MSCI® Brazil Index	200%
Brazil Bear 2X Fund		-200%

Fund	Index or Benchmark	Daily Target
China Bull 2X Fund	FTSE/Xinhua China 25 Index	200%
China Bear 2X Fund		-200%
India Bull 2X Fund	MSCI® India Index	200%
India Bear 2X Fund		-200%
Russia Bull 2X Fund	DAXglobal® Russia Index	200%
Russia Bear 2X Fund		-200%
Emerging Markets Bull 2X Fund	MSCI Emerging MarketsSM	200%
Emerging Markets Bear 2X Fund		-200%
Developed Markets Bull 2X Fund	MSCI EAFE®	200%
Developed Market Bear 2X Fund		-200%
Latin America Bull 2X Fund	S&P® Latin America 40	200%
Latin America Bear 2X Fund		-200%
Commodity Trends Strategy Fund	S&P® Commodity Trends Indicator	100%
Clean Energy Bull 2X Fund	Wilder Hill New Energy Global Innovation Index	200%
Clean Energy Bear 2X Fund		200%
Real Estate Bull 2X Fund	Dow Jones U.S. Real Estate	200%
Real Estate Bear 2X Fund		-200%
Commodity Bull 2X Fund	Morgan Stanley® Commodity Related	200%
Commodity Bear 2X Fund		-200%
Biotech Bull 2X Fund	Biotech HOLDRs	200%
Biotech Bear 2X Fund		-200%
Oil & Gas Bull 2X Fund	Energy Select Sector	200%
Oil & Gas Bear 2X Fund		-200%
Precious Metals Bull 2X Fund	Dow Jones Precious Metals IndexSM	200%
Precious Metals Bear 2X Fund		-200%
Healthcare Bull 2X Fund	Health Care Select Sector	200%
Healthcare Bear 2X Fund		-200%
Financial Bull 2X Fund	Financial Select Sector	200%
Financial Bear 2X Fund		-200%
10 Year Note Bull 2.5X Fund	10 Year Treasury Note	250%
10 Year Note Bear 2.5X Fund		-250%

To achieve these results, the Funds listed above use aggressive investment techniques such as engaging in futures, swaps and options transactions.  As a result, these Funds are designed principally for experienced investors who intend to follow an asset allocation strategy.  Other than the Commodity Trends Strategy Fund, these Funds are suitable for purchase by active investors and frequently are used by investors who engage in market timing activities.  There is no assurance that the Funds will achieve their objectives and an investment in a Fund could lose money.  No single Fund is a complete investment program.

The Trust also offers the EM Debt Bull Fund and the EM Debt Bear Fund, the U.S. Government Money Market Fund, the Dynamic HY Bond Fund and the HY Bear Fund.

The EM Debt Bull Fund seeks to maximize total return (income plus capital appreciation) by investing primarily in debt instruments, which includes high yield debt instruments (commonly referred to as “junk bonds”), or derivatives of such instruments, of issuers that economically are tied to countries with emerging securities markets (“EM Debt”). The EM Debt Bear Fund seeks to profit from a decline in the value of EM Debt by creating short positions in such instruments and derivatives of such instruments. The term “bear” is used in the financial markets to describe a market which is declining in value. Generally, “bear” mutual funds attempt to profit from anticipated declines in the value of a security, industry, or market and may use aggressive techniques like selling short in pursuit of their objectives.

The U.S. Government Money Market Fund seeks security of principal, current income and liquidity by investing primarily in money market instruments issued or guaranteed, as to principal and interest, by the U.S. government, its agencies or instrumentalities.

The Dynamic HY Bond Fund seeks to maximize total return (income plus capital appreciation) by investing primarily in debt instruments, including convertible securities, and derivatives of such instruments, with an emphasis on lower-quality debt instruments.

The HY Bear Fund seeks to profit from a decline in the value of lower-quality debt instruments by creating short positions in such instruments and derivatives of such instruments. The term “bear” is used in the financial markets to describe a market which is declining in value. Generally, “bear” mutual funds attempt to profit from anticipated declines in the value of a security, industry, or market and may use aggressive techniques like selling short in pursuit of their objectives.

Changes in Investment Objective. Except for the U.S. Government Money Market Fund, and the NASDAQ-100® Bull 1.25X Fund, each Fund’s investment objective is not a fundamental policy and may be changed by the Funds’ Board of Trustees without shareholder approval. The investment objective of the U.S. Government Money Market Fund and the NASDAQ-100® Bull 1.25X Fund is a fundamental policy and can only be changed with shareholder approval.

INVESTMENT TECHNIQUES AND POLICIES

Rafferty Asset Management, LLC (“Rafferty” or “Adviser”), the investment adviser to the Funds, uses a number of investment techniques in an effort to achieve the stated goal for each Fund (other than the EM Debt Bull Fund and EM Debt Bear Fund). (Please see the “EM Debt Bull Fund, EM Debt Bear Fund” section below for a description of the Adviser’s investment techniques for each Fund). For the Bull Funds, Rafferty attempts to magnify the daily returns of each Bull Fund’s index or benchmark. The Bear Funds are managed to provide returns inverse (or opposite) by a defined percentage to the daily return of each Bear Fund’s index or benchmark. Rafferty creates net “long” positions for the Bull Funds and net “short” positions for the Bear Funds. (Rafferty may create short positions in the Bull Funds and long positions in the Bear Funds even though the net exposure in the Bull Funds will be long and the net exposure in the Bear Funds will be short.) Long positions move in the same direction as their index or benchmark, advancing when the index or benchmark advances and declining when the index or benchmark declines. Short positions move in the opposite direction of the index or benchmark, advancing when the index or benchmark declines and declining when the index or benchmark advances. Rafferty generally does not use fundamental securities analysis to accomplish such correlation. Rather, Rafferty primarily uses statistical and quantitative analysis to determine the investments each Fund makes and the techniques it employs. As a consequence, if a Fund is performing as designed, the return of the index or benchmark will dictate the return for that Fund.

Each Bull and Bear Fund invests significantly in exchange-traded funds (“ETFs”), futures contracts on stock indices, swap agreements, options on futures contracts and financial instruments such as options on securities and stock indices options. Rafferty uses these types of investments to produce economically “leveraged” investment results. Leveraging allows Rafferty to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of a Fund.

Each Bull Fund and Bear Fund has a clearly articulated goal which requires the Fund to seek economic exposure in excess of its net assets. To meet its objectives, each Fund invests in some combination of financial instruments so that it generates economic exposure consistent with the Fund’s investment objective. To generate a return consistent with a leveraged investment objective benchmark, a Fund will generally invest some portion of its net assets in financial instruments - such as futures or swaps - with implicit leverage.

Net flows into or out of a Fund and the impact of market movements determine whether the portfolio needs to be re-positioned. If the target index has risen on a given day, a Bull Fund’s net assets should rise, meaning the Fund’s exposure may need to be increased. Conversely, if the target index has fallen on a given day, a Bull Fund’s net assets should fall, meaning the Fund’s exposure may need to be reduced. If the target index has risen on a given day, a Bear Fund’s net assets should fall, meaning the Fund’s exposure may need to be reduced. If the target index has fallen on a given day, a Bear Fund’s net assets should rise, meaning the Fund’s exposure may need to be increased. A Fund’s portfolio may also need to be changed to reflect changes in the composition of an index and corporate actions like stock splits and spin-offs. Rafferty increases the Fund’s exposure when its assets rise and reduces the Fund’s exposure when its assets fall. To determine which instruments to purchase or sell, Rafferty identifies instruments it believes exhibit price anomalies among the relevant group of financial instruments to identify the more advantageous instrument.

Each Bull and Bear Fund is designed to provide daily investment returns, before fees and expenses, that are a multiple of the returns of its index or benchmark. While Rafferty attempts to minimize any “tracking error” (the statistical measure of the difference between the investment results of a Fund and the performance of its index or benchmark), certain factors will tend to cause a Fund’s investment results to vary from the stated objective. A Fund may have difficulty in achieving its daily target due to fees and expenses, high portfolio turnover, transaction costs and/or a temporary lack of liquidity in the markets for the securities held by the Fund.

Seeking daily leveraged investment results provides potential for greater gains and losses relative to benchmark performance. For instance, the S&P 500® Bull 2.5X Fund seeks to provide, before fees and expenses, 250% of the daily return of the S&P 500® Index. If the S&P 500® gains 2% on a given day, the S&P 500® Bull 2.5X Fund would be expected to gain about 5%.  Conversely, if the S&P 500® Index declines 2% on a given day, the S&P 500® Bull Fund would be expected to about lose 5%.

The Expected Daily Return of a Bull Fund. A Bull Fund seeks to provide a daily return that is a multiple of the daily return of a target index or benchmark. Doing so requires the use of leveraged investment techniques, which necessarily incur financing charges. For instance, the S&P 500® Bull 2.5X Fund seeks exposure to its benchmark in an amount equal to 250% of its assets, meaning it uses leveraged investment techniques to seek exposure to the S&P 500® in an amount equal to 150% of its net assets. In light of the financing charges and a Bull Fund’s operating expenses, the expected return of a Bull Fund is equal to the gross expected return, which is the daily benchmark return multiplied by the Bull Fund’s daily target, minus (i) financing charges incurred by the portfolio and (ii) daily operating expenses. For instance, if the S&P 500® returns 2% on a given day, the gross expected return of the S&P 500® Bull 2.5X Fund would be 5%, but the net expected return, which factors in the cost of financing the portfolio and the impact of operating expenses, would be lower.

The Expected Daily Return of a Bear Fund. A Bear Fund seeks to provide a daily return which is a multiple of the inverse (or opposite) of the daily return of a target index or benchmark.  To create the necessary exposure, a Bear Fund engages in short selling - borrowing and selling securities it does not own.  The money that a Bear Fund receives from short sales - the short sale proceeds - is an asset of the Bear Fund that can generate income to help offset the Bear Fund’s operating expenses. If the S&P 500® declines 2% on a given day, the gross expected return for the Direxion S&P 500® Bear 2.5X Fund would be 5% and the net expected return, which factors in interest income and the impact of operating expenses, would be slightly higher.

The Expected Returns of Daily Leveraged Index Funds for Periods Longer Than a Day. The Funds seek daily leveraged investment results, which should not be equated with seeking a leveraged goal for a period longer than a day. For instance, if the S&P 500® gains 10% during a year, the S&P 500® Bull 2.5X Fund should not be expected to provide a return of 25% for the year even if it meets its daily target throughout the year. This is true because of the financing charges noted above but also because the pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a Fund’s daily target or inverse daily target (e.g., 250% or -250%) will not generally equal a Fund’s performance over that same period. The following example illustrates this point.

Mary is considering investments in two Funds, Fund A and Fund B. Fund A is a traditional index fund which seeks (before fees and expenses) to match the performance of the XYZ index. Fund B is a leveraged Fund and seeks daily investment results (before fees and expenses) that correspond to 250% of the daily performance of the XYZ index.

On Day 1, the XYZ index increases in value from $100 to $105, a gain of 5%. On Day 2, the XYZ index declines from $105 back to $100, a loss of 4.77%. In the aggregate, the XYZ index has not moved.

An investment in Fund A would be expected to gain 5% on Day 1 and lose 4.76% on Day 2 to return to its original value. The following example assumes a $100 investment in Fund A when the index is also valued at $100:

Day	Index Value	Index Performance	Value of Investment
	$100.00		$100.00
1	$105.00	5.00%	$105.00
2	$100.00	-4.76%	$100.00

The same $100 investment in Fund B, however, would be expected to gain 12.5% on Day 1 (250% of 5%) but decline 11.90% on Day 2.

Day	Index Performance	250% of Index Performance	Value of Investment
			$100.00
1	5.00%	12.50%	$112.50
2	-4.76%	-11.90%	$99.11

Although the percentage decline is smaller on Day 2 than the percentage gain on Day 1, the loss is applied to a higher principal amount so the investment in Fund B has a loss even when the index value has not declined. (These calculations do not include the charges for expense ratio and the financing charges.)

As you can see, an investment in Fund B has higher rewards and risks due to the effects of leverage and compounding.

Defensive Policy. Generally, each Fund pursues its investment objective regardless of market conditions and does not take defensive positions. As a consequence, a Fund will generally not adopt defensive positions by investing in cash or other instruments in anticipation of an adverse climate for its index or benchmark. However, if a Fund’s target index has moved dramatically in a particular direction and Rafferty believes a reversal is likely, Rafferty may attempt to hedge some portion of the Fund’s portfolio against such a reversal. Such hedging strategies include, but are not limited to, the purchase of put options to hedge against a decline in a Bull Fund’s portfolio and the purchase of call options to hedge against a decline in a Bear Fund’s portfolio. Hedging strategies will increase a Fund’s expenses, reduce net assets and reduce upside to some extent. To reduce the cost of such a hedging strategy, Rafferty may sell options, which will reduce a Fund’s upside if such options move against the Fund. In addition, because it may be difficult for a Fund to achieve its stated investment objective any time its assets fall below $2 million, Rafferty may invest the assets of any such Fund in short-term U.S. government securities until the level of net assets is sufficient to permit the desired investments. As a result, such Fund may not achieve its investment objective during this period. To find out if a Fund has sufficient assets to invest to attempt to meet its objective, you may call (800) 851-0511.

PRINCIPAL RISKS

An investment in any of the Funds entails risks. The Funds could lose money, or their performance could trail that of other investment alternatives. Rafferty cannot guarantee that any of the Funds will achieve their objective. In addition, the Funds present some risks not traditionally associated with most mutual funds. It is important that investors closely review and understand these risks before making an investment in the Funds. The table below provides the principal risks of investing in the Funds. Following the table, each risk is explained.

	Market Timing Activity and High Portfolio Turnover	Risk of Tracking Error	Risks of Aggressive Investment Techniques	Leverage Risk	Counterparty Risks	Risk of Non-Diversification	Interest Rate Changes	Risks of Investing in Other Investment Companies and ETFs	Adverse Market Conditions	Risks of Shorting Instruments	Inverse Correlation Risk	Risks of Investing in Equity Securities	Risks of Investing in Foreign Instruments	Currency Exchange Rates
S&P 500® Bull 2.5X Fund	X	X	X	X	X	X	X	X	X			X
S&P 500® Bear 2.5X Fund	X	X	X	X	X	X	X	X	X	X	X	X
NASDAQ-100® Bull 1.25X Fund	X	X	X	X	X	X	X	X	X			X
NASDAQ-100® Bull 2.5X Fund	X	X	X	X	X	X	X	X	X			X
NASDAQ-100® Bear 2.5X Fund	X	X	X	X	X	X	X	X	X	X	X	X
Dow 30SM Bull 1.25X Fund	X	X	X	X	X	X	X	X	X	X	X	X
Mid Cap Bull 2.5X Fund	X	X	X	X	X	X	X	X	X			X
Mid Cap Bear 2.5X Fund	X	X	X	X	X	X	X	X	X	X	X	X
Small Cap Bull 2.5X Fund	X	X	X	X	X	X	X	X	X			X
Small Cap Bear 2.5X Fund	X	X	X	X	X	X	X	X	X	X	X	X
Equity Income Bull 2.5X Fund	X	X	X	X	X	X	X	X	X			X
Equity Income Bear 2.5X Fund	X	X	X	X	X	X	X	X	X	X	X	X
Dollar Bull 2.5X Fund	X	X	X	X	X	X	X	X	X				X	X
Dollar Bear 2.5X Fund	X	X	X	X	X	X	X	X	X	X	X		X	X
Japan Bull 2X Fund	X	X	X	X	X	X	X	X	X			X	X	X
Japan Bear 2X Fund	X	X	X	X	X	X	X	X	X	X	X	X	X	X
BRIC Bull 2X Fund	X	X	X	X	X	X	X	X	X			X	X	X
BRIC Bear 2X Fund	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Brazil Bull 2X Fund	X	X	X	X	X	X	X	X	X			X	X	X
Brazil Bear 2X Fund	X	X	X	X	X	X	X	X	X	X	X	X	X	X
China Bull 2X Fund	X	X	X	X	X	X	X	X	X			X	X	X
China Bear 2X Fund	X	X	X	X	X	X	X	X	X	X	X	X	X	X
India Bull 2X Fund	X	X	X	X	X	X	X	X	X			X	X	X
India Bear 2X Fund	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Russia Bull 2X Fund	X	X	X	X	X	X	X	X	X			X	X	X
Russia Bear 2X Fund	X	X	X	X	X	X	X	X	X	X	X	X	X	X
EM Debt Bull Fund	X		X	X	X	X	X	X	X				X	X
EM Debt Bear Fund	X		X	X	X	X	X	X	X	X	X		X	X
Emerging Markets Bull 2X Fund	X	X	X	X	X	X	X	X	X			X	X	X
Emerging Markets Bear 2X Fund	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Developed Markets Bull 2X Fund	X	X	X	X	X	X	X	X	X			X	X	X
Developed Market Bear 2X Fund	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Latin America Bull 2X Fund	X	X	X	X	X	X	X	X	X			X	X	X
Latin America Bear 2X Fund	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Commodity Trends Strategy Fund	X	X	X	X	X	X		X	X			X
Clean Energy Bull 2X Fund	X	X	X	X	X	X	X	X	X				X	X
Clean Energy Bear 2X Fund	X	X	X	X	X	X	X	X	X	X	X		X	X
Real Estate Bull 2X Fund	X	X	X	X	X	X	X	X	X			X
Real Estate Bear 2X Fund	X	X	X	X	X	X	X	X	X	X	X	X
Commodity Bull 2X Fund	X	X	X	X	X	X	X	X	X			X
Commodity Bear 2X Fund	X	X	X	X	X	X	X	X	X	X	X	X
Biotech Bull 2X Fund	X	X	X	X	X	X	X	X	X			X
Biotech Bear 2X Fund	X	X	X	X	X	X	X	X	X	X	X	X
Oil & Gas Bull 2X Fund	X	X	X	X	X	X	X	X	X			X
Oil & Gas Bear 2X Fund	X	X	X	X	X	X	X	X	X	X	X	X
Precious Metals Bull 2X Fund	X	X	X	X	X	X	X	X	X			X
Precious Metals Bear 2X Fund	X	X	X	X	X	X	X	X	X	X	X	X
Healthcare Bull 2X Fund	X	X	X	X	X	X	X	X	X			X
Healthcare Bear 2X Fund	X	X	X	X	X	X	X	X	X	X	X	X
Financial Bull 2X Fund	X	X	X	X	X	X	X	X	X			X
Financial Bear 2X Fund	X	X	X	X	X	X	X	X	X	X	X	X
10 Year Note Bull 2.5X Fund	X	X	X	X	X	X	X	X	X
10 Year Note Bear 2.5X Fund	X	X	X	X	X	X	X	X	X	X	X
Dynamic HY Bond Fund	X		X	X	X	X	X	X	X
HY Bear Fund	X		X	X	X	X	X	X	X	X
U.S. Government Money Market Fund							X

	Risks of Investing in Emerging Markets Instruments	Risks of Investing in Small and Mid Capitalization Companies	Credit Risk and Lower-Quality Debt Securities	Risks of Investing in Commodities	Risks of Investing in Real Estate Instruments	Risk of Investing in Technology Companies	Concentration Risk	Geographic Concentration Risk	Valuation Time Risk	Adviser’s Investment Strategy
S&P 500® Bull 2.5X Fund			X
S&P 500® Bear 2.5X Fund			X
NASDAQ-100® Bull 1.25X Fund			X			X
NASDAQ-100® Bull 2.5X Fund			X			X
NASDAQ-100® Bear 2.5X Fund			X			X
Dow 30SM Bull 1.25X Fund			X			X
Mid Cap Bull 2.5X Fund		X	X
Mid Cap Bear 2.5X Fund		X	X
Small Cap Bull 2.5X Fund		X	X
Small Cap Bear 2.5X Fund		X	X
Equity Income Bull 2.5X Fund			X
Equity Income Bear 2.5X Fund			X
Dollar Bull 2.5X Fund	X		X
Dollar Bear 2.5X Fund	X		X
Japan Bull 2X Fund			X					X	X
Japan Bear 2X Fund			X					X	X
BRIC Bull 2X Fund	X		X				X	X	X
BRIC Bear 2X Fund	X		X				X	X	X
Brazil Bull 2X Fund	X		X				X	X	X
Brazil Bear 2X Fund	X		X				X	X	X
China Bull 2X Fund	X		X				X	X	X
China Bear 2X Fund	X		X				X	X	X
India Bull 2X Fund	X		X				X	X	X
India Bear 2X Fund	X		X				X	X	X
Russia Bull 2X Fund	X		X				X	X	X
Russia Bear 2X Fund	X		X				X	X	X
EM Debt Bull Fund	X		X				X	X		X
EM Debt Bear Fund	X		X				X	X		X
Emerging Markets Bull 2X Fund	X		X						X
Emerging Markets Bear 2X Fund	X		X						X
Developed Markets Bull 2X Fund			X						X
Developed Market Bear 2X Fund			X						X
Latin America Bull 2X Fund	X		X					X	X
Latin America Bear 2X Fund	X		X					X	X
Commodity Trends Strategy Fund			X				X
Clean Energy Bull 2X Fund	X	X	X				X	X
Clean Energy Bear 2X Fund	X	X	X				X	X
Real Estate Bull 2X Fund			X		X
Real Estate Bear 2X Fund			X		X
Commodity Bull 2X Fund			X	X
Commodity Bear 2X Fund			X	X
Biotech Bull 2X Fund			X			X	X
Biotech Bear 2X Fund			X			X	X
Oil & Gas Bull 2X Fund			X	X			X
Oil & Gas Bear 2X Fund			X	X			X
Precious Metals Bull 2X Fund			X	X			X
Precious Metals Bear 2X Fund			X	X			X
Healthcare Bull 2X Fund			X				X
Healthcare Bear 2X Fund			X				X
Financial Bull 2X Fund			X				X
Financial Bear 2X Fund			X				X
10 Year Note Bull 2.5X Fund			X
10 Year Note Bear 2.5X Fund			X
Dynamic HY Bond Fund			X							X
HY Bear Fund			X							X
U.S. Government Money Market Fund			X

	Derivatives Risk	Risks of Investing in Commodity-linked Derivatives	Risks of Investing in a Wholly- Owned Subsidiary	Tax Risk
S&P 500® Bull 2.5X Fund
S&P 500® Bear 2.5X Fund
NASDAQ-100® Bull 1.25X Fund
NASDAQ-100® Bull 2.5X Fund
NASDAQ-100® Bear 2.5X Fund
Dow 30SM Bull 1.25X Fund
Mid Cap Bull 2.5X Fund
Mid Cap Bear 2.5X Fund
Small Cap Bull 2.5X Fund
Small Cap Bear 2.5X Fund
Equity Income Bull 2.5X Fund
Equity Income Bear 2.5X Fund
Dollar Bull 2.5X Fund
Dollar Bear 2.5X Fund
Japan Bull 2X Fund
Japan Bear 2X Fund
BRIC Bull 2X Fund
BRIC Bear 2X Fund
Brazil Bull 2X Fund
Brazil Bear 2X Fund
China Bull 2X Fund
China Bear 2X Fund
India Bull 2X Fund
India Bear 2X Fund
Russia Bull 2X Fund
Russia Bear 2X Fund
EM Debt Bull Fund
EM Debt Bear Fund
Emerging Markets Bull 2X Fund
Emerging Markets Bear 2X Fund
Developed Markets Bull 2X Fund
Developed Market Bear 2X Fund
Latin America Bull 2X Fund
Latin America Bear 2X Fund
Commodity Trends Strategy Fund	X	X	X	X
Clean Energy Bull 2X Fund
Clean Energy Bear 2X Fund
Real Estate Bull 2X Fund
Real Estate Bear 2X Fund
Commodity Bull 2X Fund
Commodity Bear 2X Fund
Biotech Bull 2X Fund
Biotech Bear 2X Fund
Oil & Gas Bull 2X Fund
Oil & Gas Bear 2X Fund
Precious Metals Bull 2X Fund
Precious Metals Bear 2X Fund
Healthcare Bull 2X Fund
Healthcare Bear 2X Fund
Financial Bull 2X Fund
Financial Bear 2X Fund
10 Year Note Bull 2.5X Fund
10 Year Note Bear 2.5X Fund
Dynamic HY Bond Fund
HY Bear Fund
U.S. Government Money Market Fund

Market Timing Activity and High Portfolio Turnover
Rafferty expects a significant portion of the Funds’ assets to come from professional money managers and investors who use the Funds as part of “asset allocation” and “market timing” investment strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions. Frequent trading could increase the rate of the Funds’ portfolio turnover, which involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups/mark-downs and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to a Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Funds’ performance. In addition, large movements of assets into and out of the Funds may have a negative impact on their ability to achieve their investment objectives or their desired level of operating expenses. The risks associated with market timing activity and high portfolio turnover will have a negative impact on longer-term investments. Please see the “Financial Highlights” section of this Prospectus for each Fund’s historic portfolio turnover rates.

Risk of Tracking Error
Several factors may affect a Fund’s ability to achieve its daily target. A Fund may have difficulty achieving its daily target due to fees and expenses, high portfolio turnover, transaction costs and/or a temporary lack of liquidity in the markets for the securities held by a Fund. A failure to achieve a daily target may cause a Fund to provide returns for a longer period that are worse than expected. In addition, a Fund that meets its daily target over a period of time may not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of daily market fluctuations, the use of leverage and the Bear Funds’ inverse correlation.

Risks of Aggressive Investment Techniques
The Funds use investment techniques, including investments in derivative instruments, which may be considered aggressive. The derivative instruments that the Funds may invest in include: (1) futures contracts; (2) swap agreements; and (3) options on securities, securities indices, and futures contracts. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. In addition, such instruments may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security or index which will increase the volatility of the Funds and may involve a small investment of cash relative to the magnitude of the risk assumed. The use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

Leverage Risks
Use of leverage can magnify the effects of changes in the value of the Funds and make them more volatile. The leveraged investment techniques that the Funds employ should cause investors in the Funds to lose more money in adverse environments. The Funds’ use of leverage means that they will incur financing charges which will affect the performance of the Funds. As interest rates rise, the cost of executing the Funds’ investment strategies will rise as well.

Counterparty Risks
The Funds may invest in financial instruments, including swap agreements, that enable the Funds to hedge a position or to gain exposure to securities or an index without investing in specific securities or instruments.  Swap agreements are two-party contracts whereby the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  Using such swap agreements and similar financial instruments exposes a Fund to the risk that the counterparty may default.  If the counterparty defaults, a Fund’s risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement.

Risk of Non-Diversification
Each of the Funds is non-diversified. A non-diversified fund invests a high percentage of its assets in a limited number of securities. A non-diversified fund’s net asset values and total returns may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

Interest Rate Changes
Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise and may rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. The impact of an interest rate changes may be significant for other asset classes as well, whether because of the impact of interest rates on economic activity or because of changes in the relative attractiveness of asset classes due to changes in interest rates. For instance, higher interest rates may make investments in debt securities more attractive, thus reducing investments in equities.

Risks of Investing in Other Investment Companies and ETFs
Investments in the securities of other investment companies and ETFs, (which may, in turn invest in equities, bonds, and other financial vehicles) may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, a Fund becomes a shareholder of that investment company or ETF. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. As a shareholder, the Fund must rely on the investment company or ETF to achieve its investment objective. If the investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares potentially may trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a Fund. Finally, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate a Fund’s holdings at the most optimal time, adversely affecting the Fund’s performance.

Adverse Market Conditions
The performance of each Fund is designed to correlate to the performance of an index or benchmark. As a consequence, a Fund’s performance will suffer during conditions which are adverse to the Fund’s investment goals.

Risks of Shorting Instruments
Short positions are designed to profit from a decline in the price of particular securities, baskets of securities or indices. A short sale involves the theoretically unlimited risk of loss when the market value of the instruments sold short plus related transaction costs exceeds the proceeds to a Fund from the short sale. As a consequence, a Fund will lose value if and when the instrument’s price rises - a result that is the opposite from traditional mutual funds. The holder of a short position is responsible for paying the dividends and interest accruing on the short position. Because dividends and interest accruing on a short position is an expense to a Fund, the performance of a Fund may be adversely impacted by the cost of maintaining its short positions.

Inverse Correlation Risk
Each Bear Fund is negatively correlated to its index or benchmark and should lose money when its index or benchmark rises — a result that is the opposite from traditional mutual funds.  In addition, because each Bear Fund seeks daily returns inverse to its index or benchmark by a defined percentage, the return of a Bear Fund for periods longer than a day may not equal the return of the index or benchmark multiplied by the Fund’s defined percentage goal due to the impact of negative compounding during the period.

Risks of Investing in Equity Securities
Investments in publicly issued equity securities, including common stocks, in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate.

Risks of Investing in Foreign Instruments
Indirectly investing in foreign instruments may involve greater risks than investing in domestic instruments. As a result, a Fund’s returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.

Currency Exchange Rates
Changes in foreign currency exchange rates will affect the value of what a Fund owns and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Risks of Investing in Emerging Markets Instruments
Indirect investments in emerging markets instruments involve greater risks than investing in foreign instruments in general. Risks of investing in emerging market countries include political or social upheaval, nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. There may also be risks from an economy’s dependence on revenues from particular commodities or industries. In addition, currency transfer restrictions, limited potential buyers for such instruments, delays and disruption in settlement procedures and illiquidity or low volumes of transactions may make exits difficult or impossible at times.

Risks of Investing in Small and Mid Capitalization Companies
Investing in the securities of small and mid capitalization companies involves greater risks and the possibility of greater price volatility than investing in more-established, larger capitalization companies. Smaller companies may have limited operating history, product lines, and financial resources, and the securities of these companies may lack sufficient market liquidity. Smaller companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.

Credit Risk and Lower-Quality Debt Securities
A Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. A Fund could lose money if the issuer of a debt security in which it has a short position is upgraded or generally improves its standing. Credit risk usually applies to most debt securities, but generally is not a factor for U.S. government obligations. Certain Funds will invest a significant portion of their assets in securities rated below investment grade or “junk bonds.” Junk bonds may be sensitive to economic changes, political changes, or adverse developments specific to a company. These securities generally involve greater risk of default or price changes than other types of fixed-income securities and the Funds’ performance may vary significantly as a result.

Risks of Investing in Commodities
Investments in companies involved in commodity-related businesses may be subject to greater volatility than investments in companies involved in more traditional businesses. The value of companies in commodity-related businesses may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments.

Risks of Investing in Real Estate Instruments
Real estate instruments are subject to risks similar to those associated with direct ownership of real estate, including changes in local and general economic conditions, vacancy rates, interest rates, zoning laws, rental income, property taxes, operating expenses and losses from casualty or condemnation. An investment in a real estate investment trust (“REIT”) is subject to additional risks, including poor performance by the manager of the REIT, adverse tax consequences, and limited diversification resulting from being invested in a limited number or type of properties or a narrow geographic area.

Risk of Investing in Technology Companies
The market prices of technology-related instruments tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of instruments. These instruments may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology instruments also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology companies. Technology companies having high market valuations may appear less attractive to investors, which may cause sharp decreases in their market prices. Further, those technology companies seeking to finance expansion would have increased borrowing costs, which may negatively impact earnings.

Concentration Risk
Concentration risk results from focusing a Fund’s investments in a specific industry or sector. The performance of a Fund that focuses its investments in a particular industry or sector may be more volatile than a fund that does not concentrate its investments.

Geographic Concentration Risk
Investments in a particular geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. As a result, Funds that focus their investments in a particular geographic region may be more volatile than a more geographically diversified fund.

Valuation Time Risk
The Funds value their portfolio as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 PM Eastern time). In some cases, foreign market indices close before the NYSE opens or may not be open for business on the same calendar days as the Funds. As a result, the daily performance of a Fund that tracks a foreign market index can vary from the performance of that index.

Risks of the Adviser’s Investment Strategy
While the Adviser seeks to take advantage of investment opportunities for Funds that will maximize their investment returns, there is no guarantee that such opportunities will ultimately benefit the Funds. The Adviser will aggressively change the Funds’ portfolios in response to market conditions that are unpredictable and may expose the Funds to greater market risk than other mutual funds. There is no assurance that the Adviser’s investment strategy will enable the Funds to achieve their investment objectives.

Derivatives Risks
The Funds invest in futures, options and other types of financial instruments that derive their value from an underlying asset or index.  The Funds use derivatives instead of investing directly in an underlying security and for hedging purposes.  Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time.  Investments in derivatives also may not correctly correlate with the price movements of an underlying instrument or index.  Accordingly, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives.  As a result, a Fund may incur larger losses or smaller gains than otherwise would be the case if the Fund invested directly in the underlying securities.

The Funds are subject to asset coverage requirements under the 1940 Act, that are designed to reduce the effects of leverage created by the use of derivatives investments.  Under these requirements a Fund must set aside liquid assets, or engage in other measures to cover the Fund’s exposure while derivative instruments are held.

Risks of Investing in Commodity-Linked Derivatives
The Commodity Trends Strategy Fund intends to primarily invest in commodity-linked derivatives directly and through its wholly-owned subsidiary.  The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, precious metals, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable.  Commodity-linked derivatives provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in the commodities markets without investing directly in physical commodities.  The value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.  The value of commodity-linked derivatives will rise or fall in response to changes in the underlying commodity or related index.  Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments.  A highly liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop.

Commodity-linked derivatives also may be subject to credit and interest rate risks that in general affect the values of debt securities. Therefore, at maturity, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments that are more or less than the stated coupon interest payments.

Risks of Investing in a Wholly-Owned Subsidiary
The Commodity Trends Strategy Fund may invest up to 25% of its total assets in its Subsidiary.  The Subsidiary, which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by the Commodity Trends Strategy Fund.  The Commodity Trends Strategy Fund will invest in the Subsidiary in order to gain exposure to the investment returns of the commodities markets within the limitations of the federal tax law requirements applicable to regulated investment companies.  The Subsidiary will invest principally in commodity and financial futures, options and swap contracts, as well as certain fixed-income investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions.  Unlike the Commodity Trends Strategy Fund, the Subsidiary may invest without limitation in commodity-linked derivatives, though the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that apply to the Commodity Trends Strategy Fund’s transactions in these instruments.  The Subsidiary otherwise is subject to the same fundamental and non-fundamental investment restrictions as the Commodity Trends Strategy Fund described elsewhere in this Prospectus and in the SAI.  By investing in the Subsidiary, the Commodity Trends Strategy Fund is indirectly exposed to the risks associated with the Subsidiary’s commodity-linked derivatives investments.   For a discussion of the risks associated with the Subsidiary’s investments in commodity-linked derivatives, see “Principal Risks – Derivatives Risks – Risks of Investing in Commodity-Linked Derivatives, and – Tax Risk.”

The Subsidiary is not registered with the SEC as an investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”) and is not subject to the investor protections of the 1940 Act.  As an investor in the Subsidiary, the Commodity Trends Strategy Fund will not have the same protections offered to shareholders of registered investment companies.

The Fund and the Subsidiary may not be able to operate as described in this Prospectus in the event of changes to the laws of the United States or the Cayman Islands.  If the laws of the Cayman Islands required the Subsidiary to pay taxes to a governmental authority, the Fund would be likely to suffer decreased returns.

Tax Risk – Commodity Trends Strategy Fund
A Fund can qualify as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (“RIC”), only if, among other things, it derives at least 90% of its gross income each taxable year from “qualifying income.”  Revenue Ruling 2006-1, issued by the Internal Revenue Service (“IRS”) on December 16, 2005 (as modified by Revenue Ruling 2006-31), excludes from that category income from certain commodity-linked derivative contracts.  The Commodity Trends Strategy Fund, therefore, will seek to restrict its income from derivatives, such as commodity-linked swaps, and other sources that do not generate qualifying income to a maximum of 10% of its annual gross income.

The IRS has recently issued some private letter rulings (“PLRs”) treating income from commodity-linked notes (as distinguished from commodity-linked derivatives) similar to those in which the Commodity Trends Strategy Fund intends to invest as qualifying income; it also has issued some recent PLRs treating income derived from a wholly owned subsidiary similar to the Subsidiary as qualifying income even if the subsidiary itself invests in commodity-linked derivatives.  Although a PLR may only be relied on by the taxpayer that receives it, and the Fund will not seek a PLR regarding its investments in commodity-linked notes and the Subsidiary, the Fund intends to treat the income it derives from those investments as qualifying income based on the analysis in the PLRs mentioned above.  There can be no assurance that the IRS will not change its position with respect to some or all of the conclusions it reached in those PLRs; if it did, and that position was upheld, the Fund might be required to restructure its investments to satisfy the qualifying income requirement or might cease to qualify as a RIC.  In the latter event, the Fund would be taxed for federal tax purposes as an ordinary corporation on the full amount of its taxable income without being able to deduct the distributions it makes to its shareholders, who would treat all those distributions as dividends to the extent of the Fund’s earnings and profits.

DOMESTIC EQUITY INDEX FUNDS

S&P 500® Bull 2.5X Fund
S&P 500® Bear 2.5X Fund

Investment Objective. The S&P 500® Bull 2.5X Fund seeks daily investment results, before fees and expenses, of 250% of the price performance of the S&P 500® Index. The S&P 500® Bear 2.5X Fund seeks daily investment results, before fees and expenses, of 250% of the inverse (or opposite) of the price performance of the S&P 500® Index. (Collectively, the S&P 500® Bull 2.5X Fund and the S&P 500® Bear 2.5X Fund are referred to as the “S&P 500® Funds.”)

Principal Investment Strategy. Each S&P 500® Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities that comprise the S&P 500® Index and/or financial instruments that, in combination, provide leveraged and unleveraged exposure to the S&P 500® Index with the S&P 500® Bull 2.5X Fund creating long positions and the S&P 500® Bear 2.5X Fund creating short positions. These financial instruments include Standard & Poor’s® Depositary Receipts (“SPDRs®”), which are publicly-traded index securities based on the S&P 500® Index, other ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the S&P 500® Funds also hold U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Target Index.  The S&P 500® Index is a capitalization-weighted index composed of 500 common stocks.  Standard & Poor’s® selects the 500 stocks comprising the S&P 500® Index on the basis of market values and industry diversification.  Most of the stocks in the S&P 500® Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and generally are listed on the NYSE.  “Standard & Poor’s®”, “S&P®”, “S&P 500®” and “Standard & Poor’s 500®” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use.  The S&P 500® Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s® and Standard & Poor’s® makes no representation regarding the advisability of investing in the S&P 500® Funds.

Performance. No performance is provided for the S&P 500® Bull 2.5 X Fund and the S&P 500® Bear 2.5X Fund because they do not have annual returns for at least one calendar year prior to the date of this Prospectus.

Fees and Expenses. These tables describe the fees and expenses that you may pay if you buy and hold shares of the S&P 500® Funds. For the S&P 500® Bull 2.5 X Fund and the S&P 500® Bear 2.5X Fund, the other expenses below reflect actual expenses incurred for the fiscal period ending April 30, 2007.

Shareholder Fees(1) (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(2) (as a percentage of daily assets):

S&P 500® Bull 2.5X Fund
	Investor Class	Service Class
Management Fees	$0.75%	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%	0.75%
Other Expenses(4)	2.15%	2.15%
Acquired Fund Fees and Expenses(5)	0.01%	0.01%
Total Annual Operating Expenses	3.16%	3.66%
Expense Waiver/Reimbursement	(1.40)%	(1.40)%
Net Annual Operating Expenses(5)	1.76%	2.26%

S&P 500® Bear 2.5X Fund
	Investor Class	Service Class
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%	0.75%
Other Expenses(4) (6)	6.03%	6.03%
Acquired Fund Fees and Expenses(5)	0.03%	0.03%
Total Annual Operating Expenses	7.06%	7.56%
Expense Waiver/Reimbursement	(5.28)%	(5.28)%
Net Annual Operating Expenses(5)	1.78%	2.28%

(1)	You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.
(2)
Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the S&P 500® Funds for Other Expenses through and April 30, 2009 for the S&P 500® Bull 2.5X Fund and the S&P 500® Bear 2.5X Fund to the extent that each S&P 500® Fund’s Net Annual Operating Expenses for the Investor Class and Service Class exceed 1.75% and 2.25%, respectively (excluding, as applicable, among other expenses,  taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation).  Any expense waiver is subject to reimbursement by each S&P 500® Fund, as applicable, within the following three years if overall expenses fall below these percentage limitations.  This agreement may be terminated at any time at the discretion of the Board of Trustees upon notice to the Adviser and without the approval of Fund shareholders.  The agreement may be terminated by the Adviser only with the consent of the Board of Trustees.

(3)
The Board of Trustees has adopted Investor and Service Class Rule 12b-1 Plans pursuant to which the Investor and Services Class shares of the Funds each may pay an annual Rule 12b-1 fee of up to 1.00% of the average daily net assets of that Class.  The Board has currently authorized the Investor and Service Class shares to pay annual Rule 12b-1 fees of 0.25% and 0.75%, respectively.  The Funds also pay a separate shareholder servicing fee of 0.25% of each Fund’s average daily net assets on an annual basis.

(4)
Other Expenses include custodian, transfer agency and other customary fund expenses.  Other Expenses also include the shareholder servicing fee that may be paid by the Funds in an amount of 0.25% of each Fund’s average daily net assets on an annual basis.

(5)
The Funds are required to disclose Acquired Fund Fees and Expenses in the fee table above.  Because the Net Annual Fund Operating Expenses in the table above includes Acquired Fund Fees and Expenses, they do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus.  Without Acquired Fund Fees and Expenses, the Net Annual Fund Operating Expenses would have been 1.75% and 2.25% for the Investor Class and the Service Class, respectively, of the S&P 500® Bull 2.5X Fund and S&P 500® Bear 2.5X Fund.

(6)	The S&P 500® Bear 2.5X Fund may take short positions in securities. Other Expenses include the estimated expenses associated with short positions, as determined by the Adviser from time to time.

Expense Example
The table below is intended to help you compare the cost of investing in the S&P 500® Funds with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the S&P 500® Funds for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the S&P 500® Funds’ operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

S&P 500® Bull 2.5X Fund
	1 Year	3 Years	5 Years	10 Years
Investor Class	$179	$843	$1,533	$3,370
Service Class	$229	$991	$1,774	$3,824

S&P 500® Bear 2.5X Fund
	1 Year	3 Years	5 Years	10 Years
Investor Class	$181	$1,608	$2,978	$6,162
Service Class	$231	$1,745	$3,182	$6,465

Risks. The principal risks of investing in the S&P 500® Funds are Market Timing Activity and High Portfolio Turnover, Risk of Tracking Error, Risks of Aggressive Investment Techniques, Leverage Risk, Counterparty Risks, Risk of Non-Diversification, Interest Rate Changes, Risks of Investing in Other Investment Companies and ETFs, Adverse Market Conditions, Risks of Investing in Equity Securities, and Credit Risk.

Additional risks of investing in the S&P 500® Bear 2.5X Fund are Risks of Shorting Instruments and Inverse Correlation Risk. For more information on the risks of the S&P 500® Funds, including a description of each risk, please refer to the “Principal Risks” section above.

NASDAQ-100® Bull 1.25X Fund
NASDAQ-100® Bull 2.5X Fund
NASDAQ-100® Bear 2.5X Fund

Investment Objective. The NASDAQ-100® Bull 1.25X Fund (formerly OTC Plus Fund) seeks daily investment results, before fees and expenses, of 125% of the price performance of the NASDAQ-100 Index®. The NASDAQ-100® Bull 2.5X Fund seeks daily investment results, before fees and expenses, of 250% of the price performance of the NASDAQ-100® Index. The NASDAQ-100® Bear 2.5X Fund seeks daily investment results, before fees and expenses, of 250% of the inverse (or opposite) of the price performance of the NASDAQ-100® Index. (Collectively, the NASDAQ-100® Bull 1.25X, NASDAQ-100® Bull 2.5X Fund and the NASDAQ-100® Bear 2.5X Fund are referred to as the “NASDAQ-100® Funds.”)

Principal Investment Strategy. Each NASDAQ-100® Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities that comprise the NASDAQ-100® Index and/or financial instruments that, in combination, provide leveraged exposure to the NASDAQ-100® Index with the NASDAQ-100® Bull 1.25X and the NASDAQ-100® Bull 2.5X Fund creating long positions and the NASDAQ-100® Bear 2.5X Fund creating short positions. The financial instruments in which the NASDAQ-100® Funds may invest include ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the NASDAQ-100® Funds also hold U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Target Index. The NASDAQ-100® Index is a capitalization-weighted index composed of 100 of the largest non-financial domestic and international companies listed on the Global Market tier of the NASDAQ Global Market®. All companies listed on the index have an average daily trading volume of at least 200,000 shares. The NASDAQ-100® Index was created in 1985 and is a trademark of the NASDAQ Global Market®. The NASDAQ-100® Funds are not sponsored, endorsed, sold, or promoted by the NASDAQ Global Market® and the NASDAQ Global Market® makes no representations regarding the advisability of investing in the NASDAQ-100® Funds.

Performance. The bar chart and performance table below provide some indication of the risks of investing in the NASDAQ-100® Bull 1.25X Fund by showing how the performance of the NASDAQ-100® Bull 1.25X Fund has varied from year to year and by comparing the NASDAQ-100® Bull 1.25X Fund’s average annual returns with those of a broad measure of market performance. The information below also illustrates the risks of investing in the NASDAQ-100® Bull 1.25X Fund by showing its highest and lowest quarterly returns. The NASDAQ-100® Bull 1.25X Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. No performance is provided for the NASDAQ-100® Bull 2.5X Fund and the NASDAQ-100® Bear 2.5X Fund because they do not have annual returns for at least one calendar year prior to the date of this Prospectus.

Total Return for the Calendar Years Ended December 31*

NASDAQ-100® Bull 1.25X Fund

* Year-to-date total return as of September 30, 2007 for the NASDAQ-100® Bull 1.25X Fund was 21.47%.

Quarterly Returns
	Highest	Lowest
NASDAQ-100® Bull 1.25X Fund	68.50% (4th quarter 1999)	(43.98)% (3rd quarter 2001)

Average Annual Total Returns as of December 31, 2006

	1 Year	5 Years	Since Inception(1)
NASDAQ-100® Bull 1.25X Fund
Return Before Taxes	5.73%	(0.44)%	2.17%
Return After Taxes on Distributions(2)	5.73%	(0.44)%	2.17%
Return After Taxes on Distributions and Sale of Fund Shares(2)(3)	3.72%	(0.37)%	1.87%
NASDAQ-100® Index(3)	6.79%	2.18%	5.35%
(1)	The inception date of the NASDAQ-100® Bull 1.25X Fund was October 20, 1997.
(2)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(3)
The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of fund shares, a tax deduction is provided that benefits the investor.

(4)	The performance of the index does not reflect deductions for fees, expenses or taxes.

Fees and Expenses. These tables describe the fees and expenses that you may pay if you buy and hold shares of the NASDAQ-100® Funds. For the NASDAQ-100® Bull 1.25X Fund, the expenses below are based on actual expenses incurred for the fiscal year ended August 31, 2007. For the NASDAQ-100® Bull 2.5X Fund and the NASDAQ-100® Bear 2.5X, the expenses below are based on actual expenses incurred for the fiscal year ended April 30, 2007.

Shareholder Fees(1) (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(2) (as a percentage of daily assets):
NASDAQ-100® Bull 1.25X

Investor Class
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%
Other Expenses(4)(5)	0.99%
Total Annual Operating Expenses	1.99%
Expense Waiver/Reimbursement	(0.24)%
Net Annual Operating Expenses	1.75%

NASDAQ-100® Bull 2.5X Fund
	Investor Class	Service Class
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%	0.75%
Other Expenses(4)	2.42%	2.42%
Acquired Fund Fees and Expenses(6)	0.05%	0.05%
Total Annual Operating Expenses	3.47%	3.97%
Expense Waiver/Reimbursement	(1.67)%	(1.67)%
Net Annual Operating Expenses(6)	1.80%	2.30%

NASDAQ-100® Bear 2.5X Fund
	Investor Class	Service Class
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%	0.75%
Other Expenses(4)(7)	2.23%	2.23%
Acquired Fund Fees and Expenses(6)	0.02%	0.02%
Total Annual Operating Expenses	3.25%	3.75%
Expense Waiver/Reimbursement	(1.48)%	(1.48)%
Net Annual Operating Expenses(6)	1.77%	2.27%

(1)	You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.
(2)
Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the NASDAQ-100® Funds for Other Expenses through August 31, 2009 for the NASDAQ-100® Bull 1.25X Fund and April 30, 2009 for the NASDAQ-100® Bull 2.5X Fund and the NASDAQ-100® Bear 2.5X Fund to the extent that each NASDAQ-100® Fund’s Net Annual Operating Expenses for the Investor Class and Service Class exceed 1.75% and 2.25%, respectively (excluding, as applicable, among other expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation).  Any expense waiver is subject to reimbursement by each NASDAQ-100® Fund, as applicable, within the following three years if overall expenses fall below these percentage limitations.  This agreement may be terminated at any time at the discretion of the Board of Trustees upon notice to the Adviser and without the approval of Fund shareholders.  The agreement may be terminated by the Adviser only with the consent of the Board of Trustees.

(3)
The Board of Trustees has adopted Investor and Service Class Rule 12b-1 Plans pursuant to which the Investor and Services Class shares of the Funds each may pay an annual Rule 12b-1 fee up to 1.00% of the average daily net assets of that Class.  The Board has currently authorized the Investor and Service Class shares to pay annual Rule 12b-1 fees of 0.25% and 0.75%, respectively.  The Funds also pay a separate shareholder servicing fee of 0.25% of each Fund’s average daily net assets on an annual basis.

(4)
Other Expenses include custodian, transfer agency and other customary fund expenses.  Other Expenses also include the shareholder servicing fee that may be paid by the Funds in an amount of 0.25% of each Fund’s average daily net assets on an annual basis.

(5)
Other Expenses include Acquired Fund Fees and Expenses.  For the fiscal year ended August 31, 2007, the NASDAQ-100® Bull 1.25X Fund incurred Acquired Fund Fees and Expenses totaling less than 0.01% of its average daily net assets.

(6)
The Funds are required to disclose the Acquired Fund Fees and Expenses in the fee table above.  Because the Net Annual Fund Operating Expenses in the table above includes Acquired Fund Fees and Expenses, they do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus.  Without Acquired Fund Fees and Expenses, the Net Annual Fund Operating Expenses would have been 1.75% and 2.25% for the Investor Class and the Service Class, respectively, for each NASDAQ-100® Fund.

(7)	The NASDAQ-100® 2.5X Bear Fund may take short positions in securities. Other Expenses include the estimated expenses associated with short positions, as determined by the Adviser from time to time.

Expense Example
The table below is intended to help you compare the cost of investing in the NASDAQ-100® Funds with the cost of investing in other mutual funds. The table shows what you would have paid if you invested $10,000 in the NASDAQ-100® Funds over the periods shown and then redeemed all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year and that the NASDAQ-100® Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

NASDAQ-100® Bull 1.25X Fund
	1 Year	3 Years	5 Years	10 Years
Investor Class	$178	$601	$1,051	$2,297

NASDAQ-100® Bull 2.5X Fund
	1 Year	3 Years	5 Years	10 Years
Investor Class	$183	$910	$1,660	$3,636
Service Class	$233	$1,057	$1,898	$4,077

NASDAQ-100® Bear 2.5X Fund
	1 Year	3 Years	5 Years	10 Years
Investor Class	$180	$863	$1,570	$3,448
Service Class	$230	$1,010	$1,810	$3,899

Risks. The principal risks of investing in NASDAQ-100® Funds are Market Timing Activity and High Portfolio Turnover, Risk of Tracking Error, Risks of Aggressive Investment Techniques, Leverage Risk, Counterparty Risks, Risk of Non-Diversification, Interest Rate Changes, Risks of Investing in Other Investment Companies and ETFs, Adverse Market Conditions, Risks of Investing in Equity Securities and Risks of Investing in Technology Companies and Credit Risk.

Additional risks of investing in the NASDAQ-100® Bear 2.5X Fund are Risks of Shorting Instruments and Inverse Correlation Risk. For more information on the risks of the NASDAQ-100® Funds, including a description of each risk, please refer to the “Principal Risks” section above.

Dow 30SM Bull 1.25X Fund

Investment Objective. The Dow 30SM Bull 1.25X (formerly Dow 30SM Plus Fund) Fund seeks daily investment results, before fees and expenses, of 125% of the price performance of the Dow Jones Industrial Average® the (“Dow”).

Principal Investment Strategy. The Dow 30SM Bull 1.25X Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities that comprise the Dow and/or financial instruments that, in combination, provide leverage exposure to the Dow. These financial instruments include DIAMONDS®, which are publicly-traded index securities based on the Dow, other ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements, and options on securities and stock indices to produce economically leveraged investment results. On a day-to-day basis, the Dow 30SM Bull 1.25X Fund also hold U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Target Index. The Dow consists of 30 of the most widely held and actively traded stocks listed on the U.S. stock markets. The stocks in the Dow represent companies that typically are dominant firms in their respective industries. Dow Jones®, Dow Jones Industrial Average®, DJIA®, and Dow 30SM are trademarks of Dow Jones & Company, Inc. (“Dow Jones®”). Dow Jones® has no relationship to the Funds, other than the licensing of those service marks for use in connection with the Dow 30SM Bull 1.25X Fund’s materials. Dow Jones® does not sponsor, endorse, sell or promote any of the Direxion Funds.

Performance. The bar chart and performance table below provide some indication of the risks of investing in the Dow 30SM Bull 1.25X Fund by showing how the performance of the Dow 30SM Bull 1.25X Fund has varied from year to year and by comparing the Dow 30SM Bull 1.25X Fund’s average annual returns with those of a broad measure of market performance. The information below also illustrates the risks of investing in the Dow 30SM Bull 1.25X Fund by showing its highest and lowest quarterly returns. The Dow 30SM Bull 1.25X Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

Total Return for the Calendar Years Ended December 31*

Dow 30SM Bull 1.25X Fund

* Year-to-date total return as of September 30, 2007 for the Dow 30SM Bull 1.25X Fund was 13.62%.

Quarterly Returns
	Highest	Lowest
Dow 30SM Bull 1.25X Fund	16.33% (4th quarter 2001)	(22.41)% (3rd quarter 2002)

Average Annual Total Returns as of December 31, 2006

	1 Year	5 Years	Since Inception(1)
Dow 30SM Bull 1.25X Fund
Return Before Taxes	20.14%	4.97%	(0.16)%
Return After Taxes on Distributions(1)	20.09%	4.91%	(0.21)%
Return After Taxes on Distributions and Sale of Fund Shares(1)(2)	13.14%	4.27%	(0.15)%
Dow Jones Industrial Average® (3)	19.05%	6.81%	3.82%
____________
(1)	The inception date of the Dow 30SM Bull 1.25X Fund was December 2, 1999.
(2)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(3)
The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of fund shares, a tax deduction is provided that benefits the investor.

(4)	The performance of the index does not reflect deductions for fees, expenses or taxes.

Fees and Expenses. These tables describe the fees and expenses that you may pay if you buy and hold shares of the Dow 30SM Bull 1.25X Fund. The expenses below are based on actual expenses incurred for the fiscal year ended August 31, 2007.

Shareholder Fees(1) (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(2) (as a percentage of daily assets):
Dow 30SM Bull 1.25X Fund

Investor Class
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%
Other Expenses(4)	0.98%
Acquired Fund Fees and Expenses(5)	0.01%
Total Annual Operating Expenses	1.99%
Expense Waiver/Reimbursement	(0.23)%
Net Annual Operating Expenses(5)	1.76%

(1)	You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.
(2)
Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Dow 30SM Bull 1.25X Fund for Other Expenses through August 31, 2009 to the extent that the Dow 30SM Bull 1.25X Fund’s Net Annual Operating Expenses exceed 1.75% (excluding, as applicable, among other expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation).  Any expense waiver is subject to reimbursement by the Dow 30SM Bull 1.25X Fund within the following three years if overall expenses fall below these percentage limitations.  This agreement may be terminated at any time at the discretion of the Board of Trustees upon notice to the Adviser and without the approval of Fund shareholders.  The agreement may be terminated by the Adviser only with the consent of the Board of Trustees.

(3)
The Board of Trustees has adopted Investor and Service Class Rule 12b-1 Plans pursuant to which the Investor and Services Class shares of the Fund each may pay an annual Rule 12b-1 fee up to 1.00% of the average daily net assets of that Class.  The Board has currently authorized the Investor and Service Class shares to pay annual Rule 12b-1 fees of 0.25% and 0.75%, respectively.  The Fund also pays a separate shareholder servicing fee of 0.25% of the Fund’s average daily net assets on an annual basis.

(4)
Other Expenses include custodian, transfer agency and other customary fund expenses.  Other Expenses also include the shareholder servicing fee that may be paid by the Funds in an amount of 0.25% of the Fund’s average daily net assets on an annual basis.

(5)
The Fund is required to disclose Acquired Fund Fees and Expenses in the fee table above.  Because the Net Annual Fund Operating Expenses in the table above includes Acquired Fund Fees and Expenses, they do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus.  Without Acquired Fund Fees and Expenses, the Net Annual Fund Operating Expenses would have been 1.75% for the Dow 30SM Bull 1.25X Fund.

Expense Example
The table below is intended to help you compare the cost of investing in the Dow 30SM Bull 1.25X Fund with the cost of investing in other mutual funds. The table shows what you would have paid if you invested $10,000 in the Dow 30SM Bull 1.25X Fund for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the Dow 30SM Bull 1.25X Fund’s operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Dow 30SM Bull 1.25X Fund
	1 Year	3 Years	5 Years	10 Years
Investor Class	$179	$602	$1,051	$2,298

Principal Risks. The principal risks of investing in the Dow 30SM Bull 1.25X Fund are Market Timing Activity and High Portfolio Turnover, Risk of Tracking Error, Risk of Aggressive Investment Techniques, Leverage Risk, Risks of Investing in Derivatives, Swap Agreement Risks, Risk of Non-Diversification, Risks of Investing in Equity Securities.

For more information on the risks of the Dow 30SM Bull 1.25X Funds, including a description of each risk, please refer to the “Principal Risks” section above.

Mid Cap Bull 2.5X Fund
Mid Cap Bear 2.5X Fund

Investment Objective. The Mid Cap Bull 2.5X Fund seeks daily investment results, before fees and expenses, of 250% of the price performance of the S&P® MidCap 400 Index. The Mid Cap Bear 2.5X Fund seeks daily investment results, before fees and expenses, of 250% of the inverse (or opposite) of the price performance of the S&P® MidCap 400 Index. (Collectively, the Mid Cap Bull 2.5X Fund and the Mid Cap Bear 2.5X Fund are referred to as the “Mid Cap Funds.”)

Principal Investment Strategy. Each Mid Cap Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities that comprise the S&P® MidCap 400 Index and/or financial instruments that, in combination, provide leveraged exposure to the S&P® MidCap 400 Index with the Mid Cap Bull 2.5X Fund creating long positions and the Mid Cap Bear 2.5X Fund creating short positions. The financial instruments in which the Mid Cap Funds may invest include ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the Mid Cap Funds also hold U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Target Index. The S&P® MidCap 400 Index is a capitalization-weighted index composed of 400 common stocks with market capitalizations which range from $1 billion to $4 billion. Standard & Poor’s® selects the 400 stocks comprising the S&P® MidCap 400 Index on the basis of market values and industry diversification. “Standard & Poor’s®”, “S&P®”, “S&P 500®” and “Standard & Poor’s 500®” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. The Mid Cap Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s® and Standard & Poor’s® makes no representation regarding the advisability of investing in the Mid Cap Funds.

Performance. No performance is provided for the Mid Cap Bull 2.5X Fund because it does not have annual returns for at least one calendar year prior to the date of this Prospectus. No performance is provided for the Mid Cap Bear 2.5X Fund because it had not commenced operations prior to the date of this Prospectus.

Fees and Expenses. The table below describes the fees and expenses you may pay if you buy and hold shares of the Mid Cap Funds. The other expenses below reflect actual expenses incurred for the Mid Cap Bull 2.5X Fund for the fiscal year ended April 30, 2007 and estimated expenses expected to be incurred for the Mid Cap Bear 2.5X for the fiscal period ending April 30, 2009.

Shareholder Fees(1) (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses (as a percentage of daily assets):
Mid Cap Bull 2.5X Fund(2)
	Investor Class	Service Class
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%	0.75%
Other Expenses(4)	3.57%	3.57%
Acquired Fund Fees and Expenses(5)	0.05%	0.05%
Total Annual Operating Expenses	4.62%	5.12%
Expense Waiver/Reimbursement	(2.82)%	(2.82)%
Net Annual Operating Expenses(5)	1.80%	2.30%

Mid Cap Bear 2.5X Fund(2)
	Investor Class	Service Class
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%	0.75%
Other Expenses(4)(6)(7)	0.68%	0.68%
Total Annual Operating Expenses	1.68%	2.18%
Expense Waiver/Reimbursement	0.00%	0.00%
Net Annual Operating Expenses	1.68%	2.18%

(1)	You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.
(2)
Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Mid Cap Fund’s for Other Expenses through April 30, 2009 to the extent that each Fund’s Net Annual Operating Expenses for the Investor Class and Service Class shares exceed 1.75% and 2.25%, respectively (excluding, as applicable, among other expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation).  Any expense waiver is subject to reimbursement by each Mid Fund within the following three years if overall expenses fall below these percentage limitations.  This agreement may be terminated at any time at the discretion of the Board of Trustees upon notice to the Adviser and without the approval of Fund shareholders.  The agreement may be terminated by the Adviser only with the consent of the Board of Trustees.

(3)
The Board of Trustees has adopted Investor and Service Class Rule 12b-1 Plans pursuant to which the Investor and Services Class shares of the Funds each may pay an annual Rule 12b-1 fee up to 1.00% of the average daily net assets of that Class.  The Board has currently authorized the Investor and Service Class shares to pay annual Rule 12b-1 fees of 0.25% and 0.75%, respectively.  The Funds also pay a separate shareholder servicing fee of 0.25% of the Fund’s average daily net assets on an annual basis.

(4)
Other Expenses include custodian, transfer agency and other customary fund expenses.  Other Expenses also include the shareholder servicing fee that may be paid by the Funds in an amount of 0.25% of each Fund’s average daily net assets on an annual basis.

(5)
The Funds are required to disclose the Acquired Fund Fees and Expenses in the fee table above.  Because the Net Annual Fund Operating Expenses in the table above includes Acquired Fund Fees and Expenses, they do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus.  Without Acquired Fund Fees and Expenses, the Net Annual Fund Operating Expenses would have been 1.75% and 2.50% for the Investor and Service Class of the Mid Cap Bull 2.5X Fund, respectively.

(6)	Other Expenses include estimated Acquired Fund Fees and Expenses of less than 0.01% of the Mid Cap Bear 2.5X Fund’s average daily net assets for the fiscal period ending April 30, 2009.
(7)	The Mid Cap Bear 2.5X Fund may take short positions in securities. Other Expenses include the estimated expenses associated with short positions, as determined by the Adviser from time to time.

Expense Example
The table below is intended to help you compare the cost of investing in the Mid Cap Funds with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the Mid Cap Funds for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the Mid Cap Funds’ operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Mid Cap Bull 2.5X Fund
	1 Year	3 Years	5 Years	10 Years
Investor Class	$183	$1,140	$2,105	$4,548
Service Class	$233	$1,283	$2,331	$4,940

Mid Cap Bear 2.5X Fund
	1 Year	3 Years
Investor Class	$171	$530
Service Class	$221	$682

Risks. The principal risks of investing in Mid Cap Funds are Market Timing Activity and High Portfolio Turnover, Risk of Tracking Error, Risks of Aggressive Investment Techniques, Leverage Risk, Counterparty Risks, Risk of Non-Diversification, Interest Rate Changes, Risks of Investing in Other Investment Companies and ETFs, Adverse Market Conditions, Risks of Investing in Equity Securities, Credit Risk, and Risks of Investing in Small and Mid Capitalization Companies.

Additional risks of investing in the Mid Cap Bear 2.5X Fund are Risks of Shorting Instruments and Inverse Correlation Risk. For more information on the risks of the Mid Cap Funds, including a description of each risk, please refer to the “Principal Risks” section above.

Small Cap Bull 2.5X Fund
Small Cap Bear 2.5X Fund

Investment Objective. The Small Cap Bull 2.5X Fund seeks daily investment results, before fees and expenses, of 250% of the price performance of the Russell 2000® Index. The Small Cap Bear 2.5X Fund seeks daily investment results, before fees and expenses, of 250% of the inverse (or opposite) of the price performance of the Russell 2000® Index. (Collectively, the Small Cap Bull 2.5X Fund and the Small Cap Bear 2.5X Fund are referred to as the “Small Cap Funds.”)

Principal Investment Strategy. Each Small Cap Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities that comprise the Russell 2000® Index and/or financial instruments that, in combination, provide leveraged exposure to the Russell 2000® Index with the Small Cap Bull 2.5X Fund creating long positions and the Small Cap Bear 2.5X Fund creating short positions. The financial instruments in which the Small Cap Funds may invest include ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the Small Cap Funds also hold U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Target Index. The Russell 2000® Index is comprised of the smallest 2000 companies in the Russell 3000® Index. As of November 30, 2007, the market capitalization of the companies included in the Russell 2000® Index was between $19 million and $7.5 billion. The median capitalization was $600 million. As of November 30, 2007, the average market capitalization of the companies included in the Russell 3000® Index was approximately $87.99 billion. That compares to an average market capitalization of $1.38 billion for the Russell 2000® Index at the same time. The smallest 2000 companies represent approximately 10% of the total market capitalization of the Russell 3000® Index. The Frank Russell Company is not a sponsor of, or in any way affiliated with, the Small Cap Funds.

Performance. The bar chart and performance table below provide some indication of the risks of investing in the Small Cap Funds by showing how the performance of each Small Cap Fund has varied from year to year and by comparing each Small Cap Fund’s average annual returns with those of a broad measure of market performance. The information below also illustrates the risks of investing in each Small Cap Fund by showing its highest and lowest quarterly returns. The Small Cap Funds’ past performance (before and after taxes) is not necessarily an indication of how they will perform in the future.

The performance shown reflects previous daily targets. The Small Cap Bull 2.5X Fund sought a daily target of 125% until April 30, 2006 and the Small Cap Bear 2.5X Fund sought a daily target of 100% until March 7, 2005 and 200% until April 30, 2006. The calendar year performance of the Small Cap Funds would have varied from that shown had the daily targets been 250%.

Total Return for the Calendar Years Ended December 31*

Small Cap Bull 2.5X Fund

Small Cap Bear 2.5X Fund

* Year-to-date total returns as of September 30, 2007 for the Small Cap Bull 2.5X Fund and the Small Cap Bear 2.5X Fund were (3.62)% and (8.82)%, respectively.

Quarterly Returns
	Highest	Lowest
Small Cap Bull 2.5X Fund	28.77% (2nd quarter 2003)	(27.47)% (3rd quarter 2002)
Small Cap Bear 2.5X Fund	24.25% (3rd quarter 2002)	(22.53)% (1st quarter 2006)

Average Annual Total Returns as of December 31, 2006
	1 Year	5 Years	Since Inception(1)
Small Cap Bull 2.5X Fund
Return Before Taxes	13.17%	8.04%	6.20%
Return After Taxes on Distributions(2)	13.17%	8.04%	6.10%
Return After Taxes on Distributions and Sale of Fund Shares(2)(3)	8.56%	6.98%	5.35%
Russell 2000® Index(4)	18.37%	11.39%	10.48%
Small Cap Bear 2.5X Fund
Return Before Taxes	(31.50)%	(19.03)%	(14.20)%
Return After Taxes on Distributions(2)	(32.59)%	(20.21)%	(15.68)%
Return After Taxes on Distributions and Sale of Fund Shares(2)(3)	(20.30)%	(15.07)%	(11.22)%
Russell 2000® Index(4)	18.37%	11.39%	8.80%

(1)	The inception date of the Small Cap Bull 2.5X Fund was February 22, 1999 and the Small Cap Bear 2.5X Fund was December 21, 1999.
(2)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(3)
The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of fund shares, a tax deduction is provided that benefits the investor.

(4)	The performance of the index does not reflect deductions for fees, expenses or taxes.

Fees and Expenses.  The table below describes the fees and expenses you may pay if you buy and hold shares of the Small Cap Funds.  The other expenses below reflect actual expenses incurred for the fiscal year ended August 31, 2007 and current Rule 12b-1 Fees.

Shareholder Fees(1) (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(2) (as a percentage of daily assets):
Small Cap Bull 2.5X Fund
	Investor Class	Service Class
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%	0.75%
Other Expenses(4)	2.19%	2.19%
Acquired Fund Fees and Expenses(6)	0.04%	0.04%
Total Annual Operating Expenses	3.23%	3.73%
Expense Waiver/Reimbursement	(1.44)%	(1.44)%
Net Annual Fund Operating Expenses(6)	1.79%	2.29%

Small Cap Bear 2.5X Fund
	Investor Class	Service Class
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%	0.75%
Other Expenses(4)(5)	1.15%	1.15%
Acquired Fund Fees and Expenses(6)	0.02%	0.02%
Total Annual Operating Expenses	2.17%	2.67%
Expense Waiver/Reimbursement	(0.40)%	(0.40)%
Net Annual Fund Operating Expenses(6)	1.77%	2.27%

(1)	You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.
(2)
Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Small Cap Funds’ Other Expenses through August 31, 2009 to the extent that each Fund’s Net Annual Operating Expenses for the Investor Class and the Service Class shares exceed 1.75% and 2.25%, respectively, (excluding, as applicable, among other expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation).  Any expense waiver is subject to reimbursement by each Small Cap Fund, as applicable, within the following three years if overall expenses fall below these percentage limitations.  This agreement may be terminated at any time at the discretion of the Board of Trustees upon notice to the Adviser and without the approval of Fund shareholders.  The agreement may be terminated by the Adviser only with the consent of the Board of Trustees.

(3)
The Board of Trustees has adopted Investor and Service Class Rule 12b-1 Plans pursuant to which the Investor and Services Class shares of the Funds each may pay an annual Rule 12b-1 fee up to 1.00% of the average daily net assets of that Class.  The Board has currently authorized the Investor and Service Class shares to pay annual Rule 12b-1 fees of 0.25% and 0.75%, respectively.  The Funds also pay a separate shareholder servicing fee of 0.25% of the Fund’s average daily net assets on an annual basis.

(4)
Other Expenses include custodian, transfer agency and other customary fund expenses.  Other Expenses also include the shareholder servicing fee that may be paid by the Funds in an amount of 0.25% of each Fund’s average daily net assets on an annual basis.

(5)	The Small Cap Bear 2.5X Fund may take short positions in securities. Other Expenses include the estimated expenses associated with short positions, as determined by the Adviser from time to time.
(6)
The Funds are required to disclose Acquired Fund Fees and Expenses in the fee table above.  Because the Net Annual Fund Operating Expenses in the table above includes Acquired Fund Fees and Expenses, they do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus.  Without Acquired Fund Fees and Expenses, the Net Annual Fund Operating Expenses would have been 1.75% and 2.25% for the Investor Class and Service Class for each Small Cap Fund, respectively.

Expense Example
The table below is intended to help you compare the cost of investing in the Small Cap Funds with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the Small Cap Funds for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the Small Cap Funds’ operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Small Cap Bull 2.5X Fund
	1 Year	3 Years	5 Years	10 Years
Investor Class	$182	$860	$1,563	$3,432
Service Class	$232	$1,008	$1,804	$3,884

Small Cap Bear 2.5X Fund
	1 Year	3 Years	5 Years	10 Years
Investor Class	$180	$641	$1,128	$2,472
Service Class	$230	$792	$1,379	$2,973

Risks. The principal risks of investing in Small Cap Funds are Market Timing Activity and High Portfolio Turnover, Risk of Tracking Error, Risks of Aggressive Investment Techniques, Leverage Risk, Counterparty Risks, Risk of Non-Diversification, Interest Rate Changes, Risks of Investing in Other Investment Companies and ETFs, Adverse Market Conditions, Risks of Investing in Equity Securities, Credit Risk, and Risks of Investing in Small and Mid Capitalization Companies.

Additional risks of investing in the Small Cap Bear 2.5X Fund are Risks of Shorting Instruments and Inverse Correlation Risk. For more information on the risks of the Small Cap Funds, including a description of each risk, please refer to the “Principal Risks” section above.

Equity Income Bull 2.5X Fund
Equity Income Bear 2.5X Fund

Investment Objective. The Equity Income Bull 2.5X Fund seeks daily investment results, before fees and expenses, of 250% of the price performance of the Dow Jones Select Dividend IndexSM (“DJDVY”). The Equity Income Bear 2.5X Fund seeks daily investment results, before fees and expenses, of 250% of the inverse (or opposite) of the price performance of the DJDVY. (Collectively, the Equity Income Bull 2.5X Fund and the Equity Income Bear 2.5X Fund are referred to as the “Equity Income Funds.”)

Principal Investment Strategy. Each Equity Income Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities that comprise the DJDVY and/or financial instruments that, in combination, provide leveraged exposure to the DJDVY with the Equity Income Bull 2.5X Fund creating long positions and the Equity Income Bear 2.5X Fund creating short positions. The financial instruments in which the Equity Income Funds may invest include ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the Equity Income Funds also hold U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Target Index. The DJDVY represents the top 100 U.S. stocks by dividend yield and is derived from the Dow Jones Total Market Index, which is a broad-market benchmark that represents approximately 95% of the U.S. market. The stocks that comprise the DJDVY are selected almost entirely on an eligible stock’s dividend yield and dividend history. Stocks are also required to have an annual average daily dollar trading volume of more than $1.5 million. These criteria help to ensure that the index represents the most widely traded of the market’s highest-yielding stocks. Dow Jones® is not a sponsor of, or in any way affiliated with, the Equity Income Funds.

Performance. No performance is provided for the Equity Income Funds because they had not commenced operations prior to the date of this Prospectus.

Fees and Expenses. The table below describes the fees and expenses you may pay if you buy and hold shares of Equity Income Funds. The other expenses below reflect estimated expenses expected to be incurred for the fiscal period ending April 30, 2009.

Shareholder Fees(1) (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(2) (as a percentage of daily assets):
Equity Income Bull 2.5X Fund
	Investor Class	Service Class
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%	0.75%
Other Expenses(4)(5)	0.59%	0.59%
Total Annual Operating Expenses	1.59%	2.09%
Expense Waiver/Reimbursement	0.00%	0.00%
Net Annual Operating Expenses	1.59%	2.09%

Equity Income Bear 2.5X Fund
	Investor Class	Service Class
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%	0.75%
Other Expenses(4)(5)(6)	0.83%	0.83%
Total Annual Operating Expenses	1.83%	2.33%
Expense Waiver/Reimbursement	(0.08)%	(0.08)%
Net Annual Operating Expenses	1.75%	2.25%

(1)	You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.
(2)
Rafferty contractually has agreed to waive all or a portion of its management fee and/or reimburse the Equity Income Funds’ Other Expenses through April 30, 2009 to the extent that each Fund’s Net Annual Operating Expenses for the Investor Class and Service Class shares exceed 1.75% and 2.25%, respectively (excluding, as applicable, among other expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation).  Any expense waiver is subject to reimbursement by each Equity Income Fund, as applicable, within the following three years if overall expenses fall below these percentage limitations.  This agreement may be terminated at any time at the discretion of the Board of Trustees upon notice to the Adviser and without the approval of Fund shareholders.  The agreement may be terminated by the Adviser only with the consent of the Board of Trustees.

(3)
The Board of Trustees has adopted Investor and Service Class Rule 12b-1 Plans pursuant to which the Investor and Services Class shares of the Funds each may pay an annual Rule 12b-1 fee up to 1.00% of the average daily net assets of that Class.  The Board has currently authorized the Investor and Service Class shares to pay annual Rule 12b-1 fees of 0.25% and 0.75%, respectively.  The Funds also pay a separate shareholder servicing fee of 0.25% of the Fund’s average daily net assets on an annual basis.

(4)
Other Expenses include custodian, transfer agency and other customary fund expenses.  Other Expenses include the shareholder servicing fee that may be paid by the Funds in an amount of 0.25% of each Fund’s average daily net assets on an annual basis.

(5)	Other Expenses include estimated Acquired Fund Fees and Expenses of less than 0.01% of each Equity Income Fund’s average daily net assets for the fiscal period ending April 30, 2009.
(6)	The Equity Income Bear 2.5X Fund may take short positions in securities. Other Expenses include the estimated expenses associated with short positions, as determined by the Adviser from time to time.

Expense Example
The table below is intended to help you compare the cost of investing in the Equity Income Funds with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the Equity Income Funds for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the Equity Income Funds’ operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Equity Income Bull 2.5X Fund
	1 Year	3 Years
Investor Class	$162	$502
Service Class	$212	$655

Equity Income Bear 2.5X Fund
	1 Year	3 Years
Investor Class	$178	$568
Service Class	$228	$720

Risks. The principal risks of investing in the Equity Income Funds are Market Timing Activity and High Portfolio Turnover, Risk of Tracking Error, Risks of Aggressive Investment Techniques, Leverage Risk, Counterparty Risks, Risk of Non-Diversification, Interest Rate Changes, Risks of Investing in Other Investment Companies and ETFs, Adverse Market Conditions, Risks of Investing in Equity Securities, and Credit Risk.

Additional risks of investing in the Equity Income Bear 2.5X Fund are Risks of Shorting Instruments and Inverse Correlation. For more information on the risks of the Equity Income Funds, including a description of each risk, please refer to the “Principal Risks” section above.

CURRENCY FUNDS

Dollar Bull 2.5X Fund
Dollar Bear 2.5X Fund

Investment Objective. The Dollar Bull 2.5X Fund seeks daily investment results, before fees and expenses, of 250% of the price performance of the U.S. Dollar® Index (the “USDX”). The Dollar Bear 2.5X Fund seeks daily investment results, before fees and expenses, of 250% of the inverse (or opposite) of the price performance of the USDX. (Collectively, the Dollar Bull 2.5X Fund and the Dollar Bear 2.5X Fund are referred to as the “Dollar Funds.”)

Principal Investment Strategy. Each Dollar Fund, under normal circumstances, invests at least 80% of its net assets in financial instruments that, in combination, provide leveraged exposure to the USDX with the Dollar Bull 2.5X Fund creating net long positions and the Dollar Bear 2.5X Fund creating net short positions. These financial instruments include foreign currency debt instruments, forward contracts on foreign currencies, currency futures contracts, options on currency futures contracts, swap agreements, options on currencies and foreign currencies directly to produce economically leveraged investment results. On a day-to-day basis, the Dollar Funds also hold U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Target Index.  The U.S. Dollar® Index indicates the general international value of the U.S. dollar.  The USDX does this by averaging the exchange rates between the U.S. dollar and six major world currencies.  As of May 16, 2008, the index consisted of the following six currencies: Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona, and Swiss Franc.

Performance. No performance is provided for the Dollar Bull 2.5X Fund because it had not commenced operations prior to the date of this Prospectus. No performance is provided for the Dollar Bear 2.5X Fund because it does not have annual returns for at least one calendar year prior to the date of this Prospectus.

Fees and Expenses.  The table below describes the fees and expenses you may pay if you buy and hold shares of the Dollar Funds.  The other expenses below reflect actual expenses incurred for the Dollar Bear 2.5X Fund for the fiscal year ended April 30, 2007 and estimated expenses expected to be incurred for the Dollar Bull 2.5X Fund for the fiscal period ending April 30, 2009.

Shareholder Fees(1) (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses (as a percentage of daily assets):
Dollar Bull 2.5X Fund(2)
	Investor Class	Service Class
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%	0.75%
Other Expenses(4)(5)	0.56%	0.56%
Total Annual Operating Expenses	1.56%	2.06%
Expense Waiver/Reimbursement	0.00%	0.00%
Net Annual Operating Expenses	1.56%	2.06%

Dollar Bear 2.5X Fund(2)
	Investor Class	Service Class
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%	0.75%
Other Expenses(4(6)(7)	5.54%	5.54%
Acquired Fund Fees and Expenses(6)	0.03%	0.03%
Total Annual Operating Expenses	6.57%	7.07%
Expense Waiver/Reimbursement	(4.79)%	(4.79)%
Net Annual Operating Expenses(6)	1.78%	2.28%

(1)	You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.
(2)
Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Dollar Funds for Other Expenses through April 30, 2009 to the extent that each Fund’s Net Annual Operating Expenses for the Investor Class and Service Class shares exceed 1.75% and 2.25%, respectively (excluding, as applicable, among other expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation).  Any expense waiver is subject to reimbursement by the Dollar Funds within the following three years if overall expenses fall below these percentage limitations.  This agreement may be terminated at any time at the discretion of the Board of Trustees upon notice to the Adviser and without the approval of Fund shareholders.  The agreement may be terminated by the Adviser only with the consent of the Board of Trustees.

(3)
The Board of Trustees has adopted Investor and Service Class Rule 12b-1 Plans pursuant to which the Investor and Services Class shares of the Funds each may pay an annual Rule 12b-1 fee up to 1.00% of the average daily net assets of that Class.  The Board has currently authorized the Investor and Service Class shares to pay annual Rule 12b-1 fees of 0.25% and 0.75%, respectively.  The Funds also pay a separate shareholder servicing fee of 0.25% of the Fund’s average daily net assets on an annual basis.

(4)
Other Expenses include custodian, transfer agency and other customary fund expenses.  Other Expenses also include the shareholder servicing fee that may be paid by the Funds in an amount of 0.25% of each Fund’s average daily net assets on an annual basis.

(5)	Other Expenses include estimated Acquired Fund Fees and Expenses of less than 0.01% of the Dollar Bull 2.5X Fund’s average daily net assets for the fiscal period ending April 30, 2009.
(6)
The Funds are required to disclose the Acquired Fund Fees and Expenses in the fee table above.  Because the Net Annual Fund Operating Expenses in the table above includes Acquired Fund Fees and Expenses, they do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus.  Without Acquired Fund Fees and Expenses, the Net Annual Fund Operating Expenses for the Dollar Bear 2.5X Fund would have been 1.75% and 2.25% for the Investor Class and Service Class, respectively.

(7)
The Dollar Bear 2.5X Fund may take short positions in securities.  During the fiscal year ended August 31, 2007, the Funds did not enter into short positions and, thus, no additional expenses associated with these positions are included in the calculation above.

Expense Example
The table below is intended to help you compare the cost of investing in the Dollar Funds with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the Dollar Funds for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the Dollar Funds’ operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Dollar Bull 2.5X Fund
	1 Year	3 Years
Investor Class	$159	$493
Service Class	$209	$646

Dollar Bear 2.5X Fund
	1 Year	3 Years	5 Years	10 Years
Investor Class	$181	$1,516	$2,809	$5,870
Service Class	$231	$1,654	$3,018	$6,189

Risks. The principal risks of investing in the Dollar Funds are Market Timing Activity and High Portfolio Turnover, Risk of Tracking Error, Risks of Aggressive Investment Techniques, Leverage Risk, Counterparty Risks, Risk of Non-Diversification, Interest Rate Changes, Risks of Investing in Other Investment Companies and ETFs, Adverse Market Conditions, Credit Risks, Risks of Investing in Foreign Instruments, Currency Exchange Rates, and Risks of Investing in Emerging Markets Instruments.

Additional risks of investing in the Dollar Bear 2.5X Fund are Risks of Shorting Instruments and Inverse Correlation. For more information on the risks of the Dollar Funds, including a description of each risk, please refer to the “Principal Risks” section above.

INTERNATIONAL FUNDS

Japan Bull 2X Fund
Japan Bear 2X Fund

Investment Objective. The Japan Bull 2X Fund seeks daily investment results, before fees and expenses, of 200% of the price performance of the Nikkei® 225 Index. The Japan Bear 2X Fund seeks daily investment results, before fees and expenses, of 200% of the inverse (or opposite) of the price performance of the Nikkei® 225 Index. (Collectively, the Japan Bull 2X Fund and the Japan Bear 2X Fund are referred to as the “Japan Funds.”)

Principal Investment Strategy. Each Japan Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities that comprise the Nikkei® 225 Index and/or financial instruments that, in combination, provide leveraged exposure to the Nikkei® 225 Index with the Japan Bull 2X Fund creating long positions and the Japan Bear 2X Fund creating short positions. The financial instruments in which the Japan Funds may invest include ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the Japan Funds also hold U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Target Index. The Nikkei® 225 Index is a price-weighted average of 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange, which is comprised of large, blue chip companies. The Nikkei® 225 was first published on May 16, 1949, and represents a broad cross-section of Japanese industries. The Nikkei® 225 Index is not a sponsor of, or in any way affiliated with, the Japan Funds.

Performance. No performance is provided for the Japan Bull 2X Fund because it does not have annual returns for at least one calendar year prior to the date of this Prospectus. No performance is provided for the Japan Bear 2X Fund because it had not commenced operations prior to the date of this Prospectus.

Fees and Expenses.  The table below describes the fees and expenses you may pay if you buy and hold shares of the Japan Funds.  The other expenses below reflect actual expenses incurred for the Japan Bull 2X Fund for the fiscal year ended April 30, 2007 and estimated expenses expected to be incurred for the Japan Bear 2X Fund for the fiscal period ending April 30, 2009.

Shareholder Fees(1) (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses (as a percentage of daily assets):
Japan Bull 2X Fund(2)
	Investor Class	Service Class
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%	0.75%
Other Expenses(4)	6.00%	6.00%
Acquired Fund Fees and Expenses(5)	0.04%	0.04%
Total Annual Operating Expenses	7.04%	7.54%
Expense Waiver/Reimbursement	(5.25)%	(5.25)%
Net Annual Operating Expenses(5)	1.79%	2.29%

Japan Bear 2X Fund(2)
	Investor Class	Service Class
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%	0.75%
Other Expenses(4)(6)(7)	0.70%	0.70%
Total Annual Operating Expenses	1.70%	2.20%
Expense Waiver/Reimbursement	0.00%	0.00%
Net Annual Operating Expenses	1.70%	2.20%

(1)	You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.
(2)
Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Japan Funds for Other Expenses through April 30, 2009 to the extent that each Fund’s Net Annual Operating Expenses for the Investor Class and Service Class shares exceed 1.75% and 2.25%, respectively (excluding, as applicable, among other expenses,  taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation).  Any expense waiver is subject to reimbursement by the Japan Funds within the following three years if overall expenses fall below these percentage limitations.  This agreement may be terminated at any time at the discretion of the Board of Trustees upon notice to the Adviser and without the approval of Fund shareholders.  The agreement may be terminated by the Adviser only with the consent of the Board of Trustees.

(3)
The Board of Trustees has adopted Investor and Service Class Rule 12b-1 Plans pursuant to which the Investor and Services Class shares of the Funds each may pay an annual Rule 12b-1 fee up to 1.00% of the average daily net assets of that Class.  The Board has currently authorized the Investor and Service Class shares to pay annual Rule 12b-1 fees of 0.25% and 0.75%, respectively.  The Funds also pay a separate shareholder servicing fee of 0.25% of the Fund’s average daily net assets on an annual basis.

(4)
Other Expenses include custodian, transfer agency and other customary fund expenses.  Other Expenses also include the shareholder servicing fee that may be paid by the Funds in an amount of 0.25% of each Fund’s average daily net assets on an annual basis.

(5)
The Funds are required to disclose the Acquired Fund Fees and Expenses in the fee table above.  Because the Net Annual Fund Operating Expenses in the table above includes Acquired Fund Fees and Expenses, they do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus.  Without Acquired Fund Fees and Expenses, the Net Annual Fund Operating Expenses would have been 1.75% and 2.25% for the Investor Class and Service Class, respectively, of the Japan Bull 2X Fund.

(6)	Other Expenses include estimated Acquired Fund Fees and Expenses of less than 0.01% of the Japan Bear 2X Fund’s average daily net assets for the fiscal period ending April 30, 2009.
(7)	The Japan Bear 2X Fund may take short positions in securities. Other Expenses include the estimated expenses associated with short positions, as determined by the Adviser from time to time.

Expense Example
The table below is intended to help you compare the cost of investing in the Japan Funds with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the Japan Funds for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the Japan Funds’ operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Japan Bull 2X Fund
	1 Year	3 Years	5 Years	10 Years
Investor Class	$182	$1,606	$2,972	$6,151
Service Class	$232	$1,742	$3,176	$6,454

Japan Bear 2X Fund
	1 Year	3 Years
Investor Class	$173	$536
Service Class	$223	$688

Risks. The principal risks of investing in the Japan Funds are Market Timing Activity and High Portfolio Turnover, Risk of Tracking Error, Risks of Aggressive Investment Techniques, Leverage Risk, Counterparty Risks, Risk of Non-Diversification, Interest Rate Changes, Risks of Investing in Other Investment Companies and ETFs, Adverse Market Conditions, Risks of Investing in Equity Securities, Credit Risk, Geographic Concentration Risk, Risks of Investing in Foreign Instruments, Valuation Time Risk and Currency Exchange Rates.

Additional risks of investing in the Japan Bear 2X Fund are Risks of Shorting Instruments and Inverse Correlation. For more information on the Japan Funds, including a description of each risk, please refer to the “Principal Risks” section above.

Also, it is important to note that Japan struggled economically after the sharp decline of its stock market in the early 1990’s and the future for the market remains uncertain. Japan must deal with the costs of an aging population and the potential that aging workforce will impair productivity. Japanese companies could be hurt by a failure to successfully implement significant proposed reforms to Japan’s economy and financial system. Japanese stocks tend to be more volatile than the U.S. counterparts.

Emerging Markets Bull 2X Fund
Emerging Markets Bear 2X Fund

Investment Objective. The Emerging Markets Bull 2X Fund seeks daily investment results, before fees and expenses, of 200% of the price performance of the MSCI Emerging Markets IndexSM (the “EM Index”). The Emerging Markets Bear 2X Fund seeks daily investment results, before fees and expenses, of 200% of the inverse (or opposite) of the price performance of the EM Index. (Collectively, the Emerging Markets Bull 2X Fund and the Emerging Markets Bear 2X Fund are referred to as the “Emerging Funds.”)

The term “emerging market” refers to an economy that is in the initial stages of industrialization and has been historically marked by low per capita income and lack of capital market transparency, but appears to be implementing political and/or market reforms resulting in greater capital market transparency, increased access for foreign investors and generally improved economic conditions. Emerging markets have the potential for significantly higher or lower rates of return and carry greater risks than more developed economies.

Principal Investment Strategy. Each Emerging Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities that comprise the EM Index and/or financial instruments that, in combination, provide leveraged exposure to the EM Index with the Emerging Markets Bull 2X Fund creating long positions and the Emerging Markets Bear 2X Fund creating short positions. The financial instruments in which the Emerging Funds may invest include ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the Emerging Funds also hold U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Target Index. The EM Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of September 30, 2007, the EM Index consisted of the following 21 emerging market country indices: Argentina, Brazil, Chile, China, Czech Republic, Egypt, Hong Kong, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Peru, Philippines, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey. MSCI® is not a sponsor of, or in any way affiliated with, the Emerging Funds.

Performance. The bar chart and performance table below provide some indication of the risks of investing in the Emerging Funds by showing how the performance of each Emerging Funds has varied from year to year and by comparing each Emerging Fund’s average annual returns with those of a broad measure of market performance. The information below also illustrates the risks of investing in each Emerging Fund by showing its highest and lowest quarterly returns. The Emerging Funds’ past performance (before and after taxes) is not necessarily an indication of how they will perform in the future.

 Total Return for the Calendar Years Ended December 31*

Emerging Markets Bull 2X Fund

Emerging Markets Bear 2X Fund

* Year-to-date total returns as of September 30, 2007 for the Emerging Markets Bull 2X Fund and the Emerging Markets Bear 2X Fund were 52.11% and (45.42)%, respectively.

Quarterly Returns
	Highest	Lowest
Emerging Markets Bull 2X Fund	39.57% (4th quarter 2006)	(15.81)% (2nd quarter 2006)
Emerging Markets Bear 2X Fund	0.75% (2nd quarter 2006)	(29.26)% (4th quarter 2006)

Average Annual Total Returns as of December 31, 2006
	1 Year	Since Inception(1)
Emerging Markets Bull 2X Fund
Return Before Taxes	45.79%	59.84%
Return After Taxes on Distributions(2)	42.25%	56.19%
Return After Taxes on Distributions and Sale of Fund Shares(2)(3)	29.78%	49.13%
MSCI Emerging Markets Index(4)	29.18%	38.12%
Emerging Markets Bear 2X Fund
Return Before Taxes	(50.36)%	(51.53)%
Return After Taxes on Distributions(2)	(50.85)%	(51.95)%
Return After Taxes on Distributions and Sale of Fund Shares(2)(3)	(32.73)%	(43.63)%
MSCI Emerging Markets Index(4)	29.18%	36.41%

(1)	The inception date of the Emerging Markets Bull 2X Fund was November 1, 2005 and the Emerging Markets Bear 2X Fund was November 4, 2005.
(2)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(3)
The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of fund shares, a tax deduction is provided that benefits the investor.

(4)	The performance of the index does not reflect deductions for fees, expenses or taxes.

Fees and Expenses.  The table below describes the fees and expenses you may pay if you buy and hold shares of the Emerging Funds.  The other expenses below reflect actual expenses incurred for the fiscal year ended August 31, 2007 and current Rule 12b-1 fees.

Shareholder Fees(1) (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(2) (as a percentage of daily assets):
Emerging Markets Bull 2X Fund
	Investor Class	Service Class
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%	0.75%
Other Expenses(4)	1.02%	1.02%
Acquired Fund Fees and Expenses(5)	0.44%	0.44%
Total Annual Operating Expenses	2.46%	2.96%
Expense Waiver/Reimbursement	(0.27)%	(0.27)%
Net Annual Fund Operating Expenses(5)	2.19%	2.69%

Emerging Markets Bear 2X Fund
	Investor Class	Service Class
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%	0.75%
Other Expenses(4)(6)	1.59%	1.59%
Acquired Fund Fees and Expenses(5)	0.02%	0.02%
Total Annual Operating Expenses	2.61%	3.11%
Expense Waiver/Reimbursement	(0.84)%	(0.84)%
Net Annual Fund Operating Expenses(5)	1.77%	2.27%

(1)	You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.
(2)
Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Emerging Funds’ Other Expenses through August 31, 2009 to the extent that each Fund’s Net Annual Operating Expenses for the Investor Class and the Service Class shares exceed 1.75% and 2.25%, respectively, (excluding, as applicable, among other expenses,  taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation).  Any expense waiver is subject to reimbursement by each Emerging Markets Fund, as applicable, within the following three years if overall expenses fall below these percentage limitations.  This agreement may be terminated at any time at the discretion of the Board of Trustees upon notice to the Adviser and without the approval of Fund shareholders.  The agreement may be terminated by the Adviser only with the consent of the Board of Trustees.

(3)
The Board of Trustees has adopted Investor and Service Class Rule 12b-1 Plans pursuant to which the Investor and Services Class shares of the Funds each may pay an annual Rule 12b-1 fee up to 1.00% of the average daily net assets of that Class.  The Board has currently authorized the Investor and Service Class shares to pay annual Rule 12b-1 fees of 0.25% and 0.75%, respectively.  The Funds also pay a separate shareholder servicing fee of 0.25% of the Fund’s average daily net assets on an annual basis.

(4)
Other Expenses include custodian, transfer agency and other customary fund expenses.  Other Expenses also include the shareholder servicing fee that may be paid by the Funds in an amount of 0.25% of each Fund’s average daily net assets on an annual basis.

(5)
The Funds are required to disclose Acquired Fund Fees and Expenses in the fee table above.  Because the Net Annual Fund Operating Expenses in the table above includes Acquired Fund Fees and Expenses, they do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus.  Without Acquired Fund Fees and Expenses, the Net Annual Fund Operating Expenses would have been 1.75% and 2.25% for the Investor Class and Service Class, respectively, for each Emerging Fund.

(6)	The Emerging Markets Bear 2X Fund may take short positions in securities. Other Expenses include the estimated expenses associated with short positions, as determined by the Adviser from time to time.

Expense Example
The table below is intended to help you compare the cost of investing in the Emerging Funds with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the Emerging Funds for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the Emerging Funds’ operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Emerging Markets Bull 2X Fund
	1 Year	3 Years	5 Years	10 Years
Investor Class	$222	$741	$1,286	$2,776
Service Class	$272	$890	$1,534	$3,261

Emerging Markets Bear 2X Fund
	1 Year	3 Years	5 Years	10 Years
Investor Class	$180	$732	$1,310	$2,882
Service Class	$230	$881	$1,557	$3,362

Risks. The principal risks of investing in the Emerging Funds are Market Timing Activity and High Portfolio Turnover, Risk of Tracking Error, Risks of Aggressive Investment Techniques, Leverage Risk, Counterparty Risks, Risk of Non-Diversification, Interest Rate Changes, Risks of Investing in Other Investment Companies and ETFs, Adverse Market Conditions, Risks of Investing in Equity Securities, Risks of Investing in Foreign Instruments, Currency Exchange Rates, Credit Risk, Valuation Time Risk and Risks of Investing in Emerging Markets Instruments.

Additional risks of investing in the Emerging Markets Bear 2X Fund are Risks of Shorting Instruments and Inverse Correlation. For more information on the risks of the Emerging Funds, including a description of each risk, please refer to the “Principal Risks” section above.

Developed Markets Bull 2X Fund
Developed Markets Bear 2X Fund

Investment Objective. The Developed Markets Bull 2X Fund seeks daily investment results, before fees and expenses, of 200% of the price performance of the MSCI EAFE® Index (the “EAFE Index”). The Developed Markets Bear 2X Fund (seeks daily investment results, before fees and expenses, of 200% of the inverse (or opposite) of the price performance of the EAFE Index. (Collectively, the Developed Markets Bull 2X Fund and the Developed Markets Bear 2X Fund are referred to as the “Developed Funds.”)

The term “developed market” refers to an economy that maintains a high per-capita income and experiences market transparency and liquidity as a result of well-established and closely regulated financial markets.

Principal Investment Strategy. Each Developed Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities that comprise the EAFE Index and/or financial instruments that, in combination, provide leveraged exposure to the EAFE Index with the Developed Markets Bull 2X Fund creating long positions and the Developed Markets Bear 2X Fund creating short positions. The financial instruments in which the Developed Funds may invest include ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the Developed Funds also hold U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Target Index. The EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. As of September 30, 2007, the EAFE Index consisted of the following 20 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. MSCI®’ is not a sponsor of, or in any way affiliated with, the Developed Funds.

Performance. No performance is provided for the Developed Funds because they do not have annual returns for at least one calendar year prior to the date of this Prospectus.

Fees and Expenses.  The table below describes the fees and expenses you may pay if you buy and hold shares of the Developed Funds.  The other expenses below reflect actual expenses incurred for the fiscal year ended August 31, 2007 and current Rule 12b-1 fees.

Shareholder Fees(1) (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(2) (as a percentage of daily assets):
Developed Markets Bull 2X Fund
	Investor Class	Service Class
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%	0.75%
Other Expenses(4)	1.03%	1.03%
Acquired Fund Fees and Expenses(5)	0.24%	0.24%
Total Annual Operating Expenses	2.27%	2.77%
Expense Waiver/Reimbursement	(0.28)%	(0.28)%
Net Annual Fund Operating Expenses(5)	1.99%	2.49%

Developed Markets Bear 2X Fund
	Investor Class	Service Class
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%	0.75%
Other Expenses(4)(6)	5.12%	5.12%
Acquired Fund Fees and Expenses(5)	0.05%	0.05%
Total Annual Operating Expenses	6.17%	6.67%
Expense Waiver/Reimbursement	(4.37)%	(4.37)%
Net Annual Fund Operating Expenses(5)	1.80%	2.30%

(1)	You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.
(2)
Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Developed Funds’ Other Expenses through August 31, 2009 to the extent that the Fund’s Net Annual Operating Expenses for the Investor Class and the Service Class shares exceed 1.75% and 2.25%, respectively, (excluding, as applicable, among other expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation).  Any expense waiver is subject to reimbursement by each Developed Fund, as applicable, within the following three years if overall expenses fall below these percentage limitations.  This agreement may be terminated at any time at the discretion of the Board of Trustees upon notice to the Adviser and without the approval of Fund shareholders.  The agreement may be terminated by the Adviser only with the consent of the Board of Trustees.

(3)
The Board of Trustees has adopted Investor and Service Class Rule 12b-1 Plans pursuant to which the Investor and Services Class shares of the Funds each may pay an annual Rule 12b-1 fee up to 1.00% of the average daily net assets of that Class.  The Board has currently authorized the Investor and Service Class shares to pay annual Rule 12b-1 fees of 0.25% and 0.75%, respectively.  The Funds also pay a separate shareholder servicing fee of 0.25% of the Fund’s average daily net assets on an annual basis.

(4)
Other Expenses include custodian, transfer agency and other customary fund expenses.  Other Expenses also include the shareholder servicing fee that may be paid by the Funds in an amount of 0.25% of each Fund’s average daily net assets on an annual basis.

(5)
The Funds are required to disclose Acquired Fund Fees and Expenses in the fee table above.  Because the Net Annual Fund Operating Expenses in the table above includes Acquired Fund Fees and Expenses, they do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus.  Without Acquired Fund Fees and Expenses, the Net Annual Fund Operating Expenses would have been 1.75% for the Investor Class and 2.25% for the Service Class, respectively, of each Developed Fund.

(6)
The Developed Markets Bear 2X Fund may take short positions in securities.  Other Expenses include the estimated expenses associated with short positions, as determined by the Adviser from time to time.

Expense Example
The table below is intended to help you compare the cost of investing in the Developed Funds with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the Developed Funds for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the Developed Funds’ operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Developed Markets Bull 2X Fund
	1 Year	3 Years	5 Years	10 Years
Investor Class	$202	$683	$1,190	$2,584
Service Class	$252	$833	$1,440	$3,079

Developed Markets Bear 2X Fund
	1 Year	3 Years	5 Years	10 Years
Investor Class	$183	$1,442	$2,671	$5,621
Service Class	$233	$1,580	$2,883	$5,954

Risks. The principal risks of investing in the Developed Funds are Market Timing Activity and High Portfolio Turnover, Risk of Tracking Error, Risks of Aggressive Investment Techniques, Leverage Risk, Counterparty Risks, Risk of Non-Diversification, Interest Rate Changes, Risks of Investing in Other Investment Companies and ETFs, Adverse Market Conditions, Credit Risk, Risks of Investing in Equity Securities, Risks of Investing in Foreign Instruments, Valuation Time Risk and Currency Exchange Rates.

Additional risks of investing in the Developed Markets Bear 2X Fund are Risks of Shorting Instruments and Inverse Correlation. For more information on the risks of the Developed Funds, including a description of each risk, please refer to the “Principal Risks” section above.

Latin America Bull 2X Fund
Latin America Bear 2X Fund

Investment Objective. The Latin America Bull 2X Fund seeks daily investment results, before fees and expenses, of 200% of the price performance of the S&P® Latin America Index (the “Latin America Index”). The Latin America Bear 2X Fund seeks daily investment results, before fees and expenses, of 200% of the inverse (or opposite) of the price performance of the Latin America Index. (Collectively, the Latin America Bull 2X Fund and the Latin America Bear 2X Fund are referred to as the “Latin America Funds.”)

Principal Investment Strategy. Each Latin America Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities that comprise the S&P® Latin America Index and/or financial instruments that, in combination, provide leveraged exposure to the S&P® Latin America Index with the Latin America Bull 2X Fund creating long positions and the Latin America Bear 2X Fund creating short positions. The financial instruments in which the Latin America Funds may invest include ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the Latin America Funds also hold U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Target Index. The S&P® Latin America Index includes highly liquid securities from major economic sectors of the Mexican and South American equity markets. Companies from Mexico, Brazil, Argentina, and Chile are represented in this index. Representing approximately 70% of each country’s market capitalization, this index provides coverage of the large cap, liquid constituents of each key country in Latin America. “Standard & Poor’s®”, “S&P®”, “S&P 500®” and “Standard & Poor’s 500®” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. The Latin America Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s® and Standard & Poor’s® makes no representation regarding the advisability of investing in the Latin America Funds.

Performance. No performance is provided for the Latin America Bull 2X Fund because it does not have annual returns for at least one calendar year prior to the date of this Prospectus. No performance is provided for the Latin America Bear 2X Fund because it had not commenced operations prior to the date of this Prospectus.

Fees and Expenses. The table below describes the fees and expenses you may pay if you buy and hold shares of the Latin America Funds. The other expenses below reflect actual expenses incurred for the Latin America Bull 2.5X Fund for the fiscal year ended April 30, 2007 and estimated expenses expected to be incurred for the Latin America Bear 2.5X Fund for the fiscal period ending April 30, 2009.

Shareholder Fees(1) (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses (as a percentage of daily assets):
Latin America Bull 2X Fund(2)
	Investor Class	Service Class
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%	0.75%
Other Expenses(4)	1.26%	1.26%
Acquired Fund Fees and Expenses(5)	0.34%	0.34%
Total Annual Operating Expenses	2.60%	3.10%
Expense Waiver/ Reimbursement	(0.51)%	(0.51)%
Net Annual Operating Expenses(5)	2.09%	2.59%

Latin America Bear 2X Fund(2)
	Investor Class	Service Class
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%	0.75%
Other Expenses(4)(6)(7)	0.83%	0.83%
Total Annual Operating Expenses	1.83%	2.33%
Expense Waiver/Reimbursement	(0.08)%	(0.08)%
Net Annual Operating Expenses	1.75%	2.25%

(1)	You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.
(2)
Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Latin America Funds for Other Expenses through April 30, 2009 to the extent that each Fund’s Net Annual Operating Expenses for the Investor Class and Service Class shares exceed 1.75% and 2.25%, respectively (excluding, as applicable, among other expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation).  Any expense waiver is subject to reimbursement by each Latin America Fund within the following three years if overall expenses fall below these percentage limitations.  This agreement may be terminated at any time at the discretion of the Board of Trustees upon notice to the Adviser and without the approval of Fund shareholders.  The agreement may be terminated by the Adviser only with the consent of the Board of Trustees.

(3)
The Board of Trustees has adopted Investor and Service Class Rule 12b-1 Plans pursuant to which the Investor and Services Class shares of the Funds each may pay an annual Rule 12b-1 fee up to 1.00% of the average daily net assets of that Class.  The Board has currently authorized the Investor and Service Class shares to pay annual Rule 12b-1 fees of 0.25% and 0.75%, respectively.  The Funds also pay a separate shareholder servicing fee of 0.25% of the Fund’s average daily net assets on an annual basis.

(4)
Other Expenses include custodian, transfer agency and other customary fund expenses.  Other Expenses also include the shareholder servicing fee that may be paid by the Funds in an amount of 0.25% of each Fund’s average daily net assets on an annual basis.

(5)
The Funds are required to disclose the Acquired Fund Fees and Expenses in the fee table above.  Because the Net Annual Fund Operating Expenses in the table above includes Acquired Fund Fees and Expenses, they do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus.  Without the Acquired Fund Fees and Expenses, the Net Annual Operating Expenses for the Latin America Bull 2X Fund would have been 1.75% and 2.25%, for the Investor Class and Service Class, respectively.

(6)	Other Expenses include estimated Acquired Fund Fees and Expenses of less than 0.01% of the Latin America Bear 2X Fund’s average daily net assets for the fiscal period ending April 30, 2009.
(7)	The Latin America Bear 2X Fund may take short positions in securities. Other Expenses include the estimated expenses associated with short positions, as determined by the Adviser from time to time.

Expense Example
The table below is intended to help you compare the cost of investing in the Latin America Funds with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the Latin America Funds for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the Latin America Funds’ operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Latin America Bull 2X Fund
	1 Year	3 Years	5 Years	10 Years
Investor Class	$212	$760	$1,335	$2,897
Service Class	$262	$909	$1,581	$3,376

Latin America Bear 2X Fund
	1 Year	3 Years
Investor Class	$178	$568
Service Class	$228	$720

Risks. The principal risks of investing in the Latin America Funds are Market Timing Activity and High Portfolio Turnover, Risk of Tracking Error, Risks of Aggressive Investment Techniques, Leverage Risk, Counterparty Risks, Risk of Non-Diversification, Interest Rate Changes, Risks of Investing in Other Investment Companies and ETFs, Adverse Market Conditions, Credit Risk, Risks of Investing in Equity Securities, Risks of Investing in Foreign Instruments, Currency Exchange Rates, Valuation Time Risk and Risks of Investing in Emerging Markets Instruments.

Additional risks of investing in the Latin America Bear 2X Fund are Risks of Shorting Instruments and Inverse Correlation. For more information on the risks of the Latin America Funds, including a description of each risk, please refer to the “Principal Risks” section above.

Also, it is important to note that Latin America has generally been characterized by substantial economic instability resulting from, among other things, political unrest, high interest and inflation rates, currency devaluations and government deficits. The economies of Latin America are heavily dependent on the health of the U.S. economy and, because commodities such as oil and gas, minerals, and metals, represent a significant percentage of the region’s exports, the economies of Latin American countries are sensitive to fluctuations in commodity prices. The economies of the countries in the region may be impacted by the policies or economic problems of other Latin American countries. As a result of these factors, an investment in the Latin America Funds may experience significant volatility.

BRIC Bull 2X Fund
BRIC Bear 2X Fund

Investment Objective. The BRIC Bull 2X Fund seeks daily investment results, before fees and expenses, of 200% of the price performance of the S&P® BRIC 40 Index. The BRIC Bear 2X fund seeks daily investment results, before fees and expenses, of 200% of the inverse (or opposite) of the price performance of the S&P® BRIC 40 Index. (Collectively, the BRIC Bull 2X Fund and the BRIC Bear 2X Fund are referred to as the “BRIC Funds”).

Each of the four countries included in the S&P® BRIC 40 Index - Brazil, Russia, India and China - is considered an “emerging market.” The term “emerging market” refers to an economy that is in the initial stages of industrialization and has been historically marked by low per capita income and lack of capital market transparency, but appears to be implementing political and/or market reforms resulting in greater capital market transparency, increased access for foreign investors and generally improved economic conditions. Emerging markets have the potential for significantly higher or lower rates of return and carry greater risks than more developed economies.

Principal Investment Strategy. Under normal circumstances, each BRIC Fund will invest at least 80% of its net assets in equity securities that comprise the S&P® BRIC 40 Index and/or financial instruments that, in combination, provide leveraged exposure to the S&P® BRIC 40 Index with the BRIC Bull 2X Fund creating long positions and the BRIC Bear 2X Fund creating short positions. The financial instruments in which the BRIC Funds may invest include ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the BRIC Funds also hold U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Target Index. The S&P® BRIC 40 Index invests in the top 10 exchange-listed stocks for each of the four BRIC nations. To be eligible for the S&P® BRIC 40 Index, companies from Brazil, Russia, India and China must have a float-adjusted market capitalization above $1 billion, a three-month average daily value traded above $5 million and a developed market listing. The companies with the highest market capitalization are then chosen. The index is rebalanced once per year in December. The BRIC Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s® and Standard & Poor’s® makes no representation regarding the advisability of investing in the BRIC Funds.

Performance. No performance is provided for the BRIC Funds because they had not commenced operations prior to the date of this Prospectus.

Fees and Expenses. The table below describes the fees and expenses you may pay if you buy and hold shares of the BRIC Funds. The other expenses below reflect estimated expenses expected to be incurred for the fiscal period ending August 31, 2009.

Shareholder Fees(1) (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(2) (as a percentage of daily assets):
BRIC Bull 2X Fund
	Investor Class	Service Class
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%	0.75%
Other Expenses(4)(5)	0.48%	0.48%
Total Annual Operating Expenses	1.48%	1.98%
Expense Waiver/Reimbursement	0.00%	0.00%
Net Annual Operating Expenses	1.48%	1.98%

BRIC Bear 2X Fund
	Investor Class	Service Class
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%	0.75%
Other Expenses(4)(5)(6)	3.11%	3.11%
Total Annual Operating Expenses	4.11%	4.61%
Expense Waiver/Reimbursement	0.00%	0.00%
Net Annual Operating Expenses	4.11%	4.61%

(1)	You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.
(2)
Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Funds’ Other Expenses through August 31, 2009 to the extent that the Net Annual Operating Expenses for the Investor Class and Service Class shares exceed 1.75% and 2.25%, respectively (excluding, as applicable, among other expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation).  Any expense waiver is subject to reimbursement by each BRIC Fund, as applicable, within the following three years if overall expenses fall below these percentage limitations.  This agreement may be terminated at any time at the discretion of the Board of Trustees upon notice to the Adviser and without the approval of Fund shareholders.  The agreement may be terminated by the Adviser only with the consent of the Board of Trustees.

(3)
The Board of Trustees has adopted Investor and Service Class Rule 12b-1 Plans pursuant to which the Investor and Services Class shares of the Funds each may pay an annual Rule 12b-1 fee up to 1.00% of the average daily net assets of that Class.  The Board has currently authorized the Investor and Service Class shares to pay annual Rule 12b-1 fees of 0.25% and 0.75%, respectively.  The Funds also pay a separate shareholder servicing fee of 0.25% of the Fund’s average daily net assets on an annual basis.

(4)
Other Expenses include custodian, transfer agency and other customary fund expenses.  Other Expenses also include the shareholder servicing fee that may be paid by the Funds in an amount of 0.25% of each Fund’s average daily net assets on an annual basis.

(5)
Other Expenses include Acquired Fund Fees and Expenses.  For the fiscal year ending August 31, 2009, each Fund expects to incur Acquired Fund Fees and Expenses totaling less than 0.01% of its average daily net assets.

(6)	The BRIC Bear 2X Fund may take short positions in securities. Other Expenses include the estimated expenses associated with short positions, as determined by the Adviser from time to time.

Expense Example
The table below is intended to help you compare the cost of investing in the BRIC Funds with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the BRIC Funds for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the BRIC Funds’ operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

BRIC Bull 2X Fund
	1 Year	3 Years
Investor Class	$151	$468
Service Class	$201	$621

BRIC Bear 2X Fund
	1 Year	3 Years
Investor Class	$413	$1,250
Service Class	$462	$1,391

Risks. The principal risks of investing in the BRIC Funds are Market Timing Activity and High Portfolio Turnover, Risk of Tracking Error, Risks of Aggressive Investment Techniques, Leverage Risk, Counterparty Risks, Risk of Non-Diversification, Interest Rate Changes, Risks of Investing in Other Investment Companies and ETFs, Adverse Market Conditions, Risks of Investing in Equity Securities, Risks of Investing in Foreign Instruments, Currency Exchange Rates, Risks of Investing in Emerging Markets Instruments, Credit Risk and Lower-Quality Debt Securities, Concentration Risk, Valuation Time Risk and Geographic Concentration Risk.

Additional risks of investing in the BRIC Bear 2X Fund are Risks of Shorting Instruments and Inverse Correlation Risk. For more information on the risks of the BRIC Funds, including a description of each risk, please refer to the “Principal Risks” section above.

Also, it is important to understand the risks in each of the four countries comprising the BRIC Index.

Brazil has experienced substantial economic instability resulting from, among other things, periods of very high inflation, persistent structural public sector deficits and significant devaluations of the currency of Brazil. These factors have led to a high degree of price volatility in both the Brazilian equity and foreign currency markets. Brazilian companies may also be adversely affected by high interest and unemployment rates, and are particularly sensitive to fluctuations in commodity prices.

China is a totalitarian country and the central government has historically exercised substantial control over virtually every sector of the Chinese economy. Government power raises the risk of nationalization, expropriation, or confiscation of property. The legal system is still developing and the ability to obtain or enforce judgments is uncertain. China’s relationship with Taiwan is poor and the possibility of military action exists. China differs, often unfavorably, from more developed countries in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others.

India has substantial governmental involvement in the economy, higher rates of inflation and greater political, economic and social uncertainty. Furthermore, future actions of the Indian Government or religious and ethnic unrest could have a significant impact on the economy. Finally, the relationship between Pakistan and India remains delicate and a cause for concern.

Russia is undergoing dramatic economic, political and social changes and investments in Russian securities may be affected unfavorably by political developments, social instability, changes in government policies, and other political and economic developments. The absence of developed legal structures governing private or foreign investments and private property makes expropriation of property or loss of property through fraud or negligence possible. The Russia central government retains considerable control, directly and indirectly, over the private sector and government action may negatively impact the Fund’s investment portfolio through a range of possible actions. Russia remains a commodity-based economy, and declines in the prices of commodities will cause declines in the value of Russian securities.

Brazil Bull 2X Fund
Brazil Bear 2X Fund

Investment Objective. The Brazil Bull 2X Fund seeks daily investment results, before fees and expenses, of 200% of the price performance of the MSCI® Brazil Index. The Brazil Bear 2X Fund seeks daily investment results, before fees and expenses, of 200% of the inverse (or opposite) of the price performance of the MSCI® Brazil Index. (Collectively, the Brazil Bull 2X Fund and the Brazil Bear 2X Fund are referred to as the “Brazil Funds”).

Brazil is considered an “emerging market.” The term “emerging market” refers to an economy that is in the initial stages of industrialization and has been historically marked by low per capita income and lack of capital market transparency, but appears to be implementing political and/or market reforms resulting in greater capital market transparency, increased access for foreign investors and generally improved economic conditions. Emerging markets have the potential for significantly higher or lower rates of return and carry greater risks than more developed economies.

Principal Investment Strategy. Each Brazil Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities that comprise the MSCI® Brazil Index and/or financial instruments that, in combination, provide leveraged exposure to the MSCI® Brazil Index with the Brazil Bull 2X Fund creating long positions and the Brazil Bear 2X Fund creating short positions. The financial instruments in which the Brazil Funds may invest include ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the Brazil Funds also hold U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Target Index. The MSCI® Brazil Index is a capitalization-weighted index that aims to capture 85% of the publicly available total market capitalization of Brazil. Component companies are adjusted for float and must meet objective criteria for inclusion in the Index, taking into consideration unavailable strategic shareholdings and limitation to foreign ownership. The index is updated quarterly. MSCI® is not a sponsor of, or in any way affiliated with, the Brazil Funds.

Performance. No performance is provided for the Brazil Funds because they had not commenced operations prior to the date of this Prospectus.

Fees and Expenses. The table below describes the fees and expenses you may pay if you buy and hold shares of the Brazil Funds. The other expenses below reflect estimated expenses expected to be incurred for the fiscal period ending August 31, 2009.

Shareholder Fees(1) (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(2) (as a percentage of daily assets):
Brazil Bull 2X Fund
	Investor Class	Service Class
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%	0.75%
Other Expenses(4)(5)	0.44%	0.44%
Total Annual Operating Expenses	1.44%	1.94%
Expense Waiver/Recoupment	0.00%	0.00%
Net Annual Operating Expenses	1.44%	1.94%

Brazil Bear 2X Fund
	Investor Class	Service Class
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%	0.75%
Other Expenses(4)(5)(6)	3.59%	3.59%
Total Annual Operating Expenses	4.59%	5.09%
Expense Waiver/Recoupment	0.00%	0.00%
Net Annual Operating Expenses	4.59%	5.09%

(1)	You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.
(2)
Rafferty contractually has agreed to waive all or a portion of its management fee and/or reimburse the Funds’ Other Expenses through August 31, 2009 to the extent that the Net Annual Operating Expenses for the Investor Class and Service Class shares exceed 1.75% and 2.25%, respectively (excluding, as applicable, among other expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation).  Any expense waiver is subject to reimbursement by each Brazil Fund, as applicable, within the following three years if overall expenses fall below these percentage limitations.  This agreement may be terminated at any time at the discretion of the Board of Trustees upon notice to the Adviser and without the approval of Fund shareholders.  The agreement may be terminated by the Adviser only with the consent of the Board of Trustees.

(3)
The Board of Trustees has adopted Investor and Service Class Rule 12b-1 Plans pursuant to which the Investor and Services Class shares of the Funds each may pay an annual Rule 12b-1 fee up to 1.00% of the average daily net assets of that Class.  The Board has currently authorized the Investor and Service Class shares to pay annual Rule 12b-1 fees of 0.25% and 0.75%, respectively.  The Funds also pay a separate shareholder servicing fee of 0.25% of the Fund’s average daily net assets on an annual basis.

(4)
Other Expenses include custodian, transfer agency and other customary fund expenses.  Other Expenses also include the shareholder servicing fee that may be paid by the Funds in an amount of 0.25% of each Fund’s average daily net assets on an annual basis.

(5)
Other Expenses include Acquired Fund Fees and Expenses.  For the fiscal year ending August 31, 2009, each Fund expects to incur Acquired Fund Fees and Expenses totaling less than 0.01% of its average daily net assets.

(6)	The Brazil Bear 2X Fund may take short positions in securities. Other Expenses include the estimated expenses associated with short positions, as determined by the Adviser from time to time.

Expense Example
The table below is intended to help you compare the cost of investing in the Brazil Funds with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the Brazil Funds for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the Brazil Funds’ operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Brazil Bull 2X Fund
	1 Year	3 Years
Investor Class	$147	$456
Service Class	$197	$609

Brazil Bear 2X Fund
	1 Year	3 Years
Investor Class	$460	$1,385
Service Class	$509	$1,525

Risks. The principal risks of investing in the Brazil Funds are Market Timing Activity and High Portfolio Turnover, Risk of Tracking Error, Risks of Aggressive Investment Techniques, Leverage Risk, Counterparty Risks, Risk of Non-Diversification, Interest Rate Changes, Risks of Investing in Other Investment Companies and ETFs, Adverse Market Conditions, Risks of Investing in Equity Securities, Risks of Investing in Foreign Instruments, Currency Exchange Rates, Risks of Investing in Emerging Markets Instruments Credit Risk and Lower-Quality Debt Securities, Concentration Risk, Valuation Time Risk and Geographic Concentration Risk.

Additional risks of investing in the Brazil Bear 2X Fund are Risks of Shorting Instruments and Inverse Correlation. For more information on the Brazil Funds, including a description of each risk, please refer to the “Principal Risks” section above.

Also, it is important to note that Brazil has experienced substantial economic instability resulting from, among other things, periods of very high inflation, persistent structural public sector deficits and significant devaluations of the currency of Brazil. These factors have led to a high degree of price volatility in both the Brazilian equity and foreign currency markets. Brazilian companies may also be adversely affected by high interest and unemployment rates, and are particularly sensitive to fluctuations in commodity prices.

China Bull 2X Fund
China Bear 2X Fund

Investment Objective. The China Bull 2X Fund seeks daily investment results, before fees and expenses, of 200% of the price performance of the FTSE/Xinhua China 25 Index. The China Bear 2X Fund seeks daily investment results, before fees and expenses, of 200% of the inverse (or opposite) of the price performance of the FTSE/Xinhua China 25 Index. (Collectively, the China Bull 2X Fund and China Bear 2X Fund are referred to as the “China Funds”).

China is considered an “emerging market.” The term “emerging market” refers to an economy that is in the initial stages of industrialization and has been historically marked by low per capita income and lack of capital market transparency, but appears to be implementing political and/or market reforms resulting in greater capital market transparency, increased access for foreign investors and generally improved economic conditions. Emerging markets have the potential for significantly higher or lower rates of return and carry greater risks than more developed economies.

Principal Investment Strategy. Each China Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities that comprise the FTSE/Xinhua China 25 Index and/or financial instruments that, in combination, provide leveraged exposure to the FTSE/Xinhua China 25 Index with the China Bull 2X Fund creating long positions and the China Bear 2X Fund creating short positions. The financial instruments in which the China Funds may invest include ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the China Funds also hold U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Target Index. The FTSE/Xinhua China 25 Index consists of 25 of the largest and most liquid companies available to international investors traded on the Hong Kong Stock Exchange. The Index is weighted based on the total market value of each company so that companies with higher total market values generally have a higher representation in the Index. FTSE Xinhua Index Limited is not a sponsor of, or in any way affiliated with, the China Funds.

Performance. No performance is provided for the China Funds because they had not commenced operations prior to the date of this Prospectus.

Fees and Expenses. The table below describes the fees and expenses you may pay if you buy and hold shares of the China Funds. The other expenses below reflect estimated expenses expected to be incurred for the fiscal period ending August 31, 2009.

Shareholder Fees(1) (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(2) (as a percentage of daily assets):
China Bull 2X Fund
	Investor Class	Service Class
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%	0.75%
Other Expenses(4)(5)	0.50%	0.50%
Total Annual Operating Expenses	1.50%	2.00%
Expense Waiver/Reimbursement	0.00%	0.00%
Net Annual Operating Expenses	1.50%	2.00%

China Bear 2X Fund
	Investor Class	Service Class
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%	0.75%
Other Expenses(4)(5)(6)	2.64%	2.64%
Total Annual Operating Expenses	3.64%	4.14%
Expense Waiver/Reimbursement	0.00%	0.00%
Net Annual Operating Expenses	3.64%	4.14%

(1)	You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.
(2)
Rafferty contractually has agreed to waive all or a portion of its management fee and/or reimburse the Funds’ Other Expenses through August 31, 2009 to the extent that the Net Annual Operating Expenses for the Investor Class and Service Class shares exceed 1.75% and 2.25%, respectively (excluding, as applicable, among other expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation).  Any expense waiver is subject to reimbursement by each China Fund, as applicable, within the following three years if overall expenses fall below these percentage limitations.  This agreement may be terminated at any time at the discretion of the Board of Trustees upon notice to the Adviser and without the approval of Fund shareholders.  The agreement may be terminated by the Adviser only with the consent of the Board of Trustees.

(3)
The Board of Trustees has adopted Investor and Service Class Rule 12b-1 Plans pursuant to which the Investor and Services Class shares of the Funds each may pay an annual Rule 12b-1 fee up to 1.00% of the average daily net assets of that Class.  The Board has currently authorized the Investor and Service Class shares to pay annual Rule 12b-1 fees of 0.25% and 0.75%, respectively.  The Funds also pay a separate shareholder servicing fee of 0.25% of the Fund’s average daily net assets on an annual basis.

(4)
Other Expenses include custodian, transfer agency and other customary fund expenses.  Other Expenses also include the shareholder servicing fee that may be paid by the Funds in an amount of 0.25% of each Fund’s average daily net assets on an annual basis.

(5)
Other Expenses include Acquired Fund Fees and Expenses.  For the fiscal year ending August 31, 2009, each Fund expects to incur Acquired Fund Fees and Expenses totaling less than 0.01% of its average daily net assets.

(6)	The China Bear 2X Fund may take short positions in securities. Other Expenses include the estimated expenses associated with short positions, as determined by the Adviser from time to time.

Expense Example
The table below is intended to help you compare the cost of investing in the China Funds with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the China Funds for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the China Funds’ operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

China Bull 2X Fund
	1 Year	3 Years
Investor Class	$153	$474
Service Class	$203	$627

China Bear 2X Fund
	1 Year	3 Years
Investor Class	$366	$1,114
Service Class	$416	$1,258

Risks. The principal risks of investing in the China Funds are Market Timing Activity and High Portfolio Turnover, Risk of Tracking Error, Risks of Aggressive Investment Techniques, Leverage Risk, Counterparty Risks, Risk of Non-Diversification, Interest Rate Changes, Risks of Investing in Other Investment Companies and ETFs, Adverse Market Conditions, Risks of Investing in Equity Securities, Risks of Investing in Foreign Instruments, Currency Exchange Rates, Risks of Investing in Emerging Markets Instruments Credit Risk and Lower-Quality Debt Securities, Concentration Risk, Valuation Time Risk and Geographic Concentration Risk.

Additional risks of investing in the China Bear 2X Fund are Risks of Shorting Instruments and Inverse Correlation. For more information on the China Funds, including a description of each risk, please refer to the “Principal Risks” section above.

Also, it is important to note that China is a totalitarian country and the central government has historically exercised substantial control over virtually every sector of the Chinese economy. Government power raises the risk of nationalization, expropriation, or confiscation of property. The legal system is still developing and the ability to obtain or enforce judgments is uncertain. China’s relationship with Taiwan is poor and the possibility of military action exists. China differs, often unfavorably, from more developed countries in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others.

India Bull 2X Fund
India Bear 2X Fund

Investment Objective. The India Bull 2X Fund seeks daily investment results, before fees and expenses, of 200% of the price performance of the MSCI® India Index. The India Bear 2X Fund seeks daily investment results, before fees and expenses, of 200% of the inverse (or opposite) of the price performance of the MSCI® India Index. (Collectively, the India Bull 2X Fund and the India Bear 2X Fund are referred to as the “India Funds.”)

India is considered an “emerging market.” The term “emerging market” refers to an economy that is in the initial stages of industrialization and has been historically marked by low per capita income and lack of capital market transparency, but appears to be implementing political and/or market reforms resulting in greater capital market transparency, increased access for foreign investors and generally improved economic conditions. Emerging markets have the potential for significantly higher or lower rates of return and carry greater risks than more developed economies.

Principal Investment Strategy. Each India Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities that comprise the MSCI® India Index and/or financial instruments that, in combination, provide leveraged exposure to the MSCI® India Index with the India Bull 2X Fund creating long positions and the India Bear 2X Fund creating short positions. The financial instruments in which the India Funds may invest include ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the India Funds also hold U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Target Index. The MSCI® India Total Return Index is a free-float-adjusted market capitalization index designed to measure the market performance, including price performance and income from dividend payments, of Indian equity securities. The MSCI® India Index seeks to represent approximately 85% of the free-float-adjusted market capitalization of equity securities by industry group within India. As of March 31, 2007, it was comprised of 69 companies listed on the National Stock Exchange of India. MSCI® is not a sponsor of, or in any way affiliated with, the India Funds.

Performance. No performance is provided for the India Funds because they had not commenced operations prior to the date of this Prospectus.

Fees and Expenses. The table below describes the fees and expenses you may pay if you buy and hold shares of the India Funds. The other expenses below reflect estimated expenses expected to be incurred for the fiscal period ending August 31, 2009.

Shareholder Fees(1) (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(2) (as a percentage of daily assets):
India Bull 2X Fund
	Investor Class	Service Class
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%	0.75%
Other Expenses(4)(5)	0.50%	0.50%
Total Annual Operating Expenses	1.50%	2.00%
Expense Waiver/Reimbursement	0.00%	0.00%
Net Annual Operating Expenses	1.50%	2.00%

India Bear 2X Fund
	Investor Class	Service Class
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%	0.75%
Other Expenses(4)(5)(6)	5.14%	5.14%
Total Annual Operating Expenses	6.14%	6.64%
Expense Waiver/Reimbursement	0.00%	0.00%
Net Annual Operating Expenses	6.14%	6.64%

(1)	You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.
(2)
Rafferty contractually has agreed to waive all or a portion of its management fee and/or reimburse the Funds’ Other Expenses through August 31, 2009 to the extent that the Net Annual Operating Expenses for the Investor Class and Service Class shares exceed 1.75% and 2.25%, respectively (excluding, as applicable, among other expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation).  Any expense waiver is subject to reimbursement by each India Fund, as applicable, within the following three years if overall expenses fall below these percentage limitations.  This agreement may be terminated at any time at the discretion of the Board of Trustees upon notice to the Adviser and without the approval of Fund shareholders.  The agreement may be terminated by the Adviser only with the consent of the Board of Trustees.

(3)
The Board of Trustees has adopted Investor and Service Class Rule 12b-1 Plans pursuant to which the Investor and Services Class shares of the Funds each may pay an annual Rule 12b-1 fee up to 1.00% of the average daily net assets of that Class.  The Board has currently authorized the Investor and Service Class shares to pay annual Rule 12b-1 fees of 0.25% and 0.75%, respectively.  The Funds also pay a separate shareholder servicing fee of 0.25% of the Fund’s average daily net assets on an annual basis.

(4)
Other Expenses include custodian, transfer agency and other customary fund expenses.  Other Expenses also include the shareholder servicing fee that may be paid by the Funds in an amount of 0.25% of each Fund’s average daily net assets on an annual basis.

(5)
Other Expenses include Acquired Fund Fees and Expenses.  For the fiscal year ending August 31, 2009, each Fund expects to incur Acquired Fund Fees and Expenses totaling less than 0.01% of its average daily net assets.

(6)	The India Bear 2X Fund may take short positions in securities. Other Expenses include the estimated expenses associated with short positions, as determined by the Adviser from time to time.

Expense Example
The table below is intended to help you compare the cost of investing in the India Funds with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the India Funds for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the India Funds’ operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

India Bull 2X Fund
	1 Year	3 Years
Investor Class	$153	$474
Service Class	$203	$627

India Bear 2X Fund
	1 Year	3 Years
Investor Class	$611	$1,811
Service Class	$659	$1,943

Risks. The principal risks of investing in the India Funds are Market Timing Activity and High Portfolio Turnover, Risk of Tracking Error, Risks of Aggressive Investment Techniques, Leverage Risk, Counterparty Risks, Risk of Non-Diversification, Interest Rate Changes, Risks of Investing in Other Investment Companies and ETFs, Adverse Market Conditions, Risks of Investing in Equity Securities, Risks of Investing in Foreign Instruments, Currency Exchange Rates, Risks of Investing in Emerging Markets Instruments Credit Risk and Lower-Quality Debt Securities, Concentration Risk, Valuation Time Risk and Geographic Concentration Risk.

Additional risks of investing in the India Bear 2X Fund are Risks of Shorting Instruments and Inverse Correlation. For more information on the risks of the India Funds, including a description of each risk, please refer to the “Principal Risks” section above.

Also, in is important to note that India has substantial governmental involvement in the economy, higher rates of inflation and greater political, economic and social uncertainty. Furthermore, future actions of the Indian Government or religious and ethnic unrest could have a significant impact on the economy. Finally, the relationship between Pakistan and India remains delicate and a cause for concern.

Russia Bull 2X Fund
Russia Bear 2X Fund

Investment Objective. The Russia Bull 2X Fund seeks daily investment results, before fees and expenses, of 200% of the price performance of the DAXglobal® Russia Index. The Russia Bear 2X Fund (seeks daily investment results, before fees and expenses, of 200% of the inverse (or opposite) of the price performance of the DAXglobal® Russia Index. (Collectively, the Russia Bull 2X Fund and the Russia Bear 2X Fund are referred to as the “Russia Funds.”)

Russia is considered an “emerging market.” The term “emerging market” refers to an economy that is in the initial stages of industrialization and has been historically marked by low per capita income and lack of capital market transparency, but appears to be implementing political and/or market reforms resulting in greater capital market transparency, increased access for foreign investors and generally improved economic conditions. Emerging markets have the potential for significantly higher or lower rates of return and carry greater risks than more developed economies.

Principal Investment Strategy. Each Russia Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities that comprise the DAXglobal® Russia Index and/or financial instruments that, in combination, provide leveraged exposure to the DAXglobal® Russia Index with the Russia Bull 2X Fund creating long positions and the Russia Bear 2X Fund creating short positions. The financial instruments in which the Russia Funds may invest include ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the Russia Funds also hold U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Target Index. The DAXglobal® Russia Index represents 30 publicly traded Russia issuers and is designed to track the price movements of securities (including depositary receipts) of Russian companies traded on global exchanges. DAXglobal® is a trademark of Deutsche Borse AG, which is not a sponsor of, or in any way affiliated with, the Russia Funds.

Performance. No performance is provided for the Russia Funds because they had not commenced operations prior to the date of this Prospectus.

Fees and Expenses. The table below describes the fees and expenses you may pay if you buy and hold shares of the Russia Funds. The other expenses below reflect estimated expenses expected to be incurred for the fiscal period ending August 31, 2009.

Shareholder Fees(1) (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(2) (as a percentage of daily assets):
Russia Bull 2X Fund
	Investor Class	Service Class
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%	0.75%
Other Expenses(4)(5)	0.48%	0.48%
Total Annual Operating Expenses	1.48%	1.98%
Expense Waiver/Reimbursement	0.00%	0.00%
Net Annual Operating Expenses	1.48%	1.98%

Russia Bear 2X Fund
	Investor Class	Service Class
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%	0.75%
Other Expenses(4)(5)(6)	3.76%	3.76%
Total Annual Operating Expenses	4.76%	5.26%
Expense Waiver/Reimbursement	0.00%	0.00%
Net Annual Operating Expenses	4.76%	5.26%

(1)	You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.
(2)
Rafferty contractually has agreed to waive all or a portion of its management fee and/or reimburse the Funds’ Other Expenses through August 31, 2009 to the extent that the Net Annual Operating Expenses for the Investor Class and Service Class shares exceed 1.75% and 2.25%, respectively (excluding, as applicable, among other expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation).  Any expense waiver is subject to reimbursement by each Russia Fund, as applicable, within the following three years if overall expenses fall below these percentage limitations.  This agreement may be terminated at any time at the discretion of the Board of Trustees upon notice to the Adviser and without the approval of Fund shareholders.  The agreement may be terminated by the Adviser only with the consent of the Board of Trustees.

(3)
The Board of Trustees has adopted Investor and Service Class Rule 12b-1 Plans pursuant to which the Investor and Services Class shares of the Funds each may pay an annual Rule 12b-1 fee up to 1.00% of the average daily net assets of that Class.  The Board has currently authorized the Investor and Service Class shares to pay annual Rule 12b-1 fees of 0.25% and 0.75%, respectively.  The Funds also pay a separate shareholder servicing fee of 0.25% of the Fund’s average daily net assets on an annual basis.

(4)
Other Expenses include custodian, transfer agency and other customary fund expenses.  Other Expenses also include the shareholder servicing fee that may be paid by the Funds in an amount of 0.25% of each Fund’s average daily net assets on an annual basis.

(5)
“Other Expenses” include Acquired Fund Fees and Expenses.  For the fiscal year ending August 31, 2009, each Fund expects to incur Acquired Fund Fees and Expenses totaling less than 0.01% of its average daily net assets.

(6)	The Russia Markets Bear 2X Fund may take short positions in securities. Other Expenses include the estimated expenses associated with short positions, as determined by the Adviser from time to time.

Expense Example
The table below is intended to help you compare the cost of investing in the Russia Funds with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the Russia Funds for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the Russia Funds’ operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Russia Bull 2X Fund
	1 Year	3 Years
Investor Class	$151	$468
Service Class	$201	$621

Russia Bear 2X Fund
	1 Year	3 Years
Investor Class	$477	$1,433
Service Class	$525	$1,572

Risks. The principal risks of investing in the Russia Funds are Market Timing Activity and High Portfolio Turnover, Risk of Tracking Error, Risks of Aggressive Investment Techniques, Leverage Risk, Counterparty Risks, Risk of Non-Diversification, Interest Rate Changes, Risks of Investing in Other Investment Companies and ETFs, Adverse Market Conditions, Risks of Investing in Equity Securities, Risks of Investing in Foreign Instruments, Currency Exchange Rates, Risks of Investing in Emerging Markets Instruments Credit Risk and Lower-Quality Debt Securities, Concentration Risk, Valuation Time Risk and Geographic Concentration Risk.

Additional risks of investing in the Russia Bear 2X Fund are Risks of Shorting Instruments and Inverse Correlation. For more information on the risks of the Russia Funds, including a description of each risk, please refer to the “Principal Risks” section above.

Also, it is important to note that Russia is undergoing dramatic economic, political and social changes and investments in Russian securities may be affected unfavorably by political developments, social instability, changes in government policies, and other political and economic developments. The absence of developed legal structures governing private or foreign investments and private property makes expropriation of property or loss of property through fraud or negligence possible. The Russia central government retains considerable control, directly and indirectly, over the private sector and government action may negatively impact the Fund’s investment portfolio through a range of possible actions. Russia remains a commodity-based economy, and declines in the prices of commodities will cause declines in the value of Russian securities.

EM Debt Bull Fund
EM Debt Bear Fund

Investment Objective. The EM Debt Bull Fund seeks to maximize total return (income plus capital appreciation) by investing primarily in debt instruments, which includes high yield debt instruments (commonly referred to as “junk bonds”) or derivatives of such instruments, of issuers that are economically tied to countries with emerging securities markets (“EM Debt”). The EM Debt Bear Fund seeks to profit from a decline in the value of EM Debt by creating short positions in such instruments and derivatives of such instruments. (Collectively, the EM Debt Bull Fund and the EM Debt Bear Fund are referred to as the “EM Debt Funds.”)

Principal Investment Strategy. EM Debt encompasses bonds issued by less developed countries and primarily includes bonds issued by government entities. EM Debt may include corporate debt as well, although corporations in developing countries generally tend to borrow from banks and other sources. EM Debt may include instruments issued in the local currency or in foreign currencies such as the US dollar or the Euro. While the sovereign debt of most developed countries is either AAA or AA-rated, EM Debt tends to have a lower credit rating than developed countries’ sovereign debt because of the increased economic and political risks. EM Debt is normally classified as high-yield debt securities or ‘‘Junk Bonds,’’ which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a high interest rate or yield—because of the increased risk of loss. These securities can be also subject to greater price volatility.

In attempting to meet the EM Debt Funds’ objectives, the Adviser will, under normal circumstances, invest at least 80% of each EM Debt Fund’s net assets (plus any borrowing for investment purposes) in EM Debt or derivatives of EM Debt. Such instruments may be in default and are generally regarded by rating organizations as having extremely poor prospects of ever attaining any real investment standing. In addition, high yield debt instruments are typically issued with maturities of 10 years or less, and are callable after four to five years. Generally, the longer the bond’s maturity, the more vulnerable its price is to interest rate fluctuations.

The Adviser will generally create long positions for the EM Debt Bull Fund and short positions for the EM Debt Bear Fund. There is no limit on the amount of the EM Debt Bear Fund’s assets which may be invested in short positions and derivatives of EM Debt.

The Adviser performs its own investment analysis and does not rely principally on the ratings assigned by the rating organizations. Because of the greater number of considerations involved in investing in lower-rated instruments, the achievement of each EM Debt Fund’s objective depends more on the analytical abilities of the portfolio management team than would be the case if each EM Debt Fund were investing primarily in instruments in the higher rating categories.

To ensure that each EM Debt Fund’s portfolio maintains sufficient liquidity to meet potential redemptions by active Fund shareholders while gaining exposure to the high yield bond market, each EM Debt Fund invests a substantial portion of its assets in derivative securities, such as futures contracts, options contracts, swap agreements, options on futures contracts, financial instruments such as futures and options on high yield bond indices, and baskets of high yield securities based on various high yield bond indices. Such investments may generate a return that is more positive or more negative than what would be generated if each EM Debt Fund maintained its assets in cash or cash equivalents to meet redemption requests. There is no limit on the amount of each EM Debt Fund’s assets that may be invested in derivative securities.

The EM Funds may invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant. When a Fund is invested in such temporary defensive instruments, the Fund will not achieve its investment objective.

The Adviser uses a “bottom up” approach to investing. The Adviser studies industry and economic trends, but focuses on researching individual issuers and derivative instruments. Each company and derivative instrument in which the EM Debt Funds invest passes through a research process and stands on its own merits as a viable investment in the Adviser’s opinion.

To achieve the investment objective of the EM Debt Bull Fund, the Adviser:

•	Seeks to achieve price appreciation and minimize price volatility by identifying instruments that are likely to be upgraded by qualified rating organizations;

•	Employs research and credit analysis to minimize purchasing instruments that may default by determining the likelihood of timely payment of interest and principal; and/or

•
Invests the EM Debt Bull Fund’s assets in other instruments, including derivative securities, consistent with its objective of high current income and capital appreciation but permitting it to maintain sufficient liquidity to meet redemptions.

To achieve the investment objective of the EM Debt Bear Fund, the Adviser uses the same analytical tools it employs for the EM Debt Bull Fund in pursuit of the opposite objective. The Adviser:

•	Seeks to identify instruments that are likely to be downgraded by qualified rating organizations and therefore suffer a decline in principal value;

•	Employs research and credit analysis to identify instruments that may default on timely payment of interest and principal and suffer a decline in principal value; and/or

•	Creates short positions in instruments which have relatively low yield in order to minimize short interest expense and maintain sufficient liquidity to meet redemptions.

Performance. No performance is provided for the EM Debt Funds because they had not commenced operations prior to the date of this Prospectus.

Fees and Expenses. The tables below describe the fees and expenses that you may pay if you buy and hold shares of the EM Debt Funds.  The other expenses below reflect estimated expenses expected to be incurred for the fiscal year ending August 31, 2009.

Shareholder Fees(1) (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(2) (as a percentage of daily assets):
EM Debt Bull Fund
	Investor Class	Service Class
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%	0.75%
Other Expenses(4)(5)	0.39%	0.39%
Total Annual Operating Expenses	1.39%	1.89%
Expense Waiver/Reimbursement	0.00%	0.00%
Net Annual Operating Expenses	1.39%	1.89%

EM Debt Bear Fund
	Investor Class	Service Class
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%	0.75%
Other Expenses(4)(5)(6)	7.64%	7.64%
Total Annual Operating Expenses	8.64%	9.14%
Expense Waiver/Reimbursement	0.00%	0.00%
Net Annual Operating Expenses	8.64%	9.14%

(1)	You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.
(2)
Rafferty contractually has agreed to waive all or a portion of its management fee and/or reimburse the Funds’ Other Expenses through August 31, 2009 to the extent that the Net Annual Operating Expenses for the Investor Class and Service Class shares exceed 1.75% and 2.25%, respectively (excluding, as applicable, among other expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation).  Any expense waiver is subject to reimbursement by each EM Debt Fund, as applicable, within the following three years if overall expenses fall below these percentage limitations.  This agreement may be terminated at any time at the discretion of the Board of Trustees upon notice to the Adviser and without the approval of Fund shareholders.  The agreement may be terminated by the Adviser only with the consent of the Board of Trustees.

(3)
The Board of Trustees has adopted Investor and Service Class Rule 12b-1 Plans pursuant to which the Investor and Services Class shares of the Funds may pay annual Rule 12b-1 fees of up to 0.40% and 1.00%, respectively, of the average daily net assets of that Class.  The Board has currently authorized the Investor and Service Class shares to pay annual Rule 12b-1 fees of 0.25% and 0.75%, respectively.  The Funds also pay a separate shareholder servicing fee of 0.25% of the Fund’s average daily net assets on an annual basis.

(4)
Other Expenses include custodian, transfer agency and other customary fund expenses.  Other Expenses also include the shareholder servicing fee that may be paid by the Funds in an amount of 0.25% of each Fund’s average daily net assets on an annual basis.

(5)
Other Expenses include Acquired Fund Fees and Expenses.  For the fiscal year ending August 31, 2009, each Fund expects to incur Acquired Fund Fees and Expenses totaling less than 0.01% of its average daily net assets.

(6)	The EM Debt Bear Fund may take short positions in securities. Other Expenses include the estimated expenses associated with short positions, as determined by the Adviser from time to time.

Expense Example
The table below is intended to help you compare the cost of investing in the EM Debt Funds with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the EM Debt Funds for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the EM Debt Funds’ operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EM Debt Bull Fund
	1 Year	3 Years
Investor Class	$142	$440
Service Class	$192	$594

EM Debt Bear Fund
	1 Year	3 Years
Investor Class	$848	$2,453
Service Class	$895	$2,576

Risks. The principal risks of investing in the EM Debt Funds are Market Timing Activity and High Portfolio Turnover, Risks of Aggressive Investment Techniques, Leverage Risk, Counterparty Risks, Risk of Non-Diversification, Interest Rate Changes, Risks of Investing in Other Investment Companies and ETFs, Adverse Market Conditions, Risks of Investing in Foreign Instruments, Currency Exchange Rates, Risks of Investing in Emerging Markets Instruments Credit Risk and Lower-Quality Debt Securities, Geographic Concentration Risk and Concentration Risk.

Additional risks of investing in the EM Debt Bear Fund are Risks of Shorting Instruments and Inverse Correlation. For more information on the risks of the EM Debt Funds, including a description of each risk, please refer to the “Principal Risks” section above.

SPECIALTY FUNDS

Commodity Trends Strategy Fund

Investment Objective.  The Commodity Trends Strategy Fund seeks daily investment results, before fees and expenses, of the performance of the Standard and Poor’s Commodity Trends Indicator (“S&P CTI”).

Principal Investment Strategy.  The Commodity Trends Strategy Fund intends to invest in a combination of commodity-linked derivatives and fixed income securities directly and through the Subsidiary.  The commodity-linked derivatives that the Commodity Trends Strategy Fund will invest in include commodity and financial futures, options and swap contracts and commodity-linked structured notes.  The commodity-linked derivatives are positioned either long or short (except for the energy sector contracts, which cannot have a short position) based on their prices relative to their average price over a recent period, or “moving averages”.  The Commodity Trends Strategy Fund also may invest directly in exchange-traded funds (“ETFs”) and other investment companies that provide exposure to managed commodities and equity securities. On certain occasions, the Fund may employ leveraging techniques to match its underlying benchmark.

To collateralize Fund investments on a day-to-day basis, the Fund will hold U.S. government securities, short-term fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents with maturities of one year or less.

The Commodity Trends Strategy Fund may invest up to 25% of its total assets in its Subsidiary.  The Subsidiary, which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by the Commodity Trends Strategy Fund.  The Commodity Trends Strategy Fund will invest in the Subsidiary in order to gain exposure to the investment returns of the commodities markets within the limitations of the federal tax law requirements applicable to regulated investment companies.  The Subsidiary will invest principally in commodity and financial futures, options and swap contracts, as well as certain fixed-income investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions.  Unlike the Commodity Trends Strategy Fund, the Subsidiary may invest without limitation in commodity-linked derivatives, though the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that apply to the Commodity Trends Strategy Fund’s transactions in these instruments.  The Subsidiary otherwise is subject to the same fundamental and non-fundamental investment restrictions as the Commodity Trends Strategy Fund.  The Commodity Trends Strategy Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.

Target Index.  The S&P CTI is an index that seeks to benefit from trends (in either direction) in the commodity futures markets.  The S&P CTI follows a quantitative methodology to track the prices of a diversified portfolio of 16 traditional commodity futures contracts, or “components.”  The components are grouped into 6 sectors with the following percentage allocations: (1) Energy: 37.5%; (2) Industrial Metals: 10%; (3) Precious Metals: 10.5%; (4) Livestock: 10%; (5) Grains: 23%; and (6) Softs, which include coffee, cocoa, cotton, and sugar: 9%.  Each of the six sectors of the S&P CTI is held either long or short by the S&P CTI, depending upon price trends within that sector, with the exception of energy, which is held long or flat, meaning that there is no position.  In the event that there is no energy position, thesector is allocated to the other five sectors of the S&P CTI on a pro-rata basis.  The S&B CTI sectors are rebalanced monthly and the components are rebalanced annually.  S&P® is not a sponsor of, or in any way affiliated with, the Commodity Trends Strategy Fund.

Performance.  No performance is provided for the Commodity Trends Strategy Fund because it has not commenced operations prior to the date of this Prospectus.

Fees and Expenses.  The table below describes the fees and expenses you may pay if you buy and hold shares of the Commodity Trends Strategy Fund.  The other expenses below reflect estimated expenses expected to be incurred for the fiscal period ending April 30, 2009.

Shareholder Fees(1) (fees paid directly from your investment):
Redemption Fee(2)
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(3) (as a percentage of daily assets):
Commodity Trends Strategy Fund
	Investor Class	Service Class
Management Fees(4)	1.00%	1.00%
Distribution and/or Service (12b-1) Fees(5)	0.25%	0.75%
Other Expenses(6)(7)(8)	0.59%	0.59%
Total Annual Operating Expenses	1.84%	2.34%
Expense Waiver/Reimbursement	0.00%	0.00%
Net Annual Operating Expenses(8)	1.84%	2.34%

(1)	You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.
(2)
You will be assessed a 1.00% redemption fee on shares redeemed (through sales or exchanges) within 90 days of the date of purchase.  For more information, see “Redemption Fee:  Commodity Trends Strategy Fund.”

(3)
Rafferty contractually has agreed to waive all or a portion of its management fee and/or reimburse the Commodity Trends Strategy Fund’s Other Expenses through April 30, 2009 to the extent that the Net Annual Operating Expenses for the Investor Class and Service Class shares exceed 2.00% and 2.50%, respectively (excluding, as applicable, among other expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation).  Any expense waiver is subject to reimbursement by each Commodity Fund, as applicable, within the following three years if overall expenses fall below these percentage limitations.  This agreement may be terminated at any time at the discretion of the Board of Trustees upon notice to the Adviser and without the approval of Fund shareholders.  The agreement may be terminated by the Adviser only with the consent of the Board of Trustees.

(4)
Under an investment advisory agreement between the Trust and Rafferty, the Commodity Trends Strategy Fund pays Rafferty an advisory fee at an annual rate of 1.00%  of the Fund’s average daily assets managed by Rafferty that are not invested in the Subsidiary.  Rafferty has entered into a separate agreement with the Subsidiary pursuant to which the Subsidiary pays Rafferty an advisory fee at an annual rate of 1.00% of the Subsidiary’s average daily net assets.

(5)
The Board of Trustees has adopted Investor and Service Class Rule 12b-1 Plans pursuant to which the Investor and Services Class shares of the Fund each may pay an annual Rule 12b-1 fee up to 1.00% of the average daily net assets of that Class.  The Board has currently authorized the Investor and Service Class shares to pay annual Rule 12b-1 fees of 0.25% and 0.75%, respectively.  The Fund also pays a separate shareholder servicing fee of .25% of the Fund’s average daily net assets on an annual basis.

(6)
Other Expenses include custodian, transfer agency and other customary fund expenses.  Other Expenses also include the shareholder servicing fee that may be paid by the Fund in an amount of 0.25% of the Fund’s average daily net assets on an annual basis.  Other Expenses do not include the expenses of the Subsidiary.

(7)
 The Fund is required to disclose Acquired Fund Fees and Expenses in the fee table above.  Other Expenses include estimated Acquired Fund Fees and Expenses of less than 0.01% of the Commodity Trends Strategy Fund’s average daily net assets for the fiscal period ending April 30, 2009.

(8)
The Commodity Trends Strategy Fund may take short positions in securities.  Other Expenses include the estimated expenses associated with short positions, as determined by the Adviser from time to time.

Expense Example
The table below is intended to help you compare the cost of investing in the Commodity Trends Strategy Fund with the cost of investing in other mutual funds.  The table assumes that you invest $10,000 in the Commodity Trends Strategy Fund for the periods shown and then redeem all of your shares at the end of the periods.  It also assumes that your investment has a 5% return each year and that the Commodity Trends Strategy Fund’s operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Commodity Trends Strategy Fund
	1 Year	3 Years
Investor Class	$187	$579
Service Class	$212	$655

Risks.  The principal risks of investing in the Commodity Trends Strategy Fund are Risks of Investing in Commodity-Linked Derivatives, Risks of Investing in Wholly-owned Subsidiary, High Portfolio Turnover, Tax Risk, Risk of Tracking Error, Risks of Aggressive Investment Techniques, Leverage Risk, Derivatives Risks, Counterparty Risks, Risk of Non-Diversification, Risks of Investing in Other Investment Companies and ETFs, Adverse Market Conditions, Risks of Investing in Equity Securities, Credit Risk and Concentration Risk.

Clean Energy Bull 2X Fund
Clean Energy Bear 2X Fund

Investment Objective.  The Clean Energy Bull 2X Fund seeks daily investment results, before fees and expenses, of 200% of the price performance of the Wilder Hill New Energy Global Innovation Index (“New Energy Index”).  The Clean Energy Bear 2X Fund seeks daily investment results, before fees and expenses, of 200% of the inverse (or opposite) of the price performance of the New Energy Index.  (Collectively, the Clean Energy Bull 2X Fund and the Clean Energy Bear 2X Fund are referred to as the “Clean Energy Funds.”)

Principal Investment Strategy.  Each Clean Energy Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities that comprise the New Energy Index and/or financial instruments that, in combination, provide leveraged and unleveraged exposure to the New Energy Index with the Clean Energy Bull 2X Fund creating long positions and the Clean Energy Bear 2X Fund creating short positions.  These financial instruments include Powershares Global Clean Energy Portfolio, which is a publicly-traded index ETF based on the New Energy Index, other ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results.  On a day-to-day basis, the Clean Energy Funds also hold U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Target Index.  The Wilder Hill New Energy Global Innovation Index is comprised of approximately 89 companies whose innovative technologies and services focus on the generation and use of cleaner energy, conservation, efficiency and the advancement of renewable energy.  Companies selected for the New Energy index are active in wind, solar, biofuels, hydro, wave and tidal, geothermal and other renewable energy businesses as well as energy conversion, storage, conservation, efficiency, materials, pollution control, emerging hydrogen and fuel cells. The list of component stocks is rebalanced quarterly.  As of March 31, 2008, the New Energy Index included companies with a three-month average market capitalization of at least $100 million and significant trading volume.

Performance. No performance is provided for the Clean Energy Funds because they had not commenced operations prior to the date of this Prospectus.

Fees and Expenses. The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Clean Energy Funds.  The other expenses below reflect estimated expenses expected to be incurred for the fiscal year ending April 30, 2009.

Shareholder Fees(1) (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(2) (as a percentage of daily assets):
Clean Energy Bull 2X Fund
	Investor Class	Service Class
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%	0.75%
Other Expenses(4)(5)	0.64%	0.64%
Total Annual Operating Expenses	1.64%	2.14%
Expense Waiver/Reimbursement	0.00%	0.00%
Net Annual Operating Expenses	1.64%	2.14%

Clean Energy Bear 2X Fund
	Investor Class	Service Class
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%	0.75%
Other Expenses(4)(5)(6)	0.72%	0.72%
Total Annual Operating Expenses	1.72%	2.22%
Expense Waiver/Reimbursement	0.00%	0.00%
Net Annual Operating Expenses(6)	1.72%	2.22%

(1)	You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.
(2)
Rafferty contractually has agreed to waive all or a portion of its management fee and/or reimburse the Funds’ Other Expenses through August 31, 2009 to the extent that the Net Annual Operating Expenses for the Investor Class and Service Class shares exceed 1.75% and 2.25%, respectively (excluding, as applicable, among other expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation).  Any expense waiver is subject to reimbursement by each Clean Energy Fund, as applicable, within the following three years if overall expenses fall below these percentage limitations.  This agreement may be terminated at any time at the discretion of the Board of Trustees upon notice to the Adviser and without the approval of Fund shareholders.  The agreement may be terminated by the Adviser only with the consent of the Board of Trustees.

(3)
The Board of Trustees has adopted Investor and Service Class Rule 12b-1 Plans pursuant to which the Investor and Services Class shares of the Funds each may pay an annual Rule 12b-1 fee up to 1.00% of the average daily net assets of that Class.  The Board has currently authorized the Investor and Service Class shares to pay annual Rule 12b-1 fees of 0.25% and 0.75%, respectively.  The Funds also pay a separate shareholder servicing fee of 0.25% of the Fund’s average daily net assets on an annual basis.

(4)
Other Expenses include custodian, transfer agency and other customary fund expenses.  Other Expenses also include the shareholder servicing fee that may be paid by the Funds in an amount of 0.25% of each Fund’s average daily net assets on an annual basis.

(5)
Other Expenses include Acquired Fund Fees and Expenses.  For the fiscal year ending August 31, 2009, each Fund expects to incur Acquired Fund Fees and Expenses totaling less than 0.01% of its average daily net assets.

(6)	The Clean Energy Bear Fund may take short positions in securities. Other Expenses include the estimated expenses associated with short positions, as determined by the Adviser from time to time.

Expense Example
The table below is intended to help you compare the cost of investing in the Clean Energy Funds with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the Clean Energy Funds for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the Clean Energy Funds’ operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Clean Energy Bull 2X Fund
	1 Year	3 Years
Investor Class	$167	$517
Service Class	$192	$594

Clean Energy Bear 2X Fund
	1 Year	3 Years
Investor Class	$175	$542
Service Class	$200	$618

Risks. The principal risks of investing in the Clean Energy Funds are Market Timing Activity and High Portfolio Turnover, Risk of Tracking Error, Risks of Aggressive Investment Techniques, Leverage Risk, Counterparty Risks, Risk of Non-Diversification, Interest Rate Changes, Risks of Investing in Other Investment Companies and ETFs, Adverse Market Conditions, Risks of Investing in Foreign Instruments, Currency Exchange Rates, Risks of Investing in Emerging Markets Instruments, Risks of Investing in Small and Mid Capitalization Companies, Credit Risk and Lower-Quality Debt Securities, Geographic Concentration Risk and Concentration Risk.

Additional risks of investing in the Clean Energy Bear 2X Fund are Risks of Shorting Instruments and Inverse Correlation Risk. For more information on the risks of the Clean Energy Funds, including a description of each risk, please refer to the “Principal Risks” section above.

Real Estate Bull 2X Fund
Real Estate Bear 2X Fund

Investment Objective. The Real Estate Bull 2X Fund seeks daily investment results, before fees and expenses, of 200% of the price performance of the Dow Jones U.S. Real Estate Index. The Real Estate Bear 2X Fund (seeks daily investment results, before fees and expenses, of 200% of the inverse (or opposite) of the price performance of the Dow Jones U.S. Real Estate Index. (Collectively, the Real Estate Bull 2X Fund and the Real Estate Bear 2X Fund are referred to as the “Real Estate Funds.”)

Principal Investment Strategy. Each Real Estate Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities that comprise the Dow Jones U.S. Real Estate Index and/or financial instruments that, in combination, provide leveraged exposure to the Dow Jones U.S. Real Estate Index with the Real Estate Bull 2X Fund creating long positions and the Real Estate Bear 2X Fund creating short positions. The financial instruments in which the Real Estate Funds may invest include ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the Real Estate Funds also hold U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Target Index. The Dow Jones U.S. Real Estate Index measures the performance of the United States equity real estate market. It includes: (1) companies that invest directly or indirectly through development, management or ownership of shopping malls, apartment buildings and housing developments; and (2) REITs that invest in apartments, office and retail properties. Dow Jones® is not a sponsor of, or in any way affiliated with, the Real Estate Funds.

Performance. No performance is provided for the Real Estate Funds because they had not commenced operations prior to the date of this Prospectus.

Fees and Expenses. The table below describes the fees and expenses you may pay if you buy and hold shares of the Real Estate Funds. The other expenses below reflect estimated expenses expected to be incurred for the fiscal period ending April 30, 2009.

Shareholder Fees(1) (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(2) (as a percentage of daily assets):
Real Estate Bull 2X Fund
	Investor Class	Service Class
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%	0.75%
Other Expenses(4)(5)	0.83%	0.83%
Total Annual Operating Expenses	1.83%	2.33%
Expense Waiver/Reimbursement	(0.08)%	(0.08)%
Net Annual Operating Expenses	1.75%	2.25%

Real Estate Bear 2X Fund
	Investor Class	Service Class
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%	0.75%
Other Expenses(4)(5)(6)	0.61%	0.61%
Total Annual Operating Expenses	1.61%	2.11%
Expense Waiver/Reimbursement	0.00%	0.00%
Net Annual Operating Expenses	1.61%	2.11%

(1)	You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.
(2)
Rafferty contractually has agreed to waive all or a portion of its management fee and/or reimburse the Funds’ Other Expenses through April 30, 2009 to the extent that the Net Annual Operating Expenses for the Investor Class and Service Class shares exceed 1.75% and 2.25%, respectively (excluding, as applicable, among other expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation).  Any expense waiver is subject to reimbursement by each Real Estate Fund, as applicable, within the following three years if overall expenses fall below these percentage limitations.  This agreement may be terminated at any time at the discretion of the Board of Trustees upon notice to the Adviser and without the approval of Fund shareholders.  The agreement may be terminated by the Adviser only with the consent of the Board of Trustees.

(3)
The Board of Trustees has adopted Investor and Service Class Rule 12b-1 Plans pursuant to which the Investor and Services Class shares of the Funds each may pay an annual Rule 12b-1 fee up to 1.00% of the average daily net assets of that Class.  The Board has currently authorized the Investor and Service Class shares to pay annual Rule 12b-1 fees of 0.25% and 0.75%, respectively.  The Funds also pay a separate shareholder servicing fee of 0.25% of the Fund’s average daily net assets on an annual basis.

(4)
Other Expenses include custodian, transfer agency and other customary fund expenses.  Other Expenses also include the shareholder servicing fee that may be paid by the Funds in an amount of 0.25% of each Fund’s average daily net assets on an annual basis.

(5)	“Other Expenses” include estimated Acquired Fund Fees and Expenses of less than 0.01% of each Real Estate Fund’s average daily net assets for the fiscal period ending April 30, 2009.
(6)	The Real Estate Bear 2X Fund may take short positions in securities. Other Expenses include the estimated expenses associated with short positions, as determined by the Adviser from time to time.

Expense Example
The table below is intended to help you compare the cost of investing in the Real Estate Funds with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the Real Estate Funds for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the Real Estate Funds’ operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Real Estate Bull 2X Fund
	1 Year	3 Years
Investor Class	$178	$568
Service Class	$228	$720

Real Estate Bear 2X Fund
	1 Year	3 Years
Investor Class	$164	$508
Service Class	$214	$661

Risks. The principal risks of investing in the Real Estate Funds are Market Timing Activity and High Portfolio Turnover, Risk of Tracking Error, Risks of Aggressive Investment Techniques, Leverage Risk, Counterparty Risks, Risk of Non-Diversification, Interest Rate Changes, Risks of Investing in Other Investment Companies and ETFs, Adverse Market Conditions, Credit Risk, Risks of Investing in Real Estate Investments, and Risks of Investing in Equity Securities.

Additional risks of investing in the Real Estate Bear 2X Fund are Risks of Shorting Instruments and Inverse Correlation. For more information on the risks of the Real Estate Funds, including a description of each risk, please refer to the “Principal Risks” section above.

Commodity Bull 2X Fund
Commodity Bear 2X Fund

Investment Objective. The Commodity Bull 2X Fund seeks daily investment results, before fees and expenses, of 200% of the price performance of the Morgan Stanley® Commodity Related Equity Index. The Commodity Bear 2X Fund seeks daily investment results, before fees and expenses, of 200% of the inverse (or opposite) of the price performance of the Morgan Stanley® Commodity Related Equity Index. (Collectively, the Commodity Bull 2X Fund and the Commodity Bear 2X Fund are referred to as the “Commodity Funds.”)

Principal Investment Strategy. Each Commodity Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities that comprise the Morgan Stanley® Commodity Related Equity Index and/or financial instruments that, in combination, provide leveraged exposure to the Morgan Stanley® Commodity Related Equity Index with the Commodity Bull 2X Fund creating long positions and the Commodity Bear 2X Fund creating short positions. The financial instruments in which the Commodity Funds may invest include ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the Commodity Funds also hold U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Target Index. The Morgan Stanley® Commodity Related Equity Index is an equal-dollar weighted index of 20 stocks involved in commodity-related industries such as energy, non-ferrous metals, agriculture and forest products. Morgan Stanley® is not a sponsor of, or in any way affiliated with, the Commodity Funds.

Performance. The bar chart and performance tables below provide some indication of the risks of investing in the Commodity Bull 2X Fund by comparing its performance with those of a broad measure of market performance. The information below also illustrates the risks of investing in the Commodity Bull 2X Fund by showing its highest and lowest quarterly returns. The Commodity Bull 2X Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. No performance is provided for the Commodity Bear 2X Fund because it had not commenced operations prior to the date of this Prospectus.

Total Return for the Calendar Year Ended December 31*

Commodity Bull 2X Fund

* Year-to-date total return as of September 30, 2007 for the Commodity Bull 2X Fund was 66.39%.

Quarterly Returns
	Highest	Lowest
Commodity Bull 2X Fund	21.91% (4th quarter 2006)	(11.27)% (3rd quarter 2006)

Average Annual Total Returns as of December 31, 2006
	1 Year	Since Inception(1)
Commodity Bull 2X Fund
Return Before Taxes	11.82%	13.20%
Return After Taxes on Distributions(2)	10.19%	12.31%
Return After Taxes on Distributions and Sale of Fund Shares(2)(3)	9.55%	11.14%
Morgan Stanley Commodity Related Equity Index(4)	16.41%	20.83%
(1)	The inception date of the Commodity Bull 2X Fund was February 17, 2005.
(2)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(3)
The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of fund shares, a tax deduction is provided that benefits the investor.

(4)	The performance of the index does not reflect deductions for fees, expenses or taxes.

Fees and Expenses.  The table below describes the fees and expenses you may pay if you buy and hold shares of the Commodity Funds.  For the Commodity Bull 2X Fund, the other expenses below reflect actual expenses incurred during the fiscal year ended August 31, 2007 and current Rule 12b-1 fees.  For the Commodity Bear 2X Fund, the other expenses below reflect estimated expenses expected to be incurred for the fiscal period ending August 31, 2009.

Shareholder Fees(1) (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(2) (as a percentage of daily assets):
Commodity Bull 2X Fund
	Investor Class	Service Class
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%	0.75%
Other Expenses(4)	1.06%	1.06%
Acquired Fund Fees and Expenses(5)	0.01%	0.01%
Total Annual Operating Expenses	2.07%	2.57%
Expense Waiver/Reimbursement	(0.31)%	(0.31)%
Net Annual Operating Expenses(5)	1.76%	2.26%

Commodity Bear 2X Fund
	Investor Class	Service Class
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%	0.75%
Other Expenses(4)(6)(7)	0.56%	0.56%
Total Annual Operating Expenses	1.56%	2.06%
Expense Waiver/Reimbursement	0.00%	0.00%
Net Annual Operating Expenses	1.56%	2.06%

(1)	You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.
(2)
Rafferty contractually has agreed to waive all or a portion of its management fee and/or reimburse the Commodity Funds’ Other Expenses through August 31, 2009 to the extent that the Net Annual Operating Expenses for the Investor Class and Service Class shares exceed 1.75% and 2.25%, respectively (excluding, as applicable, among other expenses,  taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation).  Any expense waiver is subject to reimbursement by each Commodity Fund, as applicable, within the following three years if overall expenses fall below these percentage limitations.  This agreement may be terminated at any time at the discretion of the Board of Trustees upon notice to the Adviser and without the approval of Fund shareholders.  The agreement may be terminated by the Adviser only with the consent of the Board of Trustees.

(3)
The Board of Trustees has adopted Investor and Service Class Rule 12b-1 Plans pursuant to which the Investor and Services Class shares of the Funds each may pay an annual Rule 12b-1 fee up to 1.00% of the average daily net assets of that Class.  The Board has currently authorized the Investor and Service Class shares to pay annual Rule 12b-1 fees of 0.25% and 0.75%, respectively.  The Funds also pay a separate shareholder servicing fee of 0.25% of the Fund’s average daily net assets on an annual basis.

(4)
Other Expenses include custodian, transfer agency and other customary fund expenses.  Other Expenses also include the shareholder servicing fee that may be paid by the Funds in an amount of 0.25% of each Fund’s average daily net assets on an annual basis.

(5)
 The Funds are required to disclose Acquired Fund Fees and Expenses in the fee table above.  Because the Net Annual Fund Operating Expenses in the table above includes Acquired Fund Fees and Expenses, they do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus.  Without Acquired Fund Fees and Expenses, the Net Annual Operating Expenses for the Commodity Bull 2X Funds would have been 1.75% and 2.25%, for the Investor Class and Service Class, respectively.

(6)	Other Expenses include estimated Acquired Fund Fees and Expenses of less than 0.01% of the Commodity Bear 2X Fund’s average daily net assets for the fiscal period ending April 30, 2009.
(7)	The Commodity Bear 2X Fund may take short positions in securities. Other Expenses include the estimated expenses associated with short positions, as determined by the Adviser from time to time..

Expense Example
The table below is intended to help you compare the cost of investing in the Commodity Funds with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the Commodity Funds for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the Commodity Funds’ operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Commodity Bull 2X Fund
	1 Year	3 Years	5 Years	10 Years
Investor Class	$179	$619	$1,085	$2,375
Service Class	$229	$770	$1,338	$2,2882

Commodity Bear 2X Fund
	1 Year	3 Years
Investor Class	$159	$493
Service Class	$209	$646

Risks. The principal risks of investing in the Commodity Funds are Market Timing Activity and High Portfolio Turnover, Risk of Tracking Error, Risks of Aggressive Investment Techniques, Leverage Risk, Counterparty Risks, Risk of Non-Diversification, Interest Rate Changes, Risks of Investing in Other Investment Companies and ETFs, Adverse Market Conditions, Risks of Investing in Equity Securities, Risks of Investing in Commodities, and Credit Risk.

Additional risks of investing in the Commodity Bear 2X Fund are Risks of Shorting Instruments and Inverse Correlation. For more information on the risks of the Commodity Funds, including a description of each risk, please refer to the “Principal Risks” section above.

Biotech Bull 2X Fund
Biotech Bear 2X Fund

Investment Objective. The Biotech Bull 2X Fund seeks daily investment results, before fees and expenses, of 200% of the price performance of the Biotech HOLDRs Index. The Biotech Bear 2X Fund seeks daily investment results, before fees and expenses, of 200% of the inverse (or opposite) of the price performance of the Biotech HOLDRs Index. (Collectively, the Biotech Bull 2X Fund and the Biotech Bear 2X Fund are referred to as the “Biotech Funds.”)

Principal Investment Strategy. Each Biotech Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities that comprise the Biotech HOLDRs Index and/or financial instruments that, in combination, provide leveraged exposure to the Biotech HOLDRs Index with the Biotech Bull 2X Fund creating long positions and the Biotech Bear 2X Fund creating short positions. The financial instruments in which the Biotech Funds may invest include ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the Biotech Funds also hold U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Target Index. The Biotech HOLDRs Index is a per share value of the securities underlying one share of Biotech HOLDRs, which trade on the American Stock Exchange (“AMEX”) under the symbol BBH. The Biotech HOLDRs Index currently includes 20 companies that are involved in the biotechnology industry.

Performance. No performance is provided for the Biotech Funds because they had not commenced operations prior to the date of this Prospectus.

Fees and Expenses. The table below describes the fees and expenses you may pay if you buy and hold shares of the Biotech Funds. The other expenses below reflect estimated expenses expected to be incurred for the fiscal period ending April 30, 2009.

Shareholder Fees(1) (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(2) (as a percentage of daily assets):
Biotech Bull 2X Fund
	Investor Class	Service Class
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%	0.75%
Other Expenses(4)(5)	0.76%	0.76%
Total Annual Operating Expenses	1.76%	2.26%
Expense Waiver/Reimbursement	(0.01)%	(0.01)%
Net Annual Operating Expenses	1.75%	2.25%

Biotech Bear 2X Fund
	Investor Class	Service Class
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%	0.75%
Other Expenses(4)(5)(6)	0.76%	0.76%
Total Annual Operating Expenses	1.76%	2.26%
Expense Waiver/Reimbursement	(0.01)%	(0.01)%
Net Annual Operating Expenses	1.75%	2.25%

(1)	You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.
(2)
Rafferty contractually has agreed to waive all or a portion of its management fee and/or reimburse the Biotech Funds’ Other Expenses through April 30, 2009 to the extent that the Net Annual Operating Expenses for the Investor Class and Service Class shares exceed 1.75% and 2.50%, respectively (excluding, as applicable, among other expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation).  Any expense waiver is subject to reimbursement by each Biotech Fund, as applicable, within the following three years if overall expenses fall below these percentage limitations.  This agreement may be terminated at any time at the discretion of the Board of Trustees upon notice to the Adviser and without the approval of Fund shareholders.  The agreement may be terminated by the Adviser only with the consent of the Board of Trustees.

(3)
The Board of Trustees has adopted Investor and Service Class Rule 12b-1 Plans pursuant to which the Investor and Services Class shares of the Funds each may pay an annual Rule 12b-1 fee up to 1.00% of the average daily net assets of that Class.  The Board has currently authorized the Investor and Service Class shares to pay annual Rule 12b-1 fees of 0.25% and 0.75%, respectively.  The Funds also pay a separate shareholder servicing fee of 0.25% of the Fund’s average daily net assets on an annual basis.

(4)
Other Expenses include custodian, transfer agency and other customary fund expenses.  Other Expenses also include the shareholder servicing fee that may be paid by the Funds in an amount of 0.25% of each Fund’s average daily net assets on an annual basis.

(5)	Other Expenses include estimated Acquired Fund Fees and Expenses of less than 0.01% of each Biotech Fund’s average daily net assets for the fiscal period ending April 30, 2009.
(6)	The Biotech Bear 2X Fund may take short positions in securities. Other Expenses include the estimated expenses associated with short positions, as determined by the Adviser from time to time.

Expense Example
The table below is intended to help you compare the cost of investing in the Biotech Funds with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the Biotech Funds for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the Biotech Funds’ operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Investor Class	$178	$553
Service Class	$228	$705

Risks. The principal risks of investing in the Biotech Funds are Market Timing Activity and High Portfolio Turnover, Risk of Tracking Error, Risks of Aggressive Investment Techniques, Leverage Risk, Counterparty Risks, Risk of Non-Diversification, Interest Rate Changes, Risks of Investing in Other Investment Companies and ETFs, Adverse Market Conditions, Credit Risks, Risks of Investing in Equity Securities, and Concentration Risk.

Additional risks of investing in the Biotech Bear 2X Fund are Risks of Shorting Instruments and Inverse Correlation. For more information on the risks of the Biotech Funds, including a description of each risk, please refer to the “Principal Risks” section above.

Oil & Gas Bull 2X Fund
Oil & Gas Bear 2X Fund

Investment Objective. The Oil & Gas Bull 2X Fund seeks daily investment results, before fees and expenses, of 200% of the price performance of the Energy Select Sector Index. The Oil & Gas Bear 2X Fund seeks daily investment results, before fees and expenses, of 200% of the inverse (or opposite) of the price performance of the Energy Select Sector Index. (Collectively, the Oil & Gas Bull 2X Fund and the Oil & Gas Bear 2X Fund are referred to as the “Oil & Gas Funds.”)

Principal Investment Strategy. Each Oil & Gas Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities that comprise the Energy Select Sector Index and/or financial instruments that, in combination, provide leveraged exposure to the Energy Select Sector Index with the Oil & Gas Bull 2X Fund creating long positions and the Oil & Gas Bear 2X Fund creating short positions. The financial instruments in which the Oil & Gas Funds may invest include ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the Oil & Gas Funds also hold U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Target Index. The Energy Select Sector Index is a modified market capitalization-based index intended to track the movements of companies that are components of the S&P 500® and are involved in the development or production of energy products. Energy companies in the Energy Select Sector Index develop and produce crude oil and natural gas and provide drilling and other energy related services. “Standard & Poor’s®”, “S&P®”, “S&P 500®” and “Standard & Poor’s 500®” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. The Oil & Gas Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s® and Standard & Poor’s® makes no representation regarding the advisability of investing in the Oil & Gas Funds.

Performance. No performance is provided for the Oil & Gas Funds because they had not commenced operations prior to the date of this Prospectus.

Fees and Expenses. The table below describes the fees and expenses you may pay if you buy and hold shares of the Oil & Gas Funds. The other expenses below reflect estimated expenses expected to be incurred for the fiscal period ending April 30, 2009.

Shareholder Fees(1) (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(2) (as a percentage of daily assets):
Oil & Gas Bull 2X Fund
	Investor Class	Service Class
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%	0.75%
Other Expenses(4)(5)	0.61%	0.61%
Total Annual Operating Expenses	1.61%	2.11%
Expense Waiver/Reimbursement	0.00%	0.00%
Net Annual Operating Expenses	1.61%	2.11%

Oil & Gas Bear 2X Fund
	Investor Class	Service Class
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%	0.75%
Other Expenses(4)(5)(6)	0.86%	0.86%
Total Annual Operating Expenses	1.86%	2.36%
Expense Waiver/Reimbursement	(0.11)%	(0.11)%
Net Annual Operating Expenses	1.75%	2.25%

(1)	You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.
(2)
Rafferty contractually has agreed to waive all or a portion of its management fee and/or reimburse the Oil & Gas Funds’ Other Expenses through April 30, 2009 to the extent that the Net Annual Operating Expenses for the Investor Class and Service Class shares exceed 1.75% and 2.25%, respectively (excluding, as applicable, among other expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation).  Any expense waiver is subject to reimbursement by each Oil & Gas Fund, as applicable, within the following three years if overall expenses fall below these percentage limitations.  This agreement may be terminated at any time at the discretion of the Board of Trustees upon notice to the Adviser and without the approval of Fund shareholders.  The agreement may be terminated by the Adviser only with the consent of the Board of Trustees.

(3)
The Board of Trustees has adopted Investor and Service Class Rule 12b-1 Plans pursuant to which the Investor and Services Class shares of the Funds each may pay an annual Rule 12b-1 fee up to 1.00% of the average daily net assets of that Class.  The Board has currently authorized the Investor and Service Class shares to pay annual Rule 12b-1 fees of 0.25% and 0.75%, respectively.  The Funds also pay a separate shareholder servicing fee of 0.25% of the Fund’s average daily net assets on an annual basis.

(4)
Other Expenses include custodian, transfer agency and other customary fund expenses.  Other Expenses also include the shareholder servicing fee that may be paid by the Funds in an amount of 0.25% of each Fund’s average daily net assets on an annual basis.

(5)	Other Expenses include estimated Acquired Fund Fees and Expenses of less than 0.01% of each Oil & Gas Fund’s average daily net assets for the fiscal period ending April 30, 2009.
(6)	The Oil & Gas Bear 2X Fund may take short positions in securities. Other Expenses include the estimated expenses associated with short positions, as determined by the Adviser from time to time..

Expense Example
The table below is intended to help you compare the cost of investing in the Oil & Gas Funds with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the Oil & Gas Funds for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the Oil & Gas Funds’ operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Oil & Gas Bull 2X Fund
	1 Year	3 Years
Investor Class	$164	$508
Service Class	$214	$661

Oil & Gas Bear 2X Fund
	1 Year	3 Years
Investor Class	$178	$574
Service Class	$228	$726

Risks. The principal risks of investing in the Oil & Gas Funds are Market Timing Activity and High Portfolio turnover, Risk of Tracking Error, Risks of Aggressive Investment Techniques, Leverage Risk, Counterparty Risks, Risk of Non-Diversification, Interest Rate Changes, Risks of Investing in Other Investment Companies and ETFs, Adverse Market Conditions, Credit Risks, Concentration Risk, and Risks of Investing in Equity Securities.

Additional risks of investing in the Oil & Gas Bear 2X Fund are Risks of Shorting Instruments and Inverse Correlation. For more information on the risks of the Oil & Gas Funds, including a description of each risk, please refer to the “Principal Risks” section above.

Precious Metals Bull 2X Fund
Precious Metals Bear 2X Fund

Investment Objective.  The Precious Metals Bull 2X Fund seeks daily investment results, before fees and expenses, of 200% of the price performance of the Dow Jones Precious Metals IndexSM.  The Precious Metals Bear 2X Fund seeks daily investment results, before fees and expenses, of 200% of the inverse (or opposite) of the price performance of the Dow Jones Precious Metals IndexSM.  (Collectively, the Precious Metals Bull 2X Fund and the Precious Metals Bear 2X Fund are referred to as the “Precious Metals Funds.”)

Principal Investment Strategy.  Each Precious Metals Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities that comprise the Dow Jones Precious Metals IndexSM and/or financial instruments that, in combination, provide leveraged exposure to the Dow Jones Precious Metals Index with the Precious Metals Bull 2X Fund creating long positions and the Precious Metals Bear 2X Fund creating short positions.  The financial instruments in which the Precious Metals Funds may invest include ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results.  On a day-to-day basis, the Precious Metals Funds also hold U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Target Index.  The Dow Jones Precious Metals IndexSM represents the performance of U.S. companies engaged in the exploration of gold, silver and platinum metals.  Securities must be U.S.-listed stocks or ADRs, and must pass screens designed to eliminate the smallest and least-liquid stocks.  As of March 31, 2008, the Dow Jones Precious Metal IndexSM consisted of the following top ten index companies:  Barrick Gold Corp, Freeport-McCoRan Copper & Gold Inc., Goldcorp Inc., Newmont Mining Corp., Agnico-Eagle Mines Ltd., Gold Fields Ltd. ADS, AngloGold Ashanti Ltd. ADS, Lihir Gold Ltd. ADS, Harmony Gold Mining Co. Ltd. ADS, and Randgold Resources Ltd. ADS.

Performance. No performance is provided for the Precious Metals Funds because they had not commenced operations prior to the date of this Prospectus.

Fees and Expenses. The table below describes the fees and expenses you may pay if you buy and hold shares of the Precious Metals Funds. The other expenses below reflect estimated expenses expected to be incurred for the fiscal period ending April 30, 2009.

Shareholder Fees(1) (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(2) (as a percentage of daily assets):
Precious Metals Bull 2X Fund
	Investor Class	Service Class
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%	0.75%
Other Expenses(4)(5)	0.59%	0.59%
Total Annual Operating Expenses	1.59%	2.09%
Expense Waiver/Reimbursement	0.00%	0.00%
Net Annual Operating Expenses	1.59%	2.09%

Precious Metals Bear 2X Fund
	Investor Class	Service Class
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%	0.75%
Other Expenses(4)(5)(6)	0.76%	0.76%
Total Annual Operating Expenses	1.76%	2.26%
Expense Waiver/Reimbursement	(0.01)%	(0.01)%
Net Annual Operating Expenses	1.75%	2.25%

(1)	You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.
(2)
Rafferty contractually has agreed to waive all or a portion of its management fee and/or reimburse the Precious Metals Funds’ Other Expenses through April 30, 2009 to the extent that the Net Annual Operating Expenses for the Investor Class and Service Class shares exceed 1.75% and 2.25%, respectively (excluding, as applicable, among other expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation).  Any expense waiver is subject to reimbursement by each Precious Metals Fund, as applicable, within the following three years if overall expenses fall below these percentage limitations.  This agreement may be terminated at any time at the discretion of the Board of Trustees upon notice to the Adviser and without the approval of Fund shareholders.  The agreement may be terminated by the Adviser only with the consent of the Board of Trustees.

(3)
The Board of Trustees has adopted Investor and Service Class Rule 12b-1 Plans pursuant to which the Investor and Services Class shares of the Funds each may pay an annual Rule 12b-1 fee up to 1.00% of the average daily net assets of that Class.  The Board has currently authorized the Investor and Service Class shares to pay annual Rule 12b-1 fees of 0.25% and 0.75%, respectively.  The Funds also pay a separate shareholder servicing fee of 0.25% of the Fund’s average daily net assets on an annual basis.

(4)
Other Expenses include custodian, transfer agency and other customary fund expenses.  Other Expenses also include the shareholder servicing fee that may be paid by the Funds in an amount of 0.25% of each Fund’s average daily net assets on an annual basis.

(5)	“Other Expenses” include estimated Acquired Fund Fees and Expenses of less than 0.01% of each Precious Metals Fund’s average daily net assets for the fiscal period ending April 30, 2009.
(6)	The Precious Metals Bear 2X Fund may take short positions in securities. Other Expenses include the estimated expenses associated with short positions, as determined by the Adviser from time to time.

Expense Example
The table below is intended to help you compare the cost of investing in the Precious Metals Funds with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the Precious Metals Funds for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the Precious Metals Funds’ operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Precious Metals Bull 2X Fund
	1 Year	3 Years
Investor Class	$162	$502
Service Class	$212	$655

Precious Metals Bear 2X Fund
	1 Year	3 Years
Investor Class	$178	$553
Service Class	$228	$705

Risks. The principal risks of investing in the Precious Metals Funds are Market Timing Activity and High Portfolio Turnover, Risk of Tracking Error, Risks of Aggressive Investment Techniques, Leverage Risk, Counterparty Risks, Risk of Non-Diversification, Interest Rate Changes, Risks of Investing in Other Investment Companies and ETFs, Adverse Market Conditions, Credit Risks, Concentration Risk, and Risks of Investing in Equity Securities.

Additional risks of investing in the Precious Metals Bear 2X Fund are Risks of Shorting Instruments and Inverse Correlation. For more information on the risks of the Precious Metals Funds, including a description of each risk, please refer to the “Principal Risks” section above.

Healthcare Bull 2X Fund
Healthcare Bear 2X Fund

Investment Objective. The Healthcare Bull 2X Fund seeks daily investment results, before fees and expenses, of 200% of the price performance of the Health Care Select Sector Index. The Healthcare Bear 2X Fund seeks daily investment results, before fees and expenses, of 200% of the inverse (or opposite) of the price performance of the Health Care Select Sector Index. (Collectively, the Healthcare Bull 2X Fund and the Healthcare Bear 2X Fund are referred to as the “Healthcare Funds.”)

Principal Investment Strategy. Each Healthcare Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities that comprise the Health Care Select Sector Index and/or financial instruments that, in combination, provide leveraged exposure to the Health Care Select Sector Index with the Healthcare Bull 2X Fund creating long positions and the Healthcare 2X Fund creating short positions. The financial instruments in which the Healthcare Funds may invest include ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the Healthcare Funds also hold U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Target Index. The Health Care Select Sector Index is a modified capitalization-weighted index intended to track the movements of companies that are components of the S&P 500® and are involved in health care services. The index had 51 members as of November 30, 2007 with an average market capitalization of $30.7 billion. “Standard & Poor’s®”, “S&P®”, “S&P 500®” and “Standard & Poor’s 500®” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. The Healthcare Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s® and Standard & Poor’s® makes no representation regarding the advisability of investing in the Healthcare Funds.

Performance. No performance is provided for the Healthcare Funds because they had not commenced operations prior to the date of this Prospectus.

Fees and Expenses. The table below describes the fees and expenses you may pay if you buy and hold shares of Healthcare Funds. The other expenses below reflect estimated expenses expected to be incurred for the fiscal period ending April 30, 2009.

Shareholder Fees(1) (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(2) (as a percentage of daily assets):
Healthcare Bull 2X Fund
	Investor Class	Service Class
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%	0.75%
Other Expenses(4)(5)	0.76%	0.76%
Total Annual Operating Expenses	1.76%	2.26%
Expense Waiver/Reimbursement	(0.01)%	(0.01)%
Net Annual Operating Expenses	1.75%	2.25%

Healthcare Bear 2X Fund
	Investor Class	Service Class
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%	0.75%
Other Expenses(4)(5)(6)	0.76%	0.76%
Total Annual Operating Expenses	1.76%	2.26%
Expense Waiver/Reimbursement	(0.01)%	(0.01)%
Net Annual Operating Expenses	1.75%	2.25%

(1)	You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.
(2)
Rafferty contractually has agreed to waive all or a portion of its management fee and/or reimburse the Healthcare Funds’ Other Expenses through April 30, 2009 to the extent that the Net Annual Operating Expenses for the Investor Class and Service Class shares exceed 1.75% and 2.25%, respectively (excluding, as applicable, among other expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation).  Any expense waiver is subject to reimbursement by each Healthcare Fund, as applicable, within the following three years if overall expenses fall below these percentage limitations.  This agreement may be terminated at any time at the discretion of the Board of Trustees upon notice to the Adviser and without the approval of Fund shareholders.  The agreement may be terminated by the Adviser only with the consent of the Board of Trustees.

(3)
The Board of Trustees has adopted Investor and Service Class Rule 12b-1 Plans pursuant to which the Investor and Services Class shares of the Funds each may pay an annual Rule 12b-1 fee up to 1.00% of the average daily net assets of that Class.  The Board has currently authorized the Investor and Service Class shares to pay annual Rule 12b-1 fees of 0.25% and 0.75%, respectively.  The Funds also pay a separate shareholder servicing fee of 0.25% of the Fund’s average daily net assets on an annual basis.

(4)
Other Expenses include custodian, transfer agency and other customary fund expenses.  Other Expenses also include the shareholder servicing fee that may be paid by the Funds in an amount of 0.25% of each Fund’s average daily net assets on an annual basis.

(5)	Other Expenses include estimated Acquired Fund Fees and Expenses of less than 0.01% of each Healthcare Fund’s average daily net assets for the fiscal period ending April 30, 2009.
(6)	The Healthcare Bear 2X Fund may take short positions in securities. Other Expenses include the estimated expenses associated with short positions, as determined by the Adviser from time to time.

Expense Example
The table below is intended to help you compare the cost of investing in the Healthcare Funds with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the Healthcare Funds for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the Healthcare Funds’ operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Investor Class	$178	$553
Service Class	$228	$705

Risks. The principal risks of investing in the Healthcare Funds are Market Timing Activity and High Portfolio Turnover, Risk of Tracking Error, Risks of Aggressive Investment Techniques, Leverage Risk, Counterparty Risks, Risk of Non-Diversification, Interest Rate Changes, Risks of Investing in Other Investment Companies and ETFs, Adverse Market Conditions, Risks of Investing in Equity Securities, Concentration Risk, and Credit Risk.

Additional risks of investing in the Healthcare Bear 2X Fund are Risks of Shorting Instruments and Inverse Correlation. For more information on the risks of the Healthcare Funds, including a description of each risk, please refer to the “Principal Risks” section above.

Financial Bull 2X Fund
Financial Bear 2X Fund

Investment Objective. The Financial Bull 2X Fund seeks daily investment results, before fees and expenses, of 200% of the price performance of the Financial Select Sector Index. The Financial Bear 2X Fund seeks daily investment results, before fees and expenses, of 200% of the inverse (or opposite) of the price performance of the Financial Select Sector Index. (Collectively, the Financial Bull 2X Fund and the Financial Bear 2X Fund are referred to as the “Financial Funds.”)

Principal Investment Strategy. Each Financial Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities that comprise the Financial Select Sector Index and/or financial instruments that, in combination, provide leveraged exposure to the Financial Select Sector Index with the Financial Bull 2X Fund creating long positions and the Financial Bear 2X Fund creating short positions. The financial instruments in which the Financial Funds may invest include ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the Financial Funds also hold U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Target Index. The Financial Select Sector Index is a modified capitalization-weighted index intended to track the movements of companies that are components of the S&P 500® and are involved in the development or production of financial products. The index had 85 members as of April 30, 2006 with an average market capitalization of $30.5 billion. “Standard & Poor’s®”, “S&P®”, “S&P 500®” and “Standard & Poor’s 500®” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. The Financial Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s® and Standard & Poor’s® makes no representation regarding the advisability of investing in the Financial Funds.

Performance. No performance is provided for the Financial Funds because they had not commenced operations prior to the date of this Prospectus.

Fees and Expenses. The table below describes the fees and expenses you may pay if you buy and hold shares of the Financial Funds. The other expenses below reflect estimated expenses expected to be incurred for the fiscal period ending April 30, 2009.

Shareholder Fees(1) (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(2) (as a percentage of daily assets):
Financial Bull 2X Fund
	Investor Class	Service Class
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%	0.75%
Other Expenses(4)(5)	0.76%	0.76%
Total Annual Operating Expenses	1.76%	2.26%
Expense Waiver/Reimbursement	(0.01)%	(0.01)%
Net Annual Operating Expenses	1.75%	2.25%

Financial Bear 2X Fund
	Investor Class	Service Class
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%	0.75%
Other Expenses(4)(5)(6)	0.76%	0.76%
Total Annual Operating Expenses	1.76%	2.26%
Expense Waiver/Reimbursement	(0.01)%	(0.01)%
Net Annual Operating Expenses	1.75%	2.25%

(1)	You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.
(2)
Rafferty contractually has agreed to waive all or a portion of its management fee and/or reimburse the Financial Funds’ Other Expenses through April 30, 2009 to the extent that the Net Annual Operating Expenses for the Investor Class and Service Class shares exceed 1.75% and 2.25%, respectively (excluding, as applicable, among other expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation).  Any expense waiver is subject to reimbursement by each Financial Fund, as applicable, within the following three years if overall expenses fall below these percentage limitations.  This agreement may be terminated at any time at the discretion of the Board of Trustees upon notice to the Adviser and without the approval of Fund shareholders.  The agreement may be terminated by the Adviser only with the consent of the Board of Trustees.

(3)
The Board of Trustees has adopted Investor and Service Class Rule 12b-1 Plans pursuant to which the Investor and Services Class shares of the Funds each may pay an annual Rule 12b-1 fee up to 1.00% of the average daily net assets of that Class.  The Board has currently authorized the Investor and Service Class shares to pay annual Rule 12b-1 fees of 0.25% and 0.75%, respectively.  The Funds also pay a separate shareholder servicing fee of 0.25% of the Fund’s average daily net assets on an annual basis.

(4)
Other Expenses include custodian, transfer agency and other customary fund expenses.  Other Expenses also include the shareholder servicing fee that may be paid by the Funds in an amount of 0.25% of each Fund’s average daily net assets on an annual basis.

(5)	Other Expenses include estimated Acquired Fund Fees and Expenses of less than 0.01% of each Financial Fund’s average daily net assets for the fiscal period ending April 30, 2009.
(6)	The Financial Bear 2X Fund may take short positions in securities. Other Expenses include the estimated expenses associated with short positions, as determined by the Adviser from time to time.

Expense Example
The table below is intended to help you compare the cost of investing in the Financial Funds with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the Financial Funds for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the Financial Funds’ operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Investor Class	$178	$553
Service Class	$228	$705

Risks. The principal risks of investing in the Financial Funds are Market Timing Activity and High Portfolio Turnover, Risk of Tracking Error, Risks of Aggressive Investment Techniques, Leverage Risk, Counterparty Risks, Risk of Non-Diversification, Interest Rate Changes, Risks of Investing in Other Investment Companies and ETFs, Adverse Market Conditions, Risks of Investing in Equity Securities, Credit Risk, Concentration Risk, and Risks of Investing in Small and Mid Capitalization Companies.

Additional risks of investing in the Financial Bear 2X Fund are Risks of Shorting Instruments and Inverse Correlation Risk. For more information on the risks of the Financial Funds, including a description of each risk, please refer to the “Principal Risks” section above.

FIXED INCOME FUNDS

10 Year Note Bull 2.5X Fund
10 Year Note Bear 2.5X Fund

Investment Objective. The 10 Year Note Bull 2.5X Fund seeks daily investment results, before fees and expenses, of 250% of the performance of the 10 Year Treasury Note. The 10 Year Note Bear 2.5X Fund seeks daily investment results, before fees and expenses, of 250% of the inverse (or opposite) of the performance of the 10 Year Treasury Note. (Collectively, the 10 Year Note Bull 2.5X Fund and the 10 Year Note Bear 2.5X Fund are referred to as the “10 Year Note Funds.”)

Principal Investment Strategy. Each 10 Year Note Fund, under normal circumstances, invests at least 80% of its net assets in the 10 Year Treasury Note and/or financial instruments that, in combination, provide leveraged exposure to the 10 Year Treasury Note with the 10 Year Note Bull 2.5X Fund creating long positions and the 10 Year Note Bear 2.5X Fund creating short positions. The financial instruments in which the 10 Year Note Funds may invest include ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the 10 Year Note Funds also hold U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Target Index. The 10 Year Treasury Note is the most recently issued U.S. Treasury Note with a ten year maturity. A new 10 Year Treasury Note is issued each February, May, August and November.

Performance. The bar chart and performance table below provide some indication of the risks of investing in the 10 Year Note Funds by comparing its average annual returns with those of a broad measure of market performance. The information below also illustrates the risks of investing in the 10 Year Note Funds by showing their highest and lowest quarterly returns. The 10 Year Note Funds’ past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

The performance shown reflects previous daily targets. The 10 Year Note Bear 2.5X Fund sought a daily target of 200% until April 30, 2006. The calendar year performance of the 10 Year Note Bear 2.5X Fund would have varied from that shown had the daily target been 250%.

Total Return for the Calendar Year Ended December 31*

10 Year Note Bear 2.5X Fund

10 Year Note Bull 2.5X Fund

*	Year-to-date total return as of September 30, 2007 for the 10 Year Note Bear 2.5X Fund and the 10 Year Note Bull 2.5X Fund were (2.44)% and 5.60%, respectively.

Quarterly Returns
	Highest	Lowest
10 Year Note Bear 2.5X Fund	7.74% (1st quarter 2006)	(9.24)% (2nd quarter 2005)
10 Year Note Bull 2.5X Fund	10.72% (3rd quarter 2006)	(7.28)% (1st quarter 2006)

Average Annual Total Returns as of December 31, 2006
	1 Year	Since Inception(1)
10 Year Note Bear 2.5X Fund
Return Before Taxes	4.64%	(2.36)%
Return After Taxes on Distributions(2)	3.33%	(2.83)%
Return After Taxes on Distributions and Sale Fund Shares(2)(3)	3.09%	(2.26)%
10 Year Treasury Note(4)	(1.49)%	(0.19)%
10 Year Note Bull 2.5X Fund
Return Before Taxes	(1.29%)	(1.25)%
Return After Taxes on Distributions(2)	(1.29%)	(1.71)%
Return After Taxes on Distributions and Sale Fund Shares(2)(3)	(0.84)%	(1.32)%
10 Year Treasury Note(4)	(1.49)%	1.59%
(1)	The inception date of the 10 Year Note Bear 2.5X Fund was May 17, 2004 and the 10 Year Note Bull 2.5X Fund was March 31, 2005.
(2)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(3)
The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of fund shares, a tax deduction is provided that benefits the investor.

(4)	The performance of the 10 Year Treasury Note does not reflect deductions for fees, expenses or taxes.

Fees and Expenses.  The table below describes the fees and expenses you may pay if you buy and hold shares of 10 Year Note Funds.  The expenses below reflect actual expenses incurred for the fiscal year ended August 31, 2007 and current Rule 12b-1 fees.

Shareholder Fees(1) (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(2) (as a percentage of daily assets):
10 Year Note Bull 2.5X Fund
	Investor Class	Service Class
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%	0.75%
Other Expenses(4)(5)	7.80%	7.80%
Acquired Fund Fees and Expenses(5)	0.01%	0.01%
Total Annual Operating Expenses(6)	8.81%	9.31%
Expense Waiver/Reimbursement	(1.32)%	(1.32)%
Net Annual Operating Expenses(5)	7.49%	7.99%

10 Year Note Bear 2.5X Fund
	Investor Class	Service Class
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%	0.75%
Other Expenses(4),(6)	10.92%	10.92%
Acquired Fund Fees and Expenses(5)	0.01%	0.01%
Total Annual Operating Expenses(6)	11.93%	12.43%
Expense Waiver/Reimbursement	(0.52)%	(0.52)%
Net Annual Operating Expenses(5)	11.41%	11.91%

(1)	You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.
(2)
Rafferty contractually has agreed to waive all or a portion of its management fee and/or reimburse the 10 Year Note Funds’ Other Expenses through August 31, 2009 to the extent that the Net Annual Operating Expenses for the Investor Class and Service Class shares exceed 1.75% and 2.25%, respectively (excluding, as applicable, among other expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation).  Any expense waiver is subject to reimbursement by each 10 Year Note Fund, as applicable, within the following three years if overall expenses fall below these percentage limitations.  This agreement may be terminated at any time at the discretion of the Board of Trustees upon notice to the Adviser and without the approval of Fund shareholders.  The agreement may be terminated by the Adviser only with the consent of the Board of Trustees.

(3)
The Board of Trustees has adopted Investor and Service Class Rule 12b-1 Plans pursuant to which the Investor and Services Class shares of the Funds each may pay an annual Rule 12b-1 fee up to 1.00% of the average daily net assets of that Class.  The Board has currently authorized the Investor and Service Class shares to pay annual Rule 12b-1 fees of 0.25% and 0.75%, respectively.  The Funds also pay a separate shareholder servicing fee of 0.25% of the Fund’s average daily net assets on an annual basis.

(4)
Other Expenses include custodian, transfer agency and other customary fund expenses.  Other Expenses also include the shareholder servicing fee that may be paid by the Funds in an amount of 0.25% of each Fund’s average daily net assets on an annual basis.

(5)
The Funds are required to disclose Acquired Fund Fees and Expenses in the fee table above.  Because the Net Annual Fund Operating Expenses in the table above includes Acquired Fund Fees and Expenses, they do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus.  Without Acquired Fund Fees and Expenses, the Net Annual Operating Expenses for the Investor Class and Service Classes for the 10 Year Note Bull 2.5X Fund would be 7.48% and 7.98%, respectively, and for the 10 Year Note Bear 2.5X Fund would be 11.40% and 11.90%, respectively.

(6)
The 10 Year Note Funds may take short positions in securities.  Such additional expenses associated with these investments are included in the calculation above.  If these expenses were not included, the 10 Year Note Bull 2.5X Fund’s Other Expenses and Total Annual Operating Expenses would be 2.07% and 3.08%, respectively for the Investor Class and the 10 Year Note Bear 2.5X Fund’s Other Expenses and Total Annual Operating Expenses would be 1.27% and 2.28%, respectively for the Investor Class.  Although dividends and interest accruing on short positions are an expense to the 10 Year Note Funds, these expenses are generally reduced by interest income earned on the proceeds from the short sales.  If these income reductions were included above, the Other Expenses and Total Annual Operating Expenses would be lower.

Expense Example
The table below is intended to help you compare the cost of investing in the 10 Year Note Funds with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the 10 Year Note Funds for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the 10 Year Note Funds’ operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

10 Year Note Bull 2.5X Fund
	1 Year	3 Years	5 Years	10 Years
Investor Class	$740	$2,393	$3,923	$7,265
Service Class	$787	$2,516	$4,100	$7,499

10 Year Note Bear 2.5X Fund
	1 Year	3 Years	5 Years	10 Years
Investor Class	$1,104	$3,185	$4,988	$8,509
Service Class	$1,150	$3,295	$5,134	$8,660

Risks. The principal risks of investing in the 10 Year Note Funds are Market Timing Activity and High Portfolio Turnover, Risk of Tracking Error, Risks of Aggressive Investment Techniques, Leverage Risk, Counterparty Risks, Risk of Non-Diversification, Interest Rate Changes, Risks of Investing in Other Investment Companies and ETFs, Adverse Market Conditions, and Credit Risk.

Additional risks of investing in the 10 Year Note Bear 2.5X Fund are Risks of Shorting Instruments and Inverse Correlation. For more information on the risks of the 10 Year Note Funds, including a description of each risk, please refer to the “Principal Risks” section above.

Dynamic HY Bond Fund
HY Bear Fund

Investment Objective. The Dynamic HY Bond Fund seeks to maximize total return (income plus capital appreciation) by investing primarily in debt instruments, including convertible securities, and derivatives of such instruments, with an emphasis on lower-quality debt instruments. The HY Bear Fund seeks to profit from a decline in the value of lower-quality debt instruments by creating short positions in such instruments and derivatives of such instruments. The term “bear” is used in the financial markets to describe a market which is declining in value. Generally, “bear” mutual funds attempt to profit from anticipated declines in the value of a security, industry, or market and may use aggressive techniques like selling short in pursuit of their objectives. (Collectively, the Dynamic HY Bond Fund and the HY Bear Fund are referred to as the “High Yield Funds.”)

Principal Investment Strategy. In attempting to meet the High Yield Funds’ objectives, the Adviser will, under normal circumstances, invest at least 80% of each High Yield Fund’s net assets (plus any borrowing for investment purposes) in high yield debt instruments, commonly referred to as “junk bonds,” or derivatives of such instruments. Debt instruments include corporate debt securities, convertible securities, zero-coupon securities and restricted securities. The Adviser will generally create long positions for the Dynamic HY Bond Fund and short positions for the HY Bear Fund. There is no limit on the amount of the HY Bear Fund’s assets which may be invested in short positions.

High yield debt instruments are generally rated lower than Baa by Moody’s Investors Service®, Inc. (“Moody’s”) or lower than BBB by S&P®. Up to 15% of each Fund’s assets may be invested in instruments generally rated below Caa by Moody’s or CCC by S&P® or derivatives of such instruments. Investments may include instruments in the lowest rating category of each rating agency, or unrated bonds that the Adviser determines are of comparable quality. Such instruments may be in default and are generally regarded by the rating organizations as having extremely poor prospects of ever attaining any real investment standing. In addition, high yield debt instruments are typically issued with maturities of 10 years or less, and are callable after four to five years. Generally, the longer the bond’s maturity, the more vulnerable its price is to interest rate fluctuations.

The Adviser performs its own investment analysis and does not rely principally on the ratings assigned by the rating organizations. Because of the greater number of considerations involved in investing in lower-rated instruments, the achievement of each High Yield Fund’s objective depends more on the analytical abilities of the portfolio management team than would be the case if each High Yield Fund were investing primarily in instruments in the higher rating categories.

To ensure that each High Yield Fund’s portfolio maintains sufficient liquidity to meet potential redemptions by active Fund shareholders while gaining exposure to the high yield bond market, each High Yield Fund invests a substantial portion of its assets in derivative securities, such as futures contracts, options contracts, swap agreements, options on futures contracts, financial instruments such as futures and options on high yield bond indices, and baskets of high yield securities based on various high yield bond indices. Such investments may generate a return that is more positive or more negative than what would be generated if each High Yield Fund maintained its assets in cash or cash equivalents to meet redemption requests. There is no limit on the amount of each High Yield Fund’s assets that may be invested in derivative securities.

The High Yield Funds may invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant. When a High Yield Fund is invested in such temporary defensive instruments, the Fund will not achieve its investment objective.

The Adviser uses a “bottom up” approach to investing. The Adviser studies industry and economic trends, but focuses on researching individual issuers and derivative instruments. Each company and derivative instrument in which the High Yield Funds invest passes through a research process and stands on its own merits as a viable investment in the Adviser’s opinion.

To achieve the investment objective of the Dynamic HY Bond Fund, the Adviser:

•	Seeks to achieve price appreciation and minimize price volatility by identifying instruments that are likely to be upgraded by qualified rating organizations;

•	Employs research and credit analysis to minimize purchasing instruments that may default by determining the likelihood of timely payment of interest and principal; and/or

•
Invests the Dynamic HY Bond Fund’s assets in other instruments, including derivative securities, consistent with its objective of high current income and capital appreciation but permitting it to maintain sufficient liquidity to meet redemptions.

To achieve the investment objective of the HY Bear Fund, the Adviser uses the same analytical tools it employs for the Dynamic HY Bond Fund in pursuit of the opposite objective. The Adviser:

•	Seeks to identify instruments that are likely to be downgraded by qualified rating organizations and therefore suffer a decline in principal value;

•	Employs research and credit analysis to identify instruments that may default on timely payment of interest and principal and suffer a decline in principal value; and/or

•	Creates short positions in instruments which have relatively low yield in order to minimize short interest expense and maintain sufficient liquidity to meet redemptions.

Performance. The bar chart and performance tables below provide some indication of the risks of investing in the High Yield Funds by comparing their performance with those of a broad measure of market performance. The information below also illustrates the risks of investing in the High Yield Funds by showing their highest and lowest quarterly returns. The High Yield Funds’ past performance (before and after taxes) is not necessarily an indication of how they will perform in the future.

Total Return for the Calendar Year Ended December 31*

Dynamic HY Bond Fund

HY Bear Fund

*	Year-to-date total return as of September 30, 2007 for the Dynamic HY Bond Fund and the HY Bear Fund was 3.29% and (1.52)%, respectively.

Quarterly Returns
	Highest	Lowest
Dynamic HY Bond Fund	4.50% (4th quarter 2006)	(7.95)% (1st quarter 2005)
HY Bear Fund	0.72% (3rd quarter 2006)	(1.74)% (4th quarter 2006)

Average Annual Total Returns as of December 31, 2006

	1 Year	Since Inception(1)
Dynamic HY Bond Fund
Return Before Taxes	9.96%	4.20%
Return After Taxes on Distributions(1)	6.82%	1.65%
Return After Taxes on Distributions and Sale of Fund Shares(1)(2)	6.38%	2.08%
Lehman Aggregate Bond Index(3)	4.33%	4.28%
Lipper High Yield Bond Fund Index(4)	10.17%	8.77%
HY Bear Fund
Return Before Taxes	(2.40)%	(3.34)%
Return After Taxes on Distributions(1)	(2.61)%	(3.50)%
Return After Taxes on Distributions and Sale of Fund Shares(1)(2)	(1.56)%	(2.93)%
Lehman Aggregate Bond Index(3)	4.33%	3.58%
Lipper High Yield Bond Fund Index(4)	10.17%	8.15%
(1)	The inception date of the Dynamic HY Bond Fund was July 1, 2004 and the HY Bear Fund was September 20, 2005.
(2)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2)
The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of fund shares, a tax deduction is provided that benefits the investor.

(3)
The Lehman U.S. Aggregate Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The performance of the index does not reflect deductions for fees, expenses or taxes.

(4)
The Lipper High Yield Bond Fund Index is the average of the 30 largest mutual funds in the Lipper High Current Yield Bond Fund category. These funds aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues.

Fees and Expenses. The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Funds.  The expenses below are based on actual expenses incurred by each High Yield Fund during the fiscal year ended August 31, 2007.

Shareholder Fees(1) (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(2) (as a percentage of daily assets):

Dynamic HY Bond Fund
Investor Class
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%
Other Expenses(4)(5)	0.52%
Total Annual Operating Expenses	1.52%
Expense Waiver/Reimbursement	0.00%
Net Annual Operating Expenses	1.52%

HY Bear Fund
Investor Class
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%
Other Expenses(4)	2.18%
Acquired Fund Fees and Expenses(6)(7)	0.01%
Total Annual Operating Expenses	3.19%
Expense Waiver/Reimbursement(8)	0.04%
Net Annual Operating Expenses(6)(7)	3.23%

(1)	You will be assessed fees for outgoing wire transfers, returned checks and stop-payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.
(2)
A substantial portion of the High Yield Funds’ assets may come from “asset allocators” or “market timers.”  As a result, the costs of operating the High Yield Funds may rise or fall with asset levels.  However, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the High Yield Funds’ Other Expenses through August 31, 2009 to the extent that the High Yield Funds’ Net Annual Operating Expenses exceed 1.75% (excluding, as applicable, among other expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation).  Any expense waiver is subject to reimbursement by each High Yield Fund within the following three years if overall expenses fall below these percentage limitations.  If a High Yield Fund’s overall expenses fall below these percentage limitations, then the Fund may reimburse Rafferty within three fiscal years for such waivers and reimbursements.  This agreement may be terminated at any time at the discretion of the Board of Trustees upon notice to the Adviser and without the approval of Fund shareholders.  The agreement may be terminated by the Adviser only with the consent of the Board of Trustees.

(3)
The Board of Trustees has adopted Investor and Service Class Rule 12b-1 Plans pursuant to which the Investor and Services Class shares of the Funds each may pay an annual Rule 12b-1 fee up to 1.00% of the average daily net assets of that Class.  The Board has currently authorized the Investor and Service Class shares to pay annual Rule 12b-1 fees of 0.25% and 0.75%, respectively.  The Funds also pay a separate shareholder servicing fee of 0.25% of the Fund’s average daily net assets on an annual basis.

(4)
Other Expenses include custodian, transfer agency and other customary fund expenses.  Other Expenses also include the shareholder servicing fee that may be paid by the Funds in an amount of 0.25% of each Fund’s average daily net assets on an annual basis.

(5)
Other expenses include Acquired Fund Fees and Expenses.  For the fiscal year ended August 31, 2007, the Dynamic HY Bond Fund incurred Acquired Fund Fees and Expenses totaling less than 0.01% of its average daily net assets.

(6)
The Funds are required to disclose Acquired Fund Fees and Expenses in the fee table above.  Because the Net Annual Fund Operating Expenses in the table above includes Acquired Fund Fees and Expenses, they do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus.  Without Acquired Fund Fees and Expenses, Net Annual Operating Expenses would have been 3.22%.

(7)
The HY Bear Fund may take short positions in securities.  Such additional expenses associated with these investments are included in the calculation above.  If these expenses were not included, the HY Bear Fund’s Other Expenses and Total Annual Operating Expenses would be 0.67% and 1.68%, respectively.  Although dividends and interest accruing on short positions are an expense to the HY Bear Fund, these expenses are generally reduced by interest income earned on the proceeds from the short sales.  If these income reductions were included above, the Other Expenses and Total Annual Operating Expenses would be lower.

(8)	The amount shown represents a fee reimbursement paid by the Fund to Rafferty.

Expense Example
The table below is intended to help you compare the cost of investing in the High Yield Funds with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the High Yield Funds for the periods shown and then redeem all your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the High Yield Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Dynamic HY Bond Fund
	1 Year	3 Years	5 Years	10 Years
Investor Class	$155	$480	$829	$1,813

HY Bear Fund
	1 Year	3 Years	5 Years	10 Years
Investor Class	$329	$994	$1,678	$3,502

Risks. The principal risks of investing in the High Yield Funds are Market Timing Activity and High Portfolio Turnover, Risk of Non-Diversification, Risks of Aggressive Investment Techniques, Leverage Risk, Counterparty Risk, Interest Rate Changes, Adverse Market Conditions, Risks of the Adviser’s Investment Strategy, Risks of Investing in Other Investment Companies and ETFs and Credit Risk and Lower-Quality Debt Securities.

An additional risk of investing in the HY Bear Fund is Risks of Shorting Instruments. For more information on the risks of the High Yield Funds, including a description of each risk, please refer to the “Principal Risks” section above.

U.S. Government Money Market Fund

Investment Objective. The U.S. Government Money Market Fund seeks to provide security of principal, current income and liquidity.

Principal Investment Strategy. The U.S. Government Money Market Fund seeks to achieve these objectives by investing in high quality, U.S. dollar-denominated short-term obligations that have been determined by the Board of Trustees or by Rafferty to present minimal credit risk. The U.S. Government Money Market Fund invests exclusively in obligations issued or guaranteed by the U.S. government and its agencies, U.S. government-sponsored enterprises and repurchase agreements that are fully collateralized by such obligations. In order to maintain a stable share price, the U.S. Government Money Market Fund maintains an average dollar-weighted maturity of 90 days or less. Securities purchased by the U.S. Government Money Market Fund generally have remaining maturities of 397 days or less, although instruments subject to repurchase agreements may bear longer final maturities.

Performance. The bar chart and performance table below provide some indication of the risks of investing in the U.S. Government Money Market Fund by showing how its performance has varied from year to year. The information below also illustrates the risks of investing in the U.S. Government Money Market Fund by showing its highest and lowest quarterly returns. The U.S. Government Money Market Fund’s past performance is not necessarily an indication of how it will perform in the future.

Total Return for the Calendar Years Ended December 31*

U.S. Government Money Market Fund

*	Year-to-date total return as of September 30, 2007 for the U.S. Government Money Market Fund was 3.04%.

Quarterly Returns
	Highest	Lowest
U.S. Government Money Market Fund	1.37% (4th quarter 2000)	0.01% (2nd quarter 2004)

Average Annual Total Returns as of December 31, 2006
	1 Year	5 Years	Since Inception (10/20/97)
U.S. Government Money Market Fund	3.85%	1.46%	2.71%

Fees and Expenses. The table below describes the fees and expenses you may pay if you buy and hold shares of the U.S. Government Money Market Fund. The expenses below are based on actual expenses incurred for the fiscal year ended August 31, 2007.

Shareholder Fees(1) (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(2) (as a percentage of daily assets):
	Investor Class	Service Class
Management Fees	0.50%	0.50%
Distribution and/or Service (12b-1) Fees(3)	None	0.75%
Other Expenses(4)	0.54%	0.54%
Acquired Fund Fees and Expenses(5)	0.01%	0.01%
Total Annual Operating Expenses	1.05%	1.80%
Expense Waiver/Reimbursement(6)	0.14%	0.14%
Net Annual Operating Expenses(5)	1.19%	1.94%

(1)	You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.
(2)
Rafferty contractually has agreed to waive all or a portion of its management fee and/or reimburse the U.S. Government Money Market Fund’s Other Expenses through August 31, 2009 to the extent that the Net Annual Operating Expenses for the Investor Class and Service Class shares exceed 1.25% and 2.00%, respectively (excluding, as applicable, among other expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation).  Any expense waiver is subject to reimbursement by the U.S. Government Money Market Fund, as applicable, within the following three years if overall expenses fall below these percentage limitations.  This agreement may be terminated at any time at the discretion of the Board of Trustees upon notice to the Adviser and without the approval of Fund shareholders.  The agreement may be terminated by the Adviser only with the consent of the Board of Trustees.

(3)
The Board of Trustees has adopted a Service Class Rule 12b-1 Plan pursuant to which the Services Class shares of the Fund may pay an annual Rule 12b-1 fee up to 1.00% of the average daily net assets.  The Board has currently authorized the Service Class shares to pay annual Rule 12b-1 fees of 0.75%.  The Fund also pays a separate shareholder servicing fee of 0.25% of the Fund’s average daily net assets on an annual basis.

(4)
Other Expenses include custodian, transfer agency and other customary fund expenses. Other Expenses also include the shareholder servicing fee that may be paid by the Funds in an amount of 0.25% of each Fund’s average daily net assets on an annual basis.

(5)
The Funds are required to disclose Acquired Fund Fees and Expenses in the fee table above.  Because the Total Annual Fund Operating Expenses in the table above includes Acquired Fund Fees and Expenses, they do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus.  Without Acquired Fund Fees and Expenses, Net Annual Operating Expenses would have been 1.18% and 1.93%.

(6)	The amount shown represents a fee reimbursement paid by the Fund to Rafferty.

Expense Example
The table below is intended to help you compare the cost of investing in the U.S. Government Money Market Fund with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the U.S. Government Money Market Fund for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the U.S. Government Money Market Fund’s operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$108	$335	$580	$1,283
Service Class	$197	$580	$988	$2,127

Risks. The principal risks of investing in U.S. Government Money Market Fund are:

•
The yield paid by the U.S. Government Money Market Fund is subject to changes in interest rates. As a result, there is risk that a decline in short-term interest rates would lower its yield and the overall return on your investment.

•	Although the U.S. Government Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the U.S. Government Money Market Fund.

•	Your investment in the U.S. Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government institution.

•
Securities issued by U.S. government-sponsored entities, such as the Federal National Mortgage Association (“Fannie Mae©”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac©”), are not backed by the full faith and credit of the U.S. government and are not insured or guaranteed by the U.S. government.

•	The value of your investment could be eroded over time by the effects of inflation.

•	Security selection by Rafferty may cause the U.S. Government Money Market Fund to underperform other funds with similar investment objectives.

•	If a portfolio security declines in credit quality or goes into default, it also could affect the U.S. Government Money Market Fund’s yield.

Additional risks of investing in the U.S. Government Money Market Fund are Interest Rate Changes and Credit Risk. For more information on these risks, including a description, please refer to the “Principal Risks” section above.

ABOUT YOUR INVESTMENT

Share Price of the Funds

A Fund’s share price is known as its net asset value (“NAV”).  The Funds share prices are calculated as of the close of regular trading, usually as of 4:00 p.m. Eastern time, each day the NYSE, and Bond Market for the 10 Year Note Funds and the High Yield Funds, is open for business (“Business Day”).  The value of a Fund’s assets that trade in markets outside the United States or in currencies other than the U.S. dollar may fluctuate on days that foreign markets are open but the Funds are not open for business.

All shareholder transaction orders received in good form by the Funds’ transfer agent or an authorized financial intermediary by the close of regular trading (generally 4:00 p.m. Eastern time) will be processed at that day’s NAV. Transaction orders received after 4:00 p.m. Eastern time will receive the next business day’s NAV.

Share price is calculated by dividing a Fund’s net assets by its shares outstanding. The Funds use the following methods to price securities held in their portfolios:

•
Equity securities, OTC securities, swap agreements, closed-end investment companies, options, futures and options on futures are valued at their last sales price, or if not available, the average of the last bid and ask prices;

•	Securities primarily traded in the NASDAQ Global Market® are valued using the NASDAQ® Official Closing Price (“NOCP”);

•	Short-term debt securities with a maturity of 60 days or less and money market securities are valued using the “amortized” cost method;

•	Other debt securities are valued by using the closing bid and asked prices provided by the Funds’ pricing service or, if such prices are unavailable, by a pricing matrix method; and

•	Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value estimates by the Adviser under the oversight of the Board of Trustees.

The Commodity Trends Strategy Fund may invest up to 25% of its total assets in the Subsidiary.  The Subsidiary offers to redeem all or a portion of its shares every Business Day.  The value of the Subsidiary’s shares will fluctuate with the value of its portfolio investments.  The Subsidiary uses the same pricing and valuation methodologies described above to price its shares.

Fair Value Pricing. Portfolio securities and other assets are valued chiefly by market prices from the primary market in which they are traded. Securities are priced at a fair value as determined by the Adviser, under the oversight of the Board of Trustees, when reliable market quotations are not readily available, the Funds’ pricing service does not provide a valuation for such securities, the Funds’ pricing service provides a valuation that in the judgment of the Adviser does not represent fair value, the Adviser believes that the market price is stale, or an event that affects the value of an instrument (a “Significant Event”) has occurred since the closing prices were established, but before the time as of which the Funds calculate their NAVs. Examples of Significant Events may include: (1) events that relate to a single issuer or to an entire market sector; (2) significant fluctuations in domestic or foreign markets; or (3) occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts, or significant government actions. If such Significant Events occur, the Funds may value the instruments at fair value, taking into account such events when it calculates each Fund’s NAV. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. In addition, the Funds may also fair value an instrument if trading in a particular instrument is halted and does not resume prior to the closing of the exchange or other market.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, Rafferty compares the market quotation to the fair value price to evaluate the effectiveness of the Funds’ fair valuation procedures.

Rule 12b-1 Fees

This Prospectus describes both the Investor Class and Service Class distribution plans under Rule 12b-1 pursuant to which the Funds pay for distribution and services provided to Fund shareholders. Because 12b-1 fees are paid out of the Funds’ assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Pursuant to the Investor Class plan, the Investor Class of each Fund, other than the U.S. Government Money Market Fund, the EM Debt Funds and the High Yield Funds, may pay an annual Rule 12b-1 fee of up to 1.00% of the average daily net assets of that Class.  The Investor Class of the EM Debt Funds and the High Yield Funds may pay annual Rule 12b-1 fees of up to 0.40% of the average daily net assets of that Class.  The U.S. Money Market Fund is not covered by the Investor Class plan, accordingly, the Investor Class of that Fund does not pay Rule 12b-1 fees.  The Board has currently authorized the Investor Class of each of the other Funds to pay a maximum annual Rule 12b-1 fee of 0.25% of the average daily net assets of the Fund’s Investor Class.  In addition, the Board has authorized the Investor Class of each Fund, including the U.S. Government Money Market Fund, to pay a separate annualize shareholder services fee of 0.25% of the average daily net assets of that Class.

Pursuant to the Service Class plan, the Service Class of each Fund, other than the U.S. Government Money Market Fund, may pay an annual Rule 12b-1 fee of up to 1.00% of the average daily net assets of that Class. The U.S. Money Market Fund is not covered by the Service Class plan, accordingly, the Service Class of that Fund does not pay Rule 12b-1 fees.  The Board has currently authorized the Service Class of each of the other Funds to pay a maximum annual Rule 12b-1 fee of 0.75% of the average daily net assets of the Fund’ Investor Class.  In addition, the Board has authorized the Service Class of each Fund, including the U.S. Government Money Market Fund, to pay a separate annualized shareholder services fee of 0.25% of the average daily net assets of that Class.

Under an agreement with the Funds, your registered investment adviser, financial planner, broker-dealer or other financial intermediary, (“Financial Advisor”) may receive Rule 12b-1 fees and/or Shareholder Services fees from the Funds.  In exchange, your Financial Advisor may provide a number of services, such as: placing your orders and issuing confirmations; providing investment advice, research and other advisory services; handling correspondence for individual accounts; acting as the sole shareholder of record for individual shareholders; issuing shareholder statements and reports; executing daily investment “sweep” functions; and other shareholder services as described in the Funds’ SAI.  For more information on these and other services, you should speak directly to your Financial Advisor.  Your Financial Advisor may charge additional account fees for services beyond those specified above.

Investor Class Shares and Service Class Shares

The Funds offer Investor Class shares and/or Service Class shares. There are no sales loads associated with the purchase of either class of shares. Investor Class shares are sold by the Funds directly without the services of a Financial Advisor. Service Class Shares are sold by Financial Advisors that provide services to the Funds. Service Class shares pay a higher Rule 12b-1 fee than Investor Class shares, and Investor Class shares of the Money Market Fund pay no Rule 12b-1 fee. Both share classes pay a shareholder service fee.

Shareholder Services Guide

You may invest in the Funds through traditional investment accounts, including an Automatic Investment Plan, IRAs (including Roth IRAs), self-directed retirement plans or company sponsored retirement plans. Applications and descriptions of any service fees for retirement or other accounts are available directly from the Funds. You may invest directly with the Funds or through certain financial intermediaries. Any transaction effected through a financial intermediary may be subject to a processing fee. The minimum initial investment is set forth below and may be invested in as many of the Funds as you wish, subject to a minimum investment in each Fund of $1,000. Rafferty may waive these minimum requirements at its discretion. Contact Rafferty if you need additional information or assistance.

Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Purchase Methods	Initial Purchases	Subsequent Purchases
Minimum Investment: Traditional Investment Accounts	$25,000	$500
Minimum Investment: Retirement Accounts (Regular, Roth and Spousal IRAs)	$25,000	$0
By Mail
•  Complete and sign your Application. Remember to include all required documents (if any).
•  Make a check payable to “Direxion Funds” and indicate the Fund you would like to purchase.
•   end the signed Application and check to:
Direxion Funds
P.O. Box 1993
Milwaukee, Wisconsin 53201-1993
(Do not send via express mail or overnight delivery to the P.O. Box address.)

•  Complete an Investment Slip or provide written instructions with your name, account number and the fund in which you would like to invest.
•  Make a check payable to “Direxion Funds” and indicate the Fund you would like to purchase and your account number.
•  Send the Investment Slip and check to:
Direxion Funds
P.O. Box 1993
Milwaukee, Wisconsin 53201-1993

By Wire
•  Contact Direxion at (800) 851-0511 to make arrangements to send in your Application via facsimile or mail.
•  Fax or mail the Application according to instructions the representative will give you.
•  Call (800) 851-0511 to: (a) confirm receipt of the Application; (b) to receive an account number; and (c) a confirmation number.
•  Send the original Application to:
Direxion Funds
P.O. Box 1993
Milwaukee, Wisconsin 53201-1993

Wired funds must be received prior to market close to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.

•  Contact Direxion at (800) 851-0511 with your account number, the amount wired and the Fund(s) in which you want to invest.
•  You will receive a confirmation number; retain your confirmation number.
•  Instruct your bank to wire the money to:
US Bank NA, Milwaukee, WI 53202
ABA 075000022
Credit: US Bancorp Fund Services, LLC
ACCT # 112-952-137
FFC: Direxion Funds
(Your name and Direxion Account Number)

By Telephone
•  You must have elected the “Purchase by Telephone” option on your Application, your account must be open for 15 days and you must have banking information established on your account prior to purchasing shares by telephone.
•  The minimum telephone purchase is $500.00.
•  Contact Direxion at (800) 851-0511 to purchase additional shares of the Fund(s). Orders will be accepted via the electronic funds transfer through the Automated Clearing House (“ACH”) network.
•  Shares will be purchased at the NAV calculated on the day your order is placed provided that your order is received prior to market close.

By ACH		• Call (800) 851-0511 to process your request and have your bank account drafted.
Through Financial Intermediaries	Contact your financial intermediary.	Contact your financial intermediary.

Contact Information
By Telephone	(800) 851-0511
Fax	(Faxes may be accepted, but must be pre-authorized by a representative. Please call (800) 851-0511 to receive authorization and the fax number.)
Internet	www.direxionfunds.com
Regular Mail	Direxion Funds P.O. Box 1993 Milwaukee, Wisconsin 53201-1993
Overnight Mail	Direxion Funds Mutual Fund Services - 3rd Floor 615 East Michigan Street Milwaukee, Wisconsin 53202

Instructions for Exchanging or Redeeming Shares
By Mail	Send written instructions sufficient to process your request to: Direxion Funds P.O. Box 1993 Milwaukee, Wisconsin 53201-1993
By Telephone	(800) 851-0511 for Individual Investors (877) 437-9363 for Financial Professionals
By Internet	• Log on to www.direxionfunds.com. Establish an account ID and password by following the instructions on the site. • Follow the instructions on the site.
Through Financial Intermediaries	Contact your financial intermediary.

ACCOUNT AND TRANSACTION POLICIES

Payment for Shares. All purchases must be made in U.S. dollars through a U.S. bank. The Funds will not accept payment in cash or money orders. The Funds also do not accept cashier’s checks in amounts of less than $10,000. In addition, to prevent check fraud, the Funds do not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares. We are unable to accept post-dated checks, post-date on-line bill pay checks or any conditional order or payment. If your check does not clear, you will be charged a $25.00 fee. In addition, you may be responsible for losses sustained by the Fund for any returned payment.

You will receive written confirmation by mail, but we do not issue share certificates.

Anti-Money Laundering Program. The Funds’ transfer agent will verify certain information from investors as part of the Funds’ anti-money laundering program.

The USA PATRIOT Act of 2001 requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new Account Application, you will be required to supply your full name, date of birth, social security number and permanent street address to assist in verifying your identity. Mailing addresses containing only a P.O. Box will not be accepted. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if they are unable to verify a shareholder’s identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

If the Funds do not have a reasonable belief of the identity of a shareholder, the account will be rejected or the shareholder will not be allowed to perform a transaction on the account until such information is received. The Funds may also reserve the right to close the account within five business days if clarifying information and/or documentation is not received.

Good Form. Good form means that your purchase (whether direct or through a financial intermediary) is complete and contains all necessary information, has all supporting documentation (such as trust documents, beneficiary designations, proper signature guarantees, IRA rollover forms, etc.) and is accompanied by sufficient purchase proceeds. For a purchase request to be in good form, it must include: (1) the name of the Fund; (2) the dollar amount of shares to be purchased; and (3) your purchase application or investment stub. An Application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the Application and receives correct payment by check or wire transfer. The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents.

Certain transactions through a financial intermediary may not be deemed in good form if such financial intermediary failed to notify the Funds of such trade or trades before the close of regular trading (generally 4:00 p.m. Eastern time). In particular, financial intermediaries that transact in shares of the Funds through the Fundserv must, in many cases, notify the Funds of trades before placing them in the Fundserv system. In the event that a financial intermediary transacts in shares of the Funds through the Fundserv system without notifying the Funds of such trades in advance, such transaction may be deemed not to have been received in good order. In practice, this means that a confirmation from a financial intermediary is not binding on the Funds. In the event that a trade is deemed not to have been received in good form, for whatever reason, a purchase, redemption or exchange request may be rejected or canceled and, in the event of a redemption which is canceled, the Funds shall have the right to a return of proceeds. Cancellation of a trade is processed at the NAV at which the trade was originally received and is ordinarily completed the next business day. Please contact your financial intermediary to determine how it processes transactions in shares of the Funds.

Financial Intermediaries. Financial intermediaries are responsible for placing orders promptly with the Funds and forwarding payment promptly, as well as ensuring that you receive copies of the Funds’ Prospectus. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each intermediary also may have its own rules about share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have earlier cut-off times for processing your transaction. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.

Order Policies. There are certain times when you may be unable to sell shares of the Funds or proceeds may be delayed. This may occur during emergencies, unusual market conditions or when the Funds cannot determine the value of their assets or sell their holdings. The Funds reserve the right to reject any purchase order or suspend offering of their shares. Generally, a Fund may reject a purchase if it is disruptive to the efficient management of the Fund.

Telephone Transactions. For your protection, the Funds may require some form of personal identification prior to accepting your telephone request such as verification of your social security number, account number or other information. We also may record the conversation for accuracy. During times of unusually high market activity or extreme market changes, you should be aware that it may be difficult to place your request in a timely manner. If you previously declined telephone privileges and would like to add this option to your account, please contact the Funds at (800) 851-0511 for instructions. IRA accounts are not eligible for telephone redemption privileges. The maximum amount that may be redeemed by telephone is $100,000.

Signature Guarantees. In certain instances when you sell shares of the Funds, we will need your signature guaranteed. Signature guarantees may be available at your bank, stockbroker or a national securities exchange. A notary public cannot guarantee signatures. Your signature must be guaranteed if:

•	You are changing your account ownership;
•	Your account registration or address has changed in the last 30 days;
•	The redemption proceeds are sent to any person, address or bank account other than the one listed on record with the Funds;
•	The proceeds are payable to a third party;
•	The sale is greater than $100,000;
•	You are establishing or modifying certain services on an account; or
•	There are other unusual situations as determined by the Funds’ transfer agent.

Exchange Policies. You may exchange Investor Class shares of your current Fund(s) for Investor Class shares of any other Fund and Service Class shares of your current Fund(s) for Service Class shares of any other Fund (including Funds not offered in this Prospectus) at the next determined NAV after receipt of your order in good form without any charges. The Funds can only honor exchanges between accounts registered in the same name and having the same address and taxpayer identification number.   If your exchange establishes a new position in a Fund, you must exchange at least $1,000 or, if your account value is less than that, your entire account balance will be exchanged. You may exchange by telephone unless you declined telephone exchange privileges on your Account Application.

Redemption Proceeds. Redemption proceeds from any sale of shares will normally be sent within seven days from the time a Fund receives your request in good order. For investments that have been made by check, payment on sales requests may be delayed until the Funds’ transfer agent is reasonably satisfied that the purchase payment has been collected by a Fund, which may require up to 10 calendar days. Your proceeds will be sent via check, wire or electronic funds transfer through the ACH network using the address or bank account listed on the transfer agent’s records. You will be charged a wire transfer fee of $15.00, which will be deducted from your account balance on dollar specific redemption requests or from the proceeds on share specific requests. This fee is in addition to any fees that may be imposed by your bank. Your proceeds will be wired only to the bank listed on the transfer agent’s records. Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. The Funds also offer a Systematic Withdrawal Plan for shareholders who require periodic payments, such as those from IRAs. For more information on this option, please contact the Funds at (800) 851-0511.

Redemption Fee:  Commodity Trends Strategy Fund.  Unlike most other Direxion Funds, the Commodity Trends Strategy Fund is not suitable for purchase by active investors.  The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in “market-timing” or other types of excessive short-term trading that could adversely affect shareholder returns.  Consequently, the Board of Trustees has adopted policies to prevent frequent purchases and redemptions of shares of the Fund.  In an effort to discourage short-term trading and defray costs associated related to such trading, the Board of Trustees has approved a redemption fee of 1.00% on sales and exchanges (collectively, “redemptions”) of Fund shares made within ninety (90) days of the date of purchase (including shares acquired through an exchange), subject to the limitations described below.

The redemption fee is deducted from the redemption proceeds and cannot be paid separately.  The redemption fee is credited to the assets to the Fund.  The redemption fee does not apply to shares purchased with reinvested dividends or distributions.  To calculate the redemption fee, the Fund will use the first-in, first-out method to determine how long a shareholder has held shares of the Fund.  This means that the Fund will assume that shares held by a shareholder for the longest period of time will be sold first.

The redemption fee applies to Fund shares purchased directly through the Fund or through a financial intermediary, such as a broker-dealer.  Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include purchase and sale transactions placed on behalf of multiple investors.  The Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Fund.  However the Fund recognizes that due to operational and system limitations, financial intermediaries’ methods for tracing and calculating the fee may be inadequate or differ in some respects from those of the Fund.  To the extent that a financial intermediary is unable to collect the redemption fee, the Fund may not be able to defray the expenses associated with short-term trades made by that financial intermediary’s customers.

The Fund reserves the right to waive the redemption fee, in its discretion, where the Fund believes that such waiver is in the best interests of the Fund.  The Fund also may waive the redemption fee in circumstances where a financial intermediary’s systems are unable to properly assess the fee and for redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns, including:

•	Redemptions by participants in certain qualified retirement and deferred compensation plans and group annuity contracts;

•	Redemptions resulting from certain transfers upon the death of a shareholder;

•	Redemptions by certain pension plans as required by law or regulatory authorities;

•	Redemptions pursuant to a systematic withdrawal plan;

•	Retirement loans and withdrawals; and

•	Redemptions in accounts participating in certain approved asset allocation programs.

Low Balance Accounts. If your total account balance falls below $10,000 due to withdrawals, then we may sell your shares of the Funds. We will inform you in writing 30 days prior to selling your shares. If you do not bring your total account balance up to $10,000 within 30 days, we may sell your shares and send you the proceeds. We will not sell your shares if your account value falls due to market fluctuations.

Redemption In-Kind. The Funds reserve the right to pay redemption proceeds to you in whole or in part by a distribution of securities from a Fund’s portfolio. It is not expected that the Funds would do so except in unusual circumstances. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.

Short Term Trading.  The Funds, other than the Commodity Trends Strategy Fund and the U.S. Government Money Market Fund, anticipate that a significant portion of their assets will come from professional money managers and investors who use the Funds as part of their “asset allocation” and/or “market timing” investment strategies.  These strategies often call for frequent trading to take advantage of anticipated changes in market conditions.

Frequent trading increases the rate of the Funds’ portfolio turnover, which increases the overall expenses of managing the Funds, due to increased brokerage commissions or dealer mark-ups/mark-downs and other transaction costs on the sale of securities and reinvestments in other securities.  In addition, frequent trading may dilute the value of Fund shares held by long-term shareholders and may interfere with the efficient management of the Funds’ portfolios.  The Funds reserve the right to reject any purchase orders, suspend the offering of Fund shares and impose restrictions in connection with abusive trading practices.

None of the Funds, other than the Commodity Trends Strategy Fund, currently imposes any trading restrictions on Fund shareholders or actively monitors for trading abuses.  The Commodity Trends Strategy Fund imposes a 1.00% redemption fee on sales and exchanges of Fund shares within ninety (90) days of the date of purchase.  See “Redemption Fee: Commodity Trends Strategy Fund” for a discussion of the redemption fee.

The U.S. Government Money Market Fund anticipates that like all money market funds, it may be generally used by investors for short-term investments, often in place of bank checking or savings accounts for cash management purposes.  Investors often seek money market funds for the ability to add and withdraw their funds quickly, without restriction.  Also, the Trust does not believe that the U.S. Government Money Market Fund will be the target of abusive trading practices, because it seeks to maintain a $1.00 per share price and typically does not fluctuate in value based on market prices.

The Funds’ Board of Trustees has approved the short-term trading policy of the Funds.  The costs associated with the Funds’ portfolio turnover will have a negative impact on longer-term investors.

Money Market Fund Checking Policies. You may write checks against your U.S. Government Money Market Fund account if you request and complete a signature card. With these checks, you may sell shares of the U.S. Government Money Market Fund simply by writing a check for at least $500. You may not write a check to close your account. If you place a stop payment order on a check, we will charge you $25.

Electronic Delivery of Reports.  Direxion Fund shareholders can save paper by electing to receive their account documents by e-mail in place of paper copies.  You may choose electronic delivery for Prospectuses, supplements, Annual and Semi-Annual Reports.  To enroll in E-Delivery you can opt-in when completing a direct account application with Direxion Funds.  You can also register, cancel, change your e-mail address or change your consent options by logging onto www.direxionfunds.com/edelivery.com.

MANAGEMENT OF THE FUNDS

Rafferty provides investment services to the Funds. Rafferty attempts to manage the investment of the Funds’ assets consistent with their investment objectives, policies and limitations. Rafferty has been managing mutual funds since June 1997. Rafferty is located at 33 Whitehall Street, 10th Floor, New York, New York 10004. As of May 30, 2008, the Adviser had approximately $___ billion in assets under management.

Under an investment advisory agreement between the Trust and Rafferty, the Funds pay Rafferty the following fees at an annualized rate based on a percentage of the Funds’ daily net assets.  The Commodity Trends Strategy Fund pays a fee to Rafferty based on the Fund’s average daily net assets managed by Rafferty that are not invested in the Subsidiary.

Advisory Fees Charged
All Funds (except Commodity Trends Strategy Fund and U.S. Government Money Market Fund)	0.75%
Commodity Trends Strategy Fund	1.00%
U.S. Government Money Market Fund	0.50%

A discussion regarding the basis on which the Board of Trustees approved the investment advisory agreement for the Small Cap Funds, the Commodity Bull 2X Fund, the 10 Year Note Funds, the Dollar Bear 2.5X Fund, the High Yield Funds, the NASDAQ-100® Bull 1.25X Fund, the Dow 30SM Bull 1.25X Fund and the U.S. Government Money Market Fund is included in the Funds’ Annual Report for the period ending August 31, 2007.

Under a separate investment advisory agreement with Rafferty, the Subsidiary pays Rafferty an advisory fee at an annual rate of 1.00% of the Subsidiary’s average daily net assets.  Under this agreement, Rafferty provides to the Subsidiary the same investment advisory services on the same terms and conditions Rafferty provides advisory services to the Commodity Trends Strategy Fund.  The Subsidiary also has entered into separate agreements with the Fund’s service providers for the provision of administrative, accounting transfer agency and custody services.  The Subsidiary will bear the expenses associated with these services, which are not expected to be material.

For those Funds that have not commenced operations prior to the date of this Prospectus, a discussion regarding the basis on which the Board of Trustees next approves the investment advisory agreement will be available in a future shareholder report if the Funds have commenced operations and such report is required to include such disclosure.

Except for the EM Debt Funds, an investment committee of Rafferty employees has the day-to-day responsibility for managing the Funds. The investment committee generally decides the target allocation of each Fund’s investments and on a day-to-day basis, an individual portfolio manager executes transactions for the Funds consistent with the target allocation. The portfolio managers rotate among the Funds periodically so that no single portfolio manager is responsible for a specific Fund for extended periods of time. The members of the investment committee responsible for managing the Funds are Paul Brigandi, Tony Ng, Michael Eschmann, and Adam Gould.

The EM Debt Funds and the High Yield Funds are managed by Loren L. Norton. Mr. Norton is a Vice President and Portfolio Manager at Rafferty and serves as its chief high yield strategist. He has 8 years of experience in the fixed income markets. Prior to joining Rafferty in May 2006, Mr. Norton was a Vice President and Credit Derivatives Trader at Credit Suisse from 2003 to 2005. He also was an Associate and Credit Derivatives Trader at Morgan Stanley from 2001 to 2002. As a Credit Derivatives Trader, he was responsible for buying and selling high yield, crossover and investment grade sector single name credit derivatives. He has a BBA in Finance from the University of Massachusetts and MBA from Columbia Business School.

Mr. Brigandi has been a Portfolio Manager at Rafferty since June 2004. Mr. Brigandi was previously involved in the equity trading training program for Fleet Boston Financial Corporation from August 2002 to April 2004. Mr. Brigandi is a 2002 graduate of Fordham University.

Mr. Ng is a Portfolio Manager and joined Rafferty in April 2006. Mr. Ng was previously a Team Leader in the Trading Assistant Group with Goldman Sachs from 2004 to 2006. He was employed with Deutsche Asset Management from 1998 to 2004. Mr. Ng graduated from State University at Buffalo in 1998.

Mr. Eschmann has been a Portfolio Manager at Rafferty since August 2006. Previously, Mr. Eschmann was employed as a fixed income salesman and trader with Merrill Lynch from July 1999 to July 2006. He is a graduate of Fairfield University.

Mr. Gould has been a Portfolio Manager at Rafferty Asset Management since January of 2007. Prior to joining Rafferty, Mr. Gould was an Index Fund Portfolio Manager at the Bank of New York, responsible for managing ten domestic Index funds, and 20 separately managed accounts. Before joining the Bank of New York in May of 2005, Mr. Gould received an MBA from Georgetown University. Prior to attending graduate school, Mr. Gould was a NASDAQ Market Maker at Deutsche Bank from 1999 through 2002. He completed his undergraduate studies at the University of Wisconsin in 1999, graduating with a Bachelor of Science.

The Funds’ SAI provides additional information about the investment committee members’ compensation, other accounts they manage and their ownership of securities in the Funds.

PORTFOLIO HOLDINGS

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI. Currently, disclosure of the Funds’ holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. The Annual and Semi-Annual Reports will be available by contacting the Direxion Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling (800) 851-0511.

DISTRIBUTIONS AND TAXES

Distributions.  Each Fund, except the U.S. Government Money Market Fund, distributes dividends from its net investment income at least annually.  The U.S. Government Money Market Fund ordinarily declares dividends from its net investment income daily and usually distributes them monthly.  Net investment income generally consists of interest income and dividends received on investments, less expenses.

Each Fund also distributes any realized net capital gains and net gains from foreign currency transactions, if any, at least annually.  A Fund realizes capital gains mainly from sales of its portfolio assets for a profit.

Dividends and other distributions (collectively, “distributions”) will be reinvested automatically at the distributing Fund’s NAV per share unless you request otherwise in writing.  Normally, distributions are taxable events for shareholders whether the distributions are received in cash or reinvested.  If you elect to receive distributions from a Fund by check and the post office cannot deliver such check or your check remains uncashed for six months, the Funds reserves the right to reinvest the check in your account at that Fund’s then current NAV per share and to reinvest all subsequent distributions in shares of that Fund until an updated address is received.

Due to the pattern of purchases and redemptions in many of our Funds, a Fund’s total net assets may fluctuate significantly over the course of a year.  Because a Fund may declare and pay distributions at any time, an investor may receive a distribution, which may be taxable, shortly after making an investment in that Fund.

Taxes.  Tax consequences of distributions will vary depending on whether the distribution is from investment income, net foreign currency gain, or capital gain, and in the latter case, how long a Fund has held the assets, not how long you held your Fund shares. Distributions of net gains on sales of assets held for one year or less are taxed as dividends (that is, ordinary income).  Sales of assets held longer than one year (long-term capital gains) are taxed at lower capital gains rates.

The following table illustrates the potential tax liabilities for taxable accounts:

Type of Transaction	Tax Rate/Treatment*
Dividend (other than qualified dividend income (“QDI”)) distribution	Ordinary income rate
Distribution of QDI (see below)	Long-term capital gains rate
Distribution of net foreign currency gains	Ordinary income/capital gains rate
Distribution of net short-term capital gains	Ordinary income rate
Distribution of net long-term capital gains	Long-term capital gains rate
Sale or exchange of Fund shares owned for more than one year	Long-term capital gains or loss
Sale or exchange of Fund shares owned for one year or less	Gain is taxed at the same rate as ordinary income; loss is subject to special rules

*
Tax consequences for tax-deferred retirement accounts or non-taxable shareholders generally will be different. You should consult your tax specialist for more information about your personal situation.

QDI consists of dividends a Fund receives from most U.S. corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding period and other requirements regarding the stock on which the dividends were paid. Dividends received from REITs and other investment companies will only qualify for QDI treatment to the extent that the REIT or other investment company designates the qualifying percentage to its shareholders. A Fund’s dividends attributable to its QDI are taxed to individual shareholders at the long-term capital gains rate, a maximum federal rate of 15% for shareholders who satisfy those restrictions regarding their Fund shares. These special rules generally apply to taxable years beginning before January 1, 2011.

If you are a non-retirement account shareholder of a Fund, then each year we will send you a Form 1099 that tells you the amount of Fund distributions you received for the prior calendar year, the tax status of those distributions and a list of reportable redemption transactions. Normally, distributions are taxable in the year you receive them.  However, any distributions declared in the last three months of the year and paid in January of the following year generally are taxable as if received on December 31 of the year they are declared.

If you are a non-corporate shareholder of a Fund and do not provide the Fund with your correct taxpayer identification number (normally your social security number), the Fund is required to withhold and remit to the IRS 28% of all dividends and (except in the case of the U.S. Government Money Market Fund) other distributions and redemption proceeds otherwise payable to you.  If you are such a shareholder and are otherwise subject to backup withholding, we also are required to withhold and remit to the IRS 28% of all  dividends and (again, except in the case of the U.S. Government Money Market Fund) other distributions otherwise payable to you.  Any tax withheld may be applied against your tax liability when you file your tax return.

As noted under “Principal Risks – Tax Risk,” the Commodity Trends Strategy Fund must derive at least 90% of its gross income each taxable year from “qualifying income” to qualify as a RIC.  Revenue Rulings issued by the IRS exclude from that category income from certain commodity-linked derivative contracts, but subsequent PLRs the IRS issued treat income from commodity-linked notes (as distinguished from commodity-linked derivatives) similar to those in which the Fund intends to invest, as well as income derived from a wholly owned subsidiary similar to the Subsidiary, as qualifying income, in the latter case even if the subsidiary itself invests in commodity-linked derivatives.  The Fund, therefore, will seek to comply with the criteria in those IRS pronouncements and to restrict its income from derivatives, such as commodity-linked swaps, and other sources that do not generate qualifying income to a maximum of 10% of its annual gross income and will seek to gain exposure to the commodities markets primarily through investments in commodity-linked notes and the Subsidiary.

MASTER/FEEDER OPTION

The Funds may in the future operate under a master/feeder structure. This means that each Fund would be a “feeder” fund that attempts to meet its objective by investing all or a portion of its investable assets in a “master” fund with the same investment objective. The “master” fund would purchase securities for investment. It is expected that any such investment company would be managed by Rafferty in substantially the same manner as the Funds. If permitted by law at that time, the Board of Trustees may approve the implementation of such a structure for the Funds without seeking shareholder approval. However, the Trustees’ decision will be made only if the investments in the master funds are in the best interests of the Funds and their shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. You also will receive a 30-day notice prior to the implementation of the master/feeder structure.

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of the Investor Class shares of the Funds below for the periods indicated. The information set forth below was audited by Ernst & Young LLP, whose report, along with the Funds’ financial statements, are included in the Annual Report, which is available upon request. Certain information reflects financial results for a single Investor Class share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). No financial highlights are available for the Service Class shares of the Funds because they had not commenced operations prior to the date of this Prospectus.

	NASDAQ-100® Bull 1.25X Fund
	Investor Class
	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 29,	August 31,	August 31,	August 31,	August 31,	August 31,
	2008	2007	2006	2005	2004	2003(5)

Per share data:
Net asset value, beginning of period		$42.85	$44.14	$37.73	$37.76	$25.36

Income (loss) from investment operations:
Net investment income (loss)[1]		(0.38)	(0.47)	(0.12)	(0.59)	(0.46)
Net realized and unrealized gain (loss) on investments[2]		13.22	(0.82)	6.53	0.56	12.86

Total from investment operations		12.84	(1.29)	6.41	(0.03)	12.40

Less distributions:
Dividends from net investment income		—	—	—	—	—
Distributions from realized gains		—	—	—	—	—

Total distributions		—	—	—	—	—
Net asset value, end of period		$55.69	$42.85	$44.14	$37.73	$37.76

Total return[3]		29.99%	(2.92)%	16.99%	(0.08)%	48.90%
Supplemental data and ratios:
Net assets, end of period		$11,473,686	$8,463,658	$11,716,808	$11,897,739	$29,092,879
Ratio of net expenses to average net assets:
Before expense reimbursement		1.99%	1.75%	1.75%	1.75%	1.75%
After expense reimbursement		1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income
(loss) to average net assets:
Before expense reimbursement		(1.00)%	(1.04)%	(0.29)%	(1.45)%	(1.57)%
After expense reimbursement		(0.76)%	(1.04)%	(0.29)%	(1.45)%	(1.57)%
Portfolio turnover rate[4]		295%	237%	77%	284%	670%
[1]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[2]	The amounts shown may not correlate with aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.
[3]	All returns reflect reinvested dividends but do not reflect the impact of taxes.
[4]
Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, futures contracts and repurchase agreements are deemed short-term securities. The Fund’s investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

[5]	The per share date reflects a 1 for 4 reverse stock split which occurred on April 14, 2003.

	Dow 30SM Bull 1.25X Fund
	Investor Class
	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 29,	August 31,	August 31,	August 31,	August 31,	August 31,
	2008	2007	2006	2005	2004	2003

Per share data:
Net asset value, beginning of period		$34.75	$31.70	$30.69	$27.91	$25.56

Income (loss) from investment operations:
Net investment income (loss)[1]		0.34	0.23	0.20	0.09	0.11
Net realized and unrealized gain (loss) on investments[3]		6.94	3.05	0.97	2.78	2.27

Total from investment operations		7.28	3.28	1.17	2.87	2.38

Less distributions:
Dividends from net investment income		(0.09)	(0.23)	(0.16)	(0.09)	(0.03)
Distributions from realized gains		—	—	—	—	—

Total distributions		(0.09)	(0.23)	(0.16)	(0.09)	(0.03)
Net asset value, end of period		$41.94	$34.75	$31.70	$30.69	$27.91

Total return[4]		20.97%	10.39%	3.79%	10.27%	9.32%
Supplemental data and ratios:
Net assets, end of period		$13,129,308	$10,545,634	$6,343,019	$11,464,438	$32,616,434
Ratio of net expenses to average net assets:
Before expense reimbursement		1.98%	2.22%	1.81%	1.75%	1.75%
After expense reimbursement		1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income
(loss) to average net assets:
Before expense reimbursement		0.64%	0.21%	0.56%	0.28%	0.43%
After expense reimbursement		0.87%	0.68%	0.62%	0.28%	0.43%
Portfolio turnover rate[2]		318%	278%	84%	236%	979%
[1]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[2]
Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, futures contracts and repurchase agreements are deemed short-term securities. The Fund’s investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

[3]	The amounts shown may not correlate with aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.
[4]	All returns reflect reinvested dividends but do not reflect the impact of taxes.

	Small Cap Bull 2.5X Fund
	Investor Class
	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 29,	August 31,	August 31,	August 31,	August 31,	August 31,
	2008	2007	2006	2005	2004	2003

Per share data:
Net asset value, beginning of period		$53.44	$56.60	$45.45	$41.75	$32.84

Income (loss) from investment operations:
Net investment income (loss)[1]		1.80	1.48	0.23	(0.52)	(0.32)[5]
Net realized and unrealized gain (loss) on investments[2]		4.78	(4.64)	10.92	4.22	9.23 [5]

Total from investment operations		6.58	(3.16)	11.15	3.70	8.91

Less distributions:
Dividends from net investment income		—	—	—	—	—
Distributions from realized gains		—	—	—	—	—

Total distributions		—	—	—	—	—

Net asset value, end of period		$60.02	$53.44	$56.60	$45.45	$41.75

Total return[3]		12.33%	(5.60)%	24.53%	8.86%	27.13%
Supplemental data and ratios:
Net assets, end of period		$3,560,660	$4,417,812	$15,573,250	$8,262,641	$53,825,601
Ratio of net expenses to average net assets:
Before expense reimbursement		3.19%	2.07%	1.75%	1.75%	1.75%[5]
After expense reimbursement		1.75%	1.75%	1.75%	1.75%	1.75%[5]
Ratio of net investment income
(loss) to average net assets:
Before expense reimbursement		1.32%	2.18%	0.43%	(1.10)%	(0.93)%[5]
After expense reimbursement		2.76%	2.50%	0.43%	(1.10)%	(0.93)%[5]
Portfolio turnover rate[4]		535%	762%	407%	0%	0%
[1]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[2]	The amounts shown may not correlate with aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.
[3]	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.
[4]
Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, futures contracts and repurchase agreements are deemed short-term securities. The Fund’s investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

[5]	Restated due to swap interest and divided reclassification from net investment income to realized gain/loss to conform to 2006, 2005 and 2004 presentation

	Small Cap Bear 2.5X Fund
	Investor Class
	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 29,	August 31,	August 31,	August 31,	August 31,	August 31,
	2008	2007	2006	2005	2004	2003

Per share data:
Net asset value, beginning of period		$15.12	$19.88	$26.48	$31.77	$49.82

Income (loss) from investment operations:
Net investment income (loss)[1]		0.39	0.41	0.15	(0.34)	(0.49) [5]
Net realized and unrealized gain (loss) on investments[3]		(3.90)	(3.70)	(6.75)	(4.83)	(11.94) [5]

Total from investment operations		(3.51)	(3.29)	(6.60)	(5.17)	(12.43)

Less distributions:
Dividends from net investment income		—	(0.75)	—	(0.12)	—
Distributions from realized gains		—	—	—	—	(5.62)
Return of capital distribution		—	(0.72)	—	—	—

Total distributions		—	(1.47)	—	(0.12)	(5.62)
Net asset value, end of period		$11.61	$15.12	$19.88	$26.48	$31.77

Total return[4]		(23.21)%	(17.09)%	(24.92)%	(16.33)%	(27.99)%
Supplemental data and ratios:
Net assets, end of period		$29,669,106	$16,189,558	$47,712,811	$7,728,932	$17,275,797
Ratio of net expenses to average net assets:
Before expense reimbursement		2.15%	1.75%	2.16%	2.00%	1.95%[5]
After expense reimbursement		1.75%	1.88%	1.95%	1.95%	1.95%[5]
Ratio of net investment income
(loss) to average net assets
Before expense reimbursement		2.85%	2.36%	0.47%	(1.31)%	(1.15)%[5]
After expense reimbursement		3.25%	2.23%	0.68%	(1.26)%	(1.15)%[5]
Portfolio turnover rate[2]		0%	0%	0%	0%	0%
[1]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[2]
Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, futures contracts and repurchase agreements are deemed short-term securities. The Fund’s investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

[3]	The amounts shown may not correlate with aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.
[4]	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.
[5]	Restated due to swap interest and dividend reclassification from net investment income to realized gain/loss to conform to current presentation.

	10 Year Note Bull 2.5X Fund
	Investor Class
	Six Months Ended February 29, 2008	Year Ended August 31, 2007	Year Ended August 31, 2006	March 31, 2005[1] to August 31, 2005

Per share data:
Net asset value, beginning of period		$18.73	$20.96	$20.00

Income (loss) from investment operations:
Net investment income (loss)[4]		0.62 [8]	0.62 [8]	0.22
Net realized and unrealized gain (loss) on investments[6]		0.77	(2.39)	0.74

Total from investment operations		1.39	(1.77)	0.96

Less distributions:
Dividends from net investment income		-	(0.33)	-
Distributions from realized gains		-	-	-
Return of capital distribution		-	(0.13)
Total distributions		-	(0.46)	-

Net asset value, end of period		$20.12	$18.73	$20.96

Total return[7]		7.42%	(8.52)%	4.80%[2]

Supplemental data and ratios:
Net assets, end of period		$8,215,143	$14,755,581	$1,212,134
Ratio of net expenses to average net assets excluding short interest:
Before expense reimbursement		3.07%	4.75%	8.81%[3]
After expense reimbursement		1.75%	1.75%	1.60%[3]
Ratio of net expenses to average net assets including short interest:
Before expense reimbursment		8.80%	8.84%
After expense waiver/recoupment		7.48%	5.84%
Ratio of net investment income (loss) to average net assets including short interest:
Before expense reimbursement		1.88%	0.53%	(4.41)%[3]
After expense reimbursement		3.20%[9]	3.53%[9]	2.80%[3]
Portfolio turnover rate[5]		1,083%	889%	1,444%
[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[5]
Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, futures contracts and repurchase agreements are deemed short-term securities. The Fund’s investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

[6]	The amounts shown may not correlate with aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.
[7]	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.
[8]	Net investment income (loss) before interest on short positions for the years ended August 31, 2007 and August 31, 2006 was $1.73 and $1.33, respectively.
[9]
Net investment income (loss) ratio included interest on short positions. The ratio excluding interest on short positions for the years ended August 31, 2007 and August 31, 2006 was 8.93% and 7.63%, respectively.

	10 Year Note Bear 2.5X Fund
	Investor Class
	Six Months Ended	Year Ended	Year Ended	Year Ended	May 17, 2004[1] to
	February 29, 2008	August 31, 2007	August 31, 2006	August 31, 2005	August 31, 2004

Per share data:
Net asset value, beginning of period		$18.87	$17.02	$17.96	$20.00

Income (loss) from investment operations:
Net investment income (loss)[4]		0.44 [8]	0.00 [8]	(0.20)[8]	(0.03)
Net realized and unrealized gain (loss) on investments[6]		(1.03)	1.85	(0.74)	(2.01)

Total from investment operations		(0.59)	1.85	(0.94)	(2.04)

Less distributions:
Dividends from net investment income		(0.21)	-	-	-
Distributions from realized gains		(0.50)	-	-	-

Total distributions		(0.71)	-	-	-

Net asset value, end of period		$17.57	$18.87	$17.02	$17.96

Total return[7]		(3.27)%	10.87%	(5.23)%	(10.20)%[2]

Supplemental data and ratios:
Net assets, end of period		$5,793,546	$8,200,961	$35,994,114	$4,720,823
Ratio of net expenses to average net assets excluding short interest:
Before expense reimbursement		2.27%	1.75%	1.63%	3.95%[3]
After expense reimbursement		1.75%	1.75%	1.75%	1.75%[3]
Ratio of net expenses to average net assets including short interest:
Before expense reimbursment		11.92%	10.45%	6.94%	3.95%[3]
After expense reimbursment		11.40%	10.45%	7.06%	1.25%[3]
Ratio of net investment income (loss) to average net assets including short interest:
Before expense reimbursement		1.85%	0.02%	(1.00)%	(2.80)%[3]
After expense reimbursement		2.37%[9]	0.02%[9]	(1.13)%[9]	(0.60)%[3]
Portfolio turnover rate[5]		0%	0%	0%	0%
[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[5]
Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, futures contracts and repurchase agreements are deemed short-term securities.

[6]	The amounts shown may not correlate with aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.
[7]	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.
[8]	Net investment income (loss) before interest on short positions for the years ended August 31, 2007, 2006 and 2005 were $2.25, $1.64 and $0.74, respectively.
[9]
Net investment income (loss) ratio included interest on short positions. The ratio excluding interest on short positions for the years ended August 31, 2007, 2006 and, 2005 were 12.02%, 8.73% and 4.31%, respectively.

	Commodity Bull 2X Fund
	Investor Class
	Six Months Ended February 29, 2008	Year Ended August 31, 2007	Year Ended August 31, 2006	February 17, 2005[1] to August 31, 2005

Per share data:
Net asset value, beginning of period		$20.48	$25.03	$20.00

Income (loss) from investment operations:
Net investment income (loss)[4]		0.46	0.43	0.16
Net realized and unrealized gain (loss) on investments[6]		11.08	(2.76)	4.87

Total from investment operations		11.54	(2.33)	5.03

Less distributions:
Dividends from net investment income		-	-	-
Distributions from realized gains		-	(2.22)	-

Total distributions		-	(2.22)	-

Net asset value, end of period		$32.02	$20.48	$25.03

Total return[7]		56.35%	(9.35)%	25.15%[2]

Supplemental data and ratios:
Net assets, end of period		$40,735,813	$1,563,231	$35,090,387
Ratio of net expenses to average net assets:
Before expense reimbursement		2.06%	2.59%	2.00%[3]
After expense reimbursement		1.75%	1.75%	1.75%[3]
Ratio of net investment income (loss) to average net assets including short interest:
Before expense reimbursement		1.25%	0.96%	1.12%[3]
After expense reimbursement		1.56%	1.80%	1.37%[3]
Portfolio turnover rate[5]		612%	8,528%	0%
[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[5]
Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, futures contracts and repurchase agreements are deemed short-term securities. The Fund’s investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

[6]	The amounts shown may not correlate with aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.
[7]	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.

	Emerging Markets Bull 2X Fund			Emerging Markets Bear 2X Fund
	Investor Class			Investor Class
	Six Months Ended	Year Ended	November 1, 2005[1] to	Six Months Ended	Year Ended	November 4, 2005[1] to
	February 29, 2008	August 31, 2007	August 31, 2006	February 29, 2008	August 31, 2007	August 31, 2006

Per share data:
Net asset value, beginning of period		$25.02	$20.00		$12.10	$20.00

Income (loss) from investment operations:
Net investment income (loss)[4]		0.31	0.20		0.27	0.34
Net realized and unrealized gain (loss) on investments[6]		16.41	5.19		(6.40)	(8.24)

Total from investment operations		16.72	5.39		(6.13)	(7.90)

Less distributions:
Dividends from net investment income		(0.48)	(0.37)		(0.25)	-
Distributions from realized gains		(2.37)	-		-	-
Total distributions		(2.85)	(0.37)		(0.25)	0.00

Net asset value, end of period		$38.89	$25.02		$5.72	$12.10

Total return[7]		69.47%	27.06%[2]		(51.25)%	(39.50)%[2]

Supplemental data and ratios:
Net assets, end of period		$44,240,995	$19,889,352		$22,589,447	$2,726,247
Ratio of net expenses to average net assets:
Before expense reimbursement		2.02%	1.55%[3]		2.59%	2.72%[3]
After expense reimbursement		1.75%	1.55%[3]		1.75%	1.71%[3]
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement		0.66%	0.92%[3]		2.65%	1.86%[3]
After expense reimbursement		0.93%	0.92%[3]		3.49%	2.87%[3]
Portfolio turnover rate[5]		2,617%	954%		0%	0%
[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[5]
Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, futures contracts and repurchase agreements are deemed short-term securities. The Fund’s investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

[6]	The amounts shown may not correlate with aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.
[7]	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes. From inception to May 1, 2006, the annual cap on expenses was 1.50% for the Fund.

	Dynamic HY Bond Fund
	Investor Class
	Six Months Ended February 29, 2008	Year Ended August 31, 2007	Year Ended August 31, 2006	Year Ended August 31, 2005	July 1, 2004[1] to August 31, 2004

Per share data:
Net asset value, beginning of period		$18.16	$19.00	$20.35	$20.00

Income (loss) from investment operations:
Net investment income (loss)[4]		0.79	0.77	0.84	0.17
Net realized and unrealized gain (loss) on investments[6]		0.51	0.23	(1.37)	0.18

Total from investment operations		1.30	1.00	(0.53)	0.35

Less distributions:
Dividends from net investment income		(0.79)	(1.84)	(0.82)	-
Distributions from realized gains		-	-	-	-

Total distributions		(0.79)	(1.84)	(0.82)	-

Net asset value, end of period		$18.67	$18.16	$19.00	$20.35

Total return[7]		7.24%	5.58%	(2.66)%[2]	1.75%[2]
Supplemental data and ratios:
Net assets, end of period		$76,535,945	$101,987,028	$206,547,998	$251,240,654
Ratio of net expenses to average net assets excluding short interest:
Before expense reimbursement		1.52%	1.46%	1.39%	1.50%[3]
After expense reimbursement		1.52%	1.46%	1.39%	1.50%[3]
Ratio of net expenses to average net assets including short interest:
Before expense reimbursement		-	-	-	-
After expense reimbursement		-	-	-	-
Ratio of net investment income (loss) to average net assets including short interest:
Before expense reimbursement		4.16%	4.18%	4.14%	5.32%[3]
After expense reimbursement		4.16%	4.18%	4.14%	5.32%[3]
Portfolio turnover rate[5]		426%	805%	622%	47%
[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[5]
Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, futures contracts and repurchase agreements are deemed short-term securities. The Fund’s investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

[6]	The amounts shown may not correlate with aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.
[7]	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.

	HY Bear Fund
	Investor Class
	Six Months Ended	Year Ended	September 20, 2005[1]
	February 29, 2008	August 31, 2007	to August 31, 2006

Per share data:
Net asset value, beginning of period		$19.48	$20.00

Income (loss) from investment operations:
Net investment income (loss)[4]		0.66 [8]	0.45 [8]
Net realized and unrealized gain (loss) on investments[6]		(0.79)	(0.97)

Total from investment operations		(0.13)	(0.52)

Less distributions:
Dividends from net investment income		(0.12)	-
Distributions from realized gains		-	-

Total distributions		(0.12)	-

Net asset value, end of period		$19.23	$19.48

Total return[7]		(0.66)%	(2.60)%[2]
Supplemental data and ratios:
Net assets, end of period		$26,578,643	$9,021,274
Ratio of net expenses to average net assets excluding short interest:
Before expense reimbursement		1.68%	3.45%[3]
After expense reimbursement		1.72%	1.75%[3]
Ratio of net expenses to average net assets including short interest:
Before expense reimbursement		3.18%	3.72%[3]
After expense reimbursement		3.22%	2.02%[3]
Ratio of net investment income (loss) to average net assets including short interest:
Before expense reimbursement		3.45%	0.81%[3]
After expense reimbursement		3.41%[9]	2.51%[3,9]
Portfolio turnover rate[5]		0%	1,150%
[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[5]
Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, futures contracts and repurchase agreements are deemed short-term securities.

[6]	The amounts shown may not correlate with aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.
[7]	All returns reflect reinvested dividends but do not reflect the impact of taxes.
[8]	Net investment income (loss) before interest on short positions for the years ended August 31, 2007 and 2006 were $0.94 and $0.41, respectively.
[9]
Net investment income (loss) ratio included interest on short positions. The ration excluding interest on short positions for the years ended August 31, 2007 and 2006 were 4.96% and 2.25%, respectively.

	Developed Markets Bull 2X Fund			Developed Markets Bear 2X Fund
	Investor Class			Investor Class
	Six Months Ended	Year Ended	January 25, 2006[1] to	Six Months Ended	Year Ended	February 6, 2006[1] to
	February 29, 2008	August 31, 2007	August 31, 2006	February 29, 2008	August 31, 2007	August 31, 2006

Per share data:
Net asset value, beginning of period		$22.33	$20.00		$15.90	$20.00

Income (loss) from investment operations:
Net investment income (loss)[4]		0.61	(0.07)		0.43	0.31
Net realized and unrealized gain (loss) on investments[6]		5.23	2.40		(4.34)	(4.41)

Total from investment operations		5.84	2.33		(3.91)	(4.10)

Less distributions:
Dividends from net investment income		(1.54)	-		-	-
Distributions from realized gains		(0.32)	-		-	-
Total distributions		(1.86)	-		-	-

Net asset value, end of period		$26.31	$22.33		$11.99	$15.90

Total return[7]		26.61%	11.65%[2]		(24.53)%	(20.50)%[2]

Supplemental data and ratios:
Net assets, end of period		$10,486,138	$18,694,828		$6,681,944	$2,786,543
Ratio of net expenses to average net assets:
Before expense reimbursement		2.03%	3.87%[3]		6.12%	2.83%[3]
After expense reimbursement		1.75%	1.70%[3]		1.75%	1.74%[3]
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement		2.07%	(2.68)%[3]		(1.17)%	2.02%[3]
After expense reimbursement		2.35%	(0.51)%[3]		3.20%	3.10%[3]
Portfolio turnover rate[5]		496%	251%		0%	0%
[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[5]
Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, futures contracts and repurchase agreements are deemed short-term securities. The Fund’s investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

[6]	The amounts shown may not correlate with aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.
[7]	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.

	U.S. Government Money Market Fund
	Investor Class
	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 29,	August 31,	August 31,	August 31,	August 31,	August 31,
	2008	2007	2006	2005	2004	2003

Per share data:
Net asset value, beginning of period		$1.00	$1.00	$1.00	$1.00	$1.00

Income (loss) from investment operations:
Net investment income (loss)[1]		0.04	0.03	0.02	—[3]	—[3]
Net realized and unrealized gain (loss) on investments		—	—	—	—	—

Total from investment operations		0.04	0.03	0.02	—	—

Less distributions:
Dividends from net investment income		(0.04)	(0.03)	(0.02)	—[3]	—[3]
Distributions from realized gains		—	—	—	—	—

Total distributions		(0.04)	(0.03)	(0.02)	—	—
Net asset value, end of period		$1.00	$1.00	$1.00	$1.00	$1.00

Total return[2]		4.14%	3.49%	1.54%	0.10%	0.33%
Supplemental data and ratios:
Net assets, end of period		$48,488,316	$27,309,414	$18,717,704	$20,627,996	$21,386,548
Ratio of net expenses to average net assets:
Before expense waiver		1.04%	1.00%	1.07%	1.30%	1.16%
After expense waiver		1.18%	1.09%	1.00%	0.99%	1.00%
Ratio of net investment income
(loss) to average net assets:
Before expense waiver		4.20%	3.45%	1.54%	(0.19)%	0.22%
After expense waiver		4.06%	3.37%	1.61%	0.12%	0.38%
[1]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[2]	All returns reflect reinvested dividends but do not reflect the impact of taxes.
[3]	Amount is less than $0.01 per share.

	NASDAQ-100 Bull 2.5X Fund		NASDAQ-100 Bear 2.5X Fund
	Investor Class		Investor Class
	Six Months Ended October 31, 2007	May 1, 2006[1] to April 30, 2007	Six Months Ended October 31, 2007	May 1, 2006[1] to April 30, 2007
	(Unaudited)		(Unaudited)
Per share data:
Net asset value, beginning of period	$20.65	$20.00	$15.94	$20.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.38	0.23	0.24	0.60
Net realized and unrealized gain (loss) on investments	8.94	1.65	(6.05)	(4.66)

Total from investment operations	9.32	1.88	(5.81)	(4.06)

Less distributions:
Dividends from net investment income	-	-	-	-
Distributions from realized gains	-	(1.23)	-	-
Total distributions	-	(1.23)	-	-

Net asset value, end of period	$29.97	$20.65	$10.13	$15.94

Total return	45.13%	10.11%[4]	(36.45)%	(20.30)%

Supplemental data and ratios:
Net assets, end of period	$33,592,178	$7,070,975	$6,504,159	$8,158,858
Ratio of net expenses to average net assets:
Before expense reimbursement	2.35%	3.42%	2.80%	3.23%
After expense reimbursement	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	2.61%	(0.44)%	2.34%	1.55%
After expense reimbursement	3.21%	1.23%	3.39%	3.03%
Portfolio turnover rate[3]	0%	920%	0%	0%

[1]	Commencement of Operations.
[2]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[3]
Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, futures contracts and repurchase agreements are deemed short-term securities. The Fund’s investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

[4]	The Adviser made voluntary contributions to reduce the trading and tracking error. If the contributions had not been made, the total return would have been 0.10% lower.

	S&P 500 Bull 2.5X Fund		S&P 500 Bear 2.5X Fund
	Investor Class		Investor Class
	Six Months Ended October 31, 2007	May 1, 2006[1] to	Six Months Ended October 31, 2007	May 1, 2006[1] to
	(Unaudited)	April 30, 2007	(Unaudited)	April 30, 2007
Per share data:
Net asset value, beginning of period	$23.88	$20.00	$14.78	$20.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.39	0.70	0.25	0.51
Net realized and unrealized gain (loss) on investments	0.98	4.59	(1.78)	(5.25)

Total from investment operations	1.37	5.29	(1.53)	(4.74)

Less distributions:
Dividends from net investment income	—	(0.73)	—	-
Distributions from realized gains	—	(0.68)	—	(0.48)
Total distributions	—	(1.41)	—	(0.48)

Net asset value, end of period	$25.25	$23.88	$13.25	$14.78

Total return	5.74%	26.95%	(10.35%)[2]	(23.87%)[4]

Supplemental data and ratios:
Net assets, end of period	$6,706,998	$10,381,864	$24,512,925	$4,391,154
Ratio of net expenses to average net assets:
Before expense reimbursement	3.49%	3.15%	3.16%[3]	7.03%
After expense reimbursement	1.75%	1.75%	1.75%[3]	1.75%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	1.37%	1.81%	1.99%[3]	(2.26)%
After expense reimbursement	3.11%	3.21%	3.40%[3]	3.02%
Portfolio turnover rate[3]	0%	0%	0%	0%
[1]	Commencement of Operations.
[2]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[3]
Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, futures contracts and repurchase agreements are deemed short-term securities. The Fund’s investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

[4]	The Adviser made voluntary contributions to reduce the tracking error. If the contributions had not been made, the total return for the S&P 500 Bear 2.5X Fund would have been lower by 0.46%.

	Japan Bull 2X Fund			Latin America Bull 2X Fund
	Investor Class			Investor Class
	Six Months Ended October 31, 2007	May 3, 2006[1] to April 30, 2007		Six Months Ended October 31, 2007	May 2, 2006[1] to April 30, 2007
	(Unaudited)			(Unaudited)
Per share data:
Net asset value, beginning of period	$19.48	$20.00		$24.16	$20.00

Income (loss) from investment operations:
Net investment income (loss)[4]	0.31	0.51		0.01	0.42
Net realized and unrealized gain (loss) on investments	(1.41)	(1.03)		19.89	5.49

Total from investment operations	(1.10)	(0.52)		19.90	5.91

Less distributions:
Dividends from net investment income	-	-		-	(1.55)
Distributions from realized gains	-	-		-	(0.20)
Total distributions	-	-		-	(1.75)

Net asset value, end of period	$18.38	$19.48		$44.06	$24.16

Total return	(5.65)%[2]	(2.60%	)[2,6]	82.37%	30.83%[2]

Supplemental data and ratios:
Net assets, end of period	$8,300,908	$2,276,874		$292,450,742	$46,167,435
Ratio of net expenses to average net assets:
Before expense reimbursement	3.57%[3]	7.00%[3]		1.53%	2.26%[3]
After expense reimbursement	1.75%[3]	1.75%[3]		1.62%	1.75%[3]
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	1.48%[3]	(2.39)%[3]		(0.06)%	1.56%[3]
After expense reimbursement	3.30%[3]	2.86%[3]		(0.03)%	2.07%[3]
Portfolio turnover rate[5]	0%	1,259%		268%	861%

[1]	Commencement of Operations.
[2]	Not Annualized.
[3]	Annualized.
[4]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[5]
Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, futures contracts and repurchase agreements are deemed short-term securities. The Fund’s investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

[6]	The Adviser made voluntary contributions to reduce the tracking error. If the contributions had not been made, the total return for the Japan Bull Fund would have been lower by 1.05%.

	Dollar Bear 2.5X Fund		Mid Cap Bull 2.5X Fund
	Investor Class		Investor Class
	Six Months Ended October 31, 2007	June 12, 2006[1] to	Six Months Ended October 31, 2007	May 2, 2006[1] to
	(Unaudited)	April 30, 2007	(Unaudited)	April 30, 2007
Per share data:
Net asset value, beginning of period	$22.16	$20.00	$23.28	$20.00

Income (loss) from investment operations:
Net investment income (loss)[4]	0.38	0.60	0.29	0.55
Net realized and unrealized gain (loss) on investments	3.17	1.64	0.47	2.73

Total from investment operations	3.55	2.24	0.76	3.28

Less distributions:
Dividends from net investment income	-	(0.05)	-	-
Distributions from realized gains	-	(0.03)	-	-
Total distributions	-	(0.08)	-	-

Net asset value, end of period	$25.71	$22.16	$24.04	$23.28

Total return	16.02%	11.22%[2,6]	3.26%	16.40%[2]

Supplemental data and ratios:
Net assets, end of period	$17,893,722	$2,794,759	$5,229,892	$8,364,607
Ratio of net expenses to average net assets:
Before expense reimbursement	3.46%	6.54%[3]	2.59%	4.57%[3]
After expense reimbursement	1.75%	1.75%[3]	1.75%	1.75%[3]
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	1.58%	(1.55)%[3]	1.56%	(0.09)%[3]
After expense reimbursement	3.29%	3.24%[3]	2.40%	2.73%[3]
Portfolio turnover rate[5]	0%	0%	0%	2,617%
[1]	Commencement of Operations.
[2]	Not Annualized.
[3]	Annualized.
[4]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[5]
Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, futures contracts and repurchase agreements are deemed short-term securities. The Fund’s investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

[6]	The Adviser made voluntary contributions to reduce the tracking error. If the contributions had not been made, the total return for the Dollar Bear 2.5X Fund would have been lower by 0.25%.

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•	Account applications or other forms on which you provide information,
•	Mail, e-mail, the telephone and our website, and
•	Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•	As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.
•	We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders’ nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

Not a part of the Prospectus.

PN-1

PROSPECTUS
_______, 2008

Investor Class
Service Class

[DIREXION LOGO]
33 Whitehall Street, 10th Floor
New York, New York 10004

(800) 851-0511

MORE INFORMATION ON THE DIREXION FUNDS

Statement of Additional Information (“SAI”):
The Funds’ SAI contains more information on the Funds and their investment policies. The SAI is incorporated in this Prospectus by reference (meaning it is legally part of this Prospectus). A current SAI is on file with the Securities and Exchange Commission (“SEC”).

Annual and Semi-Annual Reports to Shareholders:
The Funds’ reports provide additional information on their investment holdings, performance data and a letter discussing the market conditions and investment strategies that significantly affected the Funds’ performance during that period.

To Obtain the SAI or Fund Reports Free of Charge:

Write to:	Direxion Funds
P.O. Box 1993
Milwaukee, Wisconsin 53201-1993

Call:	(800) 851-0511

By Internet:	www.direxionfunds.com

These documents and other information about the Funds can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Funds may be viewed on screen or downloaded from the EDGAR Database on the SEC’s Internet web site at http://www.sec.gov. Copies of these documents may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Rafferty Capital Markets, LLC, Distributor
59 Hilton Avenue
Garden City, New York 11530

SEC File Number: 811-8243

DIREXION FUNDS
STATEMENT OF ADDITIONAL INFORMATION

33 Whitehall Street, 10th Floor
New York, New York 10004
(800) 851-0511

The Direxion Funds (the “Trust”) is a management investment company, or mutual fund that offers shares of a variety of investment portfolios to the public.  This Statement of Additional Information (“SAI”) relates to the Investor Class and Service Class Shares of the investment portfolios of the Trust listed below, except that the NASDAQ-100® Bull 1.25X Fund (formerly OTC Plus Fund), Dow 30SM Bull 1.25X Fund (formerly Dow 30SM Plus Fund), Dynamic HY Bond Fund and HY Bear Fund do not currently offer Service Class shares, (each a “Fund,” together, the “Funds”).

The Funds, other than the Commodity Trends Strategy Fund, are designed principally for experienced investors who intend to follow an asset allocation strategy.  These Funds are not designed for inexperienced or less sophisticated investors.  Other than the Dynamic HY Bond Fund, the HY Bear Fund, EM Debt Bull Fund, EM Debt Bear Fund and the U.S. Government Money Market Fund, these Funds attempt to provide daily investment results that correspond to a specific index or benchmark on a given day.  Other than the EM Debt Bull Fund, the Funds with the word “Bull” in their name (the “Bull Funds”) attempt to provide investment results that correlate positively to an index or benchmark.  Other than the EM Debt Bear Fund, the Funds with the word “Bear” in their name (the “Bear Funds”) attempt to provide investment results that correlate negatively to the return of an index or benchmark.

BULL FUNDS	BEAR FUNDS
S&P 500® Bull 2.5X Fund	S&P 500® Bear 2.5X Fund
NASDAQ-100® Bull 2.5X Fund	NASDAQ-100® Bear 2.5X Fund
Mid Cap Bull 2.5X Fund	Mid Cap Bear 2.5X Fund
Small Cap Bull 2.5X Fund (formerly Small Cap Plus Fund)	Small Cap Bear 2.5X Fund (formerly Small Cap/Short Fund)
Equity Income Bull 2.5X Fund	Equity Income Bear 2.5X Fund
NASDAQ-100® Bull 1.25X Fund (formerly OTC Plus Fund)
Dow 30SM Bull 1.25X Fund (formerly Dow 30SM Plus Fund)
Dollar Bull 2.5X Fund	Dollar Bear 2.5X Fund
Japan Bull 2X Fund	Japan Bear 2X Fund
Emerging Markets Bull 2X Fund (formerly Emerging Markets Plus Fund)	Emerging Markets Bear 2X Fund (formerly Emerging Markets Short Fund)
Developed Markets Bull 2X Fund (formerly Developed Markets Plus Fund)	Developed Markets Bear 2X Fund (formerly Developed Markets Short Fund)
Latin America Bull 2X Fund	Latin America Bear 2X Fund
BRIC Bull 2X Fund	BRIC Bear 2X Fund
Brazil Bull 2X Fund	Brazil Bear 2X Fund
China Bull 2X Fund	China Bear 2X Fund
India Bull 2X Fund	India Bear 2X Fund
Russia Bull 2X Fund	Russia Bear 2X Fund
EM Debt Bull Fund	EM Debt Bear Fund
Commodity Trends Strategy Fund
Clean Energy Bull 2X Fund	Clean Energy Bear 2X Fund
Real Estate Bull 2X Fund	Real Estate Bear 2X Fund (formerly Short Real Estate Fund)
Commodity Bull 2X Fund (formerly Commodity Bull Fund)	Commodity Bear 2X Fund
Biotech Bull 2X Fund	Biotech Bear 2X Fund
Oil & Gas Bull 2X Fund	Oil & Gas Bear 2X Fund
Precious Metals Bull 2X Fund	Precious Metals Bear 2X Fund
Healthcare Bull 2X Fund	Healthcare Bear 2X Fund
Financial Bull 2X Fund	Financial Bear 2X Fund
10 Year Note Bull 2.5X Fund	10 Year Note Bear 2.5X Fund
Dynamic HY Bond Fund	HY Bear Fund
U.S. Government Money Market Fund

The Trust also offers the U.S. Government Money Market Fund (the “Money Market Fund”), which seeks security of principal, current income and liquidity by investing primarily in money market instruments issued or guaranteed, as to principal and interest, by the U.S. government, its agencies or instrumentalities.  The Money Market Fund seeks to maintain a constant $1.00 net asset value per share, although this cannot be assured.  Shares of the Money Market Fund are not deposits or obligations, or guaranteed or endorsed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.  An investment in the Money Market Fund is neither insured nor guaranteed by the United States government.

This SAI, dated _____, 2008, is not a prospectus.  It should be read in conjunction with the Funds’ Prospectus dated _____, 2008.  This SAI is incorporated herein by reference into the Funds’ Prospectus.  In other words, it is legally part of the Funds’ Prospectus.  To receive a copy of the Prospectus, without charge, write or call the Trust at the address or telephone number listed above.
Dated: _____, 2008

TABLE OF CONTENTS
Page

THE DIREXION FUNDS	1

CLASSIFICATION OF THE FUNDS	2

INVESTMENT POLICIES AND TECHNIQUES	2

American Depositary Receipts (“ADRs”)	4
Asset-Backed Securities	4
Bank Obligations	4
Corporate Debt Securities	5
Equity Securities	6
Foreign Currencies	6
Foreign Securities	9
Illiquid Investments and Restricted Securities	10
Indexed Securities	11
Interest Rate Swaps	12
Junk Bonds	12
Mortgage-Backed Securities	12
Municipal Obligations	14
Options, Futures and Other Strategies	14
Other Investment Companies	19
Repurchase Agreements	20
Reverse Repurchase Agreements	20
Short Sales	21
Swap Agreements	21
Unrated Debt Securities	22
U.S. Government Securities	22
Zero-Coupon, Payment-In-Kind and Strip Securities	23
Other Investment Risks and Practices	23
Risk of Tracking Error	25

INVESTMENT RESTRICTIONS	25

PORTFOLIO TRANSACTIONS AND BROKERAGE	28

PORTFOLIO HOLDINGS INFORMATION	31

MANAGEMENT OF THE TRUST	32

Trustees and Officers	32
Principal Shareholders, Control Persons and Management Ownership	46
Investment Adviser	55
Portfolio Manager	58
Portfolio Manager	59
Proxy Voting Policies and Procedures	60
Fund Administrator, Fund Accountant, Transfer Agent and Custodian	60
Distributor	62
Distribution Plan and Service Fees	62
Independent Registered Public Accounting Firm	64

DETERMINATION OF NET ASSET VALUE	64

REDEMPTIONS	66

Redemption In-Kind	66
Redemptions by Telephone	66
Receiving Payment	66
Anti-Money Laundering	67

EXCHANGE PRIVILEGE	68

i

SHAREHOLDER AND OTHER INFORMATION	68

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES	68

Taxes	68

FINANCIAL STATEMENTS	73

APPENDIX A: DESCRIPTION OF CORPORATE BOND RATINGS	A-1

APPENDIX B	B-1

ii

THE DIREXION FUNDS

The Trust is a Massachusetts business trust organized on June 6, 1997 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust currently consists of numerous separate series.  On April 28, 2006, the Trust changed its name to the Direxion Funds.  Prior to that date, the Trust was known as the Potomac Funds.

This SAI relates to the Investor Class Shares of all Funds and the Service Class Shares of all Funds except the NASDAQ-100® Bull 1.25X Fund (formerly OTC Plus Fund), Dow 30SM Bull 1.25X Fund (formerly Dow 30SM Plus Fund), Dynamic HY Bond Fund and HY Bear Fund which do not currently offer Service Class shares.  Except for the EM Debt Bull Fund, EM Debt Bear Fund, U.S. Government Money Market Fund, Dynamic HY Bond Fund and the HY Bear Fund, the Funds described in this SAI seek to provide daily investment results, before fees and expenses, which correspond to the performance of a particular index or benchmark.  Except for the EM Debt Bull Fund, the Funds with the word “Bull” in their name (collectively, the “Bull Funds”) attempt to provide investment results that correlate positively to the return of an index or benchmark, meaning the Bull Funds attempt to move in the same direction as the target index or benchmark.  Except for the EM Debt Bear Fund and HY Bear Fund, the Funds with the word “Bear” in their name (collectively, the “Bear Funds”) attempt to provide investment results that correlate negatively to the return of an index or benchmark, meaning that the Bear Funds attempt to move in the opposite or inverse direction of the target index or benchmark.

The correlations sought by the Bull Funds and the Bear Funds are generally a multiple of the returns of the target index or benchmark.  For instance, the benchmark for the S&P 500® Bull 2.5X Fund is 250% of the daily price performance of the S&P 500® Index, while the benchmark for the S&P 500® Bear 2.5X Fund is 250% of the inverse, or opposite, of the daily price performance of the S&P 500® Index.  If, on a given day, the S&P 500® Index gains 1%, the S&P 500® Bull 2.5X Fund is designed to gain approximately 2.5% (which is equal to 250% of 1%), while the S&P 500® Bear 2.5X Fund is designed to lose approximately 2.5%.  Conversely, if the S&P 500® Index loses 1% on a given day, the S&P 500® Bull 2.5X Fund is designed to lose approximately 2.5%, while the S&P 500® Bear 2.5X Fund is designed to gain approximately 2.5%.

The EM Debt Bull Fund and the EM Debt Bear Fund (the “EM Debt Funds”) are actively managed Funds which do not seek to provide returns which are a multiple of the returns of the target index or benchmark.  The EM Debt Bull Fund seeks to maximize total return (income plus capital appreciation) by investing primarily in debt instruments, including high yield debt instruments (commonly referred to as “junk bonds”) or derivatives of such instruments, of issuers that are economically tied to countries with emerging securities markets (“EM Debt”).  The EM Debt Bear Fund seeks to profit from a decline in the value of EM Debt by creating short positions in such instruments and derivatives of such instruments.  The term “bear” is used in the financial markets to describe a market which is declining in value.  Generally, “bear” mutual funds attempt to profit from anticipated declines in the value of a security, industry, or market and may use aggressive techniques like selling short in pursuit of their objectives.

The Dynamic HY Bond Fund and the HY Bear Fund (the “HY Funds”) are actively managed Funds which do not seek to provide returns which are a multiple of the returns of the target index or benchmark.  The Dynamic HY Bond Fund seeks to maximize total return (income plus capital appreciation) by investing primarily in debt instruments, including convertible securities, and derivatives of such instruments, with an emphasis on lower-quality debt instruments.  The HY Bear Fund seeks to profit from a decline in the value of lower-quality debt instruments by creating short positions in such instruments and derivatives of such instruments.  The term “bear” is used in the financial markets to describe a market which is declining in value.  Generally, “bear” mutual funds attempt to profit from anticipated declines in the value of a security, industry, or market and may use aggressive techniques like selling short in pursuit of their objectives.

The Funds, other than the Commodity Trends Strategy Fund, are designed principally for experienced investors seeking an asset allocation vehicle.  The Funds may be used independently or in combination with each other as part of an overall strategy.  Investor Class shares are designed for sale directly to investors without a sales charge.  Service Class shares are made available through investment advisers, banks, trust companies or other authorized representatives without a sales charge.  Both the Investor Class and the Service Class are subject to fees under Rule 12b-1 fee and a separate shareholder services fee.  The Commodity Trends Strategy Fund is not suitable for purchase by active investors.  The Commodity Trends Strategy Fund is intended for long-term investment purposes only and imposes a 1.00% redemption fee on Fund shares redeemed within ninety (90) days of the date of purchase.

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CLASSIFICATION OF THE FUNDS

Each Fund (other than the Money Market Fund) is a “non-diversified” series of the Trust pursuant to the 1940 Act.  A Fund is considered “non-diversified” because a relatively high percentage of its assets may be invested in the securities of a limited number of issuers.  To the extent that a Fund assumes large positions in the securities of a small number of issuers, the Fund’s net asset value (“NAV”) may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

Each Fund’s classification as a “non-diversified” series means that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.  Each Fund, however, intends to meet certain tax-related diversification standards at the end of each quarter of its taxable year.

INVESTMENT POLICIES AND TECHNIQUES

In general, each Fund (other than the Money Market Fund) invests at least 80% of its net assets (plus any borrowings for investment purposes) in a manner designed to provide investment returns that correspond to a multiple of its index or benchmark.  In particular, the Funds below seek the following investment results as compared to their indices or benchmarks:

Fund	Index or Benchmark	Daily Target
S&P 500® Bull 2.5X Fund	S&P 500®	250%
S&P 500® Bear 2.5X Fund		-250%
NASDAQ-100® Bull 2.5X Fund	NASDAQ-100®	250%
NASDAQ-100® Bear 2.5X Fund		-250%
NASDAQ-100® Bull 1.25X Fund (formerly OTC Plus Fund)		125%
Mid Cap Bull 2.5X Fund	S&P® MidCap 400	250%
Mid Cap Bear 2.5X Fund		-250%
Small Cap Bull 2.5X Fund (formerly Small Cap Plus Fund)	Russell 2000®	250%
Small Cap Bear 2.5X Fund (formerly Small Cap/Short Fund)		-250%
Dow 30SM Bull 1.25X Fund (formerly Dow 30SM Plus Fund)	Dow Jones Industrial Average	125%
Equity Income Bull 2.5X Fund	Dow Jones Select DividendSM	250%
Equity Income Bear 2.5X Fund		-250%
Dollar Bull 2.5X Fund	U.S. Dollar®	250%
Dollar Bear 2.5X Fund		-250%
Japan Bull 2X Fund	Nikkei® 225	200%
Japan Bear 2X Fund		-200%
BRIC Bull 2X Fund	S&P® BRIC 40 Index	200%
BRIC Bear 2X Fund		-200%
Brazil Bull 2X Fund	MSCI® Brazil Index	200%
Brazil Bear 2X Fund		-200%
China Bull 2X Fund	FTSE/Xinhua China 25 Index	200%
China Bear 2X Fund		-200%

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Fund	Index or Benchmark	Daily Target
India Bull 2X Fund	MSCI® India Index	200%
India Bear 2X Fund		-200%
Russia Bull 2X Fund	DAXglobal® Russia Index	200%
Russia Bear 2X Fund		-200%
Emerging Markets Bull 2X Fund (formerly Emerging Markets Plus Fund)	MSCI Emerging MarketsSM	200%
Emerging Markets Bear 2X Fund (formerly Emerging Markets Short Fund)		-200%
Developed Markets Bull 2X Fund (formerly Developed Markets Plus Fund)	MSCI EAFE®	200%
Developed Market Bear 2X Fund (formerly Developed Markets Short Fund)		-200%
Latin America Bull 2X Fund	S&P® Latin America 40	200%
Latin America Bear 2X Fund		-200%
Commodity Trends Strategy Fund	S&P® Commodity Trends Indicator	100%
Clean Energy Bull 2X Fund	Wilder Hill New Energy Global Innovation Index	200%
Clean Energy Bear 2X Fund		200%
Real Estate Bull 2X Fund	Dow Jones U.S. Real Estate	200%
Real Estate Bear 2X Fund (formerly Short Real Estate Fund)		-200%
Commodity Bull 2X Fund (formerly Commodity Bull Fund)	Morgan Stanley® Commodity Related	200%
Commodity Bear 2X Fund		-200%
Biotech Bull 2X Fund	Biotech HOLDRs	200%
Biotech Bear 2X Fund		-200%
Oil & Gas Bull 2X Fund	Energy Select Sector	200%
Oil & Gas Bear 2X Fund		-200%
Precious Metals Bull 2X Fund	Dow Jones Precious Metals	200%
Precious Metals Bear 2X Fund		-200%
Healthcare Bull 2X Fund	Health Care Select Sector	200%
Healthcare Bear 2X Fund		-200%
Financial Bull 2X Fund	Financial Select Sector	200%
Financial Bear 2X Fund		-200%
10 Year Note Bull 2.5X Fund	10 Year Treasury Note	250%
10 Year Note Bear 2.5X Fund		-250%

The Commodity Trends Strategy Fund may invest up to 25% of its total assets in a wholly-owned subsidiary organized under the laws of the Cayman Islands (“Subsidiary”), whose registered office is located at [     ].  The Fund is currently the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.

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The Commodity Trends Strategy Fund will invest in the Subsidiary in order to gain exposure to the investment returns of the commodities markets within the limitations of the federal tax law requirements applicable to regulated investment companies.  The Subsidiary will invest principally in commodity and financial futures, options and swap contracts, as well as certain fixed-income investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions.  Unlike the Commodity Trends Strategy Fund, the Subsidiary may invest without limitation in commodity-linked derivatives, though the Subsidiary will comply with the same Investment Company Act of 1940 (“1940 Act”) asset coverage requirements with respect to its investments in commodity-linked derivatives that apply to the Commodity Trends Strategy Fund’s transactions in these instruments.  The Subsidiary otherwise is subject to the same fundamental and non-fundamental investment restrictions as the Commodity Trends Strategy Fund.  Accordingly, references in this SAI to the Commodity Trends Strategy Fund may also include the Subsidiary.

The Subsidiary is not registered with the Securities and Exchange Commission (“SEC”) as an investment company under the 1940 Act.  The Subsidiary has a board of directors that oversees its activities.  The Subsidiary has entered into a separate investment advisory agreement with Rafferty and pays Rafferty a fee for its services.  The Subsidiary also has entered into separate agreements with the Fund’s service providers for the provision of administrative, accounting, transfer agency and custody services.

American Depositary Receipts (“ADRs”)

A Fund may invest in ADRs.  ADRs are U.S. dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  ADRs are receipts typically issued by United States banks and trust companies that evidence ownership of underlying securities issued by a foreign corporation.  ADRs include ordinary shares and New York shares (shares issued by non-U.S. companies that are listed on a U.S. securities exchange).  ADRs may be purchased through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.  ADRs are not necessarily denominated in the same currency as the underlying securities to which they may be connected.  Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use outside the United States.  For investment purposes, ADRs are not considered to be foreign securities by the Funds.

Asset-Backed Securities

A Fund may invest in asset-backed securities of any rating or maturity.  Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement).  Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term.  The securities are then privately placed or publicly offered.  Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement.  Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets.  The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value.  Value is also affected if any credit enhancement has been exhausted.

Bank Obligations

Money Market Instruments.  The Funds may invest in bankers’ acceptances, certificates of deposit, demand and time deposits, savings shares and commercial paper of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus, and undivided profits of over $100 million as of the close of their most recent fiscal year, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”).  The Funds also may invest in high quality, short-term, corporate debt obligations, including variable rate demand notes, having a maturity of one year or less.  Because there is no secondary trading market in demand notes, the inability of the issuer to make required payments could impact adversely a Fund’s ability to resell when it deems advisable to do so.

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A Fund may invest in foreign money market instruments, which typically involve more risk that investing in U.S. money market instruments.  See “Foreign Securities” below.  These risks include, among others, higher brokerage commissions, less public information, and less liquid markets in which to sell and meet large shareholder redemption requests.

Bankers’ Acceptances.  Bankers’ acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods.  They are termed “accepted” when a bank writes on the draft its agreement to pay it at maturity, using the word “accepted.”  The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity.

Certificates of Deposit (“CDs”).  The FDIC is an agency of the U.S. government that insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit.  The interest on such deposits may not be insured to the extent this limit is exceeded.  Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more without regard to the interest rate ceilings on other deposits.  To remain fully insured, these investments must be limited to $100,000 per insured bank or savings and loan association.

Commercial Paper.  Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof.  A Fund may invest in commercial paper rated A-l or A-2 by Standard & Poor’s® Ratings Group (“S&P®”) or Prime-1 or Prime-2 by Moody’s Investors Services®, Inc. (“Moody’s”), and in other lower quality commercial paper.

Corporate Debt Securities

A Fund may invest in investment grade corporate debt securities of any rating or maturity.  Investment grade corporate bonds are those rated BBB or better by S&P® or Baa or better by Moody’s.  Securities rated BBB by S&P® are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics.  See Appendix A for a description of corporate bond ratings.  A Fund may also invest in unrated securities.

Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies.  Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status.  Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations.  Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles.  For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk.  On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk.  Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.  Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.  The credit risk of a particular issuer’s debt security may vary based on its priority for repayment.  For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities.  This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities.  In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities.  Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise.  In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

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Equity Securities

Common Stocks.  A Fund may invest in common stocks.  Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied.  Common stocks generally have voting rights.  Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Convertible Securities.  A Fund may invest in convertible securities that may be considered high yield securities.  Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged.  While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.  The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline.  While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.  When investing in convertible securities, a Fund may invest in the lowest credit rating category.

Preferred Stock.  A Fund may invest in preferred stock. A preferred stock blends the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited.  Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved.  Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.  When investing in preferred stocks, a Fund may invest in the lowest credit rating category.

Warrants and Rights.  A Fund may purchase warrants and rights, which are instruments that permit a Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock.  Warrants may be either perpetual or of limited duration, but they usually do not have voting rights or pay dividends.  The market price of warrants is usually significantly less than the current price of the underlying stock.  Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

Foreign Currencies

A Fund may invest directly and indirectly in foreign currencies.  Investments in foreign currencies are subject to numerous risks not least being the fluctuation of foreign currency exchange rates with respect to the U.S. dollar.  Exchange rates fluctuate for a number of reasons.

Inflation.  Exchange rates change to reflect changes in a currency’s buying power.  Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.

Trade Deficits.  Countries with trade deficits tend to experience a depreciating currency.  Inflation may be the cause of a trade deficit, making a country’s goods more expensive and less competitive and so reducing demand for its currency.

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Interest Rates.  High interest rates may raise currency values in the short term by making such currencies more attractive to investors.  However, since high interest rates are often the result of high inflation, long-term results may be the opposite.

Budget Deficits and Low Savings Rates.  Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits.  Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation.  Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measure to cope with its deficits and debt.

Political Factors.  Political instability in a country can cause a currency to depreciate.  Demand for a certain currency may fall if a country appears a less desirable place in which to invest and do business.

Government Control.  Through their own buying and selling of currencies, the world’s central banks sometimes manipulate exchange rate movements.  In addition, governments occasionally issue statements to influence people’s expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal.

The value of a Fund’s investments is calculated in U.S. dollars each day that the New York Stock Exchange is open for business.  As a result, to the extent that the a Fund’s assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. dollar, a Fund’s NAV per share as expressed in U.S. dollars (and, therefore, the value of your investment) should increase.  If the U.S. dollar appreciates relative to the other currencies, the opposite should occur.

The currency-related gains and losses experienced by the a Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. dollars.  Gains or losses on shares of the a Fund will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. dollars, in relation to the original U.S. dollar purchase price of the shares.  The amount of appreciation or depreciation in the a Fund’s assets also will be affected by the net investment income generated by the money market instruments in which each Fund invests and by changes in the value of the securities that are unrelated to changes in currency exchange rates.

A Fund may incur currency exchange costs when it sells instruments denominated in one currency and buy instruments denominated in another.

Currency Transactions.  A Fund conducts currency exchange transactions on a spot basis.  Currency transactions made on a spot basis are for cash at the spot rate prevailing in the currency exchange market for buying or selling currency.  A Fund also enters into forward currency contracts.  See “Options, Futures and Other Strategies” below.  A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

A Fund may invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument.  This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the Adviser is trying to duplicate.  For example, the combination of U.S. dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself.  Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.

A Fund may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging).  Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of a Fund in connection with the purchase and sale of portfolio securities.  Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.

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A Fund may use forward currency contracts for position hedging if consistent with its policy of trying to expose its net assets to foreign currencies.  A Fund is not required to enter into forward currency contracts for hedging purposes and it is possible that a Fund may not be able to hedge against a currency devaluation that is so generally anticipated that a Fund is unable to contract to sell the currency at a price above the devaluation level it anticipates. It also is possible, under certain circumstances, that a Fund may have to limit its currency transactions to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (“Code”).

A Fund currently does not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of its portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating it to buy, on the same maturity date, the same amount of the currency.  If a Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.

If a Fund engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in forward currency contract prices.  If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, a Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy.  If forward prices go up, a Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

Since a Fund invests in money market instruments denominated in foreign currencies, it may hold foreign currencies pending investment or conversion into U.S. dollars.  Although a Fund values its assets daily in U.S. dollars, it does not convert its holdings of foreign currencies into U.S. dollars on a daily basis.  A Fund will convert its holdings from time to time, however, and incur the costs of currency conversion.  Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies.  Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, and offer to buy the currency at a lower rate if a Fund tries to resell the currency to the dealer.

Foreign Currency Options.  A Fund may invest in foreign currency-denominated securities and may buy or sell put and call options on foreign currencies.  A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market.  A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires.  A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires.  Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Foreign Currency Exchange-Related Securities.

Foreign currency warrants.  Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant.  Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.  Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace.  Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the Euro.  The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs.  In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.  The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

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Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”).  Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets.  The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal exchange rate linked securities.  Principal exchange rate linked securities (“PERLsSM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time.  The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency.  Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market).  Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance indexed paper.  Performance indexed paper (“PIPsSM”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements.  The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity).  The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Foreign Securities

A Fund may have both direct and indirect exposure through investments in stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices to foreign securities.  In most cases, the best available market for foreign securities will be on exchanges or in over-the-counter (“OTC”) markets located outside the United States.

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Investing in foreign securities carries political and economic risks distinct from those associated with investing in the United States.  Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on or delays in the removal of funds or other assets of a fund, political or financial instability or diplomatic and other developments that could affect such investments.  Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or to convert currency into U.S. dollars.  There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises.  Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments.

Hybrid Instruments

A Fund may invest in hybrid instruments.  A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”).  The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.  A hybrid could be, for example, a bond issued by an oil company that pays a small base level of interest, in addition to interest that accrues when oil prices exceed a certain predetermined level.  Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return.  Hybrids may not bear interest or pay dividends.  The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark.  These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid.  Under certain conditions, the redemption value of a hybrid could be zero.  Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest.  The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids.  These risks may cause significant fluctuations in the NAV of a Fund.

Certain hybrid instruments may provide exposure to the commodities markets.  These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments.  Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics.  A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.  A Fund will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act.  As a result, a Fund’s investment in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Illiquid Investments and Restricted Securities

Each Fund may purchase and hold illiquid investments.  No Fund, nor the Subsidiary, will purchase or otherwise acquire any security if, as a result, more than 15% (10% for the Money Market Fund) of its net assets (taken at current value) would be invested in investments that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.  This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”), which the Board of Trustees (“Board” or “Trustees”) or Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”), the Funds’ investment adviser, has determined under Board-approved guidelines are liquid.  No Fund, however, currently anticipates investing in such restricted securities.

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The term “illiquid investments” for this purpose means investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the investments.  Investments currently considered to be illiquid include:  (1) repurchase agreements not terminable within seven days; (2) securities for which market quotations are not readily available; (3) over-the-counter (“OTC”) options and their underlying collateral; (4) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand; and (5) restricted securities not determined to be liquid pursuant to guidelines established by the Board; and (6) in certain circumstances, securities involved in swap, cap, floor or collar transactions.  The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that a Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement.  The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

A Fund may not be able to sell illiquid investments when Rafferty considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid.  In addition, the sale of illiquid investments may require more time and result in higher dealer discounts and other selling expenses than does the sale of investments that are not illiquid.  Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investment in illiquid investments may have an adverse impact on NAV.

Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.  Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders.  An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities, and a Fund may be unable to dispose of such securities promptly or at reasonable prices.

Indexed Securities

A Fund may purchase indexed securities, which are securities, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators, consistent with its investment objective.  Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.  Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad.  At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Indexed securities may be more volatile than the underlying instruments.  Certain indexed securities that are not traded on an established market may be deemed illiquid.  See “Illiquid Investments and Restricted Securities” above.

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Interest Rate Swaps

A Fund may enter into interest rate swaps for hedging purposes and non-hedging purposes.  Since swaps are entered into for good faith hedging purposes or are offset by a segregated account maintained by an approved custodian, Rafferty believes that swaps do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.  The net amount of the excess, if any, of a Fund’s obligations over its entitlement with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or other liquid securities having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by each Fund’s custodian.  A Fund will not enter into any interest rate swap unless Rafferty believes that the other party to the transaction is creditworthy.  If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreement.  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

Junk Bonds

A Fund may invest in lower-rated debt securities, including securities in the lowest credit rating category, of any maturity, often called “junk bonds.”

Junk bonds generally offer a higher current yield than that available for higher-grade issues.  However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates.  During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion.  At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties.  As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default.  There can be no assurance that such declines will not recur.

The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets.  Adverse publicity and investor perceptions, whether based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.  Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments.  A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase.  However, Rafferty will monitor the investment to determine whether continued investment in the security will assist in meeting a Fund’s investment objective.

Mortgage-Backed Securities

A Fund may invest in mortgage-backed securities.  A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.

Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae®” or “GNMA”), Federal National Mortgage Association (“Fannie Mae®” or “FNMA”) or Federal Home Loan Mortgage Corporation (“Freddie Mac®” or “FHLMC”), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development.  It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities.  FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgages backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. The FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees.  The corporation’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of principal and interest only by the FHLMC.

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Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.  The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”).  Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities.  Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid.  Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis.  The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways.  Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities.  A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. government.  SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets.  A Fund will only invest in SMBS whose mortgage assets are U.S. government obligations.  A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal.  If the underlying mortgage assets experience greater than anticipated prepayments of principal, each Fund may fail to fully recoup its initial investment in these securities.  The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk.  Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield.  Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower.  Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise.  Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.  Market risk reflects the risk that the price of a security may fluctuate over time.  The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue.  In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.  Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations.  Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government.  The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.  With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

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Municipal Obligations

A Fund may invest in municipal obligations.  In addition to the usual risks associated with investing for income, the value of municipal obligations can be affected by changes in the actual or perceived credit quality of the issuers.  The credit quality of a municipal obligation can be affected by, among other factors:  a) the financial condition of the issuer or guarantor; b) the issuer’s future borrowing plans and sources of revenue; c) the economic feasibility of the revenue bond project or general borrowing purpose; d) political or economic developments in the region or jurisdiction where the security is issued; and e) the liquidity of the security.  Because municipal obligations are generally traded over the counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security.  The liquidity of some municipal issues can be enhanced by demand features, which enable a Fund to demand payment from the issuer or a financial intermediary on short notice.

Options, Futures and Other Strategies

General.  A Fund may use certain options (traded on an exchange and OTC, or otherwise), futures contracts (sometimes referred to as “futures”) and options on futures contracts (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”).  In addition, a Fund’s ability to use Financial Instruments will be limited by tax considerations.  See “Dividends, Other Distributions and Taxes.”  Pursuant to a claim for exemption filed with the National Futures Association on behalf of each Fund, each Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

In addition to the instruments, strategies and risks described below and in the Prospectus, Rafferty may discover additional opportunities in connection with Financial Instruments and other similar or related techniques.  These new opportunities may become available as Rafferty develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed.  Rafferty may utilize these opportunities to the extent that they are consistent with a Fund’s investment objective and permitted by a Fund’s investment limitations and applicable regulatory authorities.  A Fund’s Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks.  The use of Financial Instruments involves special considerations and risks, certain of which are described below.  Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1)           Successful use of most Financial Instruments depends upon Rafferty’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities.  The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion.  Due to the possibility of distortion, a correct forecast of stock market trends by Rafferty may still not result in a successful transaction.  Rafferty may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

(2)           Options and futures prices can diverge from the prices of their underlying instruments.  Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way.  Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(3)           As described below, a Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options).  If a Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured.  These requirements might impair a Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that a Fund sell a portfolio security at a disadvantageous time.  A Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position.  Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

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(4)           Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by a Fund on options transactions.

Cover.  Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party.  A Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.  Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, U.S. Bank, N.A. (“Custodian”), in the prescribed amount as determined daily.  The Subsidiary will comply with SEC guidelines regarding cover for Financial Instruments to the same extent as the Commodity Trends Strategy Fund.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets.  As a result, the commitment of a large portion of a Fund’s assets to cover or accounts could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

Options.  The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions.  Options that expire unexercised have no value.  Options currently are traded on the Chicago Board Options Exchange® (“CBOE®”), the American Stock Exchange® (the “AMEX®”) and other exchanges, as well as the OTC markets.

By buying a call option on a security, a Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price.  By writing (selling) a call option and receiving a premium, a Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised.  By buying a put option, a Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price.  By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction.  For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction.  Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction.  Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities.  Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction.  In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee.  Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option.  Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.

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A Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market.  However, there can be no assurance that such a market will exist at any particular time.  Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists.  There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration.  In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.  The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because a Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Risks of Options on Currencies, Securities and Commodities.  Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction.  In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee.  Thus, when a Fund purchases an OTC option, it relies on the counterparty from which it purchased the option to make or take delivery of the underlying investment upon exercise of the option.  Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market.  However, there can be no assurance that such a market will exist at any particular time.  Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists.  There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration.  In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.  The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because a Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices.  An index fluctuates with changes in the market values of the securities included in the index.  Options on indices give the holder the right to receive an amount of cash upon exercise of the option.  Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option.  Some stock index options are based on a broad market index such as the S&P 500® Index, the NYSE Composite Index or the AMEX® Major Market Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers).  Under these limitations, option positions of all investment companies advised by Rafferty are combined for purposes of these limits.  Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions.  These positions limits may restrict the number of listed options that a Fund may buy or sell.

Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts.  When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from a Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call.  The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total value for each point of such difference.  When a Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above.  When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon a Fund’s exercise of the put, to deliver to a Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls.  When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require a Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

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Risks of Options on Indices.  If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change.  If such a change causes the exercised option to fall out-of-the-money, a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract.  While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Futures Contracts and Options on Futures Contracts.  A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract.  An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of the underlying securities in the index is made.

When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option.  If a Fund writes a call, it assumes a short futures position.  If it writes a put, it assumes a long futures position.  When a Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether a Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index.  The extent of a Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited.  A Fund only purchase and sell futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract.  Instead, at the inception of a futures contract a Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value.  Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules.  Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied.  Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.”  Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures commission merchant.  When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk.  In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements.  If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

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Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold.  Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market.  However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time.  In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit.  Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses.  A Fund would continue to be subject to market risk with respect to the position.  In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon.  The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets.  Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.  Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Risks Associated with Commodity Futures Contracts.  Commodity futures contracts are agreements pursuant to which one party agrees to purchase an asset from the other party at a price and quantity agreed-upon when the contract is made.  In addition to the risks associated with futures contracts, there are certain additional risks associated with transactions in commodity futures contracts.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity.  The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity.  To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment.  In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow.  In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price.  Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity.  The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund.  If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors.  The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.  These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities.  Certain commodities are also subject to limited pricing flexibility because of supply and demand factors.  Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials.  These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities.

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Combined Positions.  A Fund may purchase and write options in combination with each other.  For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract.  Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Investment in the Subsidiary

The Commodity Trends Strategy Fund may invest up to 25% of its total assets in its Subsidiary.  The Fund will invest in the Subsidiary in order to gain exposure to the investment returns of the commodities markets within the limitations of the federal tax law requirements applicable to regulated investment companies.  The Subsidiary will invest principally in commodity and financial futures, options and swap contracts, as well as certain fixed-income investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions.  Unlike the Commodity Trends Strategy Fund, the Subsidiary may invest without limitation in commodity-linked derivatives, though the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that apply to the Commodity Trends Strategy Fund’s transactions in these instruments.  The Subsidiary otherwise is subject to the same fundamental and non-fundamental investment restrictions as the Commodity Trends Strategy Fund.  By investing in the Subsidiary, the Commodity Trends Strategy Fund may be considered to be investing indirectly in the same investments as the Subsidiary and is indirectly exposed to the risks associated with those investments.

The Subsidiary is not registered with the SEC as an investment company under the 1940 Act and is not subject to the investor protections of the 1940 Act.  As an investor in the Subsidiary, the Commodity Trends Strategy Fund will not have the same protections offered to shareholders of registered investment companies.  Because the Subsidiary is wholly-owned and controlled by the Commodity Trends Strategy Fund and both are managed by Rafferty, it is unlikely that the Subsidiary will take action in any manner contrary to the interest of the Fund or its shareholders.  Because the Subsidiary has the same investment objective and will comply with the same fundamental and non-fundamental investment policies as the Fund, Rafferty manages the Subsidiary’s portfolio in a manner similar to that of the Commodity Trends Strategy Fund.

The Fund and the Subsidiary may not be able to operate as described in this SAI in the event of changes to the laws of the United States or the Cayman Islands.  If the laws of the Cayman Islands required the Subsidiary to pay taxes to a governmental authority, the Fund would be likely to suffer decreased returns.

Other Investment Companies

A Fund may invest in the securities of other investment companies.  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.  By investing in another investment company, a Fund becomes a shareholder of that investment company.  As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with a Fund’s own operations.  A Fund intends to limit investments in securities issued by other investment companies in accordance with the 1940 Act.

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Real Estate Companies

A Fund may make investments in the securities of real estate companies, which are regarded as those which derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate; or have at least 50% of their assets in such real estate.  Such investments include common stocks (including real estate investment trust (“REIT”) shares, see “Real Estate Investment Trusts” below), rights or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents, in Rafferty’s view, a significant element of the securities’ value, and preferred stocks.

Real Estate Investment Trusts

A Fund may make investments in REITs.  REITs include equity, mortgage and hybrid REITs.  Equity REITs own real estate properties, and their revenue comes principally from rent.  Mortgage REITs loan money to real estate owners, and their revenue comes principally from interest earned on their mortgage loans.  Hybrid REITs combine characteristics of both equity and mortgage REITs.  The value of an equity REIT may be affected by changes in the value of the underlying property, while a mortgage REIT may be affected by the quality of the credit extended.  The performance of both types of REITs depends upon conditions in the real estate industry, management skills and the amount of cash flow.  The risks associated with REITs include defaults by borrowers, self-liquidation, failure to qualify as a pass-through entity under the federal tax law, failure to qualify as an exempt entity under the 1940 Act and the fact that REITs are not diversified.

Repurchase Agreements

A Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. government securities.  Repurchase agreements generally are for a short period of time, usually less than a week. Under a repurchase agreement, a Fund purchases a U.S. government security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later.  The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during a Fund’s holding period.  While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement always will be less than one year.  Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments.  No Fund may enter into such a repurchase agreement if, as a result, more than 15% (10% in the case of the Money Market Fund) of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.  See “Illiquid Investments and Restricted Securities” above.

A Fund will always receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the dollar amount invested by a Fund in each repurchase agreement.  In the event of default or bankruptcy by the seller, a Fund will liquidate those securities (whose market value, including accrued interest, must be at least 100% of the amount invested by a Fund) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to repurchase the security.  If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral.  In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited.

Reverse Repurchase Agreements

A Fund may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements.  Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a mutually agreed to price.  At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest).  Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by a Fund may decline below the price of the securities a Fund has sold but is obliged to repurchase.  If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities.  During that time, a Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted.  Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of a Fund’s limitation on borrowing.

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Short Sales

A Fund may engage in short sale transactions under which a Fund sells a security it does not own.  To complete such a transaction, a Fund must borrow the security to make delivery to the buyer.  A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by a Fund.  Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed stock, a Fund will:  (1) maintain an account containing cash or liquid assets at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the stock sold short and (b) the amount deposited in the account plus the amount deposited with the broker as collateral will not be less than the market value of the stock at the time the stock was sold short; or (2) otherwise cover a Fund’s short position.

Swap Agreements

A Fund may enter into swap agreements.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, a Fund’s current obligations (or rights) under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets.  Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Custodian that satisfies the 1940 Act.  A Fund also will establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities.

Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Fund’s illiquid investment limitations.  A Fund will not enter into any swap agreement unless Rafferty believes that the other party to the transaction is creditworthy.  A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

A Fund may enter into a swap agreement with respect to an equity market index in circumstances where Rafferty believes that it may be more cost effective or practical than buying the securities represented by such index or a futures contract or an option on such index.  The counterparty to any swap agreement will typically be a bank, investment banking firm or broker-dealer.  The counterparty will generally agree to pay a Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks.  A Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks.  Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by a Fund on the notional amount.

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The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market.  Rafferty, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Unrated Debt Securities

A Fund may also invest in unrated debt securities.  Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market.  Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds.  The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

U.S. Government Securities

A Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

U.S. government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. government.  Not all U.S. government securities are backed by the full faith and credit of the United States.  Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. government to purchase the agencies’ obligations; while others are supported only by the credit of the instrumentality.  In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

U.S. government securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years).  All such Treasury securities are backed by the full faith and credit of the United States.

U.S. government agencies and instrumentalities that issue or guarantee securities include the Federal Housing Administration, the Federal National Mortgage Association (“Fannie Mae©”), the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association (“Ginnie Mae®”), the General Services Administration, the Central Bank for Cooperatives, the Federal Home Loan Banks the Federal Home Loan Mortgage Corporation (“Freddie Mac©”), the Farm Credit Banks, the Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association (“Sallie Mae©”).

Yields on short-, intermediate- and long-term U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation.  Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields.  The market value of U.S. government securities generally varies inversely with changes in the market interest rates.  An increase in interest rates, therefore, generally would reduce the market value of a Fund’s portfolio investments in U.S. government securities, while a decline in interest rates generally would increase the market value of a Fund’s portfolio investments in these securities.

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When-Issued Securities

A Fund may enter into firm commitment agreements for the purchase of securities on a specified future date.  A Fund may purchase, for example, new issues of fixed-income instruments on a when-issued basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of transaction.  A Fund will not purchase securities on a when-issued basis if, as a result, more than 15% of its net assets would be so invested.  If a Fund enters into a firm commitment agreement, liability for the purchase price and the rights and risks of ownership of the security accrue to a Fund at the time it becomes obligated to purchase such security, although delivery and payment occur at a later date.  Accordingly, if the market price of the security should decline, the effect of such an agreement would be to obligate a Fund to purchase the security at a price above the current market price on the date of delivery and payment.  During the time a Fund is obligated to purchase such a security, it will be required to segregate assets with an approved custodian in an amount sufficient to settle the transaction.

Zero-Coupon, Payment-In-Kind and Strip Securities

A Fund may invest in zero-coupon, payment-in-kind and strip securities of any rating or maturity.  Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value, otherwise known as “original issue discount” or “OID.”  The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.  The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality.  If the issuer defaults, a Fund may not receive any return on its investment.  Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities.  Since zero-coupon security holders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than securities paying interest on a current basis.  When interest rates fall, zero-coupon securities rise more rapidly in value because the securities reflect a fixed rate of return.  An investment in zero-coupon and delayed interest securities may cause a Fund to recognize income and be required to make distributions thereof to shareholders before it receives any cash payments on its investment.  See “Dividends, Other Distributions and Taxes – Income From Zero Coupon and Payment-In-Kind Securities.”

Payment-in-kind securities allow the issuer, at its option, to make current interest payments either in cash or in bonds.  Both zero-coupon securities and payment-in-kind securities allow an issuer to avoid the need to generate cash to meet current interest payments.  Even though such securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income at least annually to shareholders.  See “Dividends, Other Distributions and Taxes.”  Thus, a Fund could be required at times to liquidate other investments to satisfy distribution requirements.  A Fund may also invest in strips, which are debt securities whose interest coupons are taken out and traded separately after the securities are issued but otherwise are comparable to zero-coupon securities.  Like zero-coupon securities and payment-in-kind securities, strips are generally more sensitive to interest rate fluctuations than interest paying securities of comparable term and quality.

Other Investment Risks and Practices

Borrowing.  A Fund may borrow money for investment purposes, which is a form of leveraging.  Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity.  Leverage will magnify changes in a Fund’s NAV and on a Fund’s investments.  Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding.  Leverage also creates interest expenses for a Fund.  To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, that Fund’s net income will be greater than it would be if leverage were not used.  Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.  The use of derivatives in connection with leverage creates the potential for significant loss.

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A Fund may borrow money to facilitate management of a Fund’s portfolio by enabling a Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.  Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.

As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed.  If at any time the value of the required asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio investments within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell portfolio instruments at that time.  The Subsidiary will comply with these asset coverage requirements to the same extent as the Commodity Trends Strategy Fund.

In addition to the foregoing, Small Cap Bull 2.5X Fund, the Small Cap Bear 2.5X Fund, the Emerging Markets Bull 2X Fund, the Emerging Markets Bear 2X Fund, the Commodity Bull 2X Fund, the 10 Year Note Bull 2.5X Fund and the 10 Year Note Bear 2.5X Fund may borrow money from a bank as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of their total assets.  This borrowing is not subject to the foregoing 300% asset coverage requirement.  Each Fund may pledge portfolio securities as Rafferty deems appropriate in connection with any borrowings.

Lending Portfolio Securities.  Each Fund may lend portfolio securities with a value not exceeding 33 1/3% (15% in the case of the Money Market Fund) of its total assets to brokers, dealers, and financial institutions.  Borrowers are required continuously to secure their obligations to return securities on loan from a Fund by depositing any combination of short-term government securities and cash as collateral with a Fund.  The collateral must be equal to at least 100% of the market value of the loaned securities, which will be marked to market daily.  While a Fund’s portfolio securities are on loan, a Fund continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the collateral or fee income if the loan is otherwise collateralized.  A Fund may invest the interest received and the collateral, thereby earning additional income.  Loans would be subject to termination by the lending Fund on a four-business days notice or by the borrower on a one-day notice.  Borrowed securities must be returned when the loan is terminated.  Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and that Fund’s shareholders.  A lending Fund may pay reasonable finders, borrowers, administrative and custodial fees in connection with a loan.  Each Fund currently has no intention of lending its portfolio securities.

Portfolio Turnover.  The Trust anticipates that investors in a Fund, as part of an asset allocation investment strategy, frequently will redeem Fund shares, as well as exchange their Fund shares for shares of other Funds.  A Fund may have to dispose of certain portfolio investments to maintain sufficient liquid assets to meet such redemption and exchange requests, thereby causing a high portfolio turnover.  Because each Fund’s portfolio turnover rate depends largely on the purchase, redemption and exchange activity of its investors, it is difficult to estimate each Fund’s actual turnover rate.  A Fund’s portfolio turnover rate is calculated by the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year.  Based on this calculation, instruments with remaining maturities of less than one year are excluded from the portfolio turnover rate.  Such instruments generally would include futures contracts and options, since such contracts generally have a remaining maturity of less than one year.  In any given period, all of a Fund’s investments may have a remaining maturity of less than one year; in that case, the portfolio turnover rate for that period would be equal to zero.  However, each Fund’s portfolio turnover rate, except for the Money Market Fund, calculated with all securities whose maturities were one year or less is anticipated to be unusually high.

High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities.  Such sales also may result in adverse tax consequences to a Fund’s shareholders from the Fund’s distributions of the increased capital gain recognized as a result of that trading.  The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

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Risk of Tracking Error

Several factors may affect a Fund’s ability to track the performance of their applicable indices.  Among these factors are: (1) Fund expenses, including brokerage expenses and commissions (which may be increased by high portfolio turnover); (2) less than all of the securities in the target index being held by a Fund and securities not included in the target index being held by a Fund; (3) an imperfect correlation between the performance of instruments held by a Fund, such as futures contracts and options, and the performance of the underlying securities in the cash market comprising an index; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) a Fund holding instruments that are illiquid or the market for which becomes disrupted; (6) the need to conform a Fund’s portfolio holdings to comply with that Fund’s investment restrictions or policies, or regulatory or tax law requirements; and (7) market movements that run counter to a leveraged Fund’s investments (which will cause divergence between a Fund and its target index over time due to the mathematical effects of leveraging).

While index futures and options contracts closely correlate with the applicable indices over long periods, shorter-term deviation, such as on a daily basis, does occur with these instruments.  As a result, a Fund’s short-term performance will reflect such deviation from its target index.

In the case of a Fund whose NAVs are intended to move inversely from their target indices (the Bear Funds) the factor of compounding also may lead to tracking error.  Even if there is a perfect inverse correlation between a Fund and the return of its applicable target index on a daily basis, the symmetry between the changes in the benchmark and the changes in a Fund’s NAV can be altered significantly over time by a compounding effect.  For example, if a Fund achieved a perfect inverse correlation with its target index on every trading day over an extended period and the level of returns of that index significantly decreased during that period, a compounding effect for that period would result, causing an increase in a Fund’s NAV by a percentage that is somewhat greater than the percentage that the index’s returns decreased.  Conversely, if a Fund maintained a perfect inverse correlation with its target index over an extended period and if the level of returns of that index significantly increased over that period, a compounding effect would result, causing a decrease of a Fund’s NAV by a percentage that would be somewhat less than the percentage that the index returns increased.

INVESTMENT RESTRICTIONS

In addition to the investment policies and limitations described above and described in the Prospectus, the Trust, on behalf of each Fund has adopted the following investment limitations, which are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of that Fund.  Under the 1940 Act, a “vote of the majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of a Fund; or (2) 67% or more of the shares of a Fund present at a shareholders’ meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.  Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions.  If at any time a Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced promptly to the extent necessary to comply with the limitation.

The Subsidiary is subject to the same fundamental and non-fundamental investment restrictions as the Commodity Trends Strategy Fund.

Except for the Money Market Fund, a Fund shall not:

1.
Lend any security or make any other loan if, as a result, more than 33 1/3% of the value of a Fund’s total assets would be lent to other parties, except (1) through the purchase of a portion of an issue of debt securities in accordance with a Fund’s investment objective, policies and limitations; or (2) by engaging in repurchase agreements with respect to portfolio securities.

25

2.	Underwrite securities of any other issuer.

3.	Purchase, hold, or deal in real estate or oil and gas interests.

4.
Pledge, mortgage, or hypothecate a Fund’s assets, except (1) to the extent necessary to secure permitted borrowings; (2) in connection with the purchase of securities on a forward-commitment or delayed-delivery basis or the sale of securities on a delayed-delivery basis; and (3) in connection with options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.

5.
Invest in physical commodities, except that a Fund may purchase and sell foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other financial instruments.

6.
Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) (including the amount of senior securities issued by excluding liabilities and indebtedness not constituting senior securities), except (1) that a Fund may issue senior securities in connection with transactions in options, futures, options on futures and forward contracts, swaps, caps, floors, collars and other similar investments; (2) as otherwise permitted herein and in Limitation 4 above and 7 below; and (3) each Fund, except the NASDAQ-100® Bull 1.25X Fund, the Small Cap Bull 2.5X Fund and the Dow 30SM Bull 1.25 Fund, may make short sales of securities.

7.  Borrowing

Each Fund, except the NASDAQ-100® Bull 1.25X Fund, the Dow 30SM Bull 1.25X Fund, the Small Cap Bull 2.5X Fund, the Small Cap Bear 2.5X Fund, the Emerging Markets Bull 2X Fund, the Emerging Markets Bear 2X Fund, the Commodity Bull 2X Fund, the 10 Year Note Bull 2.5X Fund, the 10 Year Note Bear 2.5X Fund, the Dynamic HY Bond Fund and the HY Bear Fund have each adopted the following investment limitation:

A Fund shall not:

Borrow money, except (1) to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s total assets); (2) to enter into reverse repurchase agreements; or (3) to lend portfolio securities.  For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments shall not constitute borrowing.

The NASDAQ-100® Bull 1.25X Fund, the Dow 30SM Bull 1.25X Fund, the Small Cap Bull 2.5X Fund, the Emerging Markets Bull 2X Fund, the Emerging Markets Bear 2X Fund, the Commodity Bull 2X Fund, the 10 Year Note Bull 2.5X Fund, the 10 Year Note Bear 2.5X Fund, the Dynamic HY Bond Fund and the HY Bear Fund have each adopted the following investment limitation:

A Fund shall not:

Borrow money, except (1) to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of each Fund’s total assets; (2) as a temporary measure and then only in amounts not to exceed 5% of the value of each Fund’s total assets; (3) to enter into reverse repurchase agreements; or (4) to lend portfolio securities.  For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments shall not constitute borrowing.

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The Small Cap Bear 2.5X Fund has adopted the following investment limitation:

A Fund shall not:

Borrow money, except (1) as a temporary measure for extraordinary or emergency purposes and then only in amounts not to exceed 5% of the value of a Fund’s total assets; (2) in an amount up to 33 1/3% of the value of a Fund’s total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio securities; (3) to enter into reverse repurchase agreements; and (4) to lend portfolio securities.  For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments shall not constitute borrowing.

8.  Short Sales

The Small Cap Bull 2.5X Fund, the NASDAQ-100® Bull 1.25X Fund and the Dow 30SM Bull 1.25X Fund have each adopted the following investment limitation:

A Fund shall not

Make short sales of portfolio securities or purchase any portfolio securities on margin but may make short sales “against the box,” obtain such short-term credits as are necessary for the clearance of transactions, and make margin payments in connection with options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.

9.  25% Limitation

Each Fund, except the NASDAQ-100® Bull 1.25X Fund, Real Estate Bear 2X Fund, the Real Estate Bull 2X Fund, the Biotech Bear 2X Fund, the Biotech Bull 2X Fund, the Oil & Gas Bull 2X Fund, the Oil & Gas Bear 2X Fund, the Precious Metals Bull 2X Fund, the Precious Metals Bear 2X Fund, the Healthcare Bull 2X Fund, the Healthcare Bear 2X Fund, the Financial Bull 2X Fund and the Financial Bear 2X Fund has adopted the following investment limitation:

A Fund shall not:

Invest more than 25% of the value of its net assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The NASDAQ-100® Bull 1.25X Fund has adopted the following investment limitation:

The Fund shall not:

Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, except for the software and hardware industries when the percentage of the securities of either industry constitutes more than 25% of the NASDAQ® Index.  There shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The Real Estate Bear 2X Fund, the Real Estate Bull 2X Fund, the Biotech Bear 2X Fund, the Biotech Bull 2X Fund, the Oil & Gas Bull 2X Fund, the Oil & Gas Bear 2X Fund, the Precious Metals Bull 2X Fund, the Precious Metals Bear 2X Fund, the Healthcare Bull 2X Fund, the Healthcare Bear 2X Fund, the Financial Bull 2X Fund and the Financial Bear 2X Fund has adopted the following investment limitation:

A Fund shall:

Invest 25% or more of the value of its total assets in the securities of issuers in a single industry or group of industries in accordance with its investment objective as disclosed in the Fund’s Prospectus.

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Money Market Fund

The Money Market Fund has adopted the following investment limitations:

The Money Market Fund shall not:

10.	Make loans, except through the purchase of qualified debt obligations, loans of portfolio securities and entry into repurchase agreements.

11.
Lend the Money Market Fund’s portfolio securities in excess of 15% of its total assets.  Any loans of the Money Market Fund’s portfolio securities will be made according to guidelines established by the Trustees, including the maintenance of cash collateral of the borrower equal at all times to the current market value of the securities loaned.

12.	Underwrite securities of any other issuer.

13.	Purchase, hold, or deal in real estate or oil and gas interests.

14.	Issue senior securities, except as permitted by the Money Market Fund’s investment objective and policies.

15.
Purchase or sell physical commodities; provided, however, that this investment limitation does not prevent the Money Market Fund from purchasing and selling options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.

16.	Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

17.
Mortgage, pledge, or hypothecate the Money Market Fund’s assets except to secure permitted borrowings or in connection with options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.  In those cases, the Money Market Fund may mortgage, pledge, or hypothecate assets having a market value not exceeding the lesser of the dollar amount borrowed or 15% of the value of total assets of the Money Market Fund at the time of the borrowing.

18.
Make short sales of portfolio securities or purchase any portfolio securities on margin, except to obtain such short-term credits as are necessary for the clearance of purchases and sales of securities; provided, however, that this investment limitation does not prevent the Money Market Fund from purchasing and selling options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.

In addition, the Money Market Fund does not presently intend to purchase and sell foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors and collars.

Each Fund has adopted the following fundamental investment policy that enables it to invest in another investment company or series thereof that has substantially similar investment objectives and policies:

Notwithstanding any other limitation, a Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as a Fund.  For this purpose, “all of a Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Trustees, Rafferty is responsible for decisions to buy and sell securities for each Fund, the selection of broker-dealers to effect the transactions, and the negotiation of brokerage commissions, if any.  Rafferty expects that a Fund may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.  For the Money Market Fund, there is generally no stated commission in the case of fixed income securities, which are commonly traded in the OTC market, but the price paid usually includes an undisclosed dealer commission or mark-up.

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When selecting a broker or dealer to execute portfolio transactions, Rafferty considers many factors, including the rate of commission or the size of the broker-dealer’s “spread,” the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer and the research, statistical and economic data furnished by the broker-dealer to Rafferty.

In effecting portfolio transactions for a Fund (other than the Money Market Fund), Rafferty seeks to receive the closing prices of securities that are in line with those of the securities included in the applicable index and seeks to execute trades of such securities at the lowest commission rate reasonably available.  With respect to agency transactions, Rafferty may execute trades at a higher rate of commission if reasonable in relation to brokerage and research services provided to a Fund or Rafferty. Such services may include the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.  Each Fund believes that the requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude a Fund and Rafferty from obtaining a high quality of brokerage and research services.  In seeking to determine the reasonableness of brokerage commissions paid in any transaction, Rafferty relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

Rafferty may use research and services provided to it by brokers in servicing all Funds; however, not all such services may be used by Rafferty in connection with a Fund.  While the receipt of such information and services is useful in varying degrees and generally would reduce the amount of research or services otherwise performed by Rafferty, this information and these services are of indeterminable value and would not reduce Rafferty’s investment advisory fee to be paid by a Fund.

Purchases and sales of U.S. government securities normally are transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals.  Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

Aggregate brokerage commissions paid by each of the following Funds for the periods shown are set forth in the tables below.

NASDAQ-100® Bull 1.25X Fund	Brokerage Fees Paid
Year Ended August 31, 2007	$ 31,406
Year Ended August 31, 2006	$ 20,031
Year Ended August 31, 2005	$ 10,170

Dow 30SM Bull 1.25X Fund	Brokerage Fees Paid
Year Ended August 31, 2007	$ 20,555
Year Ended August 31, 2006	$ 11,039
Year Ended August 31, 2005	$ 8,191

Small Cap Bull 2.5X Fund	Brokerage Fees Paid
Year Ended August 31, 2007	$ 11,926
Year Ended August 31, 2006	$ 3,470
Year Ended August 31, 2005	$ 7,475

Small Cap Bear 2.5X Fund	Brokerage Fees Paid
Year Ended August 31, 2007	$ 33,250
Year Ended August 31, 2006	$ 6,783
Year Ended August 31, 2005	$ 6,395

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10 Year Note Bull 2.5X Fund	Brokerage Fees Paid
Year Ended August 31, 2007	$ 5,291
Year ended August 31, 2006	$ 8,034
March 31, 2005 - August 31, 2005	$ 2,854

10 Year Note Bear 2.5X Fund	Brokerage Fees Paid
Year Ended August 31, 2007	$ 4,335
Year Ended August 31, 2006	$ 9,936
Year Ended August 31, 2005	$ 24,904

Commodity Bull 2X Fund	Brokerage Fees Paid
Year Ended August 31, 2007	$ 26,637
Year Ended August 31, 2006	$ 17,451
February 17, 2005 - August 31, 2005	$ 102,020

Developed Markets Bull 2X Fund	Brokerage Fees Paid
Year Ended August 31, 2007	$ 21,750
January 1, 2006 - August 31, 2006	$ 3,283

Developed Markets Bear 2X Fund	Brokerage Fees Paid
Year Ended August 31, 2007	$ 1,667
February 6, 2006 - August 31, 2006	$ 535

Emerging Markets Bull 2X Fund	Brokerage Fees Paid
Year Ended August 31, 2007	$ 76,604
November 1, 2005 - August 31, 2006	$ 27,493

Emerging Markets Bear 2X Fund	Brokerage Fees Paid
Year Ended August 31, 2007	$ 3,847
November 4, 2005 - August 31, 2006	$ 51

HY Bear Fund	Brokerage Fees Paid
Year Ended August 31, 2007	$ 13,454
September 20, 2005 - August 31, 2006*	$ 0

Dynamic HY Bond Fund	Brokerage Fees Paid
Year Ended August 31, 2007	$ 36,228
Year Ended August 31, 2006*	$ 68
Year Ended August 31, 2005*	$ 0

Money Market Fund*	Brokerage Fees Paid
Year Ended August 31, 2007	$ 0
Year Ended August 31, 2006	$ 0
Year Ended August 31, 2005	$ 0

*
The Dynamic HY Bond Fund, the HY Bear Fund and the Money Market Fund trades fixed income securities with no stated commission.  The aggregate brokerage fees reflected above do not include undisclosed dealer commissions or mark-up/downs.

30

Japan Bull 2X Fund	Brokerage Fees Paid
May 3, 2006 - April 30, 2007	$ 1,176

Mid Cap Bull 2.5X Fund	Brokerage Fees Paid
May 2, 2006 - April 30, 2007	$ 1,071

NASDAQ-100® Bull 2.5X Fund	Brokerage Fees Paid
May 2, 2006 - April 30, 2007	$ 10,664

NASDAQ-100® Bear 2.5X Fund	Brokerage Fees Paid
May 2, 2006 – April 30, 2007	$ 0

Latin America Bull 2X Fund	Brokerage Fees Paid
May 2, 2006 - April 30, 2007	$ 20,385

S&P 500® Bull 2.5X Fund	Brokerage Fees Paid
May 1, 2006 - April 30, 2007	$ 0

S&P 500® Bear 2.5X Fund	Brokerage Fees Paid
May 1, 2006 - April 30, 2007	$ 0

Dollar Bear 2.5X Fund	Brokerage Fees Paid
June 12, 2006 - April 30, 2007	$ 0

PORTFOLIO HOLDINGS INFORMATION

The Trust maintains portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding a Fund’s portfolio investments to ensure that such disclosure is in the best interests of a Fund’s shareholders.  In adopting the policies, the Board considered actual and potential material conflicts that could arise between the interest of Fund shareholders, the Adviser, distributor, or any other affiliated person of a Fund.  Disclosure of a Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

From time to time, rating and ranking organizations such as Standard & Poor’s® and Morningstar®, Inc. may request complete portfolio holdings information in connection with rating a Fund.  Similarly, pension plan sponsors, consultants and/or other financial institutions may request a complete list of portfolio holdings in order to assess the risks of a Fund’s portfolio along with related performance attribution statistics.  The Trust believes that these third parties have legitimate objectives in requesting such portfolio holdings information.  To prevent such parties from potentially misusing the complete portfolio holdings information, a Fund will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of approximately 60 days.  In addition, a Fund’s President or Chief Compliance Officer may grant exceptions to permit additional disclosure of the complete portfolio holdings information at differing times and with differing lag times to rating agencies and to the parties noted above, provided that (1) the recipient is subject to a confidentiality agreement; (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of a Fund and will not use the information to facilitate or assist in any investment program; and (3) the recipient will not provide access to third parties to this information.  The Chief Compliance Officer shall report any disclosures made pursuant to this exception to the Board.

31

In addition, a Fund’s service providers, such as custodian, administrator, transfer agent, distributor, legal counsel and independent registered public accounting firm may receive portfolio holdings information in connection with their services to a Fund.  In no event shall the Advisers, their affiliates or employees, or a Fund receive any direct or indirect compensation in connection with the disclosure of information about a Fund’s portfolio holdings.

In the event a portfolio holdings disclosure made pursuant to the policies presents a conflict of interest between a Fund’s shareholders and Rafferty, the distributor and their affiliates or employees and any affiliated person of a Fund, the disclosure will not be made unless a majority of the Independent Trustees approves such disclosure.

MANAGEMENT OF THE TRUST

Trustees and Officers

The business affairs of each Fund are managed by or under the direction of the Board.  The Trustees are responsible for managing a Fund’s business affairs and for exercising all of a Fund’s powers except those reserved to the shareholders.  A Trustee may be removed by a written instrument, signed by at least two-thirds of the other Trustees or by a two-thirds vote of the outstanding Trust shares.

The following table is a list of the Trustees and officers of the Trust, their age, business address and principal occupation during the past five years including any affiliation with Rafferty, the length of service to the Trust, and the position, if any, that they hold on the board of directors of companies other than the Trust.  Each Trustee of the Trust also serves on the Board of the Direxion Insurance Trust, the other registered investment company in the Direxion mutual fund complex.  Unless otherwise noted, an individual’s business address is 33 Whitehall Street, 10th Floor, New York, New York 10004.

Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Lawrence C. Rafferty(1) Age: 64	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 1997
Chairman and Chief
Executive Officer of
Rafferty, 1997-present;
Chief Executive Officer of
Rafferty Companies, LLC,
1996-present; Chief
Executive Officer of
Rafferty Capital Markets,
Inc., 1995-present.

				___	Board of Trustees, Fairfield University; Board of Directors, St. Vincent’s Services; Executive Committee, Metropolitan Golf Association

Non-Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Complex Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee
Daniel J. Byrne Age: 62	Trustee	Lifetime of Trust until removal or resignation; Since 1997	President and Chief Executive Officer of Byrne Securities Inc., 1992- present.	___	Trustee, The Opening Word Program, Wyandanch, New York

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Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Complex Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee
Gerald E. Shanley III Age: 63	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Business Consultant, 1985- present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A. 1979-present.	___	None
John Weisser Age: 65	Trustee	Lifetime of Trust until removal or resignation; Since 2007	Retired, Since 1995; Salomon Brothers, Inc, 1971-1995, most recently as Managing Director.	___	MainStay VP Series Fund, Inc.

Officers
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Complex Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee
Daniel D. O’Neill Age: 39	President; Chief Operating Officer and Chief Investment Officer	One Year; Since 1999 One Year; Since 2006	Managing Director of Rafferty, 1999-present.	N/A	None
William Franca Age: 50	Executive Vice President – Head of Distribution	One Year; Since 2006	Senior Vice President – National Sales, Massachusetts Financial Services/SunLife Financial Distributors, 2002-2004; Executive Vice President, Distribution, SunLife, 2001-2002.	N/A	None
Todd Warren Age: 40	Chief Compliance Officer	One Year; Since 2007	Chief Legal Officer, Alaric Compliance Services, LLC 2006 to present; CCO and General Counsel, Oracle Evolution LLC 10/04 – 2/06.	N/A	None
Todd Kellerman Age: 34	Chief Financial Officer	Once Year; Since 2007	Vice President of Corporate Development. Raven Holdings, Inc., 2003-2005; Business Consultant, 2002-2003; Senior Consultant – Business Consulting, Arthur Anderson, 1999- 2000.	N/A	None

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Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Complex Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee
Stephen P. Sprague Age: 57	Treasurer and Controller	One Year; Since 1999	Chief Financial Officer of Rafferty for the past 5 years.	N/A	None
Eric W. Falkeis 615 East Michigan Street Milwaukee, WI 53202 Age: 33	Secretary	One Year; Since 2004
Chief Financial Officer,
U.S. Bancorp Fund
Services, LLC, since April
2006; Vice President, U.S.
Bancorp Fund Services
LLC, 1997-present;
formerly, Chief Financial
Officer, Quasar
Distributors, LLC (2000-
2003).

				N/A	None
(1)	Mr. Rafferty is affiliated with Rafferty. Mr. Rafferty is the Chairman and Chief Executive Officer of Rafferty and owns a beneficial interest in Rafferty.

(2)
The “Fund Complex” consists of the Direxion Funds which currently offers for sale to the public [___] portfolios of the [___] currently registered with the SEC and the Direxion Insurance Trust which currently offers for sale 3 portfolios of the 45 currently registered with the SEC.

The Trust has an Audit Committee, consisting of Messrs. Weisser, Byrne and Shanley.  The members of the Audit Committee are not “interested” persons of the Trust (as defined in the 1940 Act).  The primary responsibilities of the Trust’s Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to: the engagement or discharge of the Trust’s independent registered public accounting firm (including the audit fees charged by the accounting firm); the supervision of investigations into matters relating to audit matters; the review with the independent registered public accounting firm of the results of audits; and addressing any other matters regarding audits.  The Audit Committee met [___] times during the Funds’ most recent fiscal year.

The Trust also has a Nominating Committee, consisting of Messrs. Weisser, Byrne and Shanley, each of whom is a disinterested member of the Board.  The primary responsibilities of the nominating committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The nominating committee also evaluates and nominates Board member candidates.  The Nominating Committee will consider nominees recommended by shareholders.  Such recommendations should be in writing and addressed to a Fund with attention to the Nominating Committee Chair.  The recommendations must include the following Preliminary Information regarding the nominee: (1) name; (2) date of birth; (3) education; (4) business professional or other relevant experience and areas of expertise; (5) current business and home addresses and contact information; (6) other board positions or prior experience; and (7) any knowledge and experience relating to investment companies and investment company governance.  The Nominating Committee met [___] during the Trust’s most recent fiscal year.

The Trust has a Qualified Legal Compliance Committee, consisting of Messrs. Weisser, Byrne and Shanley.  The members of the Qualified Legal Compliance Committee are not “interested” persons of the Trust (as defined in the 1940 Act).  The primary responsibility of the Trust’s Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report (“Report”) made or referred to the Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, director, employee or agent of the Trust.  The Qualified Legal Compliance Committee did not meet during the Trust’s most recent fiscal year.

34

The following table shows the amount of equity securities owned in each Fund and the Direxion Family of Investment Companies by the Trustees as of the calendar year ended December 31, 2007:

Dollar Range of Equity Securities Owned:	Interested Trustees:		Disinterested Trustees:
	Lawrence C. Rafferty	Jay F. Higgins(1)	Daniel J. Byrne	Gerald E. Shanley III	John Weisser(2)
NASDAQ-100® Bull 1.25X Fund	$0	$0	$0	$0	N/A
NASDAQ-100® Bull 2.5X Fund	$0	$0	$0	$0	N/A
NASDAQ-100® Bear 2.5X Fund	$0	$0	$0	$0	N/A
Dow 30SM Bull 1.25X Fund	$0	$0	$0	$0	N/A
S&P 500® Bull 2.5X Fund	$0	$0	$0	$0	N/A
S&P 500® Bear 2.5X Fund	$0	$0	$0	$0	N/A
Mid Cap Bull 2.5X Fund	$0	$0	$0	$0	N/A
Small Cap Bull 2.5X Fund	$0	$0	$0	$0	N/A
Small Cap Bear 2.5X Fund	$0	$0	$0	$0	N/A
Japan Bull 2X Fund	$0	$0	$0	$0	N/A
Emerging Markets Bull 2X Fund	$0	$0	$0	$0	N/A
Emerging Markets Bear 2X Fund	$0	$0	$0	$0	N/A
Developed Markets Bull 2X Fund	$0	$0	$0	$0	N/A
Developed Markets Bear 2X Fund	$0	$0	$0	$0	N/A
Latin America Bull 2X Fund	$0	$0	$0	$0	N/A
Commodity Bull 2X Fund	$0	$0	$0	$0	N/A
Dollar Bear 2.5X Fund	$0	$0	$0	$0	N/A
10 Year Note Bull 2.5X Fund	$0	$0	$0	$0	N/A
10 Year Note Bear 2.5X Fund	$0	$0	$0	$0	N/A

35

Dollar Range of Equity Securities Owned:	Interested Trustees:		Disinterested Trustees:
	Lawrence C. Rafferty	Jay F. Higgins(1)	Daniel J. Byrne	Gerald E. Shanley III	John Weisser(2)
HY Bear Fund	$ 0	$ 0	$0	$0	N/A
Dynamic HY Bond Fund	$0	$ 0	$0	$0	N/A
Money Market Fund	$0	$0	$0	$0	N/A
Aggregate Dollar Range of Equity Securities in the Direxion Family of Investment Companies (3)	$0	$0	$10,001 - $50,000	$0	N/A
(1)	As of May 22, 2007, Mr. Higgins resigned as an Interested Trustee of the Direxion Complex.
(2)	As of March 7, 2007, Mr. Weisser became a Disinterested Trustee of the Direxion Complex and, therefore, did not have ownership in any equity securities in the Direxion Complex.
(3)
The “Direxion Family of Investment Companies” consists of the Direxion Funds which currently offers for sale to the public [___] portfolios of the [___] currently registered with the SEC and the Direxion Insurance Trust which currently offers for sale 3 portfolios of the 45 currently registered with the SEC.

The Trust’s Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law.  However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

No officer, director or employee of Rafferty receives any compensation from the Trust for acting as a Trustee or officer of the Trust.  The following tables show the compensation earned by each Trustee for the Trust’s fiscal year ended August 31, 2007.

NASDAQ-100® Bull 1.25X Fund
Name of Person, Position	Aggregate Compensation From the NASDAQ-100® Bull 1.25X Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Complex Paid to the Trustees(1)
Interested Trustees
Lawrence C. Rafferty	$0	$0	$0	$0
Jay F. Higgins(2)	$194	$0	$0	$10,000
Disinterested Trustees
Kevin G. Boyle(3)	$97	$0	$0	$5,000
Daniel J. Byrne	$506	$0	$0	$26,000
Gerald E. Shanley III	$622	$0	$0	$32,000
John Weisser(4)	$409	$0	$0	$21,000

36

Dow 30SM Bull 1.25X Fund
Name of Person, Position	Aggregate Compensation From the Dow 30SM Bull 1.25X Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Complex Paid to the Trustees(1)
Interested Trustees
Lawrence C. Rafferty	$0	$0	$0	$0
Jay F. Higgins(2)	$209	$0	$0	$10,000
Disinterested Trustees
Kevin G. Boyle(3)	$104	$0	$0	$5,000
Daniel J. Byrne	$544	$0	$0	$26,000
Gerald E. Shanley III	$669	$0	$0	$32,000
John Weisser(4)	$439	$0	$0	$21,000

Small Cap Bull 2.5X Fund
Name of Person, Position	Aggregate Compensation From the Small Cap Bull 2.5X Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Complex Paid to the Trustees(1)
Interested Trustees
Lawrence C. Rafferty	$0	$0	$0	$0
Jay F. Higgins(2)	$156	$0	$0	$10,000
Disinterested Trustees
Kevin G. Boyle(3)	$78	$0	$0	$5,000
Daniel J. Byrne	$407	$0	$0	$26,000
Gerald E. Shanley III	$500	$0	$0	$32,000
John Weisser(4)	$329	$0	$0	$21,000

Small Cap Bear 2.5X Fund
Name of Person, Position	Aggregate Compensation From the Small Cap Bear 2.5X Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Complex Paid to the Trustees(1)
Interested Trustees
Lawrence C. Rafferty	$0	$0	$0	$0

37

Name of Person, Position	Aggregate Compensation From the Small Cap Bear 2.5X Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Complex Paid to the Trustees(1)
Jay F. Higgins(2)	$151	$0	$0	$10,000
Disinterested Trustees
Kevin G. Boyle(3)	$75	$0	$0	$5,000
Daniel J. Byrne	$393	$0	$0	$26,000
Gerald E. Shanley III	$484	$0	$0	$32,000
John Weisser(4)	$318	$0	$0	$21,000

Commodity Bull 2X Fund
Name of Person, Position	Aggregate Compensation From the Commodity Bull 2X Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Complex Paid to the Trustees(1)
Interested Trustees
Lawrence C. Rafferty	$0	$0	$0	$0
Jay F. Higgins(2)	$153	$0	$0	$10,000
Disinterested Trustees
Kevin G. Boyle(3)	$76	$0	$0	$5,000
Daniel J. Byrne	$399	$0	$0	$26,000
Gerald E. Shanley III	$490	$0	$0	$32,000
John Weisser(4)	$322	$0	$0	$21,000

10 Year Note Bull 2.5X Fund
Name of Person, Position	Aggregate Compensation From the 10 Year Note Bull 2.5X Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Complex Paid to the Trustees(1)
Interested Trustees
Lawrence C. Rafferty	$0	$0	$0	$0
Jay F. Higgins(2)	$158	$0	$0	$10,000
Disinterested Trustees
Kevin G. Boyle(3)	$79	$0	$0	$5,000

38

Name of Person, Position	Aggregate Compensation From the 10 Year Note Bull 2.5X Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Complex Paid to the Trustees(1)
Daniel J. Byrne	$413	$0	$0	$26,000
Gerald E. Shanley III	$507	$0	$0	$32,000
John Weisser(4)	$333	$0	$0	421,000

10 Year Note Bear 2.5X Fund
Name of Person, Position	Aggregate Compensation From the 10 Year Note Bear 2.5X Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Complex Paid to the Trustees(1)
Interested Trustees
Lawrence C. Rafferty	$0	$0	$0	$0
Jay F. Higgins(2)	$173	$0	$0	$10,000
Disinterested Trustees
Kevin G. Boyle(3)	$86	$0	$0	$5,000
Daniel J. Byrne	$451	$0	$0	$26,000
Gerald E. Shanley III	$555	$0	$0	$32,000
John Weisser(4)	$364	$0	$0	421,000

Developed Markets Bull 2X Fund
Name of Person, Position	Aggregate Compensation From the Developed Markets Bull 2X Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Complex Paid to the Trustees(1)
Interested Trustees
Lawrence C. Rafferty	$0	$0	$0	$0
Jay F. Higgins(2)	$204	$0	$0	$10,000
Disinterested Trustees
Kevin G. Boyle(3)	$102	$0	$0	$5,000
Daniel J. Byrne	$530	$0	$0	$26,000
Gerald E. Shanley III	$653	$0	$0	$32,000
John Weisser(4)	$429	$0	$0	$21,000

39

Developed Markets Bear 2X Fund
Name of Person, Position	Aggregate Compensation From the Developed Markets Bear Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Complex Paid to the Trustees(1)
Interested Trustees
Lawrence C. Rafferty	$0	$0	$0	$0
Jay F. Higgins(2)	$124	$0	$0	$10,000
Disinterested Trustees
Kevin G. Boyle(3)	$62	$0	$0	$5,000
Daniel J. Byrne	$322	$0	$0	$26,000
Gerald E. Shanley III	$396	$0	$0	$32,000
John Weisser(4)	$260	$0	$0	$21,000

Emerging Markets Bull 2X Fund
Name of Person, Position	Aggregate Compensation From the Emerging Markets Bull 2X Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Complex Paid to the Trustees(1)
Interested Trustees
Lawrence C. Rafferty	$0	$0	$0	$0
Jay F. Higgins(2)	$197	$0	$0	$10,000
Disinterested Trustees
Kevin G. Boyle(3)	$99	$0	$0	$5,000
Daniel J. Byrne	$514	$0	$0	$26,000
Gerald E. Shanley III	$633	$0	$0	$32,000
John Weisser(4)	$416	$0	$0	$21,000

40

Emerging Markets Bear 2X Fund
Name of Person, Position	Aggregate Compensation From the Emerging Markets Bear 2X Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Complex Paid to the Trustees(1)
Interested Trustees
Lawrence C. Rafferty	$0	$0	$0	$0
Jay F. Higgins(2)	$169	$0	$0	$10,000
Disinterested Trustees
Kevin G. Boyle(3)	$84	$0	$0	$5,000
Daniel J. Byrne	$440	$0	$0	$26,000
Gerald E. Shanley III	$541	$0	$0	$32,000
John Weisser(4)	$355	$0	$0	$21,000

Dynamic HY Bond Fund
Name of Person, Position	Aggregate Compensation From the Dynamic HY Bond Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Complex Paid to the Trustees(1)
Interested Trustees
Lawrence C. Rafferty	$0	$0	$0	$0
Jay F. Higgins(2)	$791	$0	$0	$10,000
Disinterested Trustees
Kevin G. Boyle(3)	$395	$0	$0	$5,000
Daniel J. Byrne	$2,060	$0	$0	$26,000
Gerald E. Shanley III	$2,535	$0	$0	$32,000
John Weisser(4)	$1,665	$0	$0	$21,000

41

HY Bear Fund
Name of Person, Position	Aggregate Compensation From the Dynamic HY Bond Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Complex Paid to the Trustees(1)
Interested Trustees
Lawrence C. Rafferty	$0	$0	$0	$0
Jay F. Higgins(2)	$245	$0	$0	$10,000
Disinterested Trustees
Kevin G. Boyle(3)	$122	$0	$0	$50,000
Daniel J. Byrne	$637	$0	$0	$26,000
Gerald E. Shanley III	$785	$0	$0	$32,000
John Weisser(4)	$515	$0	$0	$21,000

U.S. Government Money Market Fund
Name of Person, Position	Aggregate Compensation From the Money Market Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Complex Paid to the Trustees(1)
Interested Trustees
Lawrence C. Rafferty	$0	$0	$0	$0
Jay F. Higgins(2)	$253	$0	$0	$10,000
Disinterested Trustees
Kevin G. Boyle(3)	$127	$0	$0	$5,000
Daniel J. Byrne	$659	$0	$0	$26,000
Gerald E. Shanley III	$811	$0	$0	$32,000
John Weisser(4)	$533	$0	$0	$21,000
(1)	For the fiscal year ended August 31, 2007, trustees’ fees and expenses in the amount of $94,000 were incurred by the Trust.
(2)	As of May 22, 2007, Mr. Higgins resigned as an Interested Trustee of the Direxion Complex.
(3)	As of March 7, 2007, Mr. Boyle resigned as a Disinterested Trustee of the Direxion Complex.
(4)	As of March 7, 2007, Mr. Weisser became a Disinterested Trustee of the Direxion Complex.

42

No officer, director or employee of Rafferty receives any compensation from the Trust for acting as a Trustee or officer of the Trust.  The following tables show the compensation earned by each Trustee for the Trust’s fiscal year ended April 30, 2007.

Japan Bull 2X Fund
Name of Person, Position	Aggregate Compensation From the Japan Bull 2X Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Complex Paid to the Trustees(1)
Interested Trustees
Lawrence C. Rafferty	$0	$0	$0	$0
Jay F. Higgins(2)	$214	$0	$0	$20,000
Disinterested Trustees
Kevin G. Boyle(3)	$160	$0	$0	$15,000
Daniel J. Byrne	$247	$0	$0	$23,000
Gerald E. Shanley III	$311	$0	$0	$29,000
John Weisser(4)	$97	$0	$0	$8,000

S&P 500® Bull 2.5X Fund
Name of Person, Position	Aggregate Compensation From the S&P 500® Bull 2.5X Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Complex Paid to the Trustees(1)
Interested Trustees
Lawrence C. Rafferty	$0	$0	$0	$0
Jay F. Higgins(2)	$241	$0	$0	$20,000
Disinterested Trustees
Kevin G. Boyle(3)	$181	$0	$0	$15,000
Daniel J. Byrne	$278	$0	$0	$23,000
Gerald E. Shanley III	$350	$0	$0	$29,000
John Weisser(4)	$97	$0	$0	$8,000

43

S&P 500® Bear 2.5X Fund
Name of Person, Position	Aggregate Compensation From the S&P 500® Bear 2.5X Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Complex Paid to the Trustees(1)
Interested Trustees
Lawrence C. Rafferty	$0	$0	$0	$0
Jay F. Higgins(2)	$197	$0	$0	$20,000
Disinterested Trustees
Kevin G. Boyle(3)	$147	$0	$0	$15,000
Daniel J. Byrne	$226	$0	$0	$23,000
Gerald E. Shanley III	$285	$0	$0	$29,000
John Weisser(4)	$79	$0	$0	$8,000

Mid Cap Bull 2.5X Fund
Name of Person, Position	Aggregate Compensation From the Mid Cap Bull 2.5X Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Complex Paid to the Trustees(1)
Interested Trustees
Lawrence C. Rafferty	$0	$0	$0	$0
Jay F. Higgins(2)	$155	$0	$0	$20,000
Disinterested Trustees
Kevin G. Boyle(3)	$116	$0	$0	$15,000
Daniel J. Byrne	$178	$0	$0	$23,000
Gerald E. Shanley III	$224	$0	$0	$29,000
John Weisser(4)	$62	$0	$0	$8,000

Dollar Bear 2.5X Fund
Name of Person, Position	Aggregate Compensation From the Dollar Bear 2.5X Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Complex Paid to the Trustees(1)
Interested Trustees
Lawrence C. Rafferty	$0	$0	$0	$0

44

Name of Person, Position	Aggregate Compensation From the Dollar Bear 2.5X Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Complex Paid to the Trustees(1)
Jay F. Higgins(2)	$189	$0	$0	$20,000
Disinterested Trustees
Kevin G. Boyle(3)	$141	$0	$0	$15,000
Daniel J. Byrne	$217	$0	$0	$23,000
Gerald E. Shanley III	$274	$0	$0	$29,000
John Weisser(4)	$76	$0	$0	$8,000

NASDAQ-100® Bull 2.5X Fund
Name of Person, Position	Aggregate Compensation From the NASDAQ-100® Bull 2.5X Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Complex Paid to the Trustees(1)
Interested Trustees
Lawrence C. Rafferty	$0	$0	$0	$0
Jay F. Higgins(2)	$272	$0	$0	$20,000
Disinterested Trustees
Kevin G. Boyle(3)	$204	$0	$0	$15,000
Daniel J. Byrne	$272	$0	$0	$23,000
Gerald E. Shanley III	$395	$0	$0	$29,000
John Weisser(4)	$109	$0	$0	$8,000

NASDAQ-100® Bear 2.5X Fund
Name of Person, Position	Aggregate Compensation From the NASDAQ-100® Bear 2.5X Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Complex Paid to the Trustees(1)
Interested Trustees
Lawrence C. Rafferty	$0	$0	$0	$0
Jay F. Higgins(2)	$209	$0	$0	$20,000
Disinterested Trustees
Kevin G. Boyle(3)	$156	$0	$0	$15,000
Daniel J. Byrne	$240	$0	$0	$23,000
Gerald E. Shanley III	$303	$0	$0	$29,000
John Weisser(4)	$84	$0	$0	$8,000

45

Latin America Bull 2X Fund
Name of Person, Position	Aggregate Compensation From the Latin America Bull 2X Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Complex Paid to the Trustees(1)
Interested Trustees
Lawrence C. Rafferty	$0	$0	$0	$0
Jay F. Higgins(2)	$263	$0	$0	$20,000
Disinterested Trustees
Kevin G. Boyle(3)	$197	$0	$0	$15,000
Daniel J. Byrne	$303	$0	$0	$23,000
Gerald E. Shanley III	$381	$0	$0	$29,000
John Weisser(4)	$106	$0	$0	$8,000
(1)	For the fiscal year ended April 30, 2007, trustees’ fees and expenses in the amount of $95,000 were incurred by the Trust.
(2)	As of May 22, 2007, Mr. Higgins resigned as an Interested Trustee of the Direxion Complex.
(3)	As of March 7, 2007, Mr. Boyle resigned as a Disinterested Trustee of the Direxion Complex.
(4)	As of March 7, 2007, Mr. Weisser became a Disinterested Trustee of the Direxion Complex.

Principal Shareholders, Control Persons and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund.  A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund.  As of April 30, 2008, the following shareholders were considered to be either a control person or principal shareholder of a Fund:

46

NASDAQ-100® Bull 1.25X Fund--Investor Class

Name and Address	% Ownership
Charles Schwab & Co., Inc. 4500 Cherry Creek Drive South Suite 700 Denver, CO 80246	__%
National Financial Services, Corp. One World Financial Center 200 Liberty Street New York, NY 10281-1003	__%
Trust Company of America FBO 60 P.O. Box 6503 Englewood, CO 80155-6503	__%
Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	__%

Dow 30SM Bull 1.25X Fund--Investor Class

Name and Address	% Ownership
Charles Schwab & Co., Inc. 4500 Cherry Creek Drive South Suite 700 Denver, CO 80246	___%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	___%
FTC & Co. Attn: Datalynx House A/C P.O. Box 173736 Denver, CO 80217-3736	___%

Small Cap Bull 2.5X Fund--Investor Class

Name and Address	% Ownership
National Financial Services Corp. One World Financial Center 200 Liberty Street, Floor 5 New York, NY 10281-5503	__%
Charles Schwab & Co. Inc. 4500 Cherry Creek Drive South Suite 700 Denver, CO 80246	__%

47

Name and Address	% Ownership
Four Sigma Capital Limited Partner 1 Cranberry Hill Lexington, MA 02421-7394	__%
Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103-2226	__%
Wells Fargo Investments, LLC 608 Second Avenue South 8th FL Minneapolis, MN 55402-1927	__%

Small Cap Bear 2.5X Fund--Investor Class

Name and Address	% Ownership
Charles Schwab & Co. Inc. 4500 Cherry Creek Drive South Suite 700 Denver, CO 80246	__%
National Financial Services Corp. One World Financial Center 200 Liberty Street, Floor 5 New York, NY 10281-5503	__%
LLARC Capital Limited Partnership 1 Cranberry Hill Lexington, MA 02421-7394	__%
Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103-2226	__%

Emerging Markets Bull 2X Fund--Investor Class

Name and Address	% Ownership
National Financial Services Corp. One World Financial Center 200 Liberty Street, Floor 5 New York, NY 10281-5503	__%
Charles Schwab & Co. Inc. Attn: Mutual Fund Operations 101 Montgomery Street San Francisco, CA 94104-4151	__%
Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103-2226	__%
Prudential Investment Management 100 Mulberry Street Newark, NJ 07102-4061	__%

48

Emerging Markets Bear 2X Fund--Investor Class

Name and Address	% Ownership
Charles Schwab & Co. Inc. Attn: Mutual Fund Operations 101 Mulberry Street San Francisco, CA 94104-4151	__%
National Financial Services Corp. One World Financial Center 200 Liberty Street, Floor 5 New York, NY 10281-5503	__%

Developed Markets Bull 2X Fund--Investor Class

Name and Address	% Ownership
Charles Schwab & Co. Inc. 4500 Cherry Creek Drive South Suite 700 Denver, CO 80246	__%
National Financial Services Corp. One World Financial Center 200 Liberty Street, Floor 5 New York, NY 10281-5503	__%
FTC & Co Attn Datalynx House A/C P.O. Box 173887 Denver, CO 80217-3882	__%

Developed Markets Bear 2X Fund--Investor Class

Name and Address	% Ownership
Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103-2226	__%
Charles Schwab & Co. Inc. 4500 Cherry Creek Drive South Suite 700 Denver, CO 80246	__%

Commodity Bull 2X Fund--Investor Class

Name and Address	% Ownership
National Financial Services Corp. One World Financial Center 200 Liberty Street, Floor 5 New York, NY 10281-5503	__%

49

Name and Address	% Ownership
Charles Schwab & Co. Inc. Attn: Mutual Fund Operations 101 Montgomery Street San Francisco, CA 94104-4151	__%
Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103-2226	__%

10 Year Note Bull 2.5X Fund--Investor Class

Name and Address	% Ownership
Charles Schwab & Co. Inc. 4500 Cherry Creek Drive South Suite 700 Denver, CO 80246	__%
FTC & Co Attn: Datalynx House A/C P.O. Box 173736 Denver, CO 80217-3736	__%
Markman Multi Fund Trust P.O. Box 630074 Cincinnati, OH 45263-0074	__%
National Financial Services Corp. One World Financial Center 200 Liberty Street, Floor 5 New York, NY 10281-5503	__%

10 Year Note Bear 2.5X Fund--Investor Class

Name and Address	% Ownership
National Financial Services Corp. One World Financial Center 200 Liberty Street, Floor 5 New York, NY 10281-5503	__%
Charles Schwab & Co. Inc. 4500 Cherry Creek Drive South Suite 700 Denver, CO 80246	__%

S&P 500® Bull 2.5X Fund--Investor Class

Name and Address	% Ownership
National Financial Services Corp. One World Financial Center 200 Liberty Street, Floor 5 New York, NY 10281-5503	__%

50

Name and Address	% Ownership
Charles Schwab & Co. Inc. 4500 Cherry Creek Drive South Suite 700 Denver, CO 80246	__%

S&P 500® Bear 2.5X Fund--Investor Class

Name and Address	% Ownership
Charles Schwab & Co. Inc. 4500 Cherry Creek Drive South Suite 700 Denver, CO 80246	__.73%
Ameritrade, Inc. 4600 Alliance Gateway Fort Worth, TX 76177-3716	__%
National Financial Services Corp. One World Financial Center 200 Liberty Street, Floor 5 New York, NY 10281-5503	__%

NASDAQ-100® Bull 2.5X Fund--Investor Class

Name and Address	% Ownership
Charles Schwab & Co. Inc. 4500 Cherry Creek Drive South Suite 700 Denver, CO 80246	__%
National Financial Services Corp. One World Financial Center 200 Liberty Street, Floor 5 New York, NY 10281-5503	__%
Ameritrade, Inc. 4600 Alliance Gateway Fort Worth, TX 76177-3716	__%

NASDAQ-100® Bear 2.5X Fund--Investor Class

Name and Address	% Ownership
National Financial Services Corp. One World Financial Center 200 Liberty Street, Floor 5 New York, NY 10281-5503	__%
Charles Schwab & Co. Inc. 4500 Cherry Creek Drive South Suite 700 Denver, CO 80246	__%

51

Name and Address	% Ownership
Prudential Investment Management Service For the Benefit of Mutual Fund Clients 100 Mulberry Street 3 Gateway Center Mailstop NJ 05-11-20 Newark, NJ 07102-4061	__%
Four Sigma Capital Limited Partnership 1 Cranberry Hill Lexington, MA 02421-7394	__%

Mid Cap Bull 2.5X Fund--Investor Class

Name and Address	% Ownership
National Financial Services Corp. One World Financial Center 200 Liberty Street, Floor 5 New York, NY 10281-5503	__%
Charles Schwab & Co. Inc. 4500 Cherry Creek Drive South Suite 700 Denver, CO 80246	__%
Trust Company of America P.O. Box 6503 Englewood, CO 80155-6503	__%
Ameritrade, Inc. 4600 Alliance Gateway Fort Worth, TX 76177-3716	__%

Dollar Bear 2.5X Fund--Investor Class

Name and Address	% Ownership
Charles Schwab & Co. Inc. 4500 Cherry Creek Drive South Suite 700 Denver, CO 80246	__%
National Financial Services One World Financial Center 200 Liberty Street, Floor 5 New York, New York 10281-5503	__%
Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	__%

52

Japan Bull 2X Fund--Investor Class

Name and Address	% Ownership
National Financial Services Corp. One World Financial Center 200 Liberty Street, Floor 5 New York, NY 10281-5503	__%
Charles Schwab & Co. Inc. 4500 Cherry Creek Drive S, Ste. 700 Denver, CO 80246	__%

Latin America Bull 2X Fund--Investor Class

Name and Address	% Ownership
National Financial Services Corp. One World Financial Center 200 Liberty Street, Floor 5 New York, NY 10281-5503	__%
Charles Schwab & Co. Inc. 4500 Cherry Creek Drive South Suite 700 Denver, CO 80246	__%
Ameritrade, Inc. 4600 Alliance Gateway Fort Worth, TX 76177-3716	__%

Dynamic HY Bond Fund

Name and Address	% Ownership
Pershing, LLC Attn: Mutual Funds P.O. Box 2052 Jersey City, NJ 07303-2052	__%
Trust Company of America P.O. Box 6503 Englewood, CA 80155-6503	__%
National Financial Services Corp. One World Financial Center 200 Liberty Street New York, NY 10281-1003	__%
FTC & Co. Attn: Datalynx House A/C P.O. Box 173887 Denver, CO 80217-3887	__%

53

HY Bear Fund

Name and Address	% Ownership
Charles Schwab & Co, Inc. 4500 Cherry Creek Drive South Suite 700 Denver, CO 80246	__%
National Financial Services Corp. One World Financial Center 200 Liberty Street New York, NY 10281-1003	__%
FTC & Co Attn Datalynx House A/C P.O. Box 173736 Denver, CO 80217-3736	__%
Trust Company of America FBO 128 P.O. Box 6503 Englewood, CO 80155-6503	__%

Money Market Fund--Investor Class

Name and Address	% Ownership
National Financial Services Corp. One World Financial Center 200 Liberty Street New York, NY 10281-1003	__%
FTC & Co Attn Datalynx House A/C P.O. Box 173887 Denver, CO 80217-3887	__%

The other Funds, which had not commenced operations as of the date of this SAI, had no control persons or principal shareholders.

In addition, as of April 30, 2008, except for the Dow 30SM Bull 1.25X Fund, the Trustees and officers as a group owned less than 1% of the outstanding shares of the Funds.  For the Dow 30SM Bull 1.25X Fund, they owned ___% of its outstanding shares.

Investment Adviser

Rafferty Asset Management, LLC, 33 Whitehall Street, 10th Floor, New York, New York 10004, provides investment advice to a Fund.  Rafferty was organized as a New York limited liability corporation in June 1997.  Lawrence C. Rafferty controls Rafferty through his ownership in Rafferty Holdings, LLC.

Under an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of a Fund, and Rafferty, Rafferty provides a continuous investment program for each Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of a Fund, subject to the supervision of the Trustees.  Rafferty bears all costs associated with providing these advisory services and the expenses of the Trustees who are affiliated with or interested persons of Rafferty.  The Trust bears all other expenses that are not assumed by Rafferty as described in the Prospectus.  The Trust also is liable for nonrecurring expenses as may arise, including litigation to which a Fund may be a party.  The Trust also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.

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Pursuant to the Advisory Agreement, each Fund other than the Commodity Trends Strategy Fund and the Money Market Fund pays Rafferty 0.75% at an annual rate based on its average daily net assets.  The Commodity Trends Strategy Fund pays Rafferty 1.00% at an annual rate based on its average daily net assets managed by Rafferty that are not invested in the Subsidiary.  The Money Market Fund pays Rafferty 0.50% at an annual rate based on its average daily net assets.

Each Fund is responsible for its own operating expenses.  Rafferty has contractually agreed to waive its fees and/or reimburse the Funds’ operating expenses (excluding, as applicable, among other expenses, front-end or contingent deferred sales loads, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation). through August 31, 2008 and April 30, 2008, as noted below, to the extent that their Investor Class and Service Class shares exceed 1.75% and 2.25%, respectively, of daily net assets.  This agreement may be terminated at any time at the discretion of the Board of Trustees upon notice to the Adviser and without the approval of Fund shareholders.  The agreement may be terminated by the Adviser only with the consent of the Board of Trustees.

The tables below show the amount of advisory fees incurred by each of the following Funds and the amount of fees waived and/or reimbursed by Rafferty for the fiscal periods ended August 31, 2007.

NASDAQ-100® Bull 1.25X Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
Year Ended August 31, 2007	$134,192	$ 43,815
Year Ended August 31, 2006	$98,980	$ 0
Year Ended August 31, 2005	$96,445	$ 0

Dow 30SM Bull 1.25X Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
Year Ended August 31, 2007	$117,091	$36,235
Year Ended August 31, 2006	$59,150	$37,053
Year Ended August 31, 2005	$78,061	$ 6,571

Small Cap Bull 2.5X Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
Year Ended August 31, 2007	$ 36,589	$ 76,236
Year Ended August 31, 2006	$ 66,422	$ 28,771
Year Ended August 31, 2005	$156,931	$ 0

Small Cap Bear 2.5X Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
Year Ended August 31, 2007	$122,975	$ 66,020
Year Ended August 31, 2006(1)	$154,822	$ 0
Year Ended August 31, 2005	$ 97,808	$ 22,787
(1)           The Advisor recouped $24,251 in expenses that were previously waived and/or reimbursed.

Commodity Bull 2X Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
Year Ended August 31, 2007	$115,430	$ 47,805
Year Ended August 31, 2006	$ 79,372	$ 72,524
February 17, 2005 to August 31, 2005	$ 64,497	$ 17,256

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10 Year Note Bull 2.5X Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
Year Ended August 31, 2007	$ 41,678	$73,130
Year Ended August 31, 2006	$ 18,753	$75,078
March 31, 2005 to August 31, 2005	$ 5,118	$49,224

10 Year Note Bear 2.5X Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
Year Ended August 31, 2007	$ 84,093	$57,146
Year Ended August 31, 2006	$193,351	$ 0
Year Ended August 31, 2005(1)	$225,694	$ 0
(1)           The Advisor recouped $37,516 in expenses that were previously waived and/or reimbursed.

Developed Markets Bull 2X Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
Year Ended August 31, 2007	$126,797	$ 47,688
January 25, 2006 - August 31, 2006	$ 17,905	$ 51,779

Developed Markets Bear 2X Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
Year Ended August 31, 2007	$ 16,612	$ 96,879
February 6, 2006 - August 31, 2006	$ 25,259	$ 36,493

Emerging Markets Bull 2X Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
Year Ended August 31, 2007	$188,181	$ 66,639
November 1, 2005 - August 31, 2006	$150,734	$ 0

Emerging Markets Bear 2X Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
Year Ended August 31, 2007	$ 60,214	$ 66,942
November 4, 2005 - August 31, 2006	$ 36,977	$ 49,468

HY Bear Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
Year Ended August 31, 2007(1)	$340,242	$ 0
September 20, 2005 - August 31, 2006	$ 40,935	$73,452
(1)           The Advisor recouped $20,995 in expenses that were previously waived and/or reimbursed.

Dynamic HY Bond Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
Year Ended August 31, 2007	$1,020,784	$ 0
Year Ended August 31, 2006	$648,066	$ 0
Year Ended August 31, 2005	$1,832,299	$ 0

Money Market Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
Year Ended August 31, 2007(1)	$117,533	$ 0
Year Ended August 31, 2006(2)	$166,245	$ 0
Year Ended August 31, 2005	$136,308	$ 20,143
(1)           The Advisor recouped $46,322 in expenses that were previously waived and/or reimbursed.
(2)           The Advisor recouped $28,144 in expenses that were previously waived and/or reimbursed.

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The tables below show the amount of advisory fees incurred by each of the following Funds and the amount of fees waived and/or reimbursed by Rafferty for the fiscal periods ended April 30, 2007.

Japan Bull 2X Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
May 3, 2006 – April 30, 2007	$ 13,671	$95,705

S&P 500® Bull 2.5X Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
May 1, 2006 – April 30, 2007	$ 52,355	$97,617

S&P 500® Bear 2.5X Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
May 1, 2006 – April 30, 2007	$ 15,347	$108,118

Mid Cap Bull 2.5X Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
May 2, 2006 – April 30, 2007	$ 23,989	$90,530

Dollar Bear 2.5X Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
June 12, 2006 – April 30, 2007	$ 15,213	$97,186

NASDAQ-100® Bull 2.5X Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
May 1, 2006 – April 30, 2007	$ 53,701	$119,492

NASDAQ-100® Bear 2.5X Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
May 1, 2006 – April 30, 2007	$ 40,117	$79,014

Latin America Bull 2X Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
May 2, 2006 – April 30, 2007	$ 94,986	$65,146

The Advisory Agreement was initially approved by the Trustees (including all Independent Trustees) and Rafferty, as sole shareholder of each Fund, in compliance with the 1940 Act.  The Advisory Agreement with respect to each Fund continued in force for an initial period of two years after the date of its approval.  The Advisory Agreement is renewable thereafter from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of Rafferty or the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of a Fund.  The Advisory Agreement automatically terminates on assignment and is terminable on a 60-day written notice either by the Trust or Rafferty.

Rafferty shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.

Under a separate investment advisory agreement between Rafferty and the Subsidiary, the Subsidiary pays Rafferty an advisory fee at an annual rate of 1.00% of the Subsidiary’s average daily net assets.  Under this agreement, Rafferty provides to the Subsidiary the same investment advisory services on the same terms and conditions Rafferty provides advisory services to the Commodity Trends Strategy Fund.  The Subsidiary also has entered into separate agreements with the Fund’s service providers for the provision of administrative, accounting, transfer agency and custody services.

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Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Trust, Rafferty and the distributor have adopted Codes of Ethics (“Codes”).  These Codes permit portfolio managers and other access persons of a Fund to invest in securities that may be owned by a Fund, subject to certain restrictions.

Portfolio Manager

Mr. Loren L. Norton serves as the portfolio manager for the EM Debt Bull Fund and EM Debt Bear Fund (“EM Debt Funds”).  Mr. Loren L. Norton also serves as the portfolio manager for the Dynamic HY Bond Fund and the HY Bear Fund.  In addition to the EM Debt Funds and the HY Funds, he manages the following other accounts as of April 30, 2008:

Accounts	Total Number of Accounts	Total Assets (in millions)	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Registered Investment Companies	_	$__	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Mr. Norton manages other funds, which shares the EM Debt Funds’ and the HY Funds’ objective to invest in lower quality debt instruments.  Because of the similarities in the investment objectives and strategies of the EM Debt Funds and the HY Funds and the other funds, conflicts of interest may arise.  As a result, the Adviser has adopted trade initiation, execution and allocation procedures that, among other things, ensure that the Adviser treats all clients fairly when taking an investment action.

Rafferty has not identified any other material conflicts between the EM Debt Funds and the HY Funds and the other funds managed by Mr. Norton.  However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of EM Debt Funds and the HY Funds and the other funds.  The management of the EM Debt Funds and the HY Funds and the other funds may result in unequal time and attention being devoted to the EM Debt Funds and the HY Funds and the other funds.

Mr. Norton’s compensation is paid by Rafferty.  Mr. Norton’s compensation primarily consists of a fixed base salary and a bonus.  His salary is reviewed annually and increases are determined by factors such as performance and seniority.  Bonuses are determined by his individual performance, including factors such as attention to detail, process, and efficiency, and are affected by the overall performance of the firm.  His salary and bonus are not based on a Fund’s performance and as a result, no benchmarks are used.  Along with all other employees of Rafferty, the investment committee may participate in the firm’s 401(k) retirement plan where Rafferty may make matching contributions up to a defined percentage of their salary.

Set forth below are the dollar ranges of securities of the HY Funds beneficially owned by Mr. Norton as of April 30, 2008:

Name of Fund	Dollar Range of Equity Securities in the Funds
	None	$1 - $10,000	$10,001 - $50,000	$50,001 - $100,000	Over $100,000
Dynamic HY Bond Fund	X
HY Bear Fund	X

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Mr. Norton does not own any shares of the EM Debt Funds as they had not commenced operations prior to the date of this SAI.

Portfolio Manager

Each Fund, other than the EM Debt Funds and the HY Funds, is managed by an investment committee consisting of Paul Brigandi, Tony Ng, Michael Eschmann, and Adam Gould.  In addition to the Funds, the committee manages the following other accounts as of April 30, 2008:

Accounts	Total Number of Accounts	Total Assets (in millions)	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Registered Investment Companies	__	$____	0	$0
Other Pooled Investment Vehicles	_	$___	0	$0
Other Accounts	0	0	0	$0

Rafferty manages no other accounts with an investment objective similar to that of a Fund.  However, a Fund may invest in the same securities but the nature of each investment (Bull or short) may be opposite and in different proportions.  Rafferty ordinarily executes transactions for a Fund “market-on-close,” in which Funds purchasing or selling the same security receive the same closing price.

Rafferty has not identified any additional material conflicts between a Fund and other accounts managed by the investment committee.  However, other actual or apparent conflicts of interest may arise in connection with the day-to-day management of a Fund and other accounts.  The management of a Fund and other accounts may result in unequal time and attention being devoted to a Fund and other accounts.  Rafferty’s management fees for the services it provides to other accounts varies and may be higher or lower than the advisory fees it receives from a Fund. This could create potential conflicts of interest in which the portfolio manager may appear to favor one investment vehicle over another resulting in an account paying higher fees or one investment vehicle out performing another.

The investment committee’s compensation is paid by Rafferty.  Their compensation primarily consists of a fixed base salary and a bonus.  The investment committee’s salary is reviewed annually and increases are determined by factors such as performance and seniority.  Bonuses are determined by the individual performance of an employee including factors such as attention to detail, process, and efficiency, and are impacted by the overall performance of the firm.  The investment committee’s salary and bonus are not based on a Fund’s performance and as a result, no benchmarks are used. Along with all other employees of Rafferty, the investment committee may participate in the firm’s 401(k) retirement plan where Rafferty may make matching contributions up to a defined percentage of their salary.

The members of the investment committee do not own any shares of the Funds as of April 30, 2007.

Proxy Voting Policies and Procedures

The Board has adopted proxy voting policies and procedures (“Proxy Policies”) wherein the Trust has delegated to Rafferty the responsibility for voting proxies relating to portfolio securities held by a Fund as part of their investment advisory services, subject to the supervision and oversight of the Board.  The Proxy Voting Policies of Rafferty are attached as Appendix B.  Notwithstanding this delegation of responsibilities, however, each Fund retains the right to vote proxies relating to its portfolio securities.  The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of a Fund and their shareholders, taking into account the value of a Fund’s investments.

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More Information.  The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling toll-free, 1-800-851-0511 or by accessing the SEC’s website at www.sec.gov.

Fund Administrator, Fund Accountant, Transfer Agent and Custodian

U.S. Bancorp Fund Services, LLC (“Administrator”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides administrative, fund accounting and transfer agent services to a Fund.  U.S. Bank, N.A., Custody Operations, 155 N. River Center Drive, Suite 302, Milwaukee, Wisconsin, 53202, an affiliate of the Administrator, provides custodian services to a Fund.

Pursuant to an Administration Servicing Agreement (“Service Agreement”) between the Trust and the Administrator, the Administrator provides the Trust with administrative and management services (other than investment advisory services).  As compensation for these services, the Trust pays the Administrator a fee based on the Trust’s total average daily net assets of 0.045% on net assets or a minimum annual fee of $200,000 for the Fund Complex.  The Administrator also is entitled to certain out-of-pocket expenses.

The tables below show the amount of administrative and management services fees incurred by each of the following Funds to the Administrator for the fiscal periods ended August 31, 2007.

NASDAQ-100® Bull 1.25X Fund	Fees paid to the Administrator
Year ended August 31, 2007	$11,218
Year ended August 31, 2006	$17,420
Year ended August 31, 2005	$22,011

Dow 30SM Bull 1.25X Fund	Fees paid to the Administrator
Year ended August 31, 2007	$10,979
Year ended August 31, 2006	$16,805
Year ended August 31, 2005	$21,385

Small Cap Bull 2.5X Fund	Fees paid to the Administrator
Year ended August 31, 2007	$8,305
Year Ended August 31, 2006	$17,117
Year Ended August 31, 2005	$24,649

Small Cap Bear 2.5X Fund	Fees paid to the Administrator
Year ended August 31, 2007	$11,788
Year Ended August 31, 2006	$17,749
Year Ended August 31, 2005	$21,366

Commodity Bull 2X Fund	Fees paid to the Administrator
Year ended August 31, 2007	$11,624
Year Ended August 31, 2006	$17,158
February 17, 2005 - August 31, 2005	$12,730

10 Year Note Bull 2.5X Fund	Fees paid to the Administrator
Year ended August 31, 2007	$8,950
Year Ended August 31, 2006	$16,722
March 31, 2005 - August 31, 2005	$8,141

10 Year Note Bear 2.5X Fund	Fees paid to the Administrator
Year ended August 31, 2007	$10,103
Year Ended August 31, 2006	$17,860
Year Ended August 31, 2005	$27,771

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Developed Markets Bull 2X Fund	Fees paid to the Administrator
Year ended August 31, 2007	$11,378
January 25, 2006 - August 31, 2006	$10,247

Developed Markets Bear 2X Fund	Fees paid to the Administrator
Year ended August 31, 2007	$8,637
February 6, 2006 - August 31, 2006	$8,482

Emerging Markets Bull 2X Fund	Fees paid to the Administrator
Year ended August 31, 2007	$13,627
November 1, 2005 - August 31, 2006	$13,609

Emerging Markets Bear 2X Fund	Fees paid to the Administrator
Year ended August 31, 2007	$8,691
November 4, 2005 - August 31, 2006	$13,792

HY Bear Fund	Fees Paid to the Administrator
Year ended August 31, 2007	$27,587
September 20, 2005 - August 31, 2006	$17,136

Dynamic HY Bond Fund	Fees Paid to the Administrator
Year ended August 31, 2007	$37,707
Year Ended August 31, 2006	$19,807
Year Ended August 31, 2005	$90,408

Money Market Fund	Fees paid to the Administrator
Year ended August 31, 2007	$15,593
Year Ended August 31, 2006	$19,679
Year Ended August 31, 2005	$26,563
Year Ended August 31, 2004	$18,178

The tables below show the amount of administrative and management services fees incurred by each of the following Funds to the Administrator for the fiscal periods ended April 30, 2007.

Japan Bull 2X Fund	Fees Paid to the Administrator
May 3, 2006 - April 30, 2007	$10,105

S&P 500® Bull 2.5X Fund	Fees Paid to the Administrator
May 1, 2006 - April 30, 2007	$10,732

S&P 500® Bear 2.5X Fund	Fees Paid to the Administrator
May 1, 2006 - April 30, 2007	$10,123

Mid Cap Bull 2.5X Fund	Fees Paid to the Administrator
May 2, 2006 - April 30, 2007	$10,273

Dollar Bear 2.5X Fund	Fees Paid to the Administrator
June 12, 2006 - April 30, 2007	$9,160

NASDAQ-100® Bull 2.5X Fund	Fees Paid to the Administrator
May 1, 2006 - April 30, 2007	$10,745

NASDAQ-100® Bear 2.5X Fund	Fees Paid to the Administrator
May 1, 2006 - April 30, 2007	$10,545

Latin America Bull 2X Fund	Fees Paid to the Administrator
May 2, 2006 - April 30, 2007	$11,841

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Pursuant to a Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC (“Fund Accountant”), the Fund Accountant provides the Trust with accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports.  For these services, the Trust pays the Fund Accountant a fee based on the Trust’s total average daily net assets of 0.03% and a minimum annual fee of $600,000 for the Fund Complex.  The Fund Accountant also is entitled to certain out-of-pocket expenses, including pricing expenses.

Pursuant to a Custodian Agreement, U.S. Bank N.A. serves as the custodian of a Fund’s assets.  The Custodian holds and administers the assets in a Fund’s portfolios.  Pursuant to the Custodian Agreement, the Custodian receives an annual fee based on the Trust’s total average daily net assets of 0.0225% and a $1,000 minimum fee per fund.  The Custodian also is entitled to certain out-of-pocket expenses.  U.S. Bank N.A. and/or its affiliates receive revenue from certain broker-dealers that may receive Rule 12b-1 fees or other payments from mutual funds in which certain of the Funds may invest.  In recognition of this revenue, certain of these Funds may receive a credit from U.S. Bank N.A. and/or its affiliates for fees otherwise payable by the Funds.

Distributor

Rafferty Capital Markets, LLC, 59 Hilton Avenue, Garden City, New York 11530, serves as the distributor (“Distributor”) in connection with the continuous offering of each Fund’s shares.  The Distributor and participating dealers with whom it has entered into dealer agreements offer shares of a Fund as agents on a best efforts basis and are not obligated to sell any specific amount of shares.  For the fiscal year ended August 31, 2007, the Distributor received $90,000 as compensation from Rafferty for distribution services for the Trust.  Mr. Rafferty is an affiliated person of the Distributor.

Distribution Plan and Service Fees

Rule 12b-1 under the 1940 Act provides that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule.  The Trustees have adopted separate plans for the Investor Class (“Investor Class 12b-1 Plan”) and the Service Class (“Service Class 12b-1 Plan”) of each Fund pursuant to which each Fund may pay certain expenses incurred in the distribution of its shares and the servicing and maintenance of existing shareholder accounts.  The Distributor, as the Funds’ principal underwriter, and Rafferty may have a direct or indirect financial interest in the Plan or any related agreement.

Pursuant to the Investor Class 12b-1 Plan, the Investor Class shares of a Fund, except for the U.S. Government Money Market Fund, may pay up to 1.00% of the Investor Class’ average daily net assets.  The Board has authorized the Funds to pay 0.25% of the Investor Class’ average daily net assets.  Pursuant to the Service Class 12b-1 Plan, the Service Class shares of a Fund may pay up to 1.00% of the Service Class’ average daily net assets.  The Board has currently authorized the Service Class to pay Rule 12b-1 fees equal to 0.75% of the average daily net assets of the Service Class.

In addition, the Board approved a separate annualized shareholder services fee of 0.25% for the Investor Class and Service Class shares.  The fee compensates service providers and/or financial intermediaries for shareholder services provided to a Fund, including but not limited to:  (a) answering shareholder inquires regarding the manner in which purchases, exchanges and redemptions of Investor Class or Service Class shares of Fund may be effected and other matters pertaining to Investor Class or Service Class shares; (b) providing necessary personnel and facilities to establish and maintain shareholder accounts and records; (c) assisting shareholders in arranging for processing of purchase, exchange and redemption transactions; (d) assisting in the enhancement of relations and communication between shareholders and the Funds; (e) assisting in the maintenance of Fund records containing shareholder information; and (g) providing such other related personal services as the shareholder may request.

Under an agreement with the Funds, your Financial Advisor may provide services, as described in the Prospectus, and as described above, and receive Rule 12b-1 fees and or shareholder servicing fees from the Funds.

Each Plan was approved by the Trustees and the Independent Trustees of the Funds.  In approving each Plan, the Trustees determined that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders.  The Trustees will review quarterly and annually a written report provided by the Treasurer of the amounts expended under the Plans and the purpose for which such expenditures were made.

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The Plans permit payments to be made by each Fund to the distributor or other third parties for expenditures incurred in connection with the distribution of Fund shares to investors and the provision of certain shareholder services.  The distributor or other third parties are authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of each Fund.  In addition, the Plans authorize payments by each Fund to the distributor or other third parties for the cost related to selling or servicing efforts, preparing, printing and distributing Fund prospectuses, statements of additional information, and shareholder reports to investors.

The tables below show the amount of 12b-1 fees incurred and the allocation of such fees by each of the following Funds for the fiscal year ended August 31, 2007.

Fund (Investor Class)	12b-1 fees Incurred
NASDAQ-100® Bull 1.25X Fund	$44,731
Dow 30SM Bull 1.25X Fund	$39,030
Small Cap Bull 2.5X Fund	$13,196
Small Cap Bear 2.5X Fund	$40,992
Commodity Bull 2X Fund	$38,477
10 Year Note Bull 2.5X Fund	$13,893
10 Year Note Bear 2.5X Fund	$28,031
Developed Markets Bull 2X Fund	$42,266
Developed Markets Bear 2X Fund	$5,537
Emerging Markets Bull 2X Fund	$62,727
Emerging Markets Bear 2X Fund	$20,071
Dynamic HY Bond Fund	$340,261
HY Bear Fund	$120,412

Fund (Investor Class)	Advertising and Marketing	Printing and Postage	Payment to Distributor	Payment to Dealers	Compensation to Sales Personnel	Other Marketing Expenses
NASDAQ-100® Bull 1.25X Fund	$21,024	$0	$4,920	$17,892	$0	$895
Dow 30SM Bull 1.25X Fund	$29,273	$0	$1,952	$7,806	$0	$0
Small Cap Bull 2.5X Fund	$6,598	$0	$4,487	$2,111	$0	$0
Small Cap Bear 2.5X Fund	$35,253	$0	$2,460	$3,279	$0	$0
Commodity Bull 2X Fund	$31,551	$0	$1,154	$5,772	$0	$0
Developed Markets Bull 2X Fund	$28,741	$0	$2,536	$10,989	$0	$0
Developed Markets Bear 2X Fund	$3,378	$0	$609	$1,150	$0	$0
10 Year Note Bull 2.5X Fund	$8,892	$0	$1,528	$3,473	$0	$0
10 Year Note Bear 2.5X Fund	$17,660	$0	$1,962	$8,409	$0	$0
Emerging Markets Bull 2X Fund	$49,554	$0	$2,509	$10,664	$0	$0
Emerging Markets Bear 2X Fund	$13,448	$0	$2,007	$4,616	$0	$0
Dynamic HY Bond Fund	$313,040	$0	$6,805	$3,403	$0	$17,013
HY Bear Fund	$108,371	$0	$4,816	$7,225	$0	$0

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The tables below show the amount of 12b-1 fees incurred and the allocation of such fees by each of the following Funds for the fiscal periods ended April 31, 2007.

Fund (Investor Class)		12b-1 fees Incurred
Japan Bull 2X Fund	May 3, 2006 – April 30, 2007	$4,289
S&P 500® Bull 2.5X Fund	May 1, 2006 – April 30, 2007	$16,058
S&P 500® Bear 2.5X Fund	May 1, 2006 – April 30, 2007	$4,627
Mid Cap Bull 2.5X Fund	May 2, 2006 – April 30, 2007	$7,882
Dollar Bear 2.5X Fund	June 12, 2006 – April 30, 2007	$4,866
NASDAQ-100® Bull 2.5X Fund	May 1, 2006 – April 30, 2007	$17,348
NASDAQ-100® Bear 2.5X Fund	May 1, 2006 – April 30, 2007	$8,573
Latin America Bull 2X Fund	May 2, 2006 – April 30, 2007	$29,545

Fund (Investor Class)	Advertising and Marketing	Printing and Postage	Payment to Distributor	Payment to Dealers	Compensation to Sales Personnel	Other Marketing Expenses
Japan Bull 2X Fund	$2,300	$0	$0	$1,988	$0	$0
S&P 500® Bull 2.5X Fund	$10,688	$0	$131	$2,448	$0	$2,791
S&P 500® Bear 2.5X Fund	$2,618	$0	$0	$2,009	$0	$0
Mid Cap Bull 2.5X Fund	$3,550	$0	$0	$3,944	$0	$388
Dollar Bear 2.5X Fund	$1,617	$0	$0	$1,349	$0	$1,900
NASDAQ-100® Bull 2.5X Fund	$10,958	$0	$0	$4,490	$0	$1,900
NASDAQ-100® Bear 2.5X Fund	$4,335	$0	$0	$4,238	$0	$0
Latin America Bull 2X Fund	$18,207	$0	$0	$9,438	$0	$1,900

Independent Registered Public Accounting Firm

Ernst & Young LLP (“E&Y”), 233 S. Wacker Drive, Chicago, Illinois 60606, is the independent registered public accounting firm for the Trust.  The Financial Statements of the Funds for the fiscal years ended August 31, 2007 and April 30, 2007 have been audited by E&Y and are incorporated by reference herein with reliance upon the report of said Firm, which is given upon their authority as experts in accounting and auditing.

DETERMINATION OF NET ASSET VALUE

The NAV per share of each Fund is determined separately daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally at 4:00 p.m. Eastern time), each day the NYSE, and Bond Market for the 10 Year Note Funds, is open for business (“Business Day”).  The NYSE is not open on New Year’s Day, Presidents’ Day, Martin Luther King’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Money Market Fund. It is the policy of the Money Market Fund to attempt to maintain a constant price per share of $1.00.  There can be no assurance that a $1.00 NAV per share will be maintained.  The portfolio instruments held by the Money Market Fund are valued based on the amortized cost valuation method pursuant to Rule 2a-7 under the 1940 Act.  This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value.  Such fluctuations generally are in response to changes in interest rates.  Use of the amortized cost valuation method requires the Money Market Fund to purchase instruments having remaining maturities of 397 days or less, to maintain a dollar-weighted average portfolio maturity of 90 days or less, and to invest only in securities determined by the Trustees to be of high quality with minimal credit risks.  The Money Market Fund may invest in issuers or instruments that at the time of purchase have received the highest short-term rating by any two nationally recognized statistical rating organizations (“NRSROs”).

Rule 2a-7 requires the Trustees to establish procedures reasonably designed to stabilize the NAV per share as computed for purposes of distribution and redemption.  The Board’s procedures include monitoring the relationship between the amortized cost value per share and a NAV per share based upon available indications of market value.  The Board will decide what, if any, steps should be taken if there is a difference of more than 0.5% between the two methods.  The Board will take any steps they consider appropriate (such as redemption in-kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining NAV.

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Each Fund other than the Money Market Fund. A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued.  If no sale is reported at that time, the mean of the last bid and asked prices is used.  Securities primarily traded on the NASDAQ Global Market® (“NASDAQ®”) for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”) provided by NASDAQ® each business day.  The NOCP is the most recently reported price as of 4:00:02 p.m. Eastern time, unless that price is outside the range of the “inside” bid and asked prices’ in that case, NASDAQ® will adjust the price to equal the inside bid or asked price, whichever is closer.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.

When market quotations for options and futures positions held by a Fund are readily available, those positions will be valued based upon such quotations.  Securities and other assets for which market quotations are not readily available, or for which Rafferty has reason to question the validity of quotations received, are valued at fair value by procedures as adopted by the Board.

For purposes of determining NAV per share of a Fund, options and futures contracts are valued at the last sales prices of the exchanges on which they trade.  The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the last sale price for a like contract acquired on the day on which the futures contract is being valued.  The value of options on futures contracts is determined based upon the last sale price for a like option acquired on the day on which the option is being valued.  A last sale price may not be used for the foregoing purposes if the market makes a limited move with respect to a particular instrument.

For valuation purposes, quotations of foreign securities or other assets denominated in foreign currencies are translated to U.S. dollar equivalents using the net foreign exchange rate in effect at the close of the stock exchange in the country where the security is issued.  Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  If the Board determines that the amortized cost method does not represent the fair value of the short-term debt instrument, the investment will be valued at fair value as determined by procedures as adopted by the Board.  U.S. government securities are valued at the mean between the closing bid and asked price provided by an independent third party pricing service (“Pricing Service”).

OTC securities held by a Fund will be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used.  The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales price of such securities; if no sales price is reported, the mean of the last bid and asked price is used.  Dividend income and other distributions are recorded on the ex-distribution date.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets not valued in accordance with the foregoing principles will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to Rafferty or the officers of the Trust.  The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determinations.  The Trustees, from time to time, will review these methods of valuation and will recommend changes that may be necessary to assure that the investments of a Fund are valued at fair value.

For purposes of calculating their daily NAV, a Fund typically reflects changes in its holdings of portfolio securities on the first business day following a portfolio trade (commonly known as “T+1 accounting”).  However, each Fund is permitted to include same day trades when calculating its NAV (commonly referred to as “trade date accounting”) on days when a Fund receives substantial redemptions.  Such redemptions can result in an adverse impact on a Fund’s NAV when there is a disparity between the trade price and the closing price of the security.  Thus, a Fund’s use of trade date accounting is likely to lessen the impact of substantial redemptions on a Fund’s NAV.

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The Fund may invest up to 25% of its total assets in the Subsidiary.  The Subsidiary offers to redeem all or a portion of its shares every Business Day.  The value of the Subsidiary’s shares will fluctuate with the value of its portfolio investments.  The Subsidiary uses the same pricing and valuation methodologies described above to price its shares.

REDEMPTIONS

Redemption In-Kind

The Trust has filed a notice of election under Rule 18f-1 of the 1940 Act, which obligates a Fund to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of that Fund’s NAV, whichever is less.  Any redemption beyond this amount also will be in cash unless the Trustees determine that further cash payments will have a material adverse effect on remaining shareholders.  In such a case, a Fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as each Fund determines NAV.  The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable.  A redemption in-kind is not as liquid as a cash redemption.  If a redemption is made in-kind, a shareholder receiving portfolio instruments could receive less than the redemption value thereof and could incur certain transaction costs.  Shareholders who receive futures contracts or options on futures contracts in connection with a redemption in-kind may be responsible for making any margin payments due on those contracts.

Redemptions by Telephone

Shareholders may redeem shares of a Fund by telephone.  When acting on verbal instructions believed to be genuine, the Trust, Rafferty, transfer agent and their trustees, directors, officers and employees are not liable for any loss resulting from a fraudulent telephone transaction request and the investor will bear the risk of loss.  In acting upon telephone instructions, these parties use procedures that are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, name(s) and social security number(s) registered to the account, and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner.  To the extent that the Trust, Rafferty, transfer agent and their trustees, directors, officers and employees do not employ such procedures, some or all of them may be liable for losses due to unauthorized or fraudulent transactions.

Receiving Payment

Payment of redemption proceeds will be made within seven days following a Fund’s receipt of your request (if received in good order as described below) for redemption.  For investments that have been made by check, payment on redemption requests may be delayed until the transfer agent is reasonably satisfied that the purchase payment has been collected by the Trust (which may require up to 10 calendar days).  To avoid redemption delays, purchases should be made by direct wire transfer.

A redemption request will be considered to be received in “good order” if:

•	The number or amount of shares and the class of shares to be redeemed and shareholder account number have been indicated;

•	Any written request is signed by a shareholder and by all co-owners of the account with exactly the same name or names used in establishing the account;

•
Any written request is accompanied by certificates representing the shares that have been issued, if any, and the certificates have been endorsed for transfer exactly as the name or names appear on the certificates or an accompanying stock power has been attached; and

•
The signatures on any written redemption request in excess of $100,000 or more and on any certificates for shares (or an accompanying stock power) have been guaranteed by a national bank, a state bank that is insured by the Federal Deposit Insurance Corporation, a trust company or by any member firm of the New York, American, Boston, Chicago, Pacific or Philadelphia Stock Exchanges.  Signature guarantees also will be accepted from savings banks and certain other financial institutions that are deemed acceptable by U.S. Bancorp Funds Services, LLC, as transfer agent, under its current signature guarantee program.

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The right of redemption may be suspended or the date of payment postponed for any period during which (1) the NYSE is closed (other than customary weekend or holiday closings); (2) trading on the NYSE is restricted; (3) situations where an emergency exists as a result of which it is not reasonably practicable for a Fund to fairly determine the value of its net assets or disposal of a Fund’s securities is not reasonably practicable; or (4) the SEC has issued an order for the protection of a Fund’s shareholders.

Redemption Fee:  Commodity Trends Strategy Fund

Unlike most other Direxion Funds, the Commodity Trends Strategy Fund is not suitable for purchase by active investors.  The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in “market-timing” or other types of excessive short-term trading that could adversely affect shareholder returns.  Consequently, the Board of Trustees has adopted policies to prevent frequent purchases and redemptions of shares of the Fund.  In an effort to discourage short-term trading and defray costs related to such trading, the Board of Trustees has approved a redemption fee of 1.00% on sales and exchanges (collectively, “redemptions”) of Fund shares made within ninety (90) days of the date of purchase (including shares acquired through an exchange).

Anti-Money Laundering

A Fund is required to comply with various federal anti-money laundering laws and regulations.  Consequently, a Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or a Fund may be required to transfer the account or proceeds of the account to a government agency.  In addition, pursuant to a Fund’s Customer Identification Program, a Fund’s transfer agent will complete a thorough review of all new opening account applications and will not transact business with any person or entity whose identity cannot be adequately verified.

EXCHANGE PRIVILEGE

An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by a Fund whose shares are being exchanged of (1) proper instructions and all necessary supporting documents; or (2) a telephone request for such exchange in accordance with the procedures set forth in the Prospectuses and below.  Telephone requests for an exchange received by a Fund before 4:00 p.m. Eastern time will be effected at the close of regular trading on that day.  Requests for an exchange received after the close of regular trading will be effected on the NYSE’s next trading day.  Due to the volume of calls or other unusual circumstances, telephone exchanges may be difficult to implement during certain time periods.

The Trust reserves the right to reject any order to acquire its shares through exchange or otherwise to restrict or terminate the exchange privilege at any time.  In addition, the Trust may terminate this exchange privilege upon a 60-day notice.

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SHAREHOLDER AND OTHER INFORMATION

Each share of a Fund gives the shareholder one vote in matters submitted to shareholders for a vote.  Each series of each Fund have equal voting rights, except that, in matters affecting only a particular series, only shares of that series are entitled to vote.  Share voting rights are not cumulative, and shares have no preemptive or conversion rights.  Shares are not transferable.  As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings.  Shareholder approval will be sought only for certain changes in a Trust’s or a Fund’s operation and for the election of Trustees under certain circumstances.  Trustees may be removed by the Trustees or by shareholders at a special meeting.  A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of a Trust’s outstanding shares.

The Trust has entered into a licensing agreement with The McGraw-Hill Companies, Inc. to permit the use of certain servicemarks in connection with its registration statement and other materials.  “Standard & Poor’s®”, “S&P®”, “S&P 500®” and “Standard & Poor’s 500” are trademarks of The McGraw-Hill Companies, Inc.  The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Funds.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

As stated in the Prospectus, the Money Market Fund ordinarily declares dividends daily from its net investment income and distributes them monthly, whereas each other Fund distributes dividends to its shareholders from its net investment income, at least annually; for these purposes, net investment income includes accrued interest and accretion of original issue and market discounts, less amortization of market premium and estimated expenses, and is calculated immediately prior to the determination of a Fund’s NAV per share.  Each Fund also distributes its net short-term capital gain, if any, annually but may make more frequent distributions thereof if necessary to avoid income or excise taxes or, in the case of the Money Market Fund, to maintain its NAV per share at $1.00.  Each Fund, other than the Money Market Fund, may realize net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss and thus anticipates annual distributions thereof.  The Trustees may revise this dividend policy, or postpone the payment of dividends, if a Fund has or anticipates any large unexpected expense, loss, or fluctuation in net assets that, in the Trustees’ opinion, might have a significant adverse effect on its shareholders.

Taxes

Taxation of Shareholders.  Dividends (including distributions of short-term capital gain) a Fund distributes, if any, are taxable to its shareholders as ordinary income (at rates up to 35% for individuals), except to the extent they constitute “qualified dividend income” (described in the Prospectus) (“QDI”), regardless of whether the dividends are reinvested in Fund shares or received in cash.  Distributions of a Fund’s net capital gain, if any, are taxable to its shareholders as long-term capital gains, regardless of how long they have held their Fund shares and whether the distributions are reinvested in Fund shares or received in cash.

A shareholder’s sale (redemption) of Fund shares may result in a taxable gain, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis in the shares.  An exchange of Fund shares for shares of another Fund generally will have similar consequences.  If Fund shares are redeemed at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.  Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the purchase price back as a taxable distribution (with the tax consequences described in the Prospectus).

Regulated Investment Company Status.  Each Fund is treated as a separate corporation for federal tax purposes and intends to qualify as a regulated investment company under Subchapter M of Chapter 1 of the Code (“RIC”).  If a Fund so qualifies and satisfies the Distribution Requirement (defined below) for a taxable year, it will not be subject to federal income tax on the part of its investment company taxable income -- generally consisting of net investment income, the excess of net short-term capital gain over net long-term capital loss (“short-term capital gain”), and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid -- and net capital gain it distributes to its shareholders for that year.

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To qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (“Distribution Requirement”) and must meet several additional requirements.  For each Fund, these requirements include the following:  (1) the Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies, and (b) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) securities (other than U.S. government securities or the securities of other RICs) of any one issuer, (ii) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (iii) securities of one or more QPTPs (collectively, “Diversification Requirements”).  The Internal Revenue Service (“Service”) has ruled that income from a derivative contract on a commodity index generally is not qualifying income for purposes of the Income Requirement (“Qualifying Income”).

Although each Fund intends to satisfy all the foregoing requirements, there is no assurance that a Fund will be able to do so.  The investment by a Fund, other than the Money Market Fund, primarily in options and futures positions entails some risk that it might fail to satisfy the Diversification Requirements.  There is some uncertainty regarding the valuation of such positions for purposes of those requirements; accordingly, it is possible that the method of valuation the Funds use, pursuant to which each of them would expect to be treated as satisfying the Diversification Requirements, would not be accepted in an audit by the Service, which might apply a different method resulting in disqualification of one or more of the Funds.

The Commodity Trends Strategy Fund will invest in commodity-linked instruments.  Revenue Ruling 2006-1, issued by the Service on December 16, 2005 (as modified by Revenue Ruling 2006-31), concludes that the income from certain commodity-linked derivative contracts is not Qualifying Income, but subsequent private letter rulings the Service issued (“PLRs”) treat income from commodity-linked notes (as distinguished from commodity-linked derivatives) similar to those in which the Fund intends to invest, as well as income derived from a wholly owned subsidiary similar to the Subsidiary, as Qualifying Income, in the latter case even if the subsidiary itself invests in commodity-linked derivatives.  Although a PLR may only be relied on by the taxpayer that receives it, and the Fund will not seek a PLR regarding its investments in commodity-linked notes and the Subsidiary, the Fund intends to treat the income it derives from those investments as Qualifying Income based on the analysis in the PLRs mentioned above; and it thus will seek to restrict its income from derivatives, such as commodity-linked swaps, and other sources that do not generate Qualifying Income to a maximum of 10% of its annual gross income and will seek to gain exposure to the commodities markets primarily through investments in commodity-linked notes and the Subsidiary.  There can be no assurance that the Service will not change its position with respect to some or all of the conclusions it reached in those PLRs; if it did, and that position was upheld, the Fund might be required to restructure its investments to satisfy the Income Requirement or might cease to qualify as a RIC, with the consequences described in the following paragraph.

If a Fund failed to qualify for treatment as a RIC for any taxable year, (1) its taxable income, including net capital gain, would be taxed at corporate income tax rates (up to 35%), (2) it would not receive a deduction for the distributions it makes to its shareholders, and (3) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income, except for the part of those dividends that is QDI, which is subject to a maximum federal income tax rate of 15%) to the extent of the Fund’s earnings and profits; those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances.  In addition, the Fund would be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

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Excise Tax.  Each Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Income from Foreign Securities.  Dividends and interest a Fund receives, and gains it realizes on foreign securities, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities.  Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues dividends, interest or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss.  These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders.

Each Fund may invest in the stock of “passive foreign investment companies” (“PFICs”).  A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income.  Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders.  The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.  Fund distributions thereof will not be eligible for the 15% maximum federal income tax rate on individuals’ QDI.

If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then, in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF.  In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Each Fund may elect to “mark to market” its stock in any PFIC.  “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the PFIC’s stock over a Fund’s adjusted basis therein as of the end of that year.  Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election.  A Fund’s adjusted basis in each PFIC’s stock with respect to which it makes this election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Derivatives Strategies.  The use of derivatives strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith.  Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures, and forward contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as Qualifying Income.  Each Fund will monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract, or hedged investment to mitigate the effect of these rules, prevent its disqualification as a RIC, and minimize the imposition of federal income and excise taxes.

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Some futures contracts (other than “securities futures contracts,” as defined in Code section 1234B(c)), foreign currency contracts, and “nonequity options” (i.e., certain listed options, such as those on a “broad-based” securities index) in which a Fund invests may be subject to Code section 1256 (collectively “section 1256 contracts.”).  Section 1256 contracts that a Fund holds at the end of its taxable year must be “marked to market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized.  Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.  These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.  A Fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute.  Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

Code section 1092 (dealing with straddles) also may affect the taxation of options, futures, and forward contracts in which a Fund may invest.  That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward contracts are positions in personal property.  Under that section any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle.  In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above.  The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles.  If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made.  Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

If a call option written by a Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain.  If a Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys.  If such an option is exercised and a Fund thus sells the securities or futures contract subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale.  If a call option purchased by a Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the security or futures contract subject thereto.  If a Fund exercises a purchased call option, the premium it paid for the option will be added to the basis of the subject securities or futures contract.

If a Fund has an “appreciated financial position” -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time.  A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property.  In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale.  The foregoing will not apply, however, to any Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

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Commodity Trends Strategy Fund - Investment in the Subsidiary.  The Commodity Trends Strategy Fund intends to invest up to 25% of its assets in the Subsidiary, which is expected to provide the Fund with exposure to the commodities markets within the limitations of the Income Requirement.  The Subsidiary will be classified as a corporation for federal income tax purposes, which, as a foreign corporation, generally will not be subject to federal income taxation unless it is engaged in a U.S. trade or business.  A foreign corporation that is not a dealer in stocks, securities, or commodities may engage in the following activities without being deemed to be so engaged: (1) trading in stocks or securities (including contracts or options to buy or sell securities) for its own account; and (2) trading in commodities that are “of a kind customarily dealt in on an organized commodity exchange . . . if the transaction is of a kind customarily consummated at such place” for its own account.  It is expected that the Subsidiary will conduct its securities and commodities trading activities to comply with the foregoing.

In general, a foreign corporation that does not conduct a U.S. trade or business is nonetheless subject to federal income tax at a flat rate of 30% (or lower treaty rate) on the gross amount of certain U.S.-source income, including dividends and certain interest income, that is not effectively connected with a U.S. trade or business.  There is no tax treaty in force between the United States and the Cayman Islands that would reduce the 30% rate.  The 30% tax does not apply to U.S.-source capital gains (whether long-term or short-term), interest paid to a foreign corporation on its deposits with U.S. banks, or “portfolio interest” (which includes interest, including OID, on certain obligations in registered form and, under certain circumstances, interest on bearer obligations).

The Subsidiary will be a “controlled foreign corporation” (“CFC”) if, on any day of its taxable year, more than 50% of the voting power or value of its stock is directly, indirectly, or constructively owned by “United States shareholders.”  A United States shareholder is defined as a “United States person” (as defined in Code section 957(c)) who directly, indirectly, or constructively owns 10% or more of the total combined voting power of all classes of a foreign corporation’s voting stock.  Because the Fund is such a person that will own all the Subsidiary’s stock, the Fund will be a United States shareholder and the Subsidiary will be a CFC.  As a United States shareholder, the Fund annually will be required to include in its gross income all of the Subsidiary’s “subpart F income” -- which includes interest, OID, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans, net payments received with respect to equity swaps and similar derivatives, and net gains from transactions (including futures and forwards) in commodities and is expected to constitute all of the Subsidiary’s income -- regardless of whether the Subsidiary distributes that income to the Fund.  The Fund’s recognition of the Subsidiary’s subpart F income will increase its tax basis in its stock in the Subsidiary.  Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed subpart F income, and will correspondingly reduce the Fund’s tax basis in that stock.  Subpart F income is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income.

Income from Zero-Coupon and Payment-in-Kind Securities.  A Fund may acquire zero-coupon or other securities (such as strips) issued with OID.  As a holder of those securities, a Fund must include in its gross income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year.  Similarly, a Fund must include in its gross income securities it receives as “interest” on payment-in-kind securities.  Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives.  Those distributions will be made from a Fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary.  A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Income from REITs.  A Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP.  A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.”  The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs.  Although those regulations have not yet been issued, the U.S. Treasury Department and the Service issued a notice in 2006 (“Notice”) announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

72

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to the unrelated business income tax) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocated to its disqualified organization shareholders, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate.  Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts, and public charities) constitutes unrelated business taxable income to them.

A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record shareholders that are” after “its” in clause (4)).  The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that, (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends.  No Fund will invest directly in REMIC residual interests, and no Fund intends to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the Funds.  No attempt is made to present a complete explanation of the federal tax treatment of the Funds’ activities, and this discussion is not intended as a substitute for careful tax planning.  Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to a Fund and to distributions therefrom.

FINANCIAL STATEMENTS

Except for the NASDAQ-100® Bull 1.25X Fund (formerly OTC Plus Fund), Dow 30SM Bull 1.25X Fund (formerly Dow 30SM Plus Fund), Small Cap Bull 2.5X Fund, Small Cap Bear 2.5X Fund, Commodity Bull 2X Fund, 10 Year Note Bull 2.5X Fund, 10 Year Note Bear 2.5X Fund, Developed Markets Bull 2X Fund, Developed Markets Bear 2x Fund, Emerging Markets Bull 2X Fund, Emerging Markets Bear 2X Fund, Dynamic HY Bond Fund, HY Bear Fund, US Government Money Market Fund, S&P 500® Bull 2.5X Fund, S&P 500® Bear 2.5X Fund, Japan Bull 2X Fund, Mid Cap Bull 2.5X Fund, Dollar Bear 2.5X Fund, NASDAQ-100® Bull 2.5X Fund, NASDAQ-100® 2.5X Bear Fund and Latin America Bull 2X Fund no financial statements are available for the Funds because they had not commenced operations as of the date of this SAI.

The financial statements for the NASDAQ-100® Bull 1.25X Fund (formerly OTC Plus Fund), Dow 30SM Bull 1.25X Fund (formerly Dow 30SM Plus Fund), Small Cap Bull 2.5X Fund, Small Cap Bear 2.5X Fund, Commodity Bull 2X Fund, 10 Year Note Bull 2.5X Fund, 10 Year Note Bear 2.5X Fund, Developed Markets Bull 2X Fund, Developed Markets Bear 2X Fund, Emerging Markets Bull 2X Fund, Emerging Markets Bear 2X Fund, Dynamic HY Bond Fund, HY Bear Fund and US Government Money Market Fund for the fiscal year ended August 31, 2007 (or since commencement of operations if less than one year), are herein incorporated by reference to the Funds’ Annual Report to Shareholders dated August 31, 2007.

The financial statements for the S&P 500® Bull 2.5X Fund, S&P 500® Bear 2.5X Fund, Japan Bull 2X Fund, Mid Cap Bull 2.5X Fund, Dollar Bear 2.5X Fund, NASDAQ-100® Bull 2.5X Fund, NASDAQ-100® 2.5X Bear Fund and Latin America Bull 2X Fund are herein incorporated by reference to the Funds’ Annual Report to Shareholders dated August 31, 2007 and Semi-Annual Report to Shareholders dated October 31, 2007.  The financial statements for the Latin America Bear 2X Fund, China Bull 2X Fund and China Bear 2X Fund are herein incorporated by reference to the Funds’ Semi-Annual Report to Shareholders dated February 29, 2008.

To receive a copy of the Prospectus or Annual or Semi-Annual Reports to shareholders, without charge, write to or call the Trust at the address or telephone number listed above.

73

Appendix A

Description of Corporate Bond Ratings

Moody’s Investors Service and Standard and Poor’s Corporation are two prominent independent rating agencies that rate the quality of bonds.  Following are expanded explanations of the ratings shown in the Prospectus and this SAI.

Moody’s Investors Service Ratings

Aaa: Bonds with this rating are judged to be of the best quality.  They carry the smallest degree of investment risk.  Interest payments are protected by a large or exceptionally stable margin and principal is secure.

Aa: Bonds with this rating are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude.

A: Bonds with this rating possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds with this rating are considered as medium grade obligations, i.e.; they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds with this rating are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B: Bonds with this rating generally lack characteristics of desirable investments.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds with this rating are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds with this rating represent obligations which are speculative to a high degree.  Such issues are often in default or have other marked shortcomings.

C: Bonds with this rating are the lowest rated class of bonds.  Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system.  The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Generally, investment-grade debt securities are those rated Baa3 or better by Moody’s.

Standard & Poor’s Corporation Ratings

AAA: This rating is the highest rating assigned by Standard & Poor’s and is indicative of a very strong capacity to pay interest and repay principal.

AA: This rating indicates a very strong capacity to pay interest and repay principal and differs from the higher rated issues only by a small degree.

A: This rating indicates a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: This rating indicates an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

A-1

BB, B, CCC, CC: These ratings indicate, on balance, a predominantly speculative capacity of the issuer to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: This rating is reserved for income bonds on which no interest is being paid.

D: This rating indicates debt in default, and payment of interest and/or repayment of principal are in arrears.

The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories, for example A or B+.

Generally, investment-grade debt securities are those rated BBB or better by Standard & Poor’s.

A-2

APPENDIX B

Direxion Funds
Proxy Voting Policies and Procedures

The Direxion Funds has adopted the following guidelines (the “Guidelines”) pursuant to which a Fund’s investment adviser, Rafferty Asset Management (“RAM”), in the absence of special circumstances, generally shall vote proxies.  These Guidelines are designed to reasonably ensure that proxies are voted in the best interest of the shareholders of a Fund.

I.           Duty to Vote Proxies

RAM views seriously its responsibility to exercise voting authority over securities that are owned by a Fund.

A.             It is the policy of RAM to review each proxy statement on an individual basis and to vote exclusively with the goal to best serve the financial interests of a Fund’s shareholders.

B.           To document that proxies are being voted, RAM will keep a record reflecting when and how each proxy is voted. RAM will keep and maintain such records consistent with the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and other applicable regulations. RAM will make its proxy voting history and policies and procedures available to shareholders upon request.  The proxy voting history and policies and procedures will be available via our website, www.direxionfunds.com, or in written form. If requested in written form, the proxy voting history and policies and procedures shall be sent to a shareholder within three business days of such a request.  To request a written copy, shareholders, or their agents, may contact RAM at (800) 851-0511 or by writing to a Fund at P.O. Box 1993, Milwaukee, Wisconsin 53201.

II.           Guidelines for Voting Proxies

RAM will generally vote proxies so as to promote the long-term economic value of the underlying securities, and generally will follow the Guidelines provided below.  Each proxy proposal should be considered on its own merits, and an independent determination will be made whether to support or oppose management’s position.  RAM believes that the recommendation of management should be given substantial weight, but RAM will not support management proposals that may be detrimental to the underlying financial value of a stock.

The Direxion Funds portfolio management department will be responsible for administrating and overseeing the proxy voting process.

The Guidelines set forth below deal with the two basic categories of proxy proposals.  While they are not exhaustive, they do provide a good indication of RAM’s general approach to a wide range of issues.

RAM usually will oppose proposals that dilute the economic interest of shareholders, reduce shareholders’ voting rights, or otherwise limit their authority. Proxies will be voted in what is believed to be in a Fund shareholders’ best interest and not necessarily always with management.  Each situation is considered individually within the general guidelines.  Routine proposals normally are voted based on the recommendation of the issuer’s management.  Non-routine proposals that could meaningfully impact the position of existing shareholders are given special consideration and voted in a manner that is believed to support the interests of a Fund’s shareholders.

1.           Routine Proposals

Routine proposals are those that do not propose to change the structure, bylaws, or operations of the corporation to the detriment of the shareholders.  Given the routine nature of these proposals, proxies will nearly always be voted with management. Traditionally, routine proposals include:

•	Approval of auditors
•	Election of directors and officers of the corporation
•	Indemnification provisions for directors
•	Liability limitations of directors
•	Name changes
•	Declaring stock splits
•	Elimination of preemptive rights
•	Incentive compensation plans
•	Changing the date and/or the location of the annual meetings

B-1

•	Minor amendments to the articles of incorporation
•	Employment contracts between the company and its executives and remuneration for directors
•	Automatic dividend reinvestment plans
•	Retirement plans, pensions plans and profit sharing plans, creation of and amendments thereto

2.           Non-Routine Proposals

These proposals are more likely to affect the structure and operations of the corporation and, therefore, will have a greater impact on the value of the stock.  The portfolio voting the proxy will review each issue in this category on a case-by-case basis.  RAM will be especially critical of lavish executive compensation and highly priced merger acquisition proposals, which would tend to lower future corporate earnings potential.

Non-routine proposals typically include:

•	Mergers and acquisitions
•	Restructuring
•	Re-incorporation or formation
•	Changes in capitalization
•	Increase or decrease in number of directors
•	Increase or decrease in preferred stock
•	Increase or decrease in common stock
•	Stock option plans or other compensation plans
•	Social issues
•	Poison pills
•	Golden parachutes
•	Greenmail
•	Supermajority voting
•	Board classification without cumulative voting
•	Confidential voting

RAM will typically accept management’s recommendations on shareholder proposed social issues, since it does not have the means to either evaluate the economic impact of such proposals, or determine a consensus among shareholders’ social and political viewpoints.

III.           Conflicts of Interests

RAM and affiliated companies’ business lines, limited to that of investment advisor to mutual funds and retail broker/dealer, preclude any potential material conflicts of interests between RAM and Direxion Funds’ shareholders. Neither RAM, nor its affiliates underwrite securities or own stock shares.

IV.           Recordkeeping and Reporting

RAM is required to maintain records of proxies voted pursuant to Section 204(2) of the Advisers Act and Rule 204-2(c) thereunder.  RAM will maintain and make available to fund shareholders for review a copy of its proxy voting policies and procedures, a record of each vote cast, and each written and verbal shareholder request for proxy voting records.  In addition, RAM will maintain appropriate proxy voting records for a Fund in compliance with applicable regulations under the Investment Company Act of 1940, as amended.

Proxy voting books and records are maintained by RAM for five years, the first two years can be accessed via a Fund’s website, www.direxionfunds.com, or requested in written form.  If requested in written form, the proxy voting history and policies and procedures shall be sent to a shareholder within three business days of such a request.  To request a written copy, shareholders, or their agents, may contact RAM at (800) 851-0511 or by writing to a Fund at P.O. Box 1993, Milwaukee, Wisconsin 53201. A copy of the twelve-month voting history of a Fund will be made available on the SEC’s website at http://www.sec.gov beginning August 1, 2004 for the twelve-month period beginning July 1, 2003, in accordance with applicable regulations under the 1940 Act.

Effective July 1, 2003

B-2

DIREXION FUNDS
PART C

OTHER INFORMATION

Item 23.                  Exhibits.

(a)	(i)
Declaration of Trust is herein incorporated by reference from the Trust’s Initial Registration Statement on Form N-1A filed with the Securities and Exchange Commission on June 6, 1997 via EDGAR, Accession No. 0000898432-97-000314.

(ii)
Amendment to the Declaration of Trust dated April 5, 2006 is herein incorporated by reference from the Post-Effective Amendment No. 65 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on May 1, 2006 via EDGAR, Accession No. 0001144204-06-017581.

(b)
By-Laws are herein incorporated by reference from the Trust’s Initial Registration Statement on Form N-1A filed with the Securities and Exchange Commission on June 6, 1997 via EDGAR, Accession No. 0000898432-97-000314.

(c)		Voting trust agreement – None.

(d)	(i)(A)
Form of Investment Advisory Agreement is herein incorporated by reference from the Pre-Effective Amendment No. 1 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on September 18, 1997 via EDGAR, Accession No. 0000898432-97-000410.

(i)(B)
Amendment to Schedule A of the Investment Advisory Agreement is herein incorporated by reference from the Post-Effective Amendment No. 76 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on October 31, 2007 via EDGAR, Accession No. 0000894189-07-003136.

	(i)(C)	Amendment to Schedule A of the Investment Advisory Agreement – to be filed by amendment.

(ii)(A)
Form of Investment Subadvisory Agreement between Portfolio Strategies, Inc. and Rafferty Asset Management, LLC is herein incorporated by reference from the Post-Effective Amendment No. 46 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on March 31, 2005 via EDGAR, Accession No. 0000894189-05-000885.

(ii)(B)
Form of Investment Subadvisory Agreement between Flexible Plan Investments, Ltd. and Rafferty Asset Management, LLC is herein incorporated by reference from the Post-Effective Amendment No. 21 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on January 12, 2004 via EDGAR, Accession No. 0000898432-04-000033.

(ii)(C)
Amendment to Schedule A to the Investment Subadvisory Agreement between Flexible Plan Investments, Ltd. and Rafferty Asset Management, LLC is herein incorporated by reference from the Post-Effective Amendment No. 62 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on January 20, 2006 via EDGAR, Accession No. 0000894189-06- 000097.

(ii)(D)
Form of Investment Subadvisory Agreement between Hundredfold Advisors and Rafferty Asset Management, LLC is herein incorporated by reference from the Post-Effective Amendment No. 32 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on September 1, 2004 via EDGAR, Accession No. 0000898432-04-000703.

(ii)(E)
Form of Investment Subadvisory Agreement between Horizon Capital Management Inc. and Rafferty Asset Management, LLC is herein incorporate by reference from the Post-Effective Amendment No. 33 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on September 2, 2004 via EDGAR, Accession No. 0000894189-04-001808.

(e)	(i)
Form of Distribution Agreement between the Direxion (formerly, Potomac) Funds and Rafferty Capital Markets, Inc. is herein incorporated by reference from the Post-Effective Amendment No. 1 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on June 15, 1998 via EDGAR, Accession No. 0000898432-98-000498.

(ii)
Form of Dealer Agreement is herein incorporated by reference from the Post-Effective Amendment No. 5 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on November 17, 1999 via EDGAR, Accession No. 0000898432-99-001069.

(f)		Bonus, profit sharing contracts – None.

(g)	(i)
Custodian Agreement is herein incorporated by reference from the Post-Effective Amendment No. 50 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on June 28, 2005 via EDGAR, Accession No. 0000950134-05-001607.

(ii)
Amendment to Exhibit C to the Custodian Agreement is herein incorporated by reference from the Post-Effective Amendment No. 76 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on October 31, 2007 via EDGAR, Accession No. 0000894189-07-003136.

	(iii)	Amendment to Exhibit C to the Custodian Agreement – to be filed by amendment.

(h)	(i)(A)
Transfer Agent Agreement is herein incorporated by reference from the Post-Effective Amendment No. 50 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on June 28, 2005 via EDGAR, Accession No. 0000950134-05-001607.

(i)(B)
Amendment to Exhibit A to the Transfer Agent Agreement is herein incorporated by reference from the Post-Effective Amendment No. 76 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on October 31, 2007 via EDGAR, Accession No. 0000894189-07-003136.

	(i)(C)	Amendment to Exhibit A to the Transfer Agent Agreement – to be filed by amendment.

(ii)(A)
Fund Accounting Servicing Agreement is herein incorporated by reference from the Post-Effective Amendment No. 50 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on June 28, 2005 via EDGAR, Accession No. 0000950134-05-001607.

(ii)(B)
Amendment to Exhibit A to the Fund Accounting Servicing Agreement is herein incorporated by reference from the Post-Effective Amendment No. 76 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on October 31, 2007 via EDGAR, Accession No. 0000894189-07-003136.

	(ii)(C)	Amendment to Exhibit A to the Fund Accounting Servicing Agreement – to be filed by amendment.

(iii)(A)
Fund Administration Servicing Agreement is herein incorporated by reference from the Post-Effective Amendment No. 50 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on June 28, 2005 via EDGAR, Accession No. 0000950134-05-001607.

(iii)(B)
Amendment to Exhibit A to the Fund Administration Servicing Agreement is herein incorporated by reference from the Post-Effective Amendment No. 76 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on October 31, 2007 via EDGAR, Accession No. 0000894189-07-003136.

	(iii)(C)	Amendment to Exhibit A to the Fund Administration Servicing Agreement – to be filed by amendment.

(i)		Opinion and consent of counsel – to be filed by amendment.

(j)	(i)	Consent of Independent Registered Public Accounting Firm – to be filed by amendment.

(ii)
Powers of Attorney is herein incorporated by reference from the Post-Effective Amendment No. 48 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on May 18, 2005 via EDGAR, Accession No. 0000894189-05-001232.

(iii)
Power of Attorney is herein incorporated by reference from the Post-Effective Amendment No. 71 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on June 8, 2007 via EDGAR, Accession No. 0000894189-07-001682.

(k)		Financial statements omitted from prospectus – None.

(l)
Letter of investment intent is herein incorporated by reference from the Pre-Effective Amendment No. 1 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on September 18, 1997 via EDGAR, Accession No. 0000898432-97-000410.

(m)	(i)(a)
Investor Class Plan pursuant to Rule 12b-1 is herein incorporated by reference from the Post-Effective Amendment No. 67 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on December 22, 2006 via EDGAR, Accession No. 0000894189-06-003178.

(i)(b)
Amendment to Investor Class Plan pursuant to Rule 12b-1 is herein incorporated by reference from the Post-Effective Amendment No. 76 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on October 31, 2007 via EDGAR, Accession No. 0000894189-07-003136.

(ii)(a)
Service Class Plan pursuant to Rule 12b-1 is herein incorporated by reference from the Post-Effective Amendment No. 67 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on December 22, 2006 via EDGAR, Accession No. 0000894189-06-003178.

(ii)(b)
Amendment to Service Class Plan pursuant to Rule 12b-1 is herein incorporated by reference from the Post-Effective Amendment No. 76 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on October 31, 2007 via EDGAR, Accession No. 0000894189-07-003136.

(n)
Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 is herein incorporated by reference from the Post-Effective Amendment No. 60 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on December 29, 2005 via EDGAR, Accession No. 0000894189-05-003419.

(o)		Reserved.

(p)	(i)
Code of Ethics of the Direxion (formerly, Potomac) Funds, Direxion (formerly, Potomac) Insurance Trust and Rafferty Asset Management, LLC is herein incorporated by reference from the Post-Effective Amendment No. 37 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on December 1, 2004 via EDGAR, Accession No. 0000894189-04-002567.

(ii)
Code of Ethics of Portfolio Strategies, Inc. is herein incorporated by reference from the Post-Effective Amendment No. 46 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on March 31, 2005 via EDGAR, Accession No. 0000894189-05-000885.

(iii)
Code of Ethics of Flexible Plan Investments, Ltd is herein incorporated by reference from the Post-Effective Amendment No. 21 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on January 12, 2004 via EDGAR, Accession No. 0000898432-04-000033.

(iv)
Code of Ethics of Hundredfold Advisors is herein incorporated by reference from the Post-Effective Amendment No. 32 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on September 1, 2004 via EDGAR, Accession No. 0000898432-04-000703.

(v)
Code of Ethics for Rafferty Capital Markets, LLC is herein incorporated by reference from the Post-Effective Amendment No. 20 to the Trust’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on December 31, 2003 via EDGAR, Accession No. 0000894189-03-001984.

Item 24.	Persons Controlled by or Under Common Control with Registrant

None.

Item 25.	Indemnification

Article XI, Section 2 of the Trust’s Declaration of Trust provides that:

(a)	Subject to the exceptions and limitations contained in paragraph (b) below:

(i)
every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust and/or by the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof;

(ii)
the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while a Covered Person is in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)           No indemnification shall be provided hereunder to a Covered Person:

(i)
who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (B) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust; or

(ii)
in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry or full investigation); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent legal counsel.

(c)
The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.  Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

(d)
Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust if it is ultimately determined that he or she is not entitled to indemnification under this Section 2; provided, however, that:

(i)	such Covered Person shall have provided appropriate security for such undertaking,

(ii)	the Trust is insured against losses arising out of any such advance payments, or

(iii)
either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

According to Article XII, Section 1 of the Declaration of Trust, the Trust is a trust and not a partnership.  Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust, a particular Series or the Trustees.  A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Article XII, Section 2 provides that, subject to the provisions of Section 1 of Article XII and to Article XI, the Trustees are not liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice.

Item 26.                  Business and Other Connections of Investment Adviser

Rafferty Asset Management, LLC (the “Adviser”), 33 Whitehall Street, 10th Floor, New York, New York 10004, offers investment advisory services.  Information as to the officers and directors of the Adviser is included in its current Form ADV filed with the Securities and Exchange Commission (Registration Number 801-54679).

Portfolio Strategies, Inc. (“PSI”), 1102 Broadway, #302, Tacoma, Washington 98402, offers investment advisory services.  Information as to the officers and directors of PSI is included in its current Form ADV filed with the Securities and Exchange Commission (Registration Number 801-18475).

Flexible Plan Investments, Ltd. (“Flexible Plan”), 3883 Telegraph Road, Suite 100, Bloomfield Hills, Michigan, 48302, offers investment advisory services.  Information as to the officers and directors of Flexible Plan is included in its current Form ADV filed with the Securities and Exchange Commission (Registration Number 801-21073).

Hundredfold Advisors (“Hundredfold”), 2940 N. Lynnhaven Road, Suite 210A, Virginia Beach, VA 23452, offers investment advisory services.  Information as to the officers and directors of Hundredfold is included in its current Form ADV filed with the Securities and Exchange Commission. (Registration Number 801-63226)

Horizon Capital Management, Inc. (“HCM”), 141 Ridgeway Drive, Suite 203, Lafayette, LA 70503, offers investment advisory services.  Information as to the officers and directors of HCM is included in its current Form ADV filed with the Securities and Exchange Commission (Registration Number 801-26038).

Item 27.                  Principal Underwriter

(a)  Rafferty Capital Markets, LLC, 59 Hilton Avenue, Garden City, NY 11530, serves as principal underwriter for the Direxion Funds, Leuthold Funds, Marketocracy Funds and Aegis Funds.

(b)	The director and officers of Rafferty Capital Markets, LLC are:

Name	Positions and Offices with Underwriter	Position and Offices with Registrant

Thomas A. Mulrooney	President	None

Lawrence C. Rafferty	Director	Chairman of the Board of Trustees

Stephen P. Sprague	Chief Financial Officer	Treasurer and Controller

The principal business address of each of the persons listed above is 59 Hilton Avenue, Garden City, New York 11530.

Item 28.                  Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained in the physical possession of the Direxion Funds’ investment adviser, subadviser, administrator, custodian, subcustodian, or transfer agent.

Item 29.                  Management Services

Not applicable.

Item 30.                  Undertakings

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of its latest annual report to Shareholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 80 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on May 20, 2008.

DIREXION FUNDS

By:  /s/ Daniel D. O’Neill
  Daniel D. O’Neill
  President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 80 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lawrence C. Rafferty*	Chairman of the Board	May 20, 2008
Lawrence C. Rafferty

/s/ Daniel J. Byrne*	Trustee	May 20, 2008
Daniel J. Byrne

/s/ Gerald E. Shanley III*	Trustee	May 20, 2008
Gerald E. Shanley III

/s/ John Weisser*	Trustee	May 20, 2008
John Weisser

/s/ Todd Kellerman	Chief Financial Officer	May 20, 2008
Todd Kellerman

/s/ Stephen Sprague	Treasurer	May 20, 2008
Stephens Sprague

/s/ Daniel D. O’Neill	President	May 20, 2008
Daniel D. O’Neill

*By: /s/ Daniel D. O’Neill
Daniel D. O’Neill, President and Attorney-In Fact